UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07763

LITMAN GREGORY FUNDS TRUST

(Exact name of registrant as specified in charter)

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)

Jeremy L. DeGroot

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Registrant’s telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1.	Report to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”):

Semi-Annual Report

PartnerSelect Equity Fund (FKA Litman Gregory Masters Equity Fund)

PartnerSelect International Fund (FKA Litman Gregory Masters International Fund)

PartnerSelect Smaller Companies Fund (FKA Litman Gregory Masters Smaller Companies Fund)

PartnerSelect Alternative Strategies Fund (FKA Litman Gregory Masters Alternative Strategies Fund)

PartnerSelect High Income Alternatives Fund (FKA Litman Gregory Masters High Income Alternatives Fund)

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the PartnerSelect Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the PartnerSelect Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.partnerselectfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the PartnerSelect Funds or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-960-0188.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the PartnerSelect Funds, you can call 800-960-0188. Your election to receive reports in paper will apply to all funds held with the PartnerSelect Funds or your financial intermediary.

PartnerSelect Funds Concept

Investment Philosophy: Alternative Strategies Fund and High Income Alternatives Fund

The Alternative Strategies Fund and the High Income Alternatives Fund were created based on the following fundamental beliefs:

First, Litman Gregory believes it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on Litman Gregory’s extensive experience evaluating managers and mutual funds on behalf of their clients. The managers in these funds were chosen for their specialized and demonstrated expertise, as well as for their complementary, non-correlated investment approaches.

Second, not only do we want high-quality managers, but we want to offer access to them at an acceptable cost. We spent years engaged in research to find the right mix of managers we believe can deliver on both fronts.

Third, these funds don’t seek to simply replicate what each manager is already doing elsewhere, but to bring investors additional value-add through flexibility, and the ability to be more opportunistic.

The PartnerSelect Alternative Strategies Fund Concept

The Alternative Strategies Fund is a multi-manager fund that combines alternative and absolute-return-oriented strategies chosen based on Litman Gregory’s conviction that each individual strategy is compelling and that collectively the overall fund portfolio is well-diversified. This fund is intended to complement traditional stock and bond portfolios by offering diversification, seeking to reduce volatility, and to potentially enhance returns relative to various measures of risk.

This fund will contain many risk-control factors including the selection of strategies that seek lower risk exposure than conventional stock or stock-bond strategies, the risk-sensitive nature of the managers, the skill of the managers, and the overall strategy diversification.

Typically, each manager will run between 18% to 25% of the portfolio, but Litman Gregory may tactically alter the managers’ allocations to attempt to take advantage of particularly compelling opportunities for a specific strategy or to further manage risk. We will have a high hurdle for making a tactical allocation shift and don’t expect such top-down shifts to happen frequently.

The PartnerSelect High Income Alternatives Fund Concept

The High Income Alternatives Fund is a multi-managed fund created to include multiple types of income-producing investments that could improve returns and diversify risks while playing an important strategic role in navigating interest rate and credit cycles.

We partnered with skilled, experienced managers running differentiated strategies. Each offers access to alternative sources of income that clients may otherwise not own, or to which they may be under-allocated. We seek to generate a high level of income with an eye toward capital preservation—meaning that we don’t want to chase high income without consideration for valuations and risk.

Investment Philosophy: The Equity Funds

Our equity funds are based on two fundamental beliefs:

First, it is possible to identify investment managers who will deliver superior long-term performance relative to their passive benchmarks and peer groups. This belief is based on our extensive experience evaluating stock pickers and mutual funds on behalf of our investment management clients.

Second, that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform a more diversified portfolio over a market cycle. However, most stock pickers typically manage portfolios that are diversified beyond these highest-conviction holdings in order to reduce risk and to facilitate the management of the larger amounts of money they oversee.

The Concept Behind Our Equity Funds

Based on the above beliefs, these funds seek to isolate the stock-picking skills of a group of highly regarded investment managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

•	We only choose stock pickers we believe to be exceptionally skilled.

•	Each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest-conviction” stocks.

•	Although each manager’s portfolio is concentrated, our equity funds seek to manage risk partly by building diversification into each fund.

¡	The Equity and International Funds offer diversification by including managers with differing investment styles and market-cap orientations.

¡	The Smaller Companies Fund brings together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•

We believe that excessive asset growth often results in diminished performance. Therefore, each fund may close to new investors at a level that Litman Gregory believes will preserve each manager’s ability to effectively implement the PartnerSelect concept. If more sub-advisors are added to a particular fund, the fund’s closing asset level may be increased.

Diversification does not assure a profit or protect against a loss in a declining market.

ii	Litman Gregory Funds Trust

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the PartnerSelect Funds. Statements and other information in this report are dated and are subject to change.

Litman Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents	1

Litman Gregory Fund Advisors’

Commitment to Shareholders

We are deeply committed to making each PartnerSelect Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the PartnerSelect concept.

•

We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock-picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•

We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their PartnerSelect Funds mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the PartnerSelect managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•

The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way, the multi-manager structure seeks to provide fund-level diversification.

•

We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•

We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•

We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all PartnerSelect Funds, and a low minimum, no-load Investor share class for the Alternative Strategies and High Income Alternatives funds

•

We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to PartnerSelect Funds is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from PartnerSelect Funds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each PartnerSelect Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

2	Litman Gregory Funds Trust

Must be preceded or accompanied by a prospectus.

Effective July 31, 2020 the name of the Litman Gregory Masters Funds was changed to PartnerSelect Funds.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The funds may invest in master limited partnership units. Investing in MLP units may expose investors to additional liability and tax risks. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

The Morningstar Rating for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed products monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five, and 10-year (if applicable) Morningstar Rating metrics. The weights are 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10 year overall rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. PartnerSelect Alternative Strategies Fund was rated against the following numbers of Multialternative funds over the following time periods as of 6/30/2020: 252 funds in the last three years, and 191 funds in the last five years. With respect to these Multialternative funds, PartnerSelect Alternative Strategies (MASFX) received a Morningstar Rating of 4 stars and 4 stars for the three- and five-year periods, respectively. Ratings for other share classes may be different. Morningstar rating is for the Institutional share class only; other classes may have different performance characteristics. The Investor share class received a rating of 3 stars and 4 stars for the three- and five-year periods, respectively.© 2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussions for the Alternative Strategies Fund and the High Income Alternatives Fund are specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories. The Fund’s Sharpe ratio ranked 5 out of 100 in its Peer Group, US OE Mulitalternative Morningstar Category from 10/1/2011 to 6/30/2020. Past performance is no guarantee of future results.

Fund Summary	3

See pages 10, 20, and 29 for each fund’s top contributors. See pages 11, 22 and 30 for each fund’s portfolio composition. See pages 44 for the Alternative Strategies Fund’s individual strategy portfolio allocations. See pages 94 for the High Income Alternative Fund’s individual strategy portfolio allocations. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

Litman Gregory Fund Advisors LLC has ultimate responsibility for the performance of the PartnerSelect Funds due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Please see page 150 for index definitions. You cannot invest directly in an index.

Please see page 152 for industry definitions.

4	Litman Gregory Funds Trust

PartnerSelect Funds’ Performance

	Average Annual Total Returns
Institutional Class Performance as of 6/30/2020	Year-to- Date	1-Year	3-Year	5-Year	10-Year	15-Year	Since Inception
PartnerSelect Equity Fund (12/31/96)	-7.52%	-0.97%	6.07%	7.04%	11.19%	6.73%	7.78%
Russell 3000 Index	-3.48%	6.53%	10.04%	10.03%	13.72%	8.78%	8.35%
Morningstar Large Blend Category Average	-5.69%	3.45%	8.05%	8.04%	11.64%	7.27%	6.81%
Gross Expense Ratio: 1.35% Net Expense Ratio as of 4/29/2020*: 1.24%

PartnerSelect International Fund (12/1/97)	-22.83%	-14.74%	-4.97%	-3.55%	3.12%	3.42%	5.69%
MSCI ACWI ex-U.S. Index	-11.00%	-4.80%	1.13%	2.26%	4.97%	4.44%	4.72%
MSCI EAFE Index	-11.34%	-5.13%	0.81%	2.05%	5.73%	4.09%	4.35%
Morningstar Foreign Large Blend Category Average	-10.89%	-4.67%	0.40%	1.62%	5.23%	3.84%	3.58%
Gross Expense Ratio: 1.36% Net Expense Ratio as of 4/29/2020*: 1.12%

PartnerSelect Smaller Companies Fund (6/30/2003)	-18.66%	-17.04%	-0.13%	0.85%	7.68%	4.60%	6.37%
Russell 2000 Index	-12.98%	-6.63%	2.01%	4.29%	10.50%	7.01%	8.55%
Morningstar Small Blend Category Average	-17.02%	-11.54%	-0.92%	2.07%	8.79%	5.76%	7.53%
Gross Expense Ratio: 1.88% Net Expense Ratio as of 4/29/2020*: 1.46%

PartnerSelect Alternative Strategies Fund (9/30/2011)	-2.43%	0.03%	1.89%	2.47%	n/a	n/a	4.19%
3-Month LIBOR	-2.51%	-0.19%	1.64%	2.23%	n/a	n/a	3.94%
Bloomberg Barclays Aggregate Bond Index	0.94%	2.13%	2.08%	1.50%	0.91%	1.76%	0.99%
Morningstar Multialternative Category Average	6.14%	8.74%	5.32%	4.30%	3.82%	4.39%	3.48%
HFRX Global Hedge Fund Index	-5.44%	-3.35%	0.05%	0.03%	1.54%	1.26%	1.16%
Russell 1000 Index	-1.09%	3.09%	1.18%	0.71%	1.12%	0.90%	1.58%
Gross Expense Ratio as of 4/29/2020: 1.63%	-2.81%	7.48%	10.64%	10.47%	13.97%	8.91%	14.56%

Net Expense Ratio as of 4/29/2020: 1.35%	The Net Expense Ratio reflects a contractual fee waiver and/or expense reimbursement, which is in place through 4/30/2021. See the Fund’s prospectus for more information.
Adjusted Expense Ratio as of 4/29/2020: 1.30%	The Adjusted Expense Ratio is the same as the Net Expense Ratio exclusive of certain investment expenses, such as interest expense from borrowings and repurchase agreements, dividend expense from investments on short
	sales, and acquired fund fees and expenses.

PartnerSelect High Income Alternatives Fund (9/28/2018)	-5.05%	-2.65%	n/a	n/a	n/a	n/a	-0.15%
Bloomberg Barclays Aggregate Bond Index	-5.25%	-2.92%	n/a	n/a	n/a	n/a	-0.38%
ICE BofAML U.S. High Yield TR USD Index	6.14%	8.74%	5.32%	4.30%	3.82%	4.39%	9.50%
HFRX Fixed Income—Credit Index	-4.78%	-1.10%	2.94%	4.58%	6.48%	6.68%	2.20%
Gross Expense Ratio as of 4/29/2020: 1.98%	1.67%	4.98%	2.20%	1.65%	2.42%	5.11%	2.66%

Net Expense Ratio as of 4/29/2020: 1.48%	The Net Expense Ratio reflects a contractual fee waiver and/or expense reimbursement, which is in place through 4/30/2021. See the Fund’s prospectus for more information.
Adjusted Expense Ratio as of 4/29/2020: 0.98%	The Adjusted Expense Ratio is the same as the Net Expense Ratio exclusive of certain investment expenses, such as interest expense from borrowings and repurchase agreements, dividend expense from investments on short
	sales, and acquired fund fees and expenses.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.partnerselectfunds.coms.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares.

*Gross and net expense ratios per the Prospectus dated 4/29/2020. There are contractual fee waivers in effect through 4/30/2021. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Fund Summary	5

Dear Fellow Shareholder,

Investors have been on quite a roller-coaster ride so far this year. After a dramatic decline in the first quarter, financial markets delivered an equally surprising rebound in the second quarter. Against all odds, financial markets seemed to defy grim economic news, the continued spread of COVID-19, and worldwide protests over racial injustice.

Unprecedented global money printing and government spending were key to the sharp turnaround in the markets. Driven by massive, coordinated monetary and fiscal policy actions, the S&P 500 Index soared nearly 40% from its March 23 low, notching its best return over any 50-day period in market history.

For the second quarter overall, the S&P 500 gained 21%, cutting its year-to-date loss to just 3.1%. However, beneath the surface, and continuing a trend that has played out over the past 13 years, growth stocks — technology stocks in particular — were the engine driving the market index higher. The Russell 1000 Growth index is up 10% on the year, while its Russell 1000 Value counterpart is down 16% — a stunning 26 percentage point divergence in only six months.

Source: Morningstar Direct as of 6/30/2020. Indexes are unmanaged and cannot be invested into directly.

Among smaller company stocks, the Russell 2000 Index surged 25% in the second quarter, but still sported a 13% loss for the first half. Here again, growth dominated value, with a 20 percentage point spread between the two segments.

The MSCI EAFE Index gained 14.9% in the second quarter, and was down 11.3% on the year. The MSCI EAFE Growth Index is beating the MSCI EAFE Value index by 16 percentage points over this period. The Vanguard FTSE Emerging Markets Index gained 19% for the quarter, and declined 10% on the year. The U.S. dollar depreciated slightly during the second quarter, providing a modest tailwind to foreign market returns for dollar-based (unhedged) investors. We see potential for more significant dollar declines looking out over the next several years.

Turning to the fixed income markets, the Bloomberg Barcalys Aggregate Bond Index returned 6% for the first half of the year. The 10-year Treasury yield dropped sharply during the crisis period, ending the first half near an all-time low at 0.65%. After suffering swift and severe losses in March, credit-sensitive sectors of the fixed income market sharply rebounded in the second quarter The ICE BofA Merrill Lynch US High-Yield Cash Pay Index and S&P/LSTA Leverage Loan Index gained 10%, leaving both sectors down just under 5% on the year.

All five of the PartnerSelect funds had strong absolute returns in the second quarter, and four funds outperformed their primary benchmark index. However, the positive second quarter performance was not enough to make up for the funds’ underperformance in the first quarter. For the first half of the year, all five of the PartnerSelect funds trail their benchmarks. The PartnerSelect Equity fund was down 7.52% versus a 3.48% loss for the Russell 3000 Index. After an extremely strong 2019, the International Fund dropped 22.83%, compared to an 11.00% decline for the MSCI ACWI ex-U.S. Index. The Smaller Companies Fund fell 18.66% versus a 12.98% loss for the Russell 2000 Index. The Alternative Strategies Fund had a 2.43% loss, compared to a 0.94% gain for 3-Month LIBOR. And the High Income Alternatives Fund lost 5.05%, compared to a 6.14% gain for the Aggregate Bond Index and a 4.78% loss for the High-Yield Bond Index.

6	Litman Gregory Funds Trust

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.partnerselectfunds.com.

We believe the Funds can perform a valuable role within a diversified investment portfolio. Each fund is sub-advised by highly disciplined, experienced, and skilled investors who we believe can outperform their benchmark over full market cycles. As noted above, this has been an extraordinary 13-year cycle (so far) of Growth hugely outperforming Value. Our equity funds have suffered in relative terms given this backdrop. The Alternative Strategies Fund can serve as a core, lower-risk holding that seeks to provide access to proven managers and strategies, differentiated sources of return, and diversification relative to traditional stock and bond investments. Finally, the High Income Alternatives Fund is intended to be a complement to traditional fixed-income allocations, seeking long-term returns that are significantly higher than core fixed-income and comparable to high-yield bonds, but with lower volatility and downside risk than high-yield due to the fund’s diversified sources of return and manager strategy flexibility.

As we turn to the second half of the year we have two new developments to share. First, effective July 31, we have changed the name of our fund family to PartnerSelect Funds. We believe this name better represents our mission to partner with high-quality managers running distinctive strategies who we believe possess a clear investment edge. Bringing strategies to the U.S. mutual fund marketplace that are not otherwise available also creates a partnership with our shareholders seeking attractive long-term performance. As an independent advisor, Litman Gregory focuses on launching funds that we believe deserve to exist based on their investment merits and that can deliver notable results. We are strongly aligned with other shareholders in the funds, being significant investors of our own and our clients’ capital in these funds.

Second, we are excited to announce the first new fund offering under the PartnerSelect name. The PartnerSelect SBH Focused Small Value Fund is a focused portfolio in an inefficient market space. The fund is sub-advised by Segall Bryant & Hamill’s Mark Dickherber and Shaun Nicholson, two skilled portfolio managers who specialize in small-company value investing. What differentiates this strategy is the managers’ ability to identify the building blocks of potential higher profitability for a company before they are recognized by the market consensus. This strategy is unique, and an example of the value PartnerSelect Funds intends to bring to the mutual fund marketplace. The fund opened for investment on July 31 and is available on most trading platforms in the Institutional share class.

Stay tuned for further new PartnerSelect offerings in the months to come.

As always, we thank you for your continued confidence and investment in the PartnerSelect Funds. Our commitment and confidence are reflected in the collective personal investments in the Funds by Litman Gregory principals, employees, and the Funds’ trustees of over $20 million, as of June 30, 2020.

Sincerely,

Jeremy DeGroot, President and Portfolio Manager

Jack Chee, Portfolio Manager

Rajat Jain, Portfolio Manager

Jason Steuerwalt, Portfolio Manager

Fund Summary	7

PartnerSelect Equity Fund

The PartnerSelect Equity Fund (formerly the Litman Gregory Masters Equity Fund) fell 7.52% for the first half of 2020, trailing the 3.48% loss for the fund’s Russell 3000 Index benchmark and the 5.69% loss for the Morningstar Large Blend category. Since the fund’s inception on December 31, 1996, the fund’s 7.78% annualized return is slightly behind the benchmark return of 8.35% but ahead of its peer group’s 6.81% return.

Performance as of 6/30/2020
	Average Annual Total Returns
	Three Month	Year-to- Date	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception
PartnerSelect Equity Fund (12/31/96)	22.68%	-7.52%	-0.97%	6.07%	7.04%	11.19%	7.78%
Russell 3000 Index	22.03%	-3.48%	6.53%	10.04%	10.03%	13.72%	8.35%
Morningstar Large Blend Category*	19.32%	-5.69%	3.45%	8.05%	8.04%	11.64%	6.81%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.partnerselectfunds.com. As of the prospectus dated 4/29/2020, the gross and net expense ratios were 1.35% and 1.24%, respectively. There are contractual fee waivers in effect through April 30, 2021.

Performance of Managers

Of the fund’s seven sub-advisors, four outperformed their respective benchmarks in the first half of 2020, while three underperformed. The three sub-advisors benchmarked to value indexes outperformed their respective value benchmarks. The fund’s one dedicated growth sub-advisor also outperformed their growth benchmark. The three sub-advisors that underperformed in the first half were blend managers benchmarked to broader market indexes. The performance of the sub-advisors ranged from negative 17.90% to positive 22.85%. (Returns are net of sub-advisor management fees.)

Key Performance Drivers

Over the first six months of 2020, stock selection drove relative underperformance, while sector allocation had a small negative effect on returns. It is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do discuss short-term relative performance at both the sector and stock level to help shareholders understand the drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position; that is only known at the point when the stock is sold.

The financials sector was the leading detractor from relative performance in the period due to both sector-allocation and stock-selection effects. Financials underperformed the broad index significantly (by around 25 percentage points) during the first half, so the fund’s overweighting of nine percentage points (19.51% vs. 10.52% for the Russell 3000 index) hurt performance from a sector-allocation standpoint. Stock selection was also a headwind as the fund’s financial holdings underperformed the index names. Capital One Financial and Wells Fargo were the leading detractors in the first half of 2020. Capital One is owned by Bill Nygren of Harris Associates, as well as Chris Davis and Danton Goei of Davis Advisors. Wells Fargo is owned by Davis and Goei.

Nygren says Capital One’s share price held steady in January and February, but its share price weakened severely in March along with a general equity market decline. The company reported fourth quarter total net revenue and earnings per share that exceeded market expectations. Results were good, in Nygren’s view, with solid year-over-year total revenue growth of 7% and loan growth of 7%. The net interest margin expanded 22 basis points to 6.95%. For its first quarter, Capital One delivered good fundamental performance, in his view, with 3% growth in pre-provision earnings, 6% organic loan growth, and a 7% increase in credit card purchase volume. However, a large coronavirus-related reserve build drove quarterly earnings per share down to -$3.10. CEO Richard Fairbank is confident in Capital One’s ability to weather the storm, noting that the company’s liquidity and capital position are both improved in comparison to the great recession during which the company managed quite well. As a result of the 2020 Dodd-Frank Act Stress Test, Capital One’s minimum required CET1 ratio is 10.1%, less than management’s internal target of 11%. Overall, Nygren believes Capital One is a well-managed company with a strong capital base that is trading at a discount to his estimate of its intrinsic value.

Davis and Goei say certain sectors, especially high-grade financials, have declined more than the overall market, and present investors with, in select instances, single-digit valuations and possess financial strength well beyond the 2008–2009 crisis. They believe their position in Wells Fargo is an example of one of these holdings. According to the Fed’s recent stress test, Wells Fargo may show credit losses in excess of $15 billion over the next two years. That is a large sum in absolute terms. In relative terms, this is a business that generated more than $23 billion in pre-tax earnings in 2019 alone. That was with an unfavorable interest rate and yield curve environment as well as having to

8	Litman Gregory Funds Trust

operate under an asset cap imposed in 2016. In their view, the balance sheet, capital ratios, deposit-based funding model, and exceedingly low valuations (i.e., single-digit multiples on normalized cash earnings, or “owner earnings”) are the basis for belief that it has the durability to weather an economic recession and to recover thereafter.

Overall, stock selection in the consumer discretionary sector was also a headwind. The sector had two of the fund’s top three contributors during the first half of the year (Amazon.com and Thor Industries). But it also had several names on the leading detractors list, including, Norwegian Cruise Line, Hilton Worldwide, and Nordstrom.

Amazon.com is owned by the team from Davis Advisors and by Mike Sramek of Sands Capital. Davis and Goei note that the current environment has accelerated favorable trends such as online shopping and the use of cloud computing services. They add that Amazon continues to be among the most capable and best-managed companies they have ever owned. Owning such durable long-term “compounding machines” is a key, in their experience, to delivering value for shareholders over time.

Thor Industries was another top contributor within the consumer discretionary sector—gaining more than 45% during the first six months of 2020. Thor Industries, owned by Clyde McGregor of Harris Associates, is the company for recreational vehicles, an industry that they view as very attractive. McGregor says Thor Industries reported fiscal second quarter results that included revenue of $2 billion, which exceeded market projections of $1.8 billion. Importantly, orders in North America (calculated as revenue plus changes in the order backlog) were positive for the fourth consecutive quarter. The company’s inventory position appears to be healthy, as management cited that a suspension in production coupled with ongoing dealer sales have worked to maintain balanced inventory levels. Thor issued another operational update in May that revealed the company is increasing production levels to meet greater demand than originally anticipated. Dealers continued to sell retail units while the company’s production facilities were temporarily shut down in March and April and inventory levels for certain products in the United States became low. In response, Thor recalled furloughed employees and restored compensation to original terms. Later, the company’s fiscal third quarter earnings report showed that earnings per share ($0.43 vs. -$0.25) and revenue ($1.68 billion vs. $1.64 billion) bested consensus estimates.

Norwegian Cruise Line was among the fund’s worst performers in the first half of 2020. The share price of the company, owned by Dick Weiss of Wells Capital Management, fell substantially over the last six months due to the impact the coronavirus has had on cruise operators. The company, as well as other cruise operators, had to cease operations and as a result the company had to raise external capital to fortify its balance sheet to wait out the “storm.” Unfortunately, visibility into when cruise operators may restart is limited. As a result, Weiss sold out of the company given high near-term cash burn and limited visibility into the future for the industry as a result of the coronavirus and its impact on travel.

Another travel-related company in the fund, Southwest Airlines, was similarly impacted by the pandemic and the subsequent halting of travel all around the world. The stock is owned by McGregor. He notes that throughout the second quarter, the management team at Southwest provided incremental updates on operational and revenue trends as the coronavirus pandemic severely curtailed the company’s business. While passenger demand and bookings were weak early in the quarter, the company experienced modest improvement beginning in early May 2020 when new passenger bookings outpaced trip cancellations, which reversed net negative booking trends in March and April. Southwest also realized somewhat higher passenger demand and bookings for June. The company estimated that May 2020 year-over-year operating revenues declined in a range of 85%–90%, capacity fell roughly 64%, and the load factor was about 30%, which all aligned with management’s previous projections. Nevertheless, McGregor finds news of booking trends encouraging and is hopeful that it points to a developing recovery. Importantly, management indicated that based on current cash balances, daily expenditures, short-term investments, and proceeds from recent sale-leaseback transactions, Southwest has approximately 20 months of liquidity. In addition, the company is the only U.S. airline with an investment-grade rating by all three credit rating agencies, which allows for access to credit, if necessary. Southwest Airlines has remained profitable for 45 consecutive years, even as several peers experienced bankruptcies. McGregor likes Southwest Airlines’ culture of outstanding service and employee satisfaction that translates to brand loyalty among customers. The company’s point-to-point network approach eliminates the complexity and cost of maintaining major hubs, which has led to earnings margins that are in excess of the industry average.

Both the fund’s underweight to, and stock selection within the information technology sector detracted from relative returns. Technology stocks in the index gained nearly 15% during the first half of the year and was the top-performing sector. Information technology makes up 26.57% of the Russell 3000 Index compared to a 15.93% weight in the fund at the end of June. Despite the overall headwind from the fund’s technology exposure, ServiceNow was a bright spot for returns. The stock is owned by Sramek of Sands Capital and returned 43.48% during the first two quarters of the year. ServiceNow is the leading provider of enterprise workflow automation software, based on market share. Enterprise digital transformation is a powerful secular tailwind that should drive demand for ServiceNow’s offerings over the next decade. The business’s extensible workflow automation platform is a key enabler of the digital transformation efforts necessary for companies to remain competitive in the modern world, driving cost savings and functionality improvements for ServiceNow’s customers. After building a leading position addressing IT department workflows, ServiceNow has gained strong momentum for its solutions addressing other enterprise workflows, including customer service, human resources management, and facilities management. The business’s easy-to-customize platform has resulted in high organic growth rates and best-in-class margins at its scale, in addition to consistently compelling product releases. Sramek believes that the durability of ServiceNow’s above-average growth potential is underappreciated, given its ability to address multiple use cases across enterprises. They view valuation through a five-year lens and expect

Fund Summary	9

the company to grow free cash flow by 5x and revenue by 4x from 2019 to 2025 as the business continues to upsell and/or cross-sell into its customer base, and as it gains leverage on operating expenses, especially sales and marketing. Sramek believes ServiceNow is positioned as the clear winner in the current environment, as IT departments scramble to support a remote workforce, respond to heightened customer and employee demands, and ensure business continuity and risk management—all while cutting costs. Given their long-term growth expectation, Sramek believes ServiceNow is rationally valued.

Stock selection within the communication services sector was strong during the first six months. Netflix, owned by both Nygren of Harris Associates and Sramek of Sands Capital, was the leading contributor in the sector. The stock gained 40.63% during the first half of 2020. Nygren notes that Netflix’s first quarter earnings report included paid net subscriber additions of 15.8 million, which handily bested guidance for 7 million additions, and the company guided for 7.5 million additions in the second quarter. The first quarter earnings margin expanded over 1000 basis points to a record 20.6%, and management reiterated guidance for a 16% full-year earnings margin despite a large transactional currency headwind. Additionally, investments continue to be made in post-2020 projects as Netflix’s 2020 content slate is unchanged, with filming completed and post-processing completed remotely. In June, an analyst note indicated Netflix’s second quarter paid membership additions were progressing at a pace to exceed management’s guidance additions for the period. Netflix has added more subscribers year over year since launching its streaming business, and growth will likely be perpetuated by increasing broadband penetration, more robust payments infrastructure, the proliferation of smart TVs, and reinvestment into content. Moreover, Nygren likes that Netflix’s significant spending on programming requires little incremental investment as new users subscribe, and thinks its superior content provides a formidable barrier to entry. In Nygren’s view, founder Reed Hastings has displayed the patience and fortitude to guide the company through multiple business model evolutions and is an excellent steward of shareholder capital.

Top 10 Individual Contributors as of the Six Months Ended June 30, 2020
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
Amazon.com Inc.	3.97	3.11	49.30	1.50	Consumer Discretionary
Sea Ltd. ADR	0.66	0.00	170.13	1.02	Communication Services
YETI Holdings Inc.	0.41	0.01	81.75	0.44	Consumer Discretionary
Regeneron Pharmaceuticals Inc.	0.95	0.14	66.09	0.44	Health Care
Chubb Ltd.	0.81	0.20	17.25	0.30	Financials
Atlassian Corporation PLC A	0.82	0.06	49.80	0.29	Information Technology
Constellation Brands Inc. A	0.52	0.09	41.94	0.25	Consumer Staples
ServiceNow Inc.	2.14	0.21	43.48	0.69	Information Technology
Netflix Inc.	2.58	0.57	40.63	0.80	Communication Services
Thor Industries Inc.	1.32	0.01	45.46	0.95	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Six Months Ended June 30, 2020
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
Capital One Financial Corp.	2.72	0.12	-38.55	-1.11	Financials
Wells Fargo & Co.	1.36	0.45	-50.94	-0.92	Financials
Norwegian Cruise Line Holdings Ltd.	0.22	0.02	-83.70	-0.73	Consumer Discretionary
Concho Resources Inc.	1.01	0.04	-40.80	-0.71	Energy
Hilton Worldwide Hldgs.	1.56	0.08	-33.67	-0.65	Consumer Discretionary
Raytheon Technologies Corp	1.05	0.34	-44.56	-0.64	Industrials
Berkshire Hathaway Inc. Class A	2.38	0.00	-21.29	-0.50	Financials
Southwest Airlines Co.	1.19	0.07	-36.43	-0.50	Industrials
Reinsurance Group Of America	0.37	0.02	-52.75	-0.47	Financials
Nordstrom Inc.	0.55	0.01	-61.63	-0.46	Consumer Discretionary

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

10	Litman Gregory Funds Trust

Portfolio Mix

The Equity Fund portfolio is the result of seven bottom-up stock pickers with diverse investment approaches building concentrated portfolios. Therefore, the portfolio often looks quite different from its benchmark. For example, it is common for the fund to have meaningful sector over- or underweights. As of midyear, the fund was nine-percentage points overweight to the financials sector (19.51% vs. 10.52%) and underweight to the health care and information technology sectors (underweight by 4.6 and 10.6 percentage points, respectively). The fund also has a meaningful overweight to the consumer discretionary sector—20.26% compared to 11.31% in the Russell 3000 Index.

Sub-advisors have been busy in 2020 taking advantage of market volatility and purchasing new stocks for their respective sleeves. At the end of June, there were more than 20 stocks that sub-advisors have purchased since March 2020. The new names are spread across the majority of sectors in the index. Stocks such as Cal Marine Foods and Constellation Brands were added in the consumer staples sector. New stocks in the financials sector include Charles Schwab and Northern Trust. In the technology sector, Sea Ltd. and Intuit have been recently added.

Fund positioning typically doesn’t shift meaningfully over a six-month period. At the sector level, the largest change is a 3.6 percentage point increase to the consumer discretionary sector. With the increase to consumer discretionary stocks, it is roughly a 9% overweight relative to the index (about the same overweight as the fund has to financials). The fund’s market-cap dispersion also remained unchanged from the beginning for the year. Mega- and large-cap stocks make up roughly 58% of the portfolio, while mid- and smaller-sized companies collectively account for approximately 40% of assets. The fund’s weighted-average market cap stands at $225.1 billion at the end of June, while its median market cap is $35.7 billion. Foreign holdings account for approximately 17% of the portfolio, which is just one percentage point higher from the start of the year.

By Sector

	Sector Allocation
	Fund as of 6/30/2020	Russell 3000 as of 6/30/2020
Communication Services	13.4%	9.8%
Consumer Discretionary	20.3%	11.3%
Consumer Staples	4.2%	6.3%
Energy	2.0%	2.6%
Finance	19.5%	10.5%
Health Care & Pharmaceuticals	10.3%	14.9%
Industrials	9.4%	8.8%
Information Technology	15.9%	26.6%
Materials	1.0%	2.7%
Real Estate	1.0%	3.6%
Utilities	0.0%	3.0%
Cash Equivalents & Other	3.0%	0.0%

	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	11

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $981 million

Small-Cap $981 million - $4.4 billion

Small/Mid-Cap $4.4 billion - $10.6 billion

Mid-Cap $10.6 billion - $29.4 billion

Large-Cap > $29.4 billion

Totals may not add up to 100% due to rounding

Closing Thoughts

We believe the Equity Fund comprises an eclectic mix of highly skilled, disciplined, and opportunistic stock pickers who have the potential to add significant additional value through concentrating in only their highest-conviction names. We continue to expect the fund to be successful relative to its benchmark and peers over complete market cycles.

12	Litman Gregory Funds Trust

PartnerSelect Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Christopher Davis Danton Goei	Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend	S&P 500 Index
Pat English Jonathan Bloom	Fiduciary Management, Inc.	15%	All sizes	Blend	S&P 500 Index
Bill Nygren	Harris Associates L.P.	15%	Mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Clyde McGregor	Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value	Russell 3000 Value Index
Scott Moore Chad Baumler	Nuance Investments, LLC	10%	All sizes	Value	Russell 3000 Value Index
A. Michael Sramek	Sands Capital Management, LLC	17%	All sizes, but mostly large- and mid-sized companies	Growth	Russell 1000 Growth Index
Richard Weiss	Wells Capital Management, Inc.	13%	All sizes, but mostly small- and mid-sized companies	Blend	Russell 3000 Index

Equity Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the PartnerSelect Equity Fund from December 31, 1996 to June 30, 2020 compared with the Russell 3000 Index and Morningstar Large Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	13

PartnerSelect Equity Fund (formerly Litman Gregory Masters Equity Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited)

Shares		Value

COMMON STOCKS: 95.8%

Communication Services: 13.4%
5,975	Alphabet, Inc. - Class A*	$8,472,849
3,422	Alphabet, Inc. - Class C*	4,837,373
3,100	Charter Communications, Inc. - Class A*	1,581,124
7,588	Facebook, Inc. - Class A*	1,723,007
12,178	Netflix, Inc.*	5,541,477
31,817	Sea Ltd. - ADR*	3,412,055
248,200	Sirius XM Holdings, Inc.	1,456,934
28,625	Tencent Holdings Ltd.	1,841,568
56,336	ViacomCBS, Inc. - Class B	1,313,755

		30,180,142

Consumer Discretionary: 20.3%
23,573	Alibaba Group Holding Ltd. - ADR*	5,084,696
3,855	Amazon.com, Inc.*	10,635,251
3,275	Booking Holdings, Inc.*	5,214,913
11,000	Dollar General Corp.	2,095,610
119,700	General Motors Co.	3,028,410
40,035	Hilton Worldwide Holdings, Inc.	2,940,571
37,300	Lear Corp.	4,066,446
51,200	Naspers Ltd. - Class N, ADR	1,876,480
62,051	Nordstrom, Inc.	961,170
51,200	Prosus N.V. - ADR*	952,320
80,451	Revolve Group, Inc.*	1,195,502
31,345	Thor Industries, Inc.	3,339,183
43,500	TJX Cos., Inc. (The)	2,199,360
46,353	YETI Holdings, Inc.*	1,980,664

		45,570,576

Consumer Staples: 4.2%
27,541	Beiersdorf AG - ADR	629,450
20,749	Cal-Maine Foods, Inc.*	922,915
12,700	Constellation Brands, Inc. - Class A	2,221,865
11,086	Diageo Plc - ADR	1,489,848
18,965	Monster Beverage Corp.*	1,314,654
86,283	Nomad Foods Ltd.*	1,850,770
8,182	Sanderson Farms, Inc.	948,212

		9,377,714

Energy: 2.0%
27,279	Concho Resources, Inc.	1,404,868
31,000	EOG Resources, Inc.	1,570,460
142,322	Parsley Energy, Inc. - Class A	1,519,999

		4,495,327

Financials: 19.6%
107,200	Ally Financial, Inc.	2,125,776
43,500	American International Group, Inc.	1,356,330
42,600	Arch Capital Group Ltd.*	1,220,490
77,000	Bank of America Corp.	1,828,750
49,475	Bank of New York Mellon Corp. (The)	1,912,209
19	Berkshire Hathaway, Inc. - Class A*	5,078,700
24,400	Berkshire Hathaway, Inc. - Class B*	4,355,644
91,060	Capital One Financial Corp.	5,699,446
89,473	Charles Schwab Corp. (The)	3,018,819
33,352	Chubb Ltd.	4,223,030
43,300	Citigroup, Inc.	2,212,630
15,030	JPMorgan Chase & Co.	1,413,722
14,313	MetLife, Inc.	522,711
12,695	Northern Trust Corp.	1,007,221

Shares		Value

Financials (continued)
32,072	Pinnacle Financial Partners, Inc.	$1,346,703
20,927	Travelers Cos., Inc. (The)	2,386,724
48,640	US Bancorp	1,790,925
93,280	Wells Fargo & Co.	2,387,968

		43,887,798

Health Care: 10.3%
17,000	Alexion Pharmaceuticals, Inc.*	1,908,080
39,502	DENTSPLY SIRONA, Inc.	1,740,458
20,186	Edwards Lifesciences Corp.*	1,395,054
2,416	ICU Medical, Inc.*	445,293
4,645	Illumina, Inc.*	1,720,276
56,700	Koninklijke Philips N.V.*	2,645,632
39,140	LivaNova Plc*	1,883,808
25,220	Merit Medical Systems, Inc.*	1,151,293
86,184	Mylan N.V.*	1,385,839
27,000	Quest Diagnostics, Inc.	3,076,920
2,550	Regeneron Pharmaceuticals, Inc.*	1,590,308
33,574	Smith & Nephew Plc - ADR	1,279,841
10,053	UnitedHealth Group, Inc.	2,965,132

		23,187,934

Industrials: 9.3%
8,155	3M Co.	1,272,099
30,095	Allison Transmission Holdings, Inc.	1,106,894
18,675	Carlisle Cos., Inc.	2,234,837
26,480	Carrier Global Corp.	588,386
22,500	Eaton Corp. Plc	1,968,300
33,500	Ferguson Plc	2,739,869
331,000	General Electric Co.	2,260,730
16,200	Honeywell International, Inc.	2,342,358
110,100	Howmet Aerospace, Inc.	1,745,085
13,240	Otis Worldwide Corp.	752,826
26,480	Raytheon Technologies Corp.	1,631,698
62,000	Southwest Airlines Co.	2,119,160

		20,762,242

Information Technology: 14.5%
13,048	Amphenol Corp. - Class A	1,250,129
9,580	Atlassian Corp. Plc - Class A*	1,726,987
39,324	Genpact Ltd.	1,436,112
5,766	Intuit, Inc.	1,707,832
69,876	NCR Corp.*	1,210,252
7,215	Palo Alto Networks, Inc.*	1,657,069
11,563	ServiceNow, Inc.*	4,683,709
78,060	TE Connectivity Ltd.	6,365,793
43,763	Visa, Inc. - Class A	8,453,699
10,037	Workday, Inc. - Class A*	1,880,532
24,512	Zendesk, Inc.*	2,170,047

		32,542,161

Materials: 1.2%
35,580	Agnico Eagle Mines Ltd.	2,279,255
27,525	Arconic Corp.*	383,423

		2,662,678

Real Estate: 1.0%
49,400	CBRE Group, Inc. - Class A*	2,233,868

TOTAL COMMON STOCKS (Cost $158,345,755)		214,900,440

The accompanying notes are an integral part of these financial statements.

14	Litman Gregory Funds Trust

PartnerSelect Equity Fund (formerly Litman Gregory Masters Equity Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Shares		Value

PREFERRED STOCK: 1.5%

Information Technology: 1.5%
85,000	Samsung Electronics Co. Ltd. - (Preference Shares)	$3,285,946

TOTAL PREFERRED STOCK (Cost $2,778,154)		3,285,946

Principal Amount

SHORT-TERM INVESTMENTS: 2.9%

REPURCHASE AGREEMENTS: 2.9%
$6,566,000	Fixed Income Clearing Corp. 0.000%, 6/30/2020, due 07/01/2020 [collateral: par value $6,222,100, U.S. Treasury Notes, 1.625%, due 02/15/2026 value $6,697,890] (proceeds $6,566,000)	6,566,000

TOTAL SHORT-TERM INVESTMENTS (Cost $6,566,000)		6,566,000

TOTAL INVESTMENTS (Cost: $167,689,909): 100.2%		224,752,386

Liabilities in Excess of Other Assets: (0.2)%		(493,653)

NET ASSETS: 100.0%		$224,258,733

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	15

PartnerSelect International Fund

The PartnerSelect International Fund fell 22.83% in the first half of 2020, underperforming its primary benchmark, the MSCI ACWI ex USA Index, which was down 11.00%. The Morningstar Foreign Large Blend category showed a loss of 10.89% through the first half of 2020. Since its inception on December 1, 1997, the fund has returned 5.69%, annualized, compared to the MSCI ACWI ex USA Index return of 4.72%, the MSCI EAFE Index return of 4.35%, and the Morningstar Foreign Large Blend category return of 3.58%.

Performance as of 6/30/2020
			Average Annual Total Returns
	Three Month Return	Year-to- Date	One Year	Three- Year	Five- Year	Ten- Year	Since Inception
PartnerSelect International Fund (12/1/1997)	15.03%	-22.83%	-14.74%	-4.97%	-3.55%	3.12%	5.69%
MSCI ACWI (ex- U.S.) Index	16.12%	-11.00%	-4.80%	1.13%	2.26%	4.97%	4.72%
MSCI EAFE Index	14.88%	-11.34%	-5.13%	0.81%	2.05%	5.73%	4.35%
Morningstar Foreign Large Blend Category Average	16.21%	-10.89%	-4.67%	0.40%	1.62%	5.23%	3.58%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.partnerselectfunds.com. As of the prospectus dated 4/29/2020, the gross and net expense ratios were 1.36% and 1.12%, respectively. There are contractual fee waivers in effect through 4/30/2021.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Performance so far this year has been extremely disappointing. The fund was slightly behind or matched its two benchmarks during the second quarter, so the majority of the underperformance year to date stems from the downturn markets suffered in the first quarter due to COVID-19.

The fund’s exposure to cyclical stocks significantly hurt performance when global economies virtually shut down. The fund lacked adequate defense for this scenario because its sub-advisors considered companies that would have defended well to be expensive, a view they all have generally held for several years now. Even names that one would think would defend well did not as much: As we wrote last quarter, Aerospace supplier CAE normally would be resilient in a downturn due to its training business but was hit hard by a near-total shutdown of aviation; sales of Coke (referring to Coca Cola European Partners) would normally be very resilient in a downturn but were not when all restaurants are closed and people are stuck in their homes; and Informa would normally see its major exhibitions hold up well, but not in a world where nobody is travelling.

16	Litman Gregory Funds Trust

The fund’s relative performance in the second quarter started recovering strongly in late May to early June and this period coincided with value stocks outperforming their growth counterparts. By mid-June, over the trailing three-month period, the fund was ahead of its peers and benchmark by 600 and 770 basis points, respectively. Chart below.

But since mid-June, the past several-years trend of “quality” and “long-duration growth stocks” outperforming value stocks renewed in strength.

Fund Summary	17

This cycle against value has been an exceptionally long one and it was turbocharged due to COVID-19. The MSCI EAFE Value Index lagged the MSCI EAFE Growth Index by more than 1,000 basis points in the first quarter of 2020, a three-sigma or standard-deviation event, according to Lazard Asset Management. Chart below.

While the fund’s cyclical or value bent has been painful to bear this year, it proved quite profitable in 2019 when the fund rose around 30% beating both its benchmarks, as well as international value and growth style benchmarks, and stood among the top two percent of its foreign blend peers. We think this outperformance in 2019 was largely driven by non-benchmark stock selection. By its very nature, this idiosyncratic risk could zig while our peers or the “value” factor zag over shorter periods.

As such, over the short to medium term we expect the fund to do very well in an environment of relatively stable recovery or reflation for the global economy. This is largely contingent on the coronavirus: whether there will be a second wave of infections, how bad and for how long will it last, when we will have a vaccine, etc.

How our managers reacted to COVID-19

The first order of business for all managers was to ensure that companies they owned had the balance-sheet strength to survive an extended period of economic shutdown and/or below-normal economic activity lasting one to two years—a timeframe within which a vaccine to fight the coronavirus is expected to be available, if not sooner, and we know markets typically price in these developments well in advance.

Next, the fund’s sub-advisors diligently assessed what scenario or outcome was being priced into stock prices. Invariably that led managers to add to existing holdings where in their respective judgments price declines far exceeded the potential decline in intrinsic value due to COVID-19. Another common theme we found was that managers selectively upgraded their portfolios in terms of quality. Such investments were generally funded by selling stocks that had held up well during the crisis. There were a few sales where the cyclicality of the business combined with financial leverage made the risk-reward less attractive. As such, across the portfolio, from March to June the four sub-advisors in the fund sold only four stocks outright and added 10 new names. For the most part they added to existing holdings or trimmed to make room for new ones.

18	Litman Gregory Funds Trust

Given the level of reassessment all our sub-advisors undertook of their holdings, while keeping a longer-term perspective that looked beyond the COVID-19 valley, the fact they held onto most everything they owned pre-COVID-19 highlights the quality of the portfolio: You can have quality even in a business model that is cyclical or relatively highly geared to economic growth. And our conversations with sub-advisors suggests the overall portfolio remains extremely compelling. During the depths of the crisis, a few of our managers said to us their portfolios were as attractive as seen around the 2008 financial crisis or the euro crisis.

Performance of Managers

In the first half of 2020, all four managers underperformed their respective benchmarks, two of them significantly. The underperformance ranged from -2.32% to -11.37%, net of their sub-advisory fee. (In 2019 all managers outperformed their respective benchmarks, with the range being +2.72% to +20.67%.)

While we expect each sub-advisor’s performance over the short term to vary significantly from their benchmarks, the fund has never seen this magnitude of coordinated underperformance over a six-month period relative to its primary index. The extreme nature of the COVID-19 crisis and the fund’s cyclical bent, which had accumulated over the past several years, combined in a brutal manner. There were only a handful of areas that offered protection but the fund didn’t have those in sufficient quantities because our sub-advisors didn’t find them attractive enough to warrant shelf-space in the high-conviction, long-term, absolute-return-focused portfolios they manage on behalf of our shareholders.

Of the four sub-advisors, two have been on the fund for at least five years, both of which are outperforming their benchmarks (net of their fees) since their respective inception dates. A third manager is slightly behind (around 30 bps annualized). The fourth manager is underperforming its benchmark by around 400 basis points, annualized, driven almost fully by the first quarter’s performance. This manager was the best performer in 2019 by a good margin.

To highlight the sharp performance divergence between 2019 and the first half of this year, consider the following table.

2019	Weight	Return	Contribution
Comm services	15.21	40.36	6.34
Financials	18.91	33.53	6.31
Industrials	15.82	26.07	4.55

Year to date	Weight	Return	Contribution
Industrials	16.51	-34.02	-5.43
Financials	18.10	-28.08	-5.31
Comm services	24.51	-13.36	-2.94

In 2019, the fund’s top three contributions to performance came from communication services, financials, and industrials, sectors which the fund is overweight relative to the benchmark and its peers. These sectors have been the top detractors from absolute performance in the first six months of the year. The performance drag in communication services came from poor stock selection rather than sector allocation.

The fund’s sector and country allocations though are driven by bottom-up stock selection. Looking at the top dozen names in both periods, you see many holdings switching roles from being strong outperformers to significant detractors in the first half: Informa, Frontline, CNH Industrial, Israel Discount Bank, Exor, Easyjet. We will discuss a few of these in detail later in this report.

When concerns about COVID-19 and the economy eventually abate, odds are good these sectors and underlying stocks will do well again, especially because most will come out stronger from this crisis. Some companies in these sectors, such as Informa, may have experienced a decline in long-term intrinsic value due to COVID-19 but not nearly to the extent priced into these stocks and, therefore, offer compelling opportunity.

Key Performance Drivers

The attribution analysis shows stock selection was the primary driver behind the fund’s underperformance in the first six months of 2020. It was weakest in industrial and communication services sectors, followed by materials and financials. During the second quarter, we saw stock-picking contribution come back strongly from financials and communication services, although in the latter Informa and Grupo Televisa held back overall gains. Stock picking in the energy sector was also a drag on performance during the second quarter.

From a regional perspective, stock selection in Europe was by far the most significant detractor from overall performance during the first half of 2020. The pandemic has spurred Europe into action. It is finally showing signs of prudent fiscal coordination and the support necessary for growth and innovation across the European Union. We think this could be a catalyst for the fund’s European-domiciled holdings (where the fund is significantly overweight versus the benchmark), many of whom generate a good portion of their profits outside the region but have underperformed nevertheless.

Fund Summary	19

Top 10 Individual Contributors as of the Six Months Ended June 30, 2020
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Nexon Co. Ltd.	3.21	0.04	69.47	1.38	Japan	Communication Services
Nintendo Co Ltd.	2.31	0.23	12.19	0.39	Japan	Communication Services
Atlantic Sapphire AS	0.42	0.00	41.96	0.24	Norway	Consumer Staples
Vinci SA	0.57	0.24	14.95	0.19	France	Industrials
Naspers Ltd. ADR	0.98	0.36	12.56	0.15	South Africa	Consumer Discretionary
Amadeus IT Group SA A	0.22	0.13	22.08	0.15	Spain	Information Technology
Constellium SE A	0.32	0.00	55.78	0.15	France	Materials
S+T AG	1.64	0.00	7.16	0.11	Germany	Information Technology
ENGIE	0.06	0.12	10.59	0.11	France	Utilities
Ashtead Group PLC	0.86	0.07	5.22	0.09	United Kingdom	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Top 10 Individual Detractors as of the Six Months Ended June 30, 2020
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Country	Economic Sector
Informa PLC	4.11	0.05	-48.80	-2.49	United Kingdom	Communication Services
OCI NV	1.91	0.00	-50.48	-1.34	Netherlands	Materials
EasyJet PLC	1.27	0.01	-55.58	-1.32	United Kingdom	Industrials
Lloyds Banking Group PLC	2.26	0.18	-53.48	-1.21	United Kingdom	Financials
Frontline Ltd.	3.26	0.00	-38.34	-1.20	Bermuda	Energy
Aurelius Equity Opportunitie	0.60	0.00	-57.85	-1.02	Germany	Financials
Grupo Televisa SAB	1.55	0.02	-55.33	-1.00	Mexico	Communication Services
CNH Industrial NV	2.27	0.04	-36.35	-0.89	Netherlands	Industrials
Rolls-Royce Holdings PLC	1.37	0.05	-61.04	-0.87	United Kingdom	Industrials
Safran SA	2.25	0.19	-35.15	-0.80	France	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The top detractor during the first six months was Informa. This stock is owned by two fund sub-advisors—Lazard and Pictet. It’s an example of a stock that has been hit especially hard due to the pandemic and has yet to recover in a meaningful manner.

Pictet says about 60% of its revenue is driven by its exhibitions/conference business, which has high incremental margins—a desirable attribute for Pictet—and grows cash flows faster than revenue. Informa’s remaining business—academic publishing—is quite stable.

The Pictet team is assuming that Informa attains 2019 level of revenue by 2022. This assumption of course assumes that over the next two years, assuming the pandemic is largely behind us, people would want to travel to exhibitions and network. While no one can opine confidently about how people will behave, Pictet’s co-portfolio manager Fabio Paolini explains why in his view the exhibitions the company offers are high on the scale of business necessity, “Exhibitions are an important conduit of business and in some cases cannot be replaced. Think about a boat show, construction exhibition, jewelry, fashion, etc. … The contact and inspection of the product in addition to personal relationships and networking cannot be replaced. In some geographies exhibitions have been encouraged to restart given the significant benefit they bring to the local economy.”

Encouragingly, Informa has been able to transplant some of the loss of business by hosting virtual exhibitions. While these don’t generate the same revenue, their lower cost structure means higher operating margins, mitigating the hit on profits. Paolini observes, “The market hasn’t appreciated the above-mentioned positives because the exhibition business is late cycle. Historically exhibition have always recovered their previous level of revenues. Currently investors have given more credit to companies that have a faster and visible recovery potential [emphasis ours].”

The Pictet team believes Informa could easily double from its current price. Paolini says this type of a franchise typically trades at low single-digit free cash flow yields. Today it trades at double-digit normalized free cash flow yields.

20	Litman Gregory Funds Trust

While it’s among the most attractive opportunities in the fund, Informa is also dependent on the evolution of the pandemic. Informa’s current stock price is pricing in a material structural change in Informa’s exhibition business, which both the Pictet and Lazard teams consider unlikely given the strength of the underlying franchise and how its customers use its services.

Another detractor was Exor. Exor is the holding company vehicle of the Agnelli family and owns PartnerRe, a leading global reinsurer, as well as stakes in a number of publicly listed and unlisted companies. The negative share performance was driven by two factors according to David Marcus of Evermore: (1) an approximate 15% reduction in Exor’s stated net asset value (NAV) stemming from sharp market price declines in key listed holdings such as Fiat Chrysler (-33%) and CNH Industrial (-38%); and (2) a widening of the holding company discount below NAV from 17% at year-end, to 27% at June 30, 2020.

In any investment, Marcus is looking for cheapness but also a catalyst to unlock the value he sees. Given the strength of its franchise and management, Exor is what Marcus would call a compounder, where there are always some catalysts acting to unlock value and compound investor wealth. In February, the company entered into a Memorandum of Understanding (MoU) to sell PartnerRe for $9 billion to French insurer Covea. Covea ultimately walked away from this deal in May citing the uncertainties created by COVID-19. Marcus believes this walkout is more indicative of the current unique situation than a reflection on PartnerRe’s business value. Exor stayed disciplined and did not attempt to salvage the PartnerRe deal by renegotiating its terms. This discipline is important to relay to the marketplace, according to Marcus, because Exor’s Fiat Chrysler is in the middle a merger with Peugeot.

Another listed holding, CNH Industrial, has plans to split into two independent publicly traded companies—one focused on trucks and propulsion systems and the other agriculture and construction equipment—that Marcus believes should help unlock value. David Herro of Harris associates also owns CNH Industrial on behalf of the fund.

Marcus says Exor is “cheap on cheap” (i.e., not only is there a sizable discount in Exor shares relative to the market price of Exor’s holdings, but that Exor’s underlying holdings are also trading well below what he and his team estimate believe to be its intrinsic value).

Israel Discount Bank has been a profitable holding for the fund since Mark Little of Lazard purchased it in the fall of 2016. It was also a top contributor to performance in 2019 and among the top detractors in the first half of 2020. Little says Israel Discount Bank lagged the market recovery, as did banks globally, on fears around credit costs and the impact of ever-lower interest rates. Israeli banks in particular were hurt by the dramatic rise in virus cases in Israel following the easing of the lockdown, leading to fears that economic activity would need to be restricted again. While these pressures are real, Little believes the Israeli economy and banking system will be relatively resilient and that the more positive trends of the last several years can resume next year. Little believes this should allow the bank to return to its organic focus on costs and improving returns on equity. On this basis, he views the bank’s valuation at well below its book value as very attractive.

Among the positive contributors was Nexon, a Korean gaming franchise. Nexon’s key game Dungeon & Fighter (D&F) has been a huge success in China. While the lockdown has stimulated demand for their products, the key development in the quarter was confirmation of the imminent launch of the mobile version of D&F. Comparable launches suggest this could be very material, according to Lazard’s Mark Little. Nexon continues to trade at very attractive valuation levels—single-digit earnings multiples once adjusted for its significant cash balance.

Examples of Companies Managers Have Bought

Vinci: Recent concerns on traffic trends created an opportunity for Pictet to own a long-dated asset with exposure to French toll road and international airport assets. Pictet considers Vinci’s concession business (70% of the value) to be resilient and predictable, looking beyond the unique circumstances stemming from the COVID-19 pandemic. In addition, it offers inflation protection and exposure to some structural drivers, such as passenger growth. Vinci has grown both organically and through acquisitions while maintaining a strong balance sheet, which attests to management’s capital-allocation skills. According to Pictet, Vinci traded at an attractive double-digit free cash flow yield at the time of purchase despite limited liquidity and balance sheet risks. Given the long-dated nature of its assets they view 2020 as a temporary setback that won’t impact the structural strengths of Vinci. While airport traffic (25% of value) will take more time to recover, toll roads traffic is likely to recover quickly. Finally, Pictet acknowledges contracting activity (15% of valuation) will suffer this year inevitably, but the significant backlog and exposure to predominantly public infrastructure gives significant protection to Vinci revenues.

Constellium: Constellium is a French global producer of downstream aluminum products serving a diversified group of industries: packaging, aerospace, and automotive end markets. Looking through the COVID-19 crisis and beyond 12 months, Marcus believes the company trades at around 5x his estimated 2022–2023 EBITDA number or a high-teens free cash flow yield for 2022. In addition, Constellium trades at roughly a third of the replacement cost of its assets. Marcus adds, “These are assets that have an economic reason to exist and thus would be built if they didn’t exist in a post-COVID-19 world.”

Portfolio Mix

The fund’s sub-advisors are tasked with investing only in their highest-conviction ideas so they will naturally invest very differently from the fund’s benchmark allocations. We believe this is key to generating excess returns.

Fund Summary	21

While there were no dramatic shifts in sector or regional weightings over the past six months, a few things are worth noting.

•

Partly by relative price movements and by actions taken by the fund’s sub-advisors, over the past six months the fund’s exposure to communication services (+4.1%), consumer staples (+2.7%), and financial sectors (+2.5%) increased slightly, while allocations to energy (-2.6%), industrials (-3.6%), and technology (-2.8%) correspondingly decreased.

•

As mentioned above, the fund’s top three sector weightings are communication services (21.9%), financials (20.0%), and industrials (19.0%). These are also the top overweights vs. the fund’s benchmark, with active weights at +14.5%, +2.5%, and +7.7%, respectively.

•

Regionally, the fund’s largest overweight versus its benchmark is to Europe (72.1% for the fund versus 41.2% for the benchmark). The fund’s allocation to Europe increased by over five percentage points in the past six months. The fund is quite underweight Asia ex Japan (4.4% vs. 23.1% for the index), and only slightly underweight to Japan now (13.4% vs. 16.4% for the index) after the weighting to this country increased by four percentage points over the past six months.

•

The fund’s allocation to emerging-market stocks decreased during the past six months from 10.2% of net assets to 5.6%. Given the current investment approaches of the sub-advisors in the fund and how they view relative risk-reward in emerging vs. developed markets, this is not surprising. At a time when there were lots of opportunities in the developed markets due to COVID-19, managers gravitated there. As we have noted in the past, over a full market cycle we expect the current managers in the fund will give us emerging-market exposure that lies somewhere between that of the EAFE (0%) and MSCI ACWI ex USA indexes (18.1%, as of 6/30/20). This is why we report performance versus both indexes.

•

The fund’s market-cap exposure did not change materially over the past six months. The fund had 23% of its net assets in smaller-cap stocks ($5.5 billion or less in market cap) and 69.8% in mid to large-caps (greater than $5.5 billion in market cap).

•

As of the end of June, the fund had about a tenth of its Swiss franc exposure hedged back to the U.S. dollar. At the fund level, it means less than 1% of its foreign currency exposure is hedged back to the U.S. dollar.

By Sector

	Fund as of 6/30/2020	iShares MSCI ACWI ex-U.S. as of 6/30/2020
Communication Services	22.3%	7.4%
Consumer Discretionary	10.5%	12.3%
Consumer Staples	9.7%	9.6%
Energy	2.6%	4.4%
Finance	19.5%	17.5%
Health Care & Pharmaceuticals	2.2%	10.5%
Industrials	20.9%	11.3%
Information Technology	3.5%	10.6%
Materials	5.6%	7.3%
Real Estate	0.0%	2.8%
Utilities	1.6%	3.4%
Cash Equivalents & Other	1.6%	3.0%

	100.0%	100.0%

By Region

	Fund as of 6/30/2020	iShares MSCI ACWI ex-U.S. as of 6/30/2020
Africa	1.2%	1.1%
Australia/New Zealand	1.3%	4.5%
Asia (ex Japan)	4.4%	23.1%
Japan	13.4%	16.4%
Western Europe & UK	72.1%	41.2%
Latin America	1.8%	2.3%
North America	2.2%	6.9%
Middle East	2.1%	1.5%
Cash Equivalents & Other	1.6%	3.0%

	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

22	Litman Gregory Funds Trust

By Asset Class Fund as of 6/30/2020	By Market Capitalization Fund as of 6/30/2020

Market Capitalization: Developed Markets Small-Cap < $5.5 billion Developed Markets Large and Mid-Cap > $5.5 billion * Totals may not add up to 100% due to rounding	Market Capitalization: Small-Cap < $5.5 billion Mid-Cap $5.5 billion - $15 billion Large-Cap > $15 billion

Concluding Thoughts

The main focus of the fund’s sub-advisors has always been to generate great absolute long-term performance and to not worry about short-term volatility or tracking error, although they are very mindful of permanent loss of capital given each is running a highly focused portfolio of typically no more than 15 stocks. While we aim to keep a balance in terms of value and growth styles, we also know that these attributes are hard to measure and they can shift. Fundamentally, we believe no sensible investor will knowingly overpay for something, least of all managers we invest with.

Our managers, who are all long-term thinkers and focused on bottom-up stock selection, have also had a relatively more challenging time navigating through a number of macro headwinds, starting from Brexit, the zero to negative interest rate environment in Europe stemming from its debt crisis, trade wars of varying intensity that have resulted in the market shuttling between risk-on and risk-off, and now COVID-19. Historically, macro events have tended to be shorter-term issues or noise, but they have made their presence felt for longer in this cycle. We joke internally that the use of the word “unprecedented” in today’s financial journalism itself is unprecedented. Yes, our managers have made their share of mistakes, but collectively they haven’t been outliers relative to what the fund has experienced historically with the current and past roster of managers. Some macro risks/headwinds may remain with us for some time, such as a sustained U.S.-China trade or tech war.

With regard to the value vs. growth dichotomy we have discussed in recent letters, we have historically not focused on these things because we think they are cyclical (i.e., shorter-term factors). Over the long term “style” factors should not matter. However, the COVID-19 crisis may have resulted in two important big-picture developments: the prospect of a lengthy period of low interest rates that may continue to favor growth over value and an acceleration in some technology trends already in place. This is causing us to take a harder look at the fund’s overall portfolio balance, including whether adding a quality-growth or growth manager today makes sense, an area the fund has sorely missed over the past several years.

Now may seem too late in the game to be thinking about adding a growth manager. But we should be thinking about it if we are objective. We want to be disciplined but not anchored to a position. Yes, we still believe the fund currently has a relatively strong value tilt overall and expect it to do very well when value returns to favor. Yes, we believe valuation risk in “quality” and “growth” segments is higher than it was five years ago. As Howard Marks of Oaktree reminded us recently, everything has a fair price and any good thing can be taken to extremes.

We will weigh all the above-mentioned factors and more in our due diligence, in addition to maintaining the very high standard we need before making any changes to the sub-advisor mix on the fund. We should note that the fund may be in a situation where any gains realized over the next few years could be sheltered from taxes. The fund, as of June 30, 2020, had roughly a quarter of its net asset value in loss carryforwards.

Our primary focus at Litman Gregory has always been finding great stock pickers with a belief that over the long term that’s what will matter, not “value versus growth.” Importantly, the managers currently in the fund are executing their investment discipline in the manner we expect them to, and they are holding true to the mandate we have given them.

We thank you for your patience and support.

Fund Summary	23

PartnerSelect International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
David Marcus	Evermore Global Advisors	25.00%	All Sizes	Value	MSCI World ex U.S. Value Index
David Herro	Harris Associates L.P.	25.00%	All sizes, but mostly large- and mid-sized companies	Value	MSCI World ex U.S. Value Index
Mark Little	Lazard Asset Management, LLC	25.00%	All sizes	Blend/Relative Value	MSCI All Countries World Free ex U.S. Index
Fabio Paolini Benjamin Beneche	Pictet Asset Management, Ltd.	25.00%	All sizes	Blend	MSCI EAFE Index

International Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the PartnerSelect International Fund from December 1, 1997 to June 30, 2020 compared with the MSCI ACWI ex-U.S. Index and Morningstar Foreign Large Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

24	Litman Gregory Funds Trust

PartnerSelect International Fund (formerly Litman Gregory Masters International Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited)

Shares		Value

COMMON STOCKS: 98.5%

Australia: 1.3%
2,759,403	Incitec Pivot Ltd.	$3,581,916

Austria: 1.9%
199,748	S&T AG*	5,113,450

Belgium: 2.2%
283,796	Fagron	5,965,940

Bermuda: 3.8%
790,464	Frontline Ltd.	5,517,439
219,926	Jardine Strategic Holdings Ltd.	4,747,140

		10,264,579

Canada: 1.4%
230,208	CAE, Inc.	3,723,095

Cayman Islands: 2.3%
237,321	Trip.com Group Ltd. - ADR*	6,151,360

Denmark: 1.3%
26,098	Carlsberg A/S - Class B	3,448,272

Finland: 2.2%
174,582	Sampo Oyj - Class A	5,999,569

France: 18.0%
163,600	BNP Paribas S.A.*	6,487,343
1,661,966	Bollore S.A.	5,213,808
208,161	Constellium SE*	1,598,676
449,429	Elis S.A.*	5,238,928
346,609	Engie S.A.*	4,279,450
59,986	Safran S.A.*	6,002,139
43,885	Vinci S.A.	4,036,689
602,852	Vivendi S.A.	15,455,934

		48,312,967

Germany: 4.0%
18,465	Allianz SE	3,767,381
142,250	Daimler AG	5,767,436
58,479	LPKF Laser & Electronics AG	1,264,251

		10,799,068

Ireland: 1.2%
47,179	Ryanair Holdings Plc - ADR*	3,129,855

Israel: 2.1%
1,865,495	Israel Discount Bank Ltd. - Class A	5,714,958

Japan: 13.4%
258,000	Asahi Group Holdings Ltd.	9,052,828
38,700	Cocokara fine, Inc.	2,084,112
133,100	Matsumotokiyoshi Holdings Co. Ltd.	4,828,372
451,648	Nexon Co. Ltd.	10,216,884
18,500	Nintendo Co. Ltd.	8,244,834
24,400	Toyota Motor Corp.	1,533,066

		35,960,096

Mexico: 1.8%
902,946	Grupo Televisa SAB - ADR*	4,731,437

Monaco: 0.9%
69,364	Scorpio Bulkers, Inc.	1,061,269
111,627	Scorpio Tankers, Inc.	1,429,942

		2,491,211

Shares		Value

Netherlands: 6.9%
879,741	CNH Industrial N.V.*	$6,147,374
164,934	EXOR N.V.	9,406,490
300,290	OCI N.V.*	3,125,658

		18,679,522

Norway: 0.8%
173,874	Atlantic Sapphire A/S*	2,266,388

South Africa: 1.2%
17,520	Naspers Ltd. - Class N	3,194,798

South Korea: 0.4%
4,530	NAVER Corp.	1,015,930

Spain: 3.2%
38,600	Amadeus IT Group S.A.	2,009,004
1,023,255	Codere S.A.*(a)	1,805,397
276,654	Siemens Gamesa Renewable Energy S.A.*	4,897,682

		8,712,083

Sweden: 5.6%
838,609	Modern Times Group MTG AB - Class B*	9,099,807
191,224	Nordic Entertainment Group AB - Class B*	5,848,797

		14,948,604

Switzerland: 6.4%
29,335	Cie Financiere Richemont S.A.	1,869,404
504,433	Credit Suisse Group AG*	5,208,743
3,225,200	Glencore Plc*	6,814,773
81,658	Julius Baer Group Ltd.*	3,413,787

		17,306,707

United Kingdom: 15.4%
61,700	Ashtead Group Plc	2,070,525
117,572	Coca-Cola European Partners Plc	4,447,899
225,948	Compass Group Plc	3,103,000
182,751	easyJet Plc	1,534,275
458,532	Gamesys Group Plc*	4,868,589
1,650,099	Informa Plc	9,584,160
19,003,050	Lloyds Banking Group Plc	7,318,045
340,289	Prudential Plc	5,115,745
937,400	Rolls-Royce Holdings Plc*	3,303,063

		41,345,301

United States: 0.8%
333,287	Genco Shipping & Trading Ltd.	2,093,042

TOTAL COMMON STOCKS (Cost $287,966,089)		264,950,148

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	25

PartnerSelect International Fund (formerly Litman Gregory Masters International Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount		Value

SHORT-TERM INVESTMENTS: 1.3%

REPURCHASE AGREEMENTS: 1.3%
$3,559,000	Fixed Income Clearing Corp. 0.000%, 6/30/2020, due 07/01/2020 [collateral: par value $3 372 600, U.S. Treasury Note,1.625%, due 02/15/2026 value $3,630,495.] (proceeds $3,559,000)	$3,559,000

TOTAL SHORT-TERM INVESTMENTS (Cost $3,559,000)		3,559,000

TOTAL INVESTMENTS (Cost: $291,525,089): 99.8%		268,509,148

Other Assets in Excess of Liabilities: 0.2%		408,706

NET ASSETS: 100.0%		$268,917,854

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
L.P.	Limited Partnership
*	Non-Income Producing Security.
(a)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.

CURRENCY ABBREVIATIONS:

CHF	Swiss Franc
USD	U.S. Dollar

The accompanying notes are an integral part of these financial statements.

26	Litman Gregory Funds Trust

PartnerSelect International Fund (formerly Litman Gregory Masters International Fund)

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2020 (Unaudited)

At June 30, 2020, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2020	Fund Delivering	U.S. $ Value at June 30, 2020	Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust Company	12/16/2020	USD	$903,838	CHF	$906,853	$—	$(3,015)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	27

PartnerSelect Smaller Companies Fund

The PartnerSelect Smaller Companies Fund, formerly the Litman Gregory Masters Smaller Companies Fund, declined 18.66% for the first half of 2020, finishing the period well behind the 12.98% loss for the Russell 2000 Index benchmark and the 17.02% loss for the Morningstar Small Blend category.

Performance as of 6/30/2020
	Average Annual Total Returns
	Three Month	Year-to- Date	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception
PartnerSelect Smaller Companies Fund (6/30/03)	27.11%	-18.66%	-17.04%	-0.13%	0.85%	7.68%	6.37%
Russell 2000 Index	25.42%	-12.98%	-6.63%	2.01%	4.29%	10.50%	8.55%
Morningstar Small Blend Category	22.90%	-17.02%	-11.54%	-0.92%	2.07%	8.79%	7.53%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.partnerselectfunds.com. As of the prospectus dated 4/29/2020, the gross and net expense ratios for the Smaller Companies Fund were 1.88% and 1.46%, respectively. There are contractual fee waivers in effect through 4/30/2021.

Performance of Managers

In the six-month period, the performance of the fund’s three sub-advisors was mixed. One manager substantially outperformed their benchmark, one manager performed in line, and another lagged meaningfully. The portfolio of Mark Dickherber and Shaun Nicholson of Segall Bryant & Hamill (SBH) declined 11.31%, outperforming the 23.50% loss for the Russell 2000 Value benchmark. The portfolio of the fund’s other value manager, Jeff Bronchick of Cove Street, fell 29.08%, lagging the value benchmark. The portfolio of Dick Weiss of Wells Capital dropped 13.96%, which trailed the 12.98% loss for his Russell 2000 benchmark. (Manager returns are net of sub-advisory management fees.)

Longer term, Weiss, who has been on this fund since its June 2003 inception, is outperforming the benchmark by 1.3 percentage points, annualized, over the 17-year period. Cove Street is now lagging the value benchmark over their 13 years on the fund with a 2.73% annualized return, compared to 3.25% for the Russell 2000 Value. The fund’s newest manager, SBH, has been on the fund for just over three years. Over that period, the team is decisively outperforming their Russell 2000 Value benchmark, posting an annualized return of 7.34% versus a loss of -4.35% for the Russell 2000 Value.

Key Performance Drivers

In the first half of 2020, stock selection was the clear driver of performance, while sector selection had a small net positive impact on performance. It is important to understand that the portfolio is built stock by stock and that sector weightings are a residual of the bottom-up, fundamental stock-picking process employed by each sub-advisor. That said, we do report on the short-term relative performance of both sector weights and stock selection to help shareholders understand the drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position; that is only known at the point when the stock is sold.

At the overall sector level, health care, information technology, and communication services were the largest detractors. Within health care, both sector exposure and stock selection hurt returns. Health care was the only sector in the benchmark to post a gain in the six-month period, and fund’s underweight to the sector (9.62% vs. 20.43%) was a key detractor. Although names such as Capital Senior Living and Orthofix declined meaningfully in the period, Colfax, owned by Cove Street, was a bright spot. Colfax is not a pure-play health care company but got into the space after completing a transformational acquisition into medical devices in 2019. Bronchick says the deal was “reasonably” financed, and he believes things are on track. He has a target value of $45 at the present time, although he thinks that value will move higher. The stock traded at $14 in March and has rebounded up to $28 at the end of June. Looking ahead, Bronchick says there is no question that the company’s welding segment will be somewhat depressed for a while. And, without a lot of elective surgeries going on in the United States, the medical segment has also been impacted by the virus. But his research suggests that when the dust settles, Colfax will have two businesses with long-term secular tailwinds and a management team that is adept at maximizing the performance of its businesses.

Information technology was another sector with large detractors. One of the biggest detractors was ViaSat, a provider of satellite communications and defense encryption services. The stock has been in the portfolio since mid-2014 and has shown up on the lists of biggest winners and biggest losers in various periods. In the first six months of this year, it was the single-largest detractor. Bronchick continues to see the company as a long-term compounder, driven by technological moats that its competitors cannot surmount in the short or medium term, as well as the continued buildout of a global Ka-band satellite constellation. The company’s new second-generation satellite (ViaSat-2) continues to sell its capacity across terrestrial broadband, commercial airlines, and defense services. Continued

28	Litman Gregory Funds Trust

penetration by the company into airborne services for the military and government are providing excellent high-margin growth to the government segment and generating additional wins for future deployments. SpaceX’s StarLink continues to publicize its progress with its low-Earth orbit (LEO) constellation, which has put pressure on the stock. In addition, COVID-19 has caused the airline connectivity portion of the business to decline with fewer flights and travelers, which Cove Street views as a temporary headwind. At the end of the period, the stock was the largest holding in Bronchick’s sleeve of the portfolio.

Another detractor in the information technology space is NCR, owned by SBH since August 2018. NCR is a company that SBH continues to believe has a multiyear return-on-investment-capital (ROIC) improvement opportunity, driven by a new management team that is changing the culture, focusing the business, and removing costs. In the period, NCR was a large detractor as investors seemed concerned the company’s overall exposure to restaurants and retail, though small, could be a larger risk if the economy shuts down again. Dickherber and Nicholson have traded NCR—both adding and trimming—though maintaining a core position given they think their thesis is strengthening and are merely dealing with a poor perception situation with their ATM/bank exposure, which is becoming a lower percentage of the overall business. They believe the new management team will drive improved capital allocation and improved returns on invested capital over time.

Within consumer staples, Hain Celestial owned by SBH was a top contributor. The company is a leading organic and natural products company with operations in North America, Europe, and India. The recent stock price appreciation reflects improved results and tailwinds from stay-at-home benefits alongside the material changes the new management team has made to improve returns and capital allocation. SBH believes the new management team will continue to drive improved capital allocation and improved returns over time. They have trimmed back the position given the performance and how they manage reward and risk, though the co-managers remain impressed with management and expect improved metrics to drive shares higher in the coming years.

In the consumer discretionary sector, Chewy was among the biggest winners in the period, gaining over 60%. The company is an e-commerce supplier of pet products. Weiss says that the company grows revenues at a double-digit rate and has a substantial opportunity to expand in the pet industry and is seeing a surge in demand and order size relating to stay at home orders. Demonstrating the growth, Weiss reports that the company’s fourth quarter results saw sales grow 35% year over year, while first quarter sales were also strong. Due to strong stock price performance, the team trimmed the position during the period. Looking ahead, the company has a strong competitive advantage as an e-commerce player in the current environment and Weiss expects the company to continue to gain share within the pet supply industry.

Within energy, Noble Energy is an exploration and production company that was among the largest detractors. Cove Street’s original thesis for owning the company was multifold including a business outlook that focused on returning free cash to shareholders. While the company was well positioned within the industry, the coronavirus pandemic sent commodity prices, including oil, to near record lows. As a result, the energy sector was hard hit and Noble was no exception. The team sold out of the position due to changing dynamics at the company and industry due to the global demand slowdown cause by the coronavirus.

Top 10 Individual Contributors as of the Six Months Ended June 30, 2020
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
Colfax Corp.	1.12	0.06	77.87	1.12	Industrials
Brooks Automation Inc.	1.13	0.15	43.97	0.55	Information Technology
The Hain Celestial Group Inc.	4.24	0.00	21.40	0.54	Consumer Staples
WEX Inc.	0.90	0.00	21.49	0.38	Information Technology
Magellan Health Inc.	1.03	0.08	42.75	0.37	Health Care
Dropbox Inc. Class A	2.40	0.00	21.55	0.36	Information Technology
Avanos Medical Inc.	2.33	0.08	-0.91	0.27	Health Care
Chewy Inc.	1.89	0.00	60.29	0.88	Consumer Discretionary
INTL FCStone	1.12	0.04	30.27	0.81	Financials
Axon Enterprise Inc.	2.21	0.26	33.91	0.60	Industrials

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Summary	29

Top 10 Individual Detractors as of the Six Months Ended June 30, 2020
Company Name	Fund Weight (%)	Benchmark Weight (%)	6-Month Return (%)	Contribution to Return (%)	Economic Sector
Viasat Inc.	4.69	0.00	-47.58	-2.40	Information Technology
Noble Energy Inc.	0.71	0.00	-87.77	-1.71	Energy
NCR Corp.	3.05	0.00	-50.74	-1.58	Information Technology
The E W Scripps Co. Class A	3.03	0.03	-43.69	-1.57	Communication Services
Millicom International Cellular SA	3.52	0.00	-45.78	-1.56	Communication Services
Capital Senior Living Corp.	0.73	0.00	-76.68	-1.20	Health Care
Compass Minerals International Inc.	6.31	0.10	-17.76	-1.17	Materials
WPX Energy Inc. Class A	1.50	0.00	-53.57	-1.16	Energy
GP Strategies Corp.	3.56	0.01	-35.15	-1.10	Industrials
Orthofix Medical Inc.	3.23	0.04	-30.71	-1.03	Health Care

Portfolio contribution for a holding represents the product of the average portfolio weight and the total return earned by the holding during the period. Past performance is no guarantee of future results. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Portfolio Mix

As is typically the case given the fund’s high active share, the portfolio’s exposures tend to be quite different from its Russell 2000 Index benchmark. It is common for the fund to have meaningful sector over- and underweights. For example, as of June 30, 2020, the fund was underweight to the health care and financials sectors by eight percentage points each. The largest overweights were in the communication services and industrials sectors; both were higher than the benchmark by approximately six percentage points.

At the sector level, there were some meaningful portfolio shifts during the first half of the year. The largest change was a 9.2 percentage point decrease to materials, while information technology and health care increased by 5.2 and 4.6 percentage points, respectively. The fund’s cash allocation declined modestly from 11.15% to 8.42% at mid-year. The fund’s weighted-average market capitalization declined from $3.05 billion at the beginning of the year to $2.69 billion at the end of June.

The fund remains sufficiently diversified by investment style across the three managers. With 40 stocks, we believe the portfolio is well-diversified in terms of holdings and sector exposures.

We believe the fund comprises an eclectic mix of highly skilled, disciplined, and opportunistic stock pickers who have the potential to add significant additional value through concentrating in only their highest-conviction names.

By Sector

	Sector Allocation
	Fund as of 6/30/2020	Russell 2000 Index as of 6/30/2020
Communication Services	8.5%	2.5%
Consumer Discretionary	7.9%	11.8%
Consumer Staples	3.9%	3.3%
Energy	2.2%	2.3%
Finance	8.4%	16.3%
Health Care & Pharmaceuticals	12.6%	20.6%
Industrials	20.2%	14.5%
Information Technology	17.6%	13.9%
Materials	8.1%	4.0%
Real Estate	2.0%	7.1%
Utilities	0.0%	3.6%
Cash Equivalents & Other	8.4%	0.0%

	100.0%	100.0%

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

30	Litman Gregory Funds Trust

By Market Capitalization	By Domicile

Market Capitalization:

Micro-Cap < $981 million

Small-Cap $981 million - $4.4 billion

Small/Mid-Cap $4.4 billion - $10.6 billion

Mid-Cap $10.6 billion - $29.4 billion

Large-Cap > $29.4 billion

Totals may not add up to 100% due to rounding

Fund Summary	31

PartnerSelect Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE	BENCHMARK
Jeff Bronchick	Cove Street Capital, LLC	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Mark Dickherber & Shaun Nicholson	Segall Bryant & Hamill	33-1/3%	Small- and mid-sized companies	Value	Russell 2000 Value Index
Richard Weiss	Wells Capital Management, Inc.	33-1/3%	Small- and mid-sized companies	Blend	Russell 2000 Index

Smaller Companies Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the PartnerSelect Smaller Companies Fund from June 30, 2003 to June 30, 2020 compared with the Russell 2000 Index and Morningstar Small Blend Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

32	Litman Gregory Funds Trust

PartnerSelect Smaller Companies Fund (formerly Litman Gregory Masters Smaller Companies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited)

Shares		Value

COMMON STOCKS: 92.2%

Communication Services: 8.6%
5,805	Discovery, Inc. - Class C*	$111,804
65,000	EW Scripps Co. (The) - Class A	568,750
104,055	MDC Partners, Inc. - Class A*	216,435
27,993	Millicom International Cellular S.A.*	732,017

		1,629,006

Consumer Discretionary: 8.0%
39,503	American Eagle Outfitters, Inc.	430,583
13,656	Cheesecake Factory, Inc. (The)	312,995
9,000	Chewy, Inc. - Class A*	402,210
3,625	Mohawk Industries, Inc.*	368,880

		1,514,668

Consumer Staples: 3.9%
16,986	Hain Celestial Group, Inc. (The)*	535,229
4,670	TreeHouse Foods, Inc.*	204,546

		739,775

Energy: 2.2%
66,553	WPX Energy, Inc.*	424,608

Financials: 8.5%
14,923	AllianceBernstein Holding L.P.	406,502
14,586	Bank of NT Butterfield & Son Ltd. (The)	355,753
15,300	StoneX Group, Inc.*	841,500

		1,603,755

Health Care: 12.7%
20,000	Avanos Medical, Inc.*	587,800
27,750	Change Healthcare, Inc.*	310,800
5,617	Integer Holdings Corp.*	410,322
5,081	Magellan Health, Inc.*	370,811
11,738	MEDNAX, Inc.*	200,720
16,396	Orthofix Medical, Inc.*	524,672

		2,405,125

Industrials: 20.4%
6,800	ASGN, Inc.*	453,424
16,773	Avis Budget Group, Inc.*	383,934
4,692	Axon Enterprise, Inc.*	460,426
89,360	GP Strategies Corp.*	766,709
22,600	Macquarie Infrastructure Corp.	693,594
6,997	Regal Beloit Corp.	610,978
11,916	SPX Corp.*	490,343

		3,859,408

Information Technology: 17.8%
8,505	Brooks Automation, Inc.	376,261
20,814	Dropbox, Inc. - Class A*	453,121
8,607	FARO Technologies, Inc.*	461,335
6,952	FLIR Systems, Inc.	282,043
31,459	NCR Corp.*	544,870
25,000	ViaSat, Inc.*	959,250
1,731	WEX, Inc.*	285,632

		3,362,512

Materials: 8.1%
20,097	Compass Minerals International, Inc.	979,729
17,373	Norbord, Inc.	396,278
14,587	Olin Corp.	167,605

		1,543,612

Shares		Value

Real Estate: 2.0%
11,890	Equity Commonwealth	$382,858

TOTAL COMMON STOCKS (Cost $19,577,387)		17,465,327

Principal Amount

SHORT-TERM INVESTMENTS: 8.0%

REPURCHASE AGREEMENTS: 8.0%
$1,511,000	Fixed Income Clearing Corp. 0.000%, 6/30/2020, due 07/01/2020 [collateral: par value $1,431,900, U.S. Treasury Notes, 1.625%, due 02/15/2026 value $1,541,394] (proceeds $1,511,000)	1,511,000

TOTAL SHORT-TERM INVESTMENTS (Cost $1,511,000)		1,511,000

TOTAL INVESTMENTS (Cost: $21,088,387): 100.2%		18,976,327

Liabilities in Excess of Other Assets: (0.2)%		(30,310)

NET ASSETS: 100.0%		$18,946,017

Percentages are stated as a percent of net assets.

L.P.	Limited Partnership
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	33

PartnerSelect Alternative Strategies Fund

The PartnerSelect Alternative Strategies Fund (Institutional Share Class) declined 2.43% for the first six months of 2020. During the same period, 3-month LIBOR returned 0.94%, the Morningstar Multialternative category lost 5.44%, the HFRX Global Hedge Fund Index dropped 1.09%, and the Bloomberg Barclays U.S. Aggregate Bond Index gained 6.14%.

Since its inception on September 30, 2011, the fund’s annualized return is 4.19%. This compares favorably to the 0.99% return for 3-month LIBOR, 1.16% for the Morningstar Multialternative category, 1.58% for the HFRX Global Hedge Fund Index, and 3.48% for the Bloomberg Barclays U.S. Aggregate Bond Index. The fund’s volatility (annualized standard deviation) is 4.65% and its beta to the U.S. stock market is 0.29.

QUARTER END PERFORMANCE – 6/30/2020
	Average Annual Total Returns
	Three Month	Year-to- Date	One- Year	Three- Year	Five- Year	Since Inception (9/30/2011)
PartnerSelect Alternative Strategies Fund Institutional Class	7.64%	-2.43%	0.03%	1.89%	2.47%	4.19%
PartnerSelect Alternative Strategies Fund Investor Class	7.64%	-2.51%	-0.19%	1.64%	2.23%	3.94%
3-Month LIBOR	0.44%	0.94%	2.13%	2.08%	1.50%	0.99%
Bloomberg Barclays Aggregate Bond Index	2.90%	6.14%	8.74%	5.32%	4.30%	3.48%
Morningstar Multialternative Category	4.67%	-5.44%	-3.35%	0.05%	0.03%	1.16%
HFRX Global Hedge Fund Index	6.19%	-1.09%	3.09%	1.18%	0.71%	1.58%
Russell 1000 Index	21.82%	-2.81%	7.48%	10.64%	10.47%	14.56%
SEC 30-Day Yield[1] as of 6/30/2020 Institutional: 2.37% Investor: 2.11%
Unsubsidized SEC 30-Day Yield[2] as of 6/30/2020 Institutional: 2.09% Investor: 1.83%

1. The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

2. The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

EXPENSE RATIOS
Gross Expense Ratio	1.63%	1.88%
Net Expense Ratio	1.35%	1.60%
The Net Expense Ratio reflects a contractual fee waiver and/or expense reimbursement, which is in place through 4/30/2021. See the Fund’s prospectus for more information.
Adjusted Expense Ratio	1.30%	1.55%
The Adjusted Expense Ratio is the same as the Net Expense Ratio exclusive of certain investment expenses, such as interest expense from borrowings and repurchase agreements, dividend expense from investments on short sales, and acquired fund fees and expenses.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Other share classes may impose other fees. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit wwwpartnerselectfunds.com.

The Risk/Return Statistics table below presents some of the key performance metrics that we track for the fund

PartnerSelect Alternative Strategies Fund, Risk/Return Statistics, 6/30/20
	MASFX	Bloomberg Barclays U.S. Aggregate Bond Index	Morningstar Multi-alternative Category	HFRX Global Hedge Fund Index	Russell 1000 Index
Annualized Return	4.19	3.48	1.16	1.58	14.56
Total Cumulative Return	43.17	34.93	10.52	14.68	228.48
Annualized Std. Deviation	4.65	2.96	4.35	4.27	13.31
Sharpe Ratio (Annualized)	0.76	0.95	0.13	0.23	1.04
Beta (to Russell 1000)	0.29	-0.01	0.30	0.28	1.00
Correlation of MASFX to	1.00	-0.06	0.84	0.68	0.80
Worst Drawdown	-13.00	-5.39	-13.49	-10.83	-32.47
Worst 12-Month Return	-5.36	-2.47	-6.65	-8.19	-8.03
% Positive 12-Month Periods	84.54%	79.38%	74.23%	68.04%	93.81%
Upside Capture (vs. Russell 1000)	29.06	9.14	21.66	22.07	100.00
Downside Capture (vs. Russell 1000)	28.73	-10.23	38.65	35.79	100.00
Past performance does not guarantee future results
Since inception (9/30/11)
Worst Drawdown based on weekly returns

34	Litman Gregory Funds Trust

Portfolio Commentary

After a volatile and challenging first quarter, we were pleased to see the Alternative Strategies Fund produce a strong return of 7.64% in the second quarter, leaving the fund down slightly for the year to date. Several of the fund’s sub-advisors took advantage of the extreme—and in their view temporary—price dislocations across credit and equity markets during the period, positioning their portfolios and the fund overall for strong forward-looking risk-adjusted returns.

Loomis Sayles was a striking example of this. They greatly reduced hedges and increased exposure to corporate credit (as well as some structured credit) during the depths of the fear and market panic in March, as they recognized the “bazooka” of monetary and fiscal stimulus backstopping the U.S. credit market, in the short term at least. Loomis gained 10.12% in the second quarter.

Water Island also stood out in this regard, adding to positions they felt had the strongest merger agreements at extraordinarily wide spreads, producing excellent returns for the quarter as the environment normalized to some extent. Water Island is the top-performing sub-advisor for the year to date through the second quarter with a gain of 3.84%.

FPA invested roughly 10% of their still-significant cash position in the first quarter, spread among U.S. and international equities and credit. For the most part, the purchases were in companies severely hurt by the economic shutdown, but where FPA sees fundamental value in an eventual recovery well in excess of their currently depressed prices.

DoubleLine and Loomis Sayles’s portfolios both still offer very attractive mid- to high-single-digit yields even after their performance rebound in the second quarter. This is partially from having gotten noticeably more aggressive (more applicable to Loomis Sayles) and partially from owning assets that haven’t been the direct target of Federal Reserve/Treasury support programs and thus haven’t yet recovered as fully (more applicable to DoubleLine). The result is a large portion of the portfolio that produces an attractive yield with additional capital appreciation potential as well for significant areas.

DCI held up extremely well during the first quarter downturn and is slightly positive for the year but was hurt by the nearly indiscriminate credit rally in the second quarter. However, the credit spread environment is still good relative to the extremely tight levels prior to the pandemic. Going forward, an increased differentiation between improving and deteriorating credits, following the recent liquidity-driven rally, should provide a good environment for the DCI strategy.

While there are reasons for concern about the fundamental health of the economy given very high unemployment and the resurgence in new cases of COVID-19 in several parts of the country, we are optimistic about the fund’s prospects for continued good performance from here. The fund’s diversified structure and the quality of our sub-advisors should enable it to both withstand further market turbulence and generate strong risk-adjusted returns over the full market cycle.

Performance of Managers

For the first half of 2020, three of the five sub-advisors produced positive returns. Water Island’s Arbitrage and Event Driven strategy gained 3.84%, the Loomis Sayles Absolute Return strategy gained 1.32%, DCI’s Long-Short Credit strategy returned 0.05%, DoubleLine’s Opportunistic Income strategy fell 5.00%, and FPA’s Contrarian Opportunity strategy lost 10.32%. (All returns are net of the management fee charged to the fund.)

Strategy Allocations

The fund’s capital is allocated according to its strategic target allocations: 25% to DoubleLine, 19% each to DCI, Loomis Sayles, and Water Island, and 18% to FPA. We use the fund’s daily cash flows to bring the manager allocations toward their targets when differences in shorter-term relative performance cause divergences.

Fund Summary	35

CURRENT TARGET STRATEGY ALLOCATIONS AS OF JUNE 30, 2020

Manager Commentaries

DCI, Long-Short Credit Strategy:

The DCI Long-Short Credit Managed Account gained 2.1% (net) in the second quarter and returned 0.05% for the first half of 2020.

While credit-market healing dominated Q2, sparking a furious relief rally in low-quality distressed names that boosted beta and challenged security selection, we continue to see elevated spread dispersions and heightened credit differentiation and opportunity which should be a strong positive factor for the strategy alpha going forward.

For the first half of 2020, the CDS sleeve was a modest positive contributor, while the bond sleeve lagged on losses to credit selection. Alpha generation in both sleeves held up well until the end of May, when the market’s “junk rally” took stronger hold and long positions broadly lagged shorts. We do not see this as a sustainable move and think the alpha generation will re-assert itself as the economic uncertainty stabilizes and correlations ease. The portfolio gains were led by shorts in energy, steel, retail, and travel, which were mostly offset by losses in rentals and consumer durables and homebuilders. The portfolio selection in the bond sleeve was dragged down by longs in oil, homebuilders, autos, and REITS, with some offset from media and technology names.

Net beta effects were a positive contributor, as rates were a net positive on the huge bond rally and flight-to-quality credit beta moves were about flat. The derivative hedges performed in line with expectations, and, if anything, made a small net gain in the case of the credit hedging. By design the portfolio construction is always focused on asset selection—favoring firms with lower default risk (as measured by DCI’s proprietary default probability model) and improving fundamentals—and is constructed neutral to credit beta.

Broad market moves in H1 were extraordinary. The speed and scale of the market collapse in March, and the subsequent rally in Q2 were without precedent. Credit markets were particularly struck, suffering huge market dislocations on panic selling in mid-March before bouncing back on the Fed interventions. The widespread easing and normalization in credit has been welcome, but uncertainty and dislocations remain. Credit curves continued to normalize in Q2, with shorter dated bonds benefiting from the Fed’s focus on that part of the curve, but remain flat by historical levels indicating that more steepening may be in order. Other measures of market health, like the bond-CDS basis and spread dispersion, have eased further from April but, likewise, still remain elevated. High-yield firms, particularly in the energy sector, continued to face default pressures and high-profile bankruptcies have now become the norm. The current CDX HY index (launched in mid-March) has already set the record for defaults with seven, and the next roll is not until September. There were two more defaults in June, California Resources and Chesapeake Energy both went bankrupt, as the dominoes continued to fall among shale producers. We expect default probabilities and realized defaults to remain high in the second half.

Portfolio positioning rotated significantly over this episode, with a notable move from short-to-long in energy and in media, and from long-to-short in consumer goods and industrials. The strategy remains long tech and housing, and short financials, and still sees attractive short positions in many retailers. As always, the credit selection portfolio favors improving fundamentals and strong credit quality.

36	Litman Gregory Funds Trust

DoubleLine, Opportunistic Income Strategy:

Executive Summary

For the trailing six-month period ended June 30, 2020, the Opportunistic Income portfolio underperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 6.14%. The primary driver of underperformance was asset allocation; the portfolio consistently maintained a higher allocation to credit assets than the benchmark, which hindered relative performance during March 2020 when the entire risk asset spectrum experienced sharp price declines due to the COVID-19 pandemic. The benchmark index consistently maintained a roughly 30% allocation to credit assets—predominantly corporate bonds—while the portfolio was about 75% credit assets throughout this performance period. The historic stimulus programs launched by the Federal Reserve in March and April of 2020 were significantly more beneficial for the corporate bonds in the benchmark than the residential and commercial securitized credit exposures within the Portfolio. These credit exposures did begin to recover during the second quarter of 2020, but their recovery remained on a slower trajectory than unsecured corporate credit due to a lack of direct monetary stimulus from the Federal Reserve.

Current Positioning

As of June 30, 2020, the portfolio has a yield to maturity of 6.09% and an effective duration of 2.16 years. The portfolio continues to rely on a barbell of agency mortgage-backed securities (MBS) and non-agency MBS, with the agency-backed portion providing a longer-duration exposure and the non-agency portion providing a lower duration but higher spread pickup. When blended together and complimented with diversifying sectors such as commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), asset-backed securities (ABS), and bank loans, the portfolio represents what we view as the optimal credit mix for the current opportunity set in the market.

Key Performance Drivers

The largest contributor to portfolio returns during the period was agency RMBS. The agency RMBS held in the portfolio are predominantly Inverse-IO securities that are known to exhibit relatively long durations. They are held in the portfolio to serve as a credit hedge or buffer for when economic growth slows and interest rates fall, which is why they delivered strong returns in both the first and second quarters of the 2020 calendar year. The largest detractors from performance over the period were CMBS and ABS. These sectors were more acutely impacted by the COVID-19 economic disruptions—especially as it relates to state-mandated stay-at-home orders. CMBS backed by retail and hospitality properties as well as ABS backed by aviation debt and consumer-related debt were all in the immediate path of the COVID-19 shutdowns and subsequent spike in unemployment.

Discussion of Monetary Policy

The first quarter of 2020 ended with a flurry of new stimulus programs from the Federal Reserve, most notably the commencement of QE4 and returning the policy rate to the zero-lower-bound. However, the early days of the second quarter had some important policy updates as well. For example, on April 9, the Federal Reserve expanded the size and scope of the Primary and Secondary Market Corporate Credit Facilities (PMCCF and SMCCF) as well as the Term Asset-Backed Securities Loan Facility (TALF). Following their update, these programs were poised to provide a cumulative $850 billion in credit to qualifying borrowers. The underlying details of these facilities were generally more supportive of corporate debt than asset-backed debt, but they did help most fixed-income credit sectors stave off any additional downward price moves. Our view on the Federal Reserve’s foray into the corporate bond market is that investors should be cautious of over-extending into the popular “follow-the-Fed” trade of 2020. Our reasoning is that investment-grade corporate bond spreads finished the second quarter at just 80 bps over agency-backed mortgages, which may not be adequate compensation for the default risk in the corporate sector as the U.S. economy continues to experience highly recessionary economic conditions.

Discussion of Fiscal Policy

Fiscal policy changes were relatively muted in the second quarter when compared to the monumental CARES Act that was signed into law during the first quarter. Instead, most of the market focus was directed towards lawmakers’ assessment of the spread of COVID-19 throughout various regional economies as easing lockdown measures was clearly the only way to stave off deeper economic contractions. Daily new cases of COVID-19 in the United States were steadily declining for most of April and May but began sharply increasing again during the final three weeks of June as state economies reopened and testing became more readily available. One of the main focuses on our economic radar will be the effects of the various COVID-19 unemployment benefits rolling off during the summer of 2020 and how this plays into repayment rates on consumer debt segments.

Rates and Inflation

The U.S. yield curve underwent substantial changes during the first quarter of 2020 as the Federal Reserve cut their policy rate by 50 bps on March 2 and then an additional 100 bps back to the zero-lower-bound on March 15—all in an effort to ease financial conditions as the COVID-19 pandemic swept over the world economy. During the second quarter, yield curve changes were relatively benign by comparison as fixed-income investors had a heightened sense of clarity around the future path of short-term policy rates as well as the glide path for the various asset purchasing programs. The big story of Q2 2020 was the U.S. Treasury Department’s first auction of 20-year notes since 1986. On May 20, the Treasury Department auctioned $20 billion of 20-year notes at a yield of 1.22%, receiving about $50 billion in total orders for the bond. This new tenor for the U.S. yield curve is part of the Treasury Department’s initiative to extend its term financing and allow the federal government more time to pay off its massive debt load. This announcement corroborates our long-held view that the U.S. budget deficit, which will likely top $3 trillion in the year 2020 alone, will ultimately put upward pressure on long-term U.S. Treasury rates.

Fund Summary	37

Defaults

Default expectations for fixed-income assets increased sharply during the first quarter of 2020 as the COVID-19 pandemic began to rattle credit markets as early as February. When forbearance and deferment data started spiking in the March remittance reports for securitized credit assets, many investors began planning for the worst. Now, at the end of second quarter and with a few more months of repayment data on the books, there is a slightly clearer picture for which sectors will be able to ride out the COVID-19 storm and which sectors will experience more serious cash flow disruptions. As of this writing, our analysis shows that default and forbearance activity for U.S. residential mortgages has generally come in below the most-feared expectations, and that in turn has allowed bonds backed by these loans to stage a moderate rally back towards their pre-COVID-19 levels. There are, however, some fixed-income sectors that remain more acutely impacted by the pandemic—namely the travel and hospitality segments of ABS and CMBS. These sectors did rally throughout the course of Q2, but they still have considerable ground to cover before fully retracing their spread widening from the March 2020 selloff.

FPA, Contrarian Opportunity Strategy:

Overview

We1 closed our first quarter letter with the observation that economies were worse than stock indices might suggest. What we thought true then is only more true today, yet in the second quarter, the market made one of its larger quarterly moves.

The global MSCI ACWI Index advanced 19.22% in the second quarter, while the domestic S&P 500 Index increased 20.54%, erasing the majority of the year-to-date decline to March’s trough. Our portfolio increased 13.23% (net) over the same period. Year-to-date, the portfolio has returned -11.43% (net) while the S&P 500 and the MSCI ACWI have returned -3.08% and -6.25%, respectively.

We would have thought that a global pandemic, social disturbances, extreme political polarity, and all that has accompanied those trends would have created more fear—or at least caution—in global markets. Yet stock markets and debt markets are up around the world, and in many cases, way up. Koyantsqatsi, a word used by the Hopi Native American tribe to describe a life out of balance, is as apt a description for this disconnect as any.

At the beginning of the year, the global economy was expected to grow 2.5% this year, but thanks to COVID-19, that outlook has darkened significantly and the consensus view now looks for a -5.2% contraction.2 Although you wouldn’t know it from the popular indexes, this darkened outlook has pushed the average stock down 10.92%.3 Economic data suggest we won’t return to normal in the near future (see Exhibit A).

Exhibit A: Select Economic Data/Indicators

	12/31/2019 unless indicated		6/30/2020 unless indicated
GDP Growth (Estimated 2020)
U.S.	1.8%		-6.1%
Global	2.5%		-5.2%
U.S. Unemployment (%)	3.6%		11.1%	[4]
Oil (WTI $/barrel)	$61		$39
Hotel Occupancy[5]
Asia Pacific	66.6%		35.8%
Europe	66.9%		31.9%
Americas	80.7%		30.6%
Middle East and Africa	64.4%		13.3%
Residential Mortgages in Forbearance	0.25%	[6]	8.5%	[7]
U.S. Budget Deficit (2020 estimated)[8]	$1.0tn		$3.7tn
U.S. National Debt (2020 estimated)[9]	$24.2tn		$26.9tn

38	Litman Gregory Funds Trust

[1]	Any reference to “we”, “our”, or “us” throughout this Commentary refers to the FPA portfolio management team.
[2]	Source: The World Bank, Global Economic Prospects, June 2020
[3]	As of June 30, 2020. This reflects the average year-to-date performance of the S&P 500 Index constituents.

Past performance is no guarantee, nor is it indicative, of future results. Comparison to any index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. Please see end of Commentary for important disclosures and definitions.

[4]	Source: The Bureau of Labor Statistics, as of June 1, 2020.
[5]	Source: Statista.com. Data as of September 2019 (pre-COVID) and May 2020.
[6]	Source: MBA.org. Data as of March 2, 2020.
[7]	Source: MBA.org. Data as of June 29, 2020.
[8]	Source: Congressional Budget Office April 2020.
[9]	Federal Reserve Bank of St. Louis, U.S. Office of Management and Budget. 2019 year-end total debt including estimated deficit.

In March, we were particularly concerned with the high COVID-19 transmission and fatality rates and what a “closed” global economy might look like. Rightly or wrongly, that influenced our judgment. Securities were on sale and we went shopping, but we could have bought even more. There is no lesson here, as presented with the same facts, we would do the same thing again. This coronavirus has delivered less death than initially anticipated, but we are far from done with it, hitting new highs in daily infections almost every day.

We never believed COVID-19 posed existential risk to the global economy, confident that we will eventually reach the other side as we always do. But we still do not know how bad things might get along the way. The world remains, as always, uncertain, though uncertainty has narrowed for now. The left tail of the probability distribution has flattened from what we expected.

Although stocks are still expensive, the portfolio was cheaper to assemble, and we believe the companies in it have more growth and better balance sheets than the stock market overall. In an uncertain world, this gives us some margin of safety, particularly since governments seem willing to do anything to resolve the crisis, including keeping interest rates low or even negative, printing money, giving money away, and making loans that can be forgiven.

Whether the stock market buying spree is driven by need (given the lack of an alternative) or greed, the result is the same. Investors are showing a willingness to look across a deep chasm and accept a sanguine view of the future for many businesses, particularly those in the tech space. However, prices for high quality businesses have not fallen to levels we might have hoped. And thanks to unprecedented U.S. government involvement in the country’s corporate debt markets, high-yield bonds also have not presented the opportunity that one might have expected. This story, however, is far from written.

Portfolio discussion

Contributors to and detractors from the portfolio’s trailing 12-month returns are listed below.

Exhibit B: Trailing Twelve Month Contributors and Detractors10

Contributors	Perf. Cont.	Avg. % of Port.	Detractors	Perf. Cont.	Avg. % of Port.
TTM
Alphabet	1.18%	4.7%	Howmet Aerospace	-1.56%	2.9%
Microsoft	0.89%	1.9%	American International Group	-1.56%	3.5%
Broadcom	0.62%	2.7%	CIT/Regional Banks (hedge)	-1.09%	1.3%
Charter Communications	0.61%	2.3%	McDermott International (multiple issues)	-0.93%	0.8%
Facebook	0.57%	2.3%	Wells Fargo	-0.89%	1.7%

	3.87%	13.9%		-6.03%	10.2%

As is clear from the above, the portfolio’s investments in the tech sector have continued to outperform its more traditional value investments. While we own a number of high-quality growing businesses that trade at reasonable valuations, it seems no price is too high for some “quality” stock, and no price is too low for lower quality ones. Similarly, growth can’t be expensive enough, nor value cheap enough.

We have come across a number of references made to work done by Empirical Research that identified 75 U.S. large-cap stocks with great growth characteristics. Looking back to the 1950s, that firm has not seen a period as expensive as the current—at 66 times forward price-to-earnings (“P/E”) estimates, and the highest relative P/E multiple for these 75 names when compared to the rest of the U.S. large-cap market. This is not to suggest that these companies are bad (although, approximately 30 percent of them do lose money).11

A lot must go right in the future for such companies to justify their current valuation. Conversely, a lot would have to go incredibly wrong for many of the value stocks that have been left behind in this bull run to prove to be unreasonable investments in the future.

Investors have found comfort in those businesses that have a less volatile earnings stream, for instance, consumer products companies selling staple goods, and have recent and seemingly great future prospects, such as a Netflix or Tesla. We believe there is better opportunity

Fund Summary	39

[10]

Reflects the top five contributors and detractors to the portfolio’s performance based on contribution to return for the trailing twelve months (“TTM”). Contribution is presented gross of investment management fees, transactions costs, and portfolio operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

[11]

Source: Empirical Research Partners (“ERP”), National Bureau of Economic Research. ERP categorized a group of 75 U.S. large-capitalization (“cap”) stocks that they have faster and stronger growth credentials than the rest of the U.S. large-cap universe (830 companies) as ‘Big Growers’. Their analysis covered the period January 1, 1952 through June 8, 2020. Trailing P/E analysis showed the Big Growers, as an equally weighted group, currently trade at a relative (to the universe) trailing P/E ratio higher than anything seen since 1952. Forward P/E is the average of the Forward P/E’s for the 75 firms as of July 22, 2020. Forward P/E’s are estimates and subject to change.

in the uncomfortable, where the short-term is more challenged but with respectable long-term prospects, like industrial, travel and leisure and hospitality, and foreign-based companies. Given the portfolio’s avoidance of more richly priced companies, we believe this dichotomy should position the portfolio well for the future.

It is not the first time that our style of investing has been so out of favor. As shown in Exhibit C below and based on consensus earnings projections at that time, the portfolio’s equity portfolio has remained attractive relative to the market over the past year.12 The portfolio’s equity portfolio had better earnings-per-share (“EPS”) than the S&P 500 and MSCI ACWI, while achieving higher historic and forecasted EPS growth. Over time we would expect the relationship between valuation and growth to support improved performance, but, of course, we can make no guarantees and the disconnect may continue to try our patience. Relative to the indices, the portfolio’s equity holdings continue to trade at a discount on a Forward P/E basis. One might suggest that the growth rate of the companies held by the portfolio is lower, but as you can see in Exhibit C, both the trailing and forecasted consensus three-year EPS growth is higher than the market. There are a number of puts and takes that make these Wall Street consensus numbers far from precise, but directionally, suggests that the portfolio’s equity portfolio is (and has been) less expensive than the market and the earnings growth potential of its underlying companies is at least as good if not better than the market as one looks through the economic cycle.

Exhibit C: PartnerSelect Alternative Strategies

Equity Valuation and Earnings Growth vs Stock Market13

	Price/Earnings 1 Year Forward		Price/Book
	6/30/2019	6/30/2020	6/30/2019	6/30/2020
PartnerSelect Alternative Strategies Fund—Equity Only	13.7	20.1	2.6	3.5
S&P 500	18.1	24.9	3.3	3.5
MSCI ACWI	16.2	21.9	2.3	2.3

	3-Year Historic		3-Year Forecasted
	6/30/2019	6/30/2020	6/30/2019	6/30/2020
PartnerSelect Alternative Strategies Fund—Equity Only	22.3%	13.6%	14.0%	18.9%
S&P 500	11.8%	6.5%	9.8%	10.6%
MSCI ACWI	11.2%	3.5%	9.7%	11.1%

We remain intent on preserving capital and purchasing power over time, though we acknowledge that the portfolio’s current risk exposure of 79.1% represents a greater concern for the former.14 We can understand why price volatility and increased equity exposure may feel incompatible with this goal, but we think that it makes sense to increase the portfolio’s exposure to an equity portfolio with the characteristics of the portfolio as depicted above. We continue to like the optionality of cash but given the increase of the global money supply and an expressed commitment by central bankers to hold rates near zero, we are reluctant to hold too much dry powder.

If we consider the equity portfolio as depicted in Exhibit C, it trades at a 5.0% earnings yield (earnings/price) on depressed COVID-19 numbers. Assuming the consensus earnings growth of 18.9% over the next three years, then the prospective earnings yield will have increased to 8.8%.15 If we then assume a more pedestrian 4% growth for the rest of the decade, the portfolio’s equity portfolio would trade at 11.5% yield in Year 10, and the portfolio will have earned a 2.1% dividend along the way, or approximately 21% of your capital, assuming no increase in dividends. If instead one were to buy a 10-year bond at 0.66% yield, in 10 years you’d have collected 6.6% of your capital pre-tax and have the option to reinvest in whatever the opportunity set might be at the time. Framed over the long-term, the portfolio’s equity portfolio’s earnings and dividend yields appear superior to the bond and cash markets. So we have chosen to accept a bit more volatility in exchange for the opportunity for a better longer-term return on capital. We believe when global economies recover, investors will appreciate the merits of many of these unloved companies with discounted valuations compared to the market. People will again stay in hotels, and Marriott will be there to accommodate them. The cruise industry will not disappear, as vacationers will once again set sail

40	Litman Gregory Funds Trust

[12]

For illustrative purposes only. References to the portfolio’s “equity portfolio” refers to the portfolio’s long equity holdings. Long equity holdings exclude paired trades, preferreds, and cash and equivalents. The long equity segment average weight in the portfolio was 72.4% and 67.3% for Q2 2020 and YTD through 6/30/20, respectively. The long equity portfolio information shown is for illustrative purposes only and may not reflect the impact of material economic or market factors. Long equity portfolio statistics noted herein do not represent the results that the portfolio or an investor can or should expect to receive. Please see page 5 for the net performance of the portfolio for Q2 2020 and YTD through 6/30/2020.

Past performance is no guarantee, nor is it indicative, of future results.
[13]

Source: CapIQ, Factset, Bloomberg, FPA calculations. 3-Year Forecasted EPS Growth is based on FPA calculations using consensus data from CapIQ, Factset and Bloomberg. Comparison to the S&P 500 and MSCI ACWI Indices is being used as a representation of the “market” and is for illustrative purposes only. The portfolio does not include outperformance of any index or benchmark in its investment objectives. Long equity statistics noted herein do not represent the results that the portfolio or an investor can or should expect to receive. Forward looking statistics are estimates and subject to change.

[14]	Risk exposure refers to the portfolio’s exposure to risk assets as a percent of total assets. Risk assets are any assets that are not risk free. The portfolio’s risk exposure is as of June 30, 2020.
[15]

Source: CapIQ, Factset, Bloomberg, FPA calculations. As of June 30, 2020. The earnings yield refers to the earnings per share for the most recent 12-month period divided by the current market price per share.

Past performance is no guarantee, nor is it indicative, of future results.

(though the industry could suffer more than the hotel business). During the downturn we therefore established a position in Marriott International stock but opted to retain our perch atop the capital structure in the cruise industry, purchasing senior secured loans of Carnival Cruises and Royal Caribbean at close to 12 percent yields.

For the most part, our more significant 2020 purchases were in companies hurt in this economic downturn, in many cases quite severely. Expectations have changed, but prices sank much more than those expectations changed. Looking toward an eventual economic recovery, we believe these recent investments—LG Corp, Swire Pacific, Booking Holdings, Marriott International, NXP Semiconductors, Compagnie Financiere Richemont, and Wabtec (formerly Westinghouse Brake Technologies), complemented by additions to many of the portfolio’s existing holdings—will fare quite well and once again return to investor’s favor.

Whenever possible, we have traded lower quality businesses for higher quality ones for which growth, even if cyclical, should hopefully ensure a prosperous future. Owning higher quality businesses gives us the comfort to invest more over this next decade than previously.

30,000’ View

We believe that irrational behavior has once again entered pockets of the market. We also believe that the portfolio owns good businesses at good prices, though their stock prices appear dwarfed at the moment by the unnaturally levitating shares of businesses with unproven operating models.

Faith-based investing has a checkered history, whether it be blind faith in a charismatic CEO or in central bankers around the world. Having set zero-bound interest rates in most parts, central banks have successfully forced the move into riskier assets—but that has failed to translate into real economic growth. Those who started with an investment portfolio are generally wealthier, while those who did not are generally worse off. Central bankers have spiked the Kool-Aid punch bowl, widening by fiat the gap between the Haves and Have Nots.

Negative interest rates take money away from savers and lenders and give it to borrowers and investors, including speculators. In one shocking example, LVMH Moët Hennessy – Louis Vuitton SE (“LVMH”) acquired Tiffany for $16 billion, selling $10 billion of bonds to finance its purchase. Even the longest maturity of the bonds it sold, a tranche with an 11-year maturity, promised a yield of just 0.43%. As if that wasn’t stunning enough, the European Central Bank has snapped up about 20 percent of European bond issues that meet certain qualifications, which this new LVMH debt appears to meet. Two of the five LVMH tranches denominated in euros were even sold with negative yields—in other words, the holders of these bonds are literally paying Bernard Arnault, LVMH’s largest shareholder and the richest man in a country with historically left liberal leanings, to buy into a foreign-based luxury brand at a time when COVID-19 has vastly diminished consumer appetites. It’s no wonder we have found so few high-yield bonds to put into our portfolio.

When money costs almost nothing, or even less than nothing, it perverts price discovery. If there is no cost of capital, then one theoretically can pay an infinite price for assets, which creates a difficult backdrop for investors such as ourselves who insist on a margin of safety.

The U.S. Federal Reserve and European Central Bank are doing their best to inhibit what should have been (and might hopefully still be) a historic opportunity to buy high-yield debt. But investors thirsty for yield, coupled with central bank purchase of high-yielding corporate bonds, has propped prices up at higher levels than they otherwise would be.

The pandemic has brought the global economy to its knees. How long it will take the economy to reopen and what the world might look like when the economy does revive remains in question. We believe there will be no high interest rates in the years to come. Governments have an imperative to keep rates low, if for no other reason than minimizing budget damage. As a result, a portfolio light on risk assets might be disadvantageous.

Crisis foments change, and a new economic order can translate into a new social order. Currently, there is movement in the United States to establish greater equality, racially and financially. The coming U.S. elections are a cipher at this point. It’s impossible to know which presidential candidate will win or what the ramifications might be if one were to remain in office or the other were to take over. We think the more significant variable could be the Senate races. If the Senate were to flip to the Democrats, we can expect higher personal and corporate taxes together with more generous and costly social programs—and an attendant increase in Federal deficits and the U.S. national debt. This would likely put an even more significant crimp in our economy, and we don’t think the markets yet appreciate that. That, along with more attractive valuations outside the United States, further supports our continuing investment overseas.

Summary

We believe what one pays for a business shall guide returns. We will continue to prudently manage your portfolio.

None of us have seen anything like this, with so many businesses closed, people afraid to leave their homes, necessary socialization hijacked, and the loss of life. As Frodo said in J.R.R. Tolkien’s The Fellowship of the Ring, “I wish it need not have happened in my time.”

“So do I,” replied Gandalf, “and so do all who live to see such times. But that is not for them to decide. All we have to decide is what to do with the time that is given us.”

We wish everyone as well as can be during these extraordinary times.

Fund Summary	41

Loomis Sayles, Absolute Return Strategy

Market Conditions

The second quarter brought a distinct improvement in the market backdrop compared to the first three months of the year. Investors were encouraged that a gradual re-opening of the economy would limit the duration of the coronavirus-induced recession and fuel a quick recovery in growth. In addition, markets displayed confidence that the U.S. Federal Reserve (the Fed) would continue to provide support for financial assets through its highly accommodative monetary policies. These developments led to a rebound in investors’ appetites for riskier asset classes such as stocks and the higher-yielding segments of the bond market. Still, the quarter closed on a somewhat downbeat note due to a rapid rise in COVID-19 cases across the United States.

High-yield corporates also registered a strong advance and finished among the best performers of the major fixed-income market segments. The category was boosted by the same factors that supported investment-grade corporates, including hopes for a relatively swift economic recovery, reduced investor risk aversion and the Fed’s extraordinarily accommodative monetary policy.

Corporate bonds performed very well this quarter, which brought their year-to-date return back into positive territory. The asset class rallied off its March low as investors’ improving appetite for risk spurred demand for higher-yielding securities. In addition, the Fed’s announcement that it would buy corporate debt through purchases of exchange-traded funds and individual securities led to a distinct improvement in investor confidence.

U.S. Treasuries were the lowest performing major fixed-income category in the second quarter. Treasuries, which had benefited from the flight to safety in the first quarter, experienced reduced demand on this front as higher-risk investments came back into favor. Still, the category was able to post gains thanks to expectations for muted economic growth and the likelihood that the Fed will keep short-term rates near zero indefinitely. Longer duration Treasuries generally outperformed the short-end of the yield curve, with the exception of the 30-year.

Portfolio Review

With a semi-annual net return of 1.32% the portfolio outperformed its benchmark, the three-month Libor Index, which returned 0.94%. The portfolio’s positive performance was diversified across many sectors, with the majority generated from high-yield corporates, investment-grade corporates, and dividend equities. These gains were partially offset by losses from the portfolio’s exposure to securitized issues, bank loans, and currency positioning.

High-yield corporate bonds performed well during the period as spreads meaningfully tightened since Q1 volatility. The sector gave back some ground in June as media coverage centering on an increase in coronavirus cases raised doubts about the pace of economic growth. There has been a pause to spread compression after massive new issuance was met with demand during the second quarter. Within the portfolio, consumer and communications names contributed to performance.

Investment-grade (IG) corporate bonds, including the ones we hold for reserves, bolstered performance as IG spreads continued to recover during the second quarter. Massive fiscal and monetary policy responses were enough to repair liquidity and provide market stability in the first quarter. Within our investment-grade allocation, energy, communications, and technology names were particularly additive.

Our equity exposure buoyed performance, benefitting from the scale of the aforementioned policy responses and a shift toward more optimistic sentiment amid concerns that the virus will continue to stifle economic growth. Within the portfolio, technology and consumer names buoyed performance of our allocation to equities.

Within securitized assets, asset-backed securities and non-agency CMBS issues had the largest negative impacts during the period. While housing initially showed signs of slowing during the coronavirus pandemic, it has since recovered strongly along with autos as both will benefit from low borrowing costs and the willingness of banks to lend. After a period of low activity, there is now some measure of pent-up demand from U.S. consumers. Mortgage rates have plunged to an extremely low level and may remain there for the foreseeable future.

Outlook

With central banks continuing accommodation and maintaining low forward guidance, we have seen that they will go to great lengths to support their respective economies and achieve inflation targets. Many are willing to allow realized inflation to run above targets to counteract longer term disinflationary trends. We expect that large and growing budget deficits will likely need to be financed with record low interest rates.

We remained focused on central bank policy and perhaps more cautious than consensus on the speed of recovery. Given forward looking growth estimates, we see the potential for curve steepening, but have less conviction that it will take place as soon as many are expecting. We prefer tactical, event-focused positions in this context.

In terms of corporate profitability, investors have been willing to look through weak 2020 results driven by the virus’s effect on growth drivers such as manufacturing, construction, consumer discretionary spending, exports (especially of services), and tourism. Instead, markets seem to be focusing on a possible recovery next year. We expect recent, high levels of personal saving to be a potential catalyst, but also expect some economic scarring such that GDP may fall below pre-COVID-19 levels in the near term.

42	Litman Gregory Funds Trust

Water Island, Arbitrage and Event-Driven Strategy:

The past six months have been an unprecedented time not just for investors but for communities around the globe. In the face of widespread uncertainty and the potential for massive economic losses stemming from the COVID-19 pandemic, the Federal Reserve (the “Fed”) swiftly cut rates to zero and embarked on a massive stimulus program to bolster the economy and financial markets. Further stimulus programs from Congress were also passed to help turn the tide. Although March 2020 officially saw the end of the longest bull run in history, with the S&P 500 Index having traded down nearly 34% at one point, investors responded with confidence. Through April and May markets in the U.S. began to recover just as quickly as they declined. Optimism around progress on coronavirus vaccines and the potential re-opening of economies across the nation may have played a part, but one must also remember the adage, “Don’t fight the Fed.”

While our event-driven strategies are somewhat isolated from broader market volatility due to their idiosyncratic nature, it is hard to remain totally unaffected in an environment with such extreme swings. During the worst moments of the downturn, when levered investors and panicked sellers sought liquidity wherever it was available, we did see correlations converge—even in our most idiosyncratic, most definitive investment opportunities (such as merger-arbitrage investments). This is not unexpected in an extreme bear market as these types of positions are often both less impacted by market moves and easier to sell, and we saw many parallels in 2020 to our experiences during 2008. While periods of market stress can lead to a spike in short-term volatility in the strategy, they can also present attractive opportunities to initiate or scale up positions at favorable rates of return. Our ability to put dry powder to work during this period led to strong gains at the mid-point of the year, with both the merger-arbitrage and special situations sleeves of the portfolio generating positive returns across both equity and credit opportunities.

The top contributor in the portfolio year to date was our merger-arbitrage position in the $10.0 billion cash-and-stock acquisition of Caesars Entertainment by fellow gaming hotel company Eldorado Resorts. During Q1 2020, casinos across the nation were forced to shutter due to the novel coronavirus outbreak, causing the share prices of casino operators to plummet. This led many investors to question the desire of Caesars and Eldorado to consummate their transaction, sending the deal spread wider. In our analysis, the merger agreement and the strategic rationale for the transaction remained strong, and with the financing for the deal already committed, we believed there was still a high likelihood the deal would reach a successful conclusion. The volatility in the deal spread allowed us to increase our position at favorable rates of return. As the market rallied in April and May, casino operator share prices began to recover. At the same time, the deal progressed through the regulatory approval process. Investors gained confidence the transaction was increasingly likely to close, driving the spread tighter and leading to gains in the portfolio. We anticipate the deal will close in early Q3 after the receipt of all required regulatory approvals.

The top detractor in the portfolio year to date was our merger-arbitrage position in Simon Property Group’s planned acquisition of fellow mall REIT Taubman Centers for $3.2 billion in cash, which was announced in early February 2020. As the novel coronavirus pandemic spread and malls shuttered or saw their traffic plummet amidst mass quarantines, investors began to fear Simon Property may attempt to abandon the transaction and Taubman shares fell as much as 24% from their peak during the quarter. We maintained our exposure to the deal as we believe the definitive merger agreement in this transaction is one of the strongest contracts in our space today, and we believe Simon has very few—if any—avenues to escape its obligation to complete the merger. In June, Simon filed to terminate the transaction, claiming Taubman has been disproportionately impacted by the pandemic and has breached its obligations under the merger agreement. Our conviction in our position has not wavered, as we believe Taubman by far has the stronger case for several reasons—including the fact that the merger agreement specifically carves out pandemics as a reason by which a material adverse change (MAC) may be claimed. Furthermore, there are no financing contingencies on this deal, which is being funded solely from Simon’s balance sheet. While there is a chance the lawsuit is an attempt by Simon to convince Taubman to accept a price cut rather than endure lengthy, costly litigation, if the case does go to trial, we are confident that Taubman can emerge victorious and require Simon to complete the deal on its original terms.

In the months ahead, we expect to continue to encounter bouts of volatility—both in broader markets and our event-driven strategies. Not only has the ultimate outcome of the COVID-19 pandemic yet to be written, but we have the added wrinkle of a presidential election year in the United States. Merger-arbitrage returns could be challenged in the short term as interest rates are subdued, the pace of newly announced mergers and acquisitions (M&A) is likely to abate before it picks up again, and M&A targets and acquirers are more likely to attempt to abandon a definitive transaction during a time of economic distress and uncertainty.

Despite potential headwinds for merger arb, we also have reason to be optimistic. Following a period in which asset prices have been depressed, after an initial slowdown in M&A, consolidation activity typically resumes quickly. Companies in a position of strength seek to make opportunistic acquisitions while companies in a position of weakness must combine to survive. We may also see an increase in competitive bidding situations, as multiple topping bids could still result in a takeout price far below where a target had been trading mere months prior. Outside of our merger-arbitrage strategy, we intend to remain focused on the types of catalysts that can best help isolate portfolios from broader market moves (i.e., shorter duration investments with more definitive outcomes). This includes a robust pipeline of spin-offs as well as speculative M&A opportunities in several transactions that were rumored to have been underway yet were called off in light of the pandemic, but which we now believe are more likely to resume.

Fund Summary	43

Regardless of the specific makeup of the portfolio—merger arbitrage or special situations, hard or soft catalyst—we will continue to maintain our focus on risk management as we seek to generate returns from the outcomes of idiosyncratic corporate catalysts rather than broad market direction, striving to preserve capital during times of market stress.

Sub-Advisor Portfolio Composition as of June 30, 2020

(Exposures may not add up to total due to rounding.)

DCI Long-Short Credit Strategy

Bond Portfolio Top Five Sector Exposures

Consumer Discretionary	17.6%
Consumer Non-Discretionary	10.2%
Energy	10.1%
High Tech	9.2%
Media	6.1%

CDS Portfolio Statistics

	Long	Short
Number of Issuers	95	72
Average Credit Duration	4.8	4.8
Spread	162 bps	179 bps

DoubleLine Opportunistic Income Strategy

Sector Exposures

Cash	3.8%
Agency Inverse Floaters	2.0%
Agency Inverse Interest-Only	10.3%
Agency CMO	1.3%
Agency PO	3.7%
Collateralized Loan Obligations	7.2%
Commercial MBS	9.4%
ABS	5.4%
Bank Loan	3.8%
Emerging Markets	5.6%
Non-Agency Residential MBS	46.8%
Other	0.7%

TOTAL	100.0%

FPA Contrarian Opportunity Strategy

Asset Class Exposures

U.S. Stocks	44.7%
Foreign Stocks	27.8%
Bonds	8.2%
Limited Partnerships	1.1%
Short Sales	-2.7%
Cash	20.9%

TOTAL	100.0%

Loomis Sayles Absolute Return Strategy

Strategy Exposures

	Long Total	Short Total	Net Exposure
High-Yield Corporate	50.1%	-2.6%	47.5%
Securitized	28.1%	-0.3%	27.8%
Investment-Grade Corp.	17.5%	-0.7%	16.8%
Dividend Equity	5.3%	-0.2%	5.1%
Emerging Market	4.5%	-3.9%	0.6%
Convertibles	2.0%	0.0%	2.0%
Bank Loans	1.2%	-0.2%	1.0%
Global Credit	0.8%	-0.6%	0.2%
Global Rates	0.3%	0.0%	0.3%
Risk Management	0.0%	0.0%	0.0%
Subtotal	109.7%	-8.5%	101.2%
Cash & Equivalents	14.9%	0.0%	14.9%

Water Island Arbitrage and Event-Driven Strategy

Sub-Strategy Exposures

	Long	Short	Net
Merger Arbitrage – Equity	76.3%	-23.7%	52.6%
Merger Arbitrage – Credit	5.1%	-0.7%	4.4%
Total Merger-Related	81.5%	-24.4%	57.0%
Special Situations – Equity	6.9%	-2.0%	4.9%
Special Situations – Credit	4.5%	0.0%	4.5%
Total Special Situations	11.4%	-2.0%	9.4%

Total	92.8%	-26.4%	66.4%

44	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Stephen Kealhofer Paul Harrison Adam Dwinells	DCI, LLC	19%	Long-Short Credit
Jeffrey Gundlach Jeffrey Sherman	DoubleLine Capital LP	25%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker	First Pacific Advisors, LLC	18%	Contrarian Opportunity
Matt Eagan Kevin Kearns Todd Vandam	Loomis Sayles & Company, LP	19%	Absolute-Return
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete	Water Island Capital, LLP	19%	Arbitrage

Alternative Strategies Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the PartnerSelect Alternative Strategies Fund from September 30, 2011 to June 30, 2020 compared with the 3-Month LIBOR and Morningstar Multialternative Category.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	45

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited)

Shares		Value

COMMON STOCKS: 28.8%

Communication Services: 4.1%
645	Activision Blizzard, Inc.	$48,956
5,219	Alphabet, Inc. - Class A*	7,400,803
4,593	Alphabet, Inc. - Class C*(a)	6,492,711
76,593	AT&T, Inc.	2,315,406
39,140	Baidu, Inc. - ADR*	4,692,495
12,625	Charter Communications, Inc. - Class A*	6,439,255
332,510	Cincinnati Bell, Inc.*(a)	4,937,773
118,870	Cineplex, Inc.	701,931
63,157	Clear Channel Outdoor Holdings, Inc.*	65,683
220,859	Comcast Corp. - Class A(a)	8,609,084
114,390	Escrow Altegrity, Inc.*(b)	2,344,995
29,411	Facebook, Inc. - Class A*(a)	6,678,356
809	Fox Corp. - Class A	21,697
10,549	IAC / InterActive Corp.*(a)	3,411,547
26,858	iHeartMedia, Inc. - Class A*	224,264
37,505	Masmovil Ibercom S.A.*	956,762
128,500	Nexon Co. Ltd.	2,904,824
662	Omnicom Group, Inc.	36,145
36,600	SoftBank Group Corp.	1,850,285
813	Verizon Communications, Inc.	44,821

		60,177,793

Consumer Discretionary: 5.5%
8,528	Alibaba Group Holding Ltd. - ADR*	1,839,490
591	Best Buy Co., Inc.	51,577
2,846	Booking Holdings, Inc.*	4,531,800
2,267,575	Caesars Entertainment Corp.*	27,505,685
32,730	Cie Financiere Richemont S.A.	2,089,465
509,959	Delphi Technologies Plc*(a)	7,246,517
241	Dollar General Corp.	45,913
116	Domino’s Pizza, Inc.	42,855
797	DR Horton, Inc.	44,194
945	eBay, Inc.	49,565
68,362	Grubhub, Inc.*(a)	4,805,849
185	Home Depot, Inc. (The)	46,344
340	Lowe’s Cos., Inc.	45,941
387	LVMH Moet Hennessy Louis Vuitton SE	169,833
21,923	Marriott International, Inc. - Class A	1,879,459
3,813	McDonald’s Corp.	703,384
29,862	Naspers Ltd. - Class N	5,441,059
96,109	NetEnt AB	735,229
1,773	NIKE, Inc. - Class B	173,843
27,320	Porsche Automobil Holding SE - (Preference Shares)	1,570,725
30,130	Prosus N.V.*	2,801,584
1,835	Starbucks Corp.	135,038
117	Target Corp.	14,032
160,824	Tiffany & Co.(a)	19,610,878
394	Yum! Brands, Inc.	34,242

		81,614,501

Consumer Staples: 0.2%
1,115	Altria Group, Inc.	43,764
11,560	Coca-Cola Co. (The)	516,501
1,819	Costco Wholesale Corp.	551,539
844	Estee Lauder Cos., Inc. (The) - Class A	159,246
303	Kimberly-Clark Corp.	42,829
164	PepsiCo, Inc.	21,690
600	Philip Morris International, Inc.	42,036

Shares		Value

Consumer Staples (continued)
5,126	Procter & Gamble Co. (The)	$612,916
5,095	Walmart, Inc.	610,279
101,310	Whole Earth Brands, Inc.*	817,572

		3,418,372

Energy: 0.4%
18,829	Battalion Oil Corp.*	178,876
131,897	ChampionX Corp.*(a)	1,287,315
220	Dommo Energia S.A. - ADR*(b)	639
2,380	Enterprise Products Partners L.P.	43,245
279,766	Kinder Morgan, Inc.	4,244,050
1,578	McDermott International, Inc.*(b)	0
2,363	Williams Cos., Inc. (The)	44,944

		5,799,069

Financials: 7.0%
469	Allstate Corp. (The)	45,488
253,240	American International Group, Inc.(a)	7,896,023
18,080	Aon Plc - Class A	3,482,208
104,050	Bank of America Corp.	2,471,188
68,880	CIT Group, Inc.(a)	1,427,882
104,700	Citigroup, Inc.(a)	5,350,170
224	CME Group, Inc.	36,409
37,424	Collier Creek Holdings - Class A*(a)	512,709
14,099	DiamondPeak Holdings Corp.	145,220
366,078	E*TRADE Financial Corp.(a)	18,205,059
70,340	Foley Trasimene Acquisition Corp.*(a)	750,528
74,700	Fortress Value Acquisition Corp.*	769,410
74,721	GigCapital3, Inc.*(a)	750,199
85,102	Graf Industrial Corp.*(a)	1,182,918
73,460	Groupe Bruxelles Lambert S.A.	6,165,159
178,817	Hennessy Capital Acquisition Corp. - Class A*	1,922,283
142,285	Hudson Executive Investment Corp.*	1,451,307
487	Intercontinental Exchange, Inc.	44,609
198,940	Jefferies Financial Group, Inc.(a)	3,093,517
295,034	Legg Mason, Inc.(a)	14,677,941
391	Lincoln National Corp.	14,385
72,602	Live Oak Acquisition Corp. - Class A*	711,500
16,500	LPL Financial Holdings, Inc.	1,293,600
1,200	MetLife, Inc.	43,824
35,720	Pivotal Investment Corp. II - Class A*	362,558
525	Progressive Corp. (The)	42,058
141	S&P Global, Inc.	46,457
9,650	Signature Bank	1,031,778
106,020	Sustainable Opportunities Acquisition Corp.*	1,070,802
436,225	TD Ameritrade Holding Corp.	15,869,865
85,496	Trebia Acquisition Corp.*	893,433
1,136	Truist Financial Corp.	42,657
2,670	Unum Group	44,295
143,600	Wells Fargo & Co.(a)	3,676,160
36,392	Willis Towers Watson Plc(a)	7,167,404

		102,691,003

Health Care: 2.5%
481	AbbVie, Inc.	47,225
477	AmerisourceBergen Corp.	48,067
189	Amgen, Inc.	44,578
174	Anthem, Inc.	45,758
823	Bristol-Myers Squibb Co.	48,392
243	Cigna Corp.*	45,599
9,763	CVS Health Corp.	634,302

The accompanying notes are an integral part of these financial statements.

46	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS (CONTINUED)

Health Care (continued)
276	Eli Lilly & Co.	$45,314
119	Humana, Inc.	46,142
4,386	Johnson & Johnson	616,803
609	Merck & Co., Inc.	47,094
136,897	Metlifecare Ltd.	453,503
150,400	Olympus Corp.	2,895,554
1,267,973	Pacific Biosciences of California, Inc.*(a)	4,374,507
137,303	Paratek Pharmaceuticals, Inc.*(a)	716,722
434,197	Portola Pharmaceuticals, Inc.*	7,811,204
326,095	Stemline Therapeutics, Inc.(b)	108,198
150	UnitedHealth Group, Inc.	44,242
642,101	Wright Medical Group N.V.*	19,083,242

		37,156,446

Industrials: 2.2%
386,297	Advanced Disposal Services, Inc.*	11,654,580
20,208	AECOM*(a)	759,417
14,100	Bureau Veritas S.A.*	297,580
11,035	CoreLogic, Inc.	741,773
444	CSX Corp.	30,965
2,405	Expeditors International of Washington, Inc.	182,876
13,410	GEA Group AG	424,225
303	Honeywell International, Inc.	43,811
245,990	Howmet Aerospace, Inc.	3,898,942
63,670	Jardine Strategic Holdings Ltd.	1,372,089
1,309	Johnson Controls International Plc	44,689
46,010	LG Corp.	2,723,458
112	Lockheed Martin Corp.	40,871
252,570	Meggitt Plc	919,442
57	Northrop Grumman Corp.	17,524
22,590	Otis Worldwide Corp.	1,284,467
28,613	Rush Enterprises, Inc. - Class A(a)	1,186,295
22,310	Samsung C&T Corp.	2,151,523
17,500	Sound Holding FP Luxemburg*(b)	312,548
263	Union Pacific Corp.	44,465
100,600	Univar, Inc.*	1,696,116
56,140	Westinghouse Air Brake Technologies Corp.	3,231,980

		33,059,636

Information Technology: 4.8%
228	Accenture Plc - Class A	48,956
60,290	Analog Devices, Inc.	7,393,966
730	Apple, Inc.	266,304
789	Applied Materials, Inc.	47,695
25,550	Broadcom, Inc.	8,063,835
1,007	Cisco Systems, Inc.	46,966
23,630	Cloudera, Inc.*	300,574
219,134	Fitbit, Inc. - Class A*	1,415,606
10,500	ForeScout Technologies, Inc.*	222,600
358,771	Gilat Satellite Networks Ltd.*(a)	2,285,371
2,749	HP, Inc.	47,915
763	Intel Corp.	45,650
7,911	International Business Machines Corp.	955,411
162	Intuit, Inc.	47,983
966	KLA-Tencor Corp.	187,868
145	Lam Research Corp.	46,902

Shares		Value

Information Technology (continued)
433	Leidos Holdings, Inc.	$40,559
300,962	LogMeIn, Inc.	25,512,549
758	MasterCard, Inc. - Class A	224,141
24,755	Microsoft Corp.	5,037,890
159,124	MINDBODY, Inc. - Class A*	5,808,026
1,744	NortonLifeLock, Inc.	34,583
125	NVIDIA Corp.	47,489
14,770	NXP Semiconductors N.V.	1,684,371
869	Oracle Corp.	48,030
40,293	Perspecta, Inc.(a)	936,006
2,329	Qualcomm, Inc.	212,428
88,519	RIB Software SE	2,884,852
77,760	TE Connectivity Ltd.(a)	6,341,328
1,007	Visa, Inc. - Class A	194,522

		70,430,376

Materials: 1.0%
357,443	Cemex SAB de C.V. - ADR	1,029,436
1,865,150	Glencore Plc*	3,950,213
48,370	HeidelbergCement AG	2,584,189
58,729	Hexion Holdings Corp. - Class B*	414,803
149,290	LafargeHolcim Ltd.	6,545,580
722	Newmont Mining Corp.	44,576

		14,568,797

Real Estate: 1.0%
178	American Tower Corp.	46,020
72,528	Front Yard Residential Corp.	630,994
263,550	Swire Pacific Ltd. - Class A	1,397,638
345,676	Taubman Centers, Inc.(a)	13,052,726

		15,127,378

Utilities: 0.1%
2,167	AES Corp. (The)	31,400
7,283	Dominion Energy, Inc.	591,234
7,138	Duke Energy Corp.	570,255
162	Entergy Corp.	15,197
47,250	PG&E Corp.*	419,107

		1,627,193

TOTAL COMMON STOCKS (Cost $406,760,060)		425,670,564

RIGHTS/WARRANTS: 0.0%
17,471	Avaya Holdings Corp. (Expiration date 12/15/22)*	21,227
109,752	Graf Industrial Corp. (Expiration date 12/31/25)*	250,235
70,679	Live Oak Acquisition Corp. (Expiration date 05/08/27)*(a)	53,016
69,237	Spartan Energy Acquisition Corp. (Expiration date 10/01/23)*(a)	124,620

TOTAL RIGHTS/WARRANTS (Cost $147,310)		449,098

PREFERRED STOCKS: 0.1%

Consumer Staples: 0.1%
	Bunge Ltd.
16,579	4.875%, 12/20/2165(c)	1,525,102

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	47

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Shares		Value

PREFERRED STOCKS (CONTINUED)

Energy: 0.0%
	Chesapeake Energy Corp.
506	5.750%, 08/15/2166(b)(c)	$0
	El Paso Energy Capital Trust I
528	4.750%, 03/31/2028	23,475

		23,475

Financials: 0.0%
	Bank of America Corp.
214	7.250%, 07/31/2168(c)	287,231

Industrials: 0.0%
	Element Communication Aviation
170	12.000%, 03/16/2040(b)	213,350

TOTAL PREFERRED STOCKS (Cost $3,940,716)		2,049,158

Principal Amount^

ASSET-BACKED SECURITIES: 9.2%
	Accelerated Assets LLC
$208,586	Series 2018-1-B 4.510%, 12/02/2033(d)	205,600
	Adams Outdoor Advertising L.P.
907,970	Series 2018-1-A 4.810%, 11/15/2048(d)	926,344
	AGL CLO 3 Ltd.
320,000	Series 2020-3A-C 3.040%, 01/15/2033(d)(e) 3 mo. USD LIBOR + 2.150%	303,418
470,000	Series 2020-3A-D 4.190%, 01/15/2033(d)(e) 3 mo. USD LIBOR + 3.300%	436,418
	AIM Aviation Finance Ltd.
637,452	Series 2015-1A-B1 5.072%, 02/15/2040(d)(f)	207,450
	Ajax Mortgage Loan Trust
322,894	Series 2017-B-A 3.163%, 09/25/2056(d)(g)	324,061
	American Homes 4 Rent
875,000	Series 2014-SFR2-E 6.231%, 10/17/2036(d)	976,740
600,000	Series 2014-SFR3-E 6.418%, 12/17/2036(d)	674,155
845,000	Series 2015-SFR1-E 5.639%, 04/17/2052(d)	936,352
	Americredit Automobile Receivables Trust
1,010,000	Series 2018-3-D 4.040%, 11/18/2024	1,048,304
	AMSR Trust
335,000	Series 2019-SFR1-B 3.023%, 01/19/2039(d)	344,021
	Anchorage Capital CLO 9 Ltd.
1,800,000	Series 2016-9A-DR 5.219%, 07/15/2032(d)(e) 3 mo. USD LIBOR + 4.000%	1,741,532

Principal Amount^		Value
	Apidos CLO XX
$265,000	Series 2015-20A-BRR 3.126%, 07/16/2031(d)(e) 3 mo. USD LIBOR + 1.950%	$255,719
	Apidos CLO XXI
500,000	Series 2015-21A-ER 9.385%, 07/18/2027(d)(e) 3 mo. USD LIBOR + 8.250%	379,855
	Apidos CLO XXIII
855,000	Series 2015-23A-CR 3.601%, 04/15/2033(d)(e) 3 mo. USD LIBOR + 2.000%	813,587
	Apidos CLO XXIV
1,000,000	Series 2016-24A-DR 6.935%, 10/20/2030(d)(e) 3 mo. USD LIBOR + 5.800%	872,252
	Apres Static CLO 2 Ltd.
500,000	Series 2020-1A-D 5.284%, 04/15/2028(d)(e) 3 mo. USD LIBOR + 4.850%	502,500
	ARES LI CLO Ltd.
520,000	Series 2019-51A-C 3.919%, 04/15/2031(d)(e) 3 mo. USD LIBOR + 2.700%	519,806
	Ascentium Equipment Receivables Trust
95,000	Series 2017-2A-C 2.870%, 08/10/2022(d)	96,148
	Atrium XIII
500,000	Series 13A-E 7.093%, 11/21/2030(d)(e) 3 mo. USD LIBOR + 6.050%	442,940
	Atrium XIV LLC
750,000	Series 14A-E 6.826%, 08/23/2030(d)(e) 3 mo. USD LIBOR + 5.650%	669,768
	Avid Automobile Receivables Trust
180,000	Series 2019-1-C 3.140%, 07/15/2026(d)	182,006
	Barings CLO Ltd.
1,000,000	Series 2018-3A-E 6.885%, 07/20/2029(d)(e) 3 mo. USD LIBOR + 5.750%	852,752
500,000	Series 2018-4A-E 7.039%, 10/15/2030(d)(e) 3 mo. USD LIBOR + 5.820%	439,717
1,100,000	Series 2019-4A-C 4.405%, 01/15/2033(d)(e) 3 mo. USD LIBOR + 2.800%	1,095,328
	Blackbird Capital Aircraft Lease Securitization Ltd.
277,249	Series 2016-1A-A 4.213%, 12/16/2041(d)(f)	236,868
260,677	Series 2016-1A-B 5.682%, 12/16/2041(d)(f)	163,555
	BlueMountain CLO XXIV Ltd.
510,000	Series 2019-24A-C 3.835%, 04/20/2031(d)(e) 3 mo. USD LIBOR + 2.700%	500,118
	Bristol Park CLO Ltd.
260,000	Series 2016-1A-CR 3.169%, 04/15/2029(d)(e) 3 mo. USD LIBOR + 1.950%	252,577

The accompanying notes are an integral part of these financial statements.

48	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Buttermilk Park CLO Ltd.
$ 750,000	Series 2018-1A-E 6.969%, 10/15/2031(d)(e) 3 mo. USD LIBOR + 5.750%	$656,134
	California Republic Auto Receivables Trust
520,000	Series 2018-1-D 4.330%, 04/15/2025	532,297
	Canyon Capital CLO Ltd.
1,000,000	Series 2016-1A-ER 6.969%, 07/15/2031(d)(e) 3 mo. USD LIBOR + 5.750%	839,792
500,000	Series 2018-1A-E 6.969%, 07/15/2031(d)(e) 3 mo. USD LIBOR + 5.750%	394,890
	Carlyle Global Market Strategies CLO Ltd.
508,509	Series 2014-2RA-D 5.742%, 05/15/2031(d)(e) 3 mo. USD LIBOR + 5.350%	378,715
	CarMax Auto Owner Trust
445,000	Series 2018-2-D 3.990%, 04/15/2025	454,964
305,000	Series 2018-4-D 4.150%, 04/15/2025	311,189
	Castlelake Aircraft Securitization Trust
3,646,053	Series 2018-1-C 6.625%, 06/15/2043(d)	1,550,712
	Castlelake Aircraft Structured Trust
3,000,000	Series 2019-1A-E 0.000%, 04/15/2039(d)	1,190,272
	Catskill Park CLO Ltd.
1,000,000	Series 2017-1A-D 7.135%, 04/20/2029(d)(e) 3 mo. USD LIBOR + 6.000%	894,275
	CCG Receivables Trust
100,000	Series 2018-1-C 3.420%, 06/16/2025(d)	100,696
	Chenango Park CLO Ltd.
500,000	Series 2018-1A-D 7.019%, 04/15/2030(d)(e) 3 mo. USD LIBOR + 5.800%	436,956
	Chesapeake Funding II LLC
180,000	Series 2017-2A-D 3.710%, 05/15/2029(d)	181,684
250,000	Series 2018-1A-C 3.570%, 04/15/2030(d)	254,848
640,000	Series 2018-1A-D 3.920%, 04/15/2030(d)	646,252
	CIFC Funding 2013-II Ltd.
205,000	Series 2013-2A-A3LR 3.085%, 10/18/2030(d)(e) 3 mo. USD LIBOR + 1.950%	192,819
	CIG Auto Receivables Trust
6,951	Series 2017-1A-A 2.710%, 05/15/2023(d)	6,963
	Citigroup Mortgage Loan Trust, Inc.
1,000,502	Series 2019-E-A1 3.228%, 11/25/2070(d)(f)	1,012,864

Principal Amount^		Value
	Coinstar Funding LLC
$ 1,028,200	Series 2017-1A-A2 5.216%, 04/25/2047(d)	$986,247
	Colony American Finance Ltd.
480,000	Series 2015-1-D 5.649%, 10/15/2047(d)	486,891
230,000	Series 2016-1-C 4.638%, 06/15/2048(d)(f)	230,804
	Cook Park CLO Ltd.
1,000,000	Series 2018-1A-E 6.535%, 04/17/2030(d)(e) 3 mo. USD LIBOR + 5.400%	870,130
	CPS Auto Receivables Trust
105,000	Series 2018-A-C 3.050%, 12/15/2023(d)	105,657
	Credit Acceptance Auto Loan Trust
605,000	Series 2020-1A-C 2.590%, 06/15/2029(d)	605,915
	CSAB Mortgage-Backed Trust
1,857,684	Series 2006-2-A6B 5.700%, 09/25/2036(f)	212,519
	DB Master Finance LLC
329,510	Series 2019-1A-A23 4.352%, 05/20/2049(d)	358,019
	Diamond Resorts Owner Trust
84,096	Series 2017-1A-C 6.070%, 10/22/2029(d)	84,052
361,867	Series 2018-1-C 4.530%, 01/21/2031(d)	340,179
291,576	Series 2019-1A-B 3.530%, 02/20/2032(d)	280,277
	Domino’s Pizza Master Issuer LLC
716,625	Series 2017-1A-A23 4.118%, 07/25/2047(d)	775,810
58,950	Series 2018-1A-A2I 4.116%, 07/25/2048(d)	63,017
324,225	Series 2018-1A-A2II 4.328%, 07/25/2048(d)	353,964
497,500	Series 2019-1A-A2 3.668%, 10/25/2049(d)	521,798
	Dorchester Park CLO Ltd.
500,000	Series 2015-1A-ER 6.135%, 04/20/2028(d)(e) 3 mo. USD LIBOR + 5.000%	443,365
	Driven Brands Funding LLC
230,300	Series 2018-1A-A2 4.739%, 04/20/2048(d)	244,734
	Dryden 40 Senior Loan Fund
1,000,000	Series 2015-40A-ER 6.142%, 08/15/2031(d)(e) 3 mo. USD LIBOR + 5.750%	873,511
	Dryden 45 Senior Loan Fund
275,000	Series 2016-45A-ER 7.069%, 10/15/2030(d)(e) 3 mo. USD LIBOR + 5.850%	237,191
	Dryden 55 CLO Ltd.
500,000	Series 2018-55A-F 8.419%, 04/15/2031(d)(e) 3 mo. USD LIBOR + 7.200%	331,162
	DT Auto Owner Trust
410,000	Series 2018-2A-D 4.150%, 03/15/2024(d)	419,350

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	49

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Earnest Student Loan Program LLC
$ 13,000	Series 2016-D-R 0.000%, 01/25/2041(d)	$186,604
	Education Funding Trust
802,866	Series 2020-A-A 2.790%, 07/25/2041(d)	809,310
	Fairstone Financial Issuance Trust
670,000 (CAD)	Series 2019-1A-A 3.948%, 03/21/2033(d)	483,529
	Fillmore Park CLO Ltd.
500,000	Series 2018-1A-E 6.619%, 07/15/2030(d)(e) 3 mo. USD LIBOR + 5.400%	434,887
	First Investors Auto Owner Trust
160,000	Series 2019-2A-D 2.800%, 12/15/2025(d)	160,336
365,000	Series 2019-2A-E 3.880%, 01/15/2026(d)	359,589
	Flagship Credit Auto Trust
300,000	Series 2016-3-E 6.250%, 10/15/2023(d)	309,032
700,000	Series 2019-2-D 3.530%, 05/15/2025(d)	716,618
595,000	Series 2020-1-D 2.480%, 03/16/2026(d)	589,232
	Galaxy XXVI CLO Ltd.
715,000	Series 2018-26A-E 6.208%, 11/22/2031(d)(e) 3 mo. USD LIBOR + 5.850%	616,104
	Genesis Sales Finance Master Trust
145,000	Series 2019-AA-A 4.680%, 08/20/2023(d)	144,360
	Gilbert Park CLO Ltd.
500,000	Series 2017-1A-E 7.619%, 10/15/2030(d)(e) 3 mo. USD LIBOR + 6.400%	456,841
	Global Container Assets 2014 Holdings Ltd.
770,150	Series 2014-1-C 6.000%, 01/05/2030(b)(d)	237,791
349,318	Series 2014-1-D 7.500%, 01/05/2030(b)(d)	35,679
1,185,000	Series 2014-1-E 0.000%, 01/05/2030(b)(d)	0
	Global Container Assets Ltd.
148,195	Series 2015-1A-B 4.500%, 02/05/2030(d)	146,704
	Goldentree Loan Management US CLO 3 Ltd.
500,000	Series 2018-3A-D 3.985%, 04/20/2030(d)(e) 3 mo. USD LIBOR + 2.850%	462,676
	GSAA Home Equity Trust
640,337	Series 2006-10-AF5 6.448%, 06/25/2036(f)	267,464
	Harbour Aircraft Investments Ltd.
294,855	Series 2017-1-C 8.000%, 11/15/2037	170,678

Principal Amount^		Value
	Harley Marine Financing LLC
$ 931,973	Series 2018-1A-A2 5.682%, 05/15/2043(d)	$772,128
	Highbridge Loan Management Ltd.
500,000	Series 2013-2A-DR 7.735%, 10/20/2029(d)(e) 3 mo. USD LIBOR + 6.600%	443,354
2,000,000	Series 6A-2015-DR 5.641%, 02/05/2031(d)(e) 3 mo. USD LIBOR + 5.100%	1,673,539
	Horizon Aircraft Finance I Ltd.
2,612,546	Series 2018-1-C 6.657%, 12/15/2038(d)	1,101,007
	HPEFS Equipment Trust
265,000	Series 2020-1A-D 2.260%, 02/20/2030(d)	256,060
	InSite Issuer LLC
3,500,000	Series 2016-1A-C 6.414%, 11/15/2046(d)	3,506,720
	Invitation Homes Trust
714,902	Series 2018-SFR1-E 2.194%, 03/17/2037(d)(e) 1 mo. USD LIBOR + 2.000%	695,213
1,225,000	Series 2018-SFR2-E 2.185%, 06/17/2037(d)(e) 1 mo. USD LIBOR + 2.000%	1,190,245
	JP Morgan Mortgage Acquisition Trust
1,000,000	Series 2007-CH1-AF5 4.852%, 11/25/2036(f)	1,053,815
	Kestrel Aircraft Funding Ltd.
530,944	Series 2018-1A-A 4.250%, 12/15/2038(d)	451,307
	LCM 26 Ltd.
500,000	Series 26A-E 6.435%, 01/20/2031(d)(e) 3 mo. USD LIBOR + 5.300%	400,930
	LCM 30 Ltd.
300,000	Series 30A-D 4.885%, 04/20/2031(d)(e) 3 mo. USD LIBOR + 3.750%	285,163
	LCM Loan Income Fund I Income Note Issuer Ltd.
500,000	Series 27A-E 6.776%, 07/16/2031(d)(e) 3 mo. USD LIBOR + 5.600%	405,399
	LCM XVII L.P.
1,000,000	Series 17A-ER 7.219%, 10/15/2031(d)(e) 3 mo. USD LIBOR + 6.000%	776,447
	LCM XX L.P.
500,000	Series 20A-ER 6.585%, 10/20/2027(d)(e) 3 mo. USD LIBOR + 5.450%	374,008
	Lehman XS Trust
2,551,315	Series 2005-6-3A3A 5.760%, 11/25/2035(f)	1,646,071
415,731	Series 2006-8-3A3 5.019%, 06/25/2036(f)	423,552
	Madison Park Funding XIV Ltd.
1,000,000	Series 2014-14A-ER 6.898%, 10/22/2030(d)(e) 3 mo. USD LIBOR + 5.800%	858,412

The accompanying notes are an integral part of these financial statements.

50	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Madison Park Funding XXII Ltd.
$1,000,000	Series 2016-22A-ER 7.919%, 01/15/2033(d)(e) 3 mo. USD LIBOR + 6.700%	$893,407
	Madison Park Funding XXXI Ltd.
270,000	Series 2018-31A-C 3.193%, 01/23/2031(d)(e) 3 mo. USD LIBOR + 2.150%	259,308
	MAPS Ltd.
625,132	Series 2018-1A-A 4.212%, 05/15/2043(d)	552,680
284,314	Series 2019-1A-A 4.458%, 03/15/2044(d)	252,994
	Marlette Funding Trust
132,278	Series 2019-1A-A 3.440%, 04/16/2029(d)	133,561
225,106	Series 2019-3A-A 2.690%, 09/17/2029(d)	226,574
	Mosaic Solar Loans LLC
1,673,979	Series 2017-2A-B 4.770%, 06/22/2043(d)	1,718,050
	Motor Plc
52,188	Series 2017-1A-A1 0.715%, 09/25/2024(d)(e) 1 mo. USD LIBOR + 0.530%	52,178
	MVW Owner Trust
127,038	Series 2019-1A-C 3.330%, 11/20/2036(d)	118,586
	Myers Park CLO Ltd.
1,000,000	Series 2018-1A-E 6.635%, 10/20/2030(d)(e) 3 mo. USD LIBOR + 5.500%	868,407
	Navient Private Education Refi Loan Trust
260,000	Series 2018-A-B 3.680%, 02/18/2042(d)	264,821
855,000	Series 2019-FA-B 3.120%, 08/15/2068(d)	836,586
180,000	Series 2019-GA-B 3.080%, 10/15/2068(d)	174,438
	Navistar Financial Dealer Note Master Owner Trust
310,000	Series 2018-1-A 0.815%, 09/25/2023(d)(e) 1 mo. USD LIBOR + 0.630%	308,916
	Neuberger Berman CLO XVI-S Ltd.
500,000	Series 2017-16SA-E 6.619%, 01/15/2028(d)(e) 3 mo. USD LIBOR + 5.400%	449,941
	Neuberger Berman CLO XXIII Ltd.
1,000,000	Series 2016-23A-ER 6.885%, 10/17/2027(d)(e) 3 mo. USD LIBOR + 5.750%	912,345
	Neuberger Berman Loan Advisers CLO 24 Ltd.
1,000,000	Series 2017-24A-E 7.155%, 04/19/2030(d)(e) 3 mo. USD LIBOR + 6.020%	901,209

Principal Amount^		Value
	Neuberger Berman Loan Advisers CLO 26 Ltd.
$ 1,000,000	Series 2017-26A-INC 0.000%, 10/18/2030(d)(g)	$560,166
	Neuberger Berman Loan Advisers CLO 30 Ltd.
2,210,000	Series 2018-30A-E 7.885%, 01/20/2031(d)(e) 3 mo. USD LIBOR + 6.750%	2,070,358
	NextGear Floorplan Master Owner Trust
845,000	Series 2018-1A-A1 0.825%, 02/15/2023(d)(e) 1 mo. USD LIBOR + 0.640%	838,628
	NRZ Excess Spread-Collateralized Notes
1,622,154	Series 2018-PLS2-D 4.593%, 02/25/2023(d)	1,639,311
	OCP CLO Ltd.
520,000	Series 2015-8A-CR 3.935%, 04/17/2027(d)(e) 3 mo. USD LIBOR + 2.800%	511,393
	Octagon Investment Partners 26 Ltd.
1,000,000	Series 2016-1A-FR 9.309%, 07/15/2030(d)(e) 3 mo. USD LIBOR + 8.090%	623,894
	Octagon Investment Partners 29 Ltd.
1,000,000	Series 2016-1A-ER 8.270%, 01/24/2033(d)(e) 3 mo. USD LIBOR + 7.250%	896,912
	Octagon Investment Partners 39 Ltd.
275,000	Series 2018-3A-E 6.885%, 10/20/2030(d)(e) 3 mo. USD LIBOR + 5.750%	242,875
	Octagon Investment Partners XVI Ltd.
1,000,000	Series 2013-1A-ER 6.885%, 07/17/2030(d)(e) 3 mo. USD LIBOR + 5.750%	852,599
1,500,000	Series 2013-1A-SUB 0.000%, 07/17/2030(d)(g)	386,579
	Octagon Investment Partners XXI Ltd.
500,000	Series 2014-1A-DRR 7.424%, 02/14/2031(d)(e) 3 mo. USD LIBOR + 7.000%	449,553
	Octagon Investment Partners XXII Ltd.
835,000	Series 2014-1A-CRR 2.998%, 01/22/2030(d)(e) 3 mo. USD LIBOR + 1.900%	785,656
	OHA Credit Funding 5 Ltd.
475,000	Series 2020-5A-C 3.306%, 04/18/2033(d)(e) 3 mo. USD LIBOR + 2.000%	454,897
	OneMain Financial Issuance Trust
675,000	Series 2015-3A-B 4.160%, 11/20/2028(d)	673,443
1,000,000	Series 2016-1A-C 6.000%, 02/20/2029(d)	1,004,223
390,000	Series 2020-1A-B 4.830%, 05/14/2032(d)	407,441
	Oxford Finance Funding LLC
180,000	Series 2019-1A-A2 4.459%, 02/15/2027(d)	185,640

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	51

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Palmer Square CLO Ltd.
$260,000	Series 2015-2A-BR2 3.085%, 07/20/2030(d)(e) 3 mo. USD LIBOR + 1.950%	$252,230
	Parallel Ltd.
700,000	Series 2017-1A-CR 3.135%, 07/20/2029(d)(e) 3 mo. USD LIBOR + 2.000%	651,845
1,005,000	Series 2018-2A-B 3.285%, 10/20/2031(d)(e) 3 mo. USD LIBOR + 2.150%	920,608
	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
8,000,000	Series 2005-WHQ1-M5 1.310%, 03/25/2035(e) 1 mo. USD LIBOR + 1.125%	7,722,331
	Planet Fitness Master Issuer LLC
849,863	Series 2018-1A-A2I 4.262%, 09/05/2048(d)	857,898
676,600	Series 2019-1A-A2 3.858%, 12/05/2049(d)	585,767
	PNMAC FMSR Issuer Trust
7,300,000	Series 2018-FT1-A 2.535%, 04/25/2023(d)(e) 1 mo. USD LIBOR + 2.350%	7,042,088
	Prestige Auto Receivables Trust
330,000	Series 2019-1A-E 3.900%, 05/15/2026(d)	319,863
	Preston Ridge Partners Mortgage LLC
275,000	Series 2018-1A-A2 5.000%, 04/25/2023(d)(g)	265,485
455,866	Series 2019-4A-A1 3.351%, 11/25/2024(d)(f)	458,198
	Progress Residential Trust
210,000	Series 2017-SFR2-E 4.142%, 12/17/2034(d)	212,884
125,000	Series 2018-SFR2-E 4.656%, 08/17/2035(d)	128,516
530,000	Series 2019-SFR1-E 4.466%, 08/17/2035(d)	548,727
235,000	Series 2019-SFR3-D 2.871%, 09/17/2036(d)	236,586
	PRPM LLC
322,004	Series 2020-1A-A1 2.981%, 02/25/2025(d)(f)	321,577
	Republic FInance Issuance Trust
1,000,000	Series 2019-A-A 3.430%, 11/22/2027(d)	995,837
	Rockford Tower CLO Ltd.
700,000	Series 2017-2A-CR 3.119%, 10/15/2029(d)(e) 3 mo. USD LIBOR + 1.900%	674,101
	S-Jets Ltd.
1,138,115	Series 2017-1-A 3.967%, 08/15/2042(d)	1,018,289
	Santander Drive Auto Receivables Trust
875,000	Series 2019-2-D 3.220%, 07/15/2025	898,665

Principal Amount^		Value
$ 885,000	Series 2020-1-D 5.350%, 03/15/2028	$940,872
	SCF Equipment Leasing LLC
1,135,000	Series 2018-1A-C 4.210%, 04/20/2027(d)	1,157,776
	SLM Private Credit Student Loan Trust
256,000	Series 2003-A-A3 3.681%, 06/15/2032(e) 28 day ARS	244,093
720,000	Series 2003-B-A3 3.678%, 03/15/2033(e) 28 day ARS	712,897
67,000	Series 2003-B-A4 3.666%, 03/15/2033(e) 28 day ARS	63,899
	SoFi Consumer Loan Program Trust
435,000	Series 2018-2-B 3.790%, 04/26/2027(d)	448,481
380,000	Series 2019-4-C 2.840%, 08/25/2028(d)	365,856
	SoFi Professional Loan Program LLC
181,613	Series 2016-A-B 3.570%, 01/26/2038(d)	184,705
133,000	Series 2017-F-R1 0.000%, 01/25/2041(d)	4,978,377
63,855	Series 2019-B-R1 0.000%, 08/17/2048(d)	2,071,665
	SoFi Professional Loan Program Trust
360,000	Series 2020-A-BFX 3.120%, 05/15/2046(d)	354,300
45,000	Series 2020-A-R1 0.000%, 05/15/2046(d)	2,344,018
	Soundview Home Loan Trust
5,098,706	Series 2007-OPT3-2A3 0.365%, 08/25/2037(e) 1 mo. USD LIBOR + 0.180%	4,871,957
	SpringCastle Funding Asset-Backed Notes
94,291	Series 2019-AA-A 3.200%, 05/27/2036(d)	95,484
	Sprite Ltd.
292,457	Series 2017-1-B 5.750%, 12/15/2037(d)	172,783
	Stewart Park CLO Ltd.
500,000	Series 2015-1A-ER 6.499%, 01/15/2030(d)(e) 3 mo. USD LIBOR + 5.280%	417,038
	Taco Bell Funding LLC
704,275	Series 2018-1A-A2II 4.940%, 11/25/2048(d)	764,240
	Terwin Mortgage Trust
702,508	Series 2006-3-2A2 0.395%, 04/25/2037(d)(e) 1 mo. USD LIBOR + 0.210%	684,012
	THL Credit Wind River CLO Ltd.
2,000,000	Series 2014-2A-INC 0.000%, 01/15/2031(d)	388,182
500,000	Series 2018-2A-E 6.969%, 07/15/2030(d)(e) 3 mo. USD LIBOR + 5.750%	409,345

The accompanying notes are an integral part of these financial statements.

52	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	TICP CLO VII Ltd.
$280,000	Series 2017-7A-CR 3.660%, 04/15/2033(d)(e) 3 mo. USD LIBOR + 2.150%	$270,055
	TICP CLO XV Ltd.
250,000	Series 2020-15A-C 3.785%, 04/20/2033(d)(e) 3 mo. USD LIBOR + 2.150%	242,607
	Tidewater Auto Receivables Trust
110,000	Series 2018-AA-D 4.300%, 11/15/2024(d)	112,738
	Trestles CLO II Ltd.
335,000	Series 2018-2A-D 6.741%, 07/25/2031(d)(e) 3 mo. USD LIBOR + 5.750%	288,765
	Tryon Park CLO Ltd.
1,000,000	Series 2013-1A-DR 7.169%, 04/15/2029(d)(e) 3 mo. USD LIBOR + 5.950%	906,404
	Vericrest Opportunity Loan Trust
1,298,574	Series 2019-NPL5-A1A 3.352%, 09/25/2049(d)(f)	1,305,523
	Volkswagen Auto Loan Enhanced Trust
2,950	Series 2018-1-A2B 0.370%, 07/20/2021(e) 1 mo. USD LIBOR + 0.180%	2,950
	VOLT LXXXIII LLC
367,620	Series 2019-NPL9-A1A 3.327%, 11/26/2049(d)(f)	368,811
	Voya CLO Ltd.
500,000	Series 2018-2A-E 6.469%, 07/15/2031(d)(e) 3 mo. USD LIBOR + 5.250%	415,198
	WAVE Trust
282,273	Series 2017-1A-B 5.682%, 11/15/2042(d)	150,017
	Webster Park CLO Ltd.
1,000,000	Series 2015-1A-DR 6.635%, 07/20/2030(d)(e) 3 mo. USD LIBOR + 5.500%	864,379
	Wendy’s Funding LLC
867,750	Series 2018-1A-A2II 3.884%, 03/15/2048(d)	917,568
186,200	Series 2019-1A-A2II 4.080%, 06/15/2049(d)	196,355
	Wingstop Funding LLC
237,600	Series 2018-1-A2 4.970%, 12/05/2048(d)	247,971
	World Financial Network Credit Card Master Trust
1,765,000	Series 2019-C-M 2.710%, 07/15/2026	1,753,629
	York CLO Ltd.
1,783,000	Series 2019-1A-D 5.098%, 07/22/2032(d)(e) 3 mo. USD LIBOR + 4.000%	1,712,719

TOTAL ASSET-BACKED SECURITIES (Cost $150,838,543)		135,206,342

Principal Amount^		Value

BANK LOANS: 2.1%
	Air Methods Corp.
$1,182,806	4.500%, 04/22/2024(e) 3 mo. LIBOR + 3.500%	$981,481
	American Tire Distributors Holdings, Inc.
1,148,393	8.500%, 09/02/2024(e) 3 mo. LIBOR + 7.500%	767,781
	Avaya, Inc.
535,000	4.435%, 12/15/2024(e) 1 mo. LIBOR + 4.250%	495,677
	BI-LO Holding LLC
841,354	9.000%, 05/31/2024(e) 3 mo. LIBOR + 8.000%	837,497
	BJ Services LLC
3,135,000	8.500%, 01/03/2023(b)(e) 3 mo. LIBOR + 7.000%	2,646,121
	California Resources Corp.
4,092,000	0.000%, 12/31/2022(e) 3 mo. LIBOR + 4.750%	1,506,367
	Cardtronics USA, Inc.
970,000	0.000%, 06/25/2027(h)	955,450
	Cengage Learning, Inc.
1,039,175	5.250%, 06/07/2023(e) 6 mo. LIBOR + 4.250%	846,928
	Colorado Buyer, Inc.
472,254	4.000%, 05/01/2024(e) 6 mo. LIBOR + 3.000%	362,996
	Cvent, Inc.
452,349	3.928%, 11/29/2024(e) 1 mo. LIBOR + 3.750%	392,413
	Dell International LLC
445,489	2.750%, 09/19/2025(e) 1 mo. LIBOR + 2.000%	434,888
	Dhanani Group, Inc.
108,157	3.928%, 07/20/2025(e) 1 mo. LIBOR + 3.750%	100,721
	Finastra USA, Inc.
465,263	4.500%, 06/13/2024(e) 6 mo. LIBOR + 3.500%	408,903
	Flexential Intermediate Corp.
441,594	3.808%, 08/01/2024(e) 3 mo. LIBOR + 3.500%	357,139
	Gavilan Resources LLC
1,025,000	0.000%, 03/01/2024(e) 1 mo. LIBOR + 6.000%	12,813
	Global Medical Response, Inc.
248,092	5.250%, 03/14/2025(e) 6 mo. LIBOR + 4.250%	238,013
	Granite Holdings US Acquisition Co.
456,550	6.322%, 09/30/2026(e) 3 mo. LIBOR + 5.250%	401,764
	Gray Television, Inc.
556,000	2.423%, 02/07/2024(e) 1 mo. LIBOR + 2.250%	540,293
362,000	2.673%, 01/02/2026(e) 1 mo. LIBOR + 2.500%	351,616
	Gulf Finance LLC
1,301,813	6.250%, 08/25/2023(e) 1 mo. LIBOR + 5.250%	851,600

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	53

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Hof Village LLC
$ 387,300	12.000%, 10/31/2020(e) 1 mo. LIBOR + 12.000%	$329,205
	ION Trading Technologies S.A.R.L.
362,183	5.072%, 11/21/2024(e) 3 mo. LIBOR + 4.000%	350,153
	Klockner-Pentaplast of America, Inc.
252,794	5.250%, 06/30/2022(e) 3 mo. LIBOR + 4.250%	237,988
	Kronos Acquisition Holdings, Inc.
530,000	5.000%, 05/15/2023(e) 1 mo. LIBOR + 4.000%	506,449
	Lower Cadence Holdings LLC
287,100	4.178%, 05/22/2026(e) 1 mo. LIBOR + 4.000%	256,955
	McDermott International, Inc.
4,165,000	0.000%, 05/10/2023(h)	1,874,250
420,000	0.000%, 05/10/2023(h)	300,300
	McDermott Technology Americas, Inc.
324,634	0.500%, 10/21/2020(e) 3 mo. LIBOR + 0.500%	323,498
894,806	10.000%, 10/21/2020(e) 3 mo. LIBOR + 9.000%	891,674
100,373	10.000%, 10/21/2020(e) 3 mo. LIBOR + 9.000%	100,022
4,515,073	7.250%, 05/09/2025(e) 3 mo. PRIME + 4.000%	1,656,490
	Mediaco Holding, Inc.
2,189,012	8.400%, 11/21/2024(e) 1 mo. LIBOR + 7.500%	1,952,777
	Minotaur Acquisition, Inc.
1,084,023	5.178%, 03/27/2026(e) 1 mo. LIBOR + 5.000%	1,007,236
	Mitchell International, Inc.
845,000	7.428%, 12/01/2025(e) 1 mo. LIBOR + 7.250%	756,275
	MLN U.S. Holding Co. LLC
468,395	4.678%, 11/30/2025(e) 1 mo. LIBOR + 4.500%	386,721
	MPH Acquisition Holdings LLC
1,094,041	3.750%, 06/07/2023(e) 3 mo. LIBOR + 2.750%	1,043,289
	Murray Energy Corp.
1,005,435	9.678%, 02/12/2021(b)(e) 1 mo. LIBOR + 9.500%	854,620
	Radiology Partners, Inc.
508,265	5.295%-5.990%, 07/09/2025(e) 2 mo. LIBOR + 4.250%	474,867
	Solenis Holdings LLC
540,861	4.363%, 06/26/2025(e) 3 mo. LIBOR + 4.000%	521,706
170,000	8.863%, 06/26/2026(e) 3 mo. LIBOR + 8.500%	148,709
	T-Mobile USA, Inc.
430,000	3.178%, 04/01/2027(e) 1 mo. LIBOR + 3.000%	429,804
	Team Health Holdings, Inc.
838,500	3.750%, 02/06/2024(e) 1 mo. LIBOR + 2.750%	647,745

Principal Amount^		Value
	Tibco Software, Inc.
$ 195,000	7.430%, 03/03/2028(e) 1 mo. LIBOR + 7.250%	$189,029
	Titan Acquisition Ltd.
314,193	3.361%, 03/28/2025(e) 6 mo. LIBOR + 3.000%	288,667
	Travelport Finance (Luxembourg) S.A.R.L.
530,988	6.072%, 05/29/2026(e) 3 mo. LIBOR + 5.000%	354,193
	Western Digital Corp.
848,000	1.924%, 04/29/2023(e) 3 mo. LIBOR + 1.750%	829,717
	Ziggo B.V.
490,000 (EUR)	3.000%, 01/31/2029(e) 3 mo. EURIBOR + 3.000%	533,770

TOTAL BANK LOANS (Cost $38,701,276)		30,736,570

CONVERTIBLE BONDS: 0.7%

Communications: 0.2%
	CalAmp Corp.
985,000	2.000%, 08/01/2025	779,066
	DISH Network Corp.
2,780,000	3.375%, 08/15/2026	2,560,699

		3,339,765

Consumer, Non-cyclical: 0.3%
	BioMarin Pharmaceutical, Inc.
460,000	1.250%, 05/15/2027(d)	537,635
	Dermira, Inc.
3,806,000	3.000%, 05/15/2022(a)	3,858,332

		4,395,967

Energy: 0.0%
	Chesapeake Energy Corp.
440,000	5.500%, 09/15/2026(i)	17,600

Industrial: 0.0%
	Greenbrier Cos., Inc. (The)
180,000	2.875%, 02/01/2024	148,810

Technology: 0.2%
	Adesto Technologies Corp.
1,850,000	4.250%, 09/15/2024(d)	2,232,950

TOTAL CONVERTIBLE BONDS (Cost $10,670,333)		10,135,092

CORPORATE BONDS: 28.0%

Basic Materials: 1.6%
	ABJA Investment Co. Pte Ltd.
210,000	5.450%, 01/24/2028	195,298
	Allegheny Technologies, Inc.
555,000	5.875%, 12/01/2027	515,803
	Braskem Idesa SAPI
200,000	7.450%, 11/15/2029	187,562
300,000	7.450%, 11/15/2029(d)	281,343
	Braskem Netherlands Finance B.V.
600,000	4.500%, 01/31/2030(d)	550,050
400,000	5.875%, 01/31/2050	353,100

The accompanying notes are an integral part of these financial statements.

54	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Basic Materials (continued)
	Compass Minerals International, Inc.
$ 462,000	6.750%, 12/01/2027(d)	$485,881
	CSN Islands XII Corp.
600,000	7.000%, 09/23/2020(c)	449,577
	First Quantum Minerals Ltd.
600,000	7.500%, 04/01/2025(d)	575,469
1,445,000	6.875%, 03/01/2026(d)	1,372,483
	FMG Resources August 2006 Pty Ltd.
3,500,000	5.125%, 03/15/2023(d)	3,607,152
810,000	4.500%, 09/15/2027(d)	811,669
	Freeport-McMoRan, Inc.
130,000	3.875%, 03/15/2023	130,260
95,000	5.000%, 09/01/2027	95,542
655,000	4.125%, 03/01/2028	636,879
450,000	4.250%, 03/01/2030	436,923
400,000	5.450%, 03/15/2043	393,354
	Hecla Mining Co.
2,524,000	7.250%, 02/15/2028	2,568,170
	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
410,000	9.000%, 07/01/2028(d)	428,450
	Metinvest B.V.
200,000	8.500%, 04/23/2026	196,770
200,000	7.750%, 10/17/2029	187,823
	Mineral Resources Ltd.
3,888,000	8.125%, 05/01/2027(d)	4,142,295
	Newcrest Finance Pty Ltd.
305,000	3.250%, 05/13/2030(d)	328,282
	Nexa Resources S.A.
500,000	6.500%, 01/18/2028(d)	507,750
	Sasol Financing USA LLC
400,000	5.875%, 03/27/2024	358,000
	Schweitzer-Mauduit International, Inc.
2,430,000	6.875%, 10/01/2026(d)	2,493,326
	Steel Dynamics, Inc.
510,000	3.250%, 01/15/2031	521,307
	Unigel Luxembourg S.A.
500,000	8.750%, 10/01/2026	405,000
	United States Steel Corp.
128,000	6.250%, 03/15/2026	81,256
	UPL Corp. Ltd.
600,000	5.250%, 02/27/2025(c)(g) 5 year CMT + 3.865%	547,500
	Vedanta Resources Finance II Plc
250,000	9.250%, 04/23/2026(d)	180,625
200,000	9.250%, 04/23/2026	144,500

		24,169,399

Communications: 5.0%
	Altice France Holding S.A.
3,100,000	10.500%, 05/15/2027(d)	3,428,367
593,000	6.000%, 02/15/2028(d)	564,094
	Bharti Airtel Ltd.
265,000	4.375%, 06/10/2025	274,320
	Block Communications, Inc.
220,000	4.875%, 03/01/2028(d)	217,830
	CCO Holdings LLC / CCO Holdings Capital Corp.
515,000	4.500%, 08/15/2030(d)	527,182

Principal Amount^		Value

Communications (continued)
	Cincinnati Bell, Inc.
$ 3,484,000	7.000%, 07/15/2024(d)	$3,564,533
	Clear Channel Worldwide Holdings, Inc.
685,000	5.125%, 08/15/2027(d)	658,806
	CommScope, Inc.
410,000	6.000%, 03/01/2026(d)	421,328
1,430,000	7.125%, 07/01/2028(d)(j)	1,433,718
	CSC Holdings LLC
630,000	6.500%, 02/01/2029(d)	690,244
680,000	4.125%, 12/01/2030(d)	674,900
1,180,000	4.625%, 12/01/2030(d)	1,152,105
	DISH DBS Corp.
2,289,000	7.750%, 07/01/2026	2,430,620
	eBay, Inc.
65,000	4.000%, 07/15/2042	70,852
	Expedia Group, Inc.
1,175,000	6.250%, 05/01/2025(d)	1,254,190
600,000	7.000%, 05/01/2025(d)	625,236
1,035,000	3.250%, 02/15/2030	966,937
	GrubHub Holdings, Inc.
2,100,000	5.500%, 07/01/2027(d)	2,151,985
	GTT Communications, Inc.
400,000	7.875%, 12/31/2024(d)	211,250
	iHeartCommunications, Inc.
165,000	6.375%, 05/01/2026	163,736
2,895,000	8.375%, 05/01/2027	2,658,146
305,000	5.250%, 08/15/2027(d)	292,553
735,000	4.750%, 01/15/2028(d)	679,280
	Intelsat Jackson Holdings S.A.
825,000	8.500%, 10/15/2024(d)(i)	498,667
	Kenbourne Invest S.A.
825,000	6.875%, 11/26/2024(d)	835,007
	Match Group, Inc.
2,300,000	5.000%, 12/15/2027(d)	2,401,453
2,520,000	5.625%, 02/15/2029(d)	2,665,379
300,000	4.125%, 08/01/2030(d)	294,234
	MDC Partners, Inc.
651,000	6.500%, 05/01/2024(d)	607,464
	NBCUniversal Enterprise, Inc.
520,000	5.250%, 03/19/2021(c)(d)	521,370
	Netflix, Inc.
75,000	4.875%, 04/15/2028	80,318
2,546,000	5.875%, 11/15/2028	2,903,802
2,766,000	4.875%, 06/15/2030(d)	2,973,976
	Network i2i Ltd.
550,000	5.650%, 01/15/2025(c)(d)(g) 5 year CMT + 4.277%	535,150
	Nokia Oyj
480,000 (EUR)	2.000%, 03/11/2026	536,813
	Oi S.A.
550,000	10.000%, 07/27/2025(k) PIK rate 12.000%	459,387
	Outfront Media Capital LLC / Outfront Media Capital Corp.
280,000	4.625%, 03/15/2030(d)	253,873
	Sirius XM Radio, Inc.
145,000	4.625%, 07/15/2024(d)	148,895
3,063,000	5.000%, 08/01/2027(d)	3,135,088
2,613,000	5.500%, 07/01/2029(d)	2,756,401

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	55

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Communications (continued)
	Telecom Italia SpA
$ 5,162,000	5.303%, 05/30/2024(d)	$5,402,988
	TV Azteca SAB de C.V.
400,000	8.250%, 08/09/2024	176,458
	Twitter, Inc.
995,000	3.875%, 12/15/2027(d)	997,587
	Uber Technologies, Inc.
220,000	7.500%, 05/15/2025(d)	222,613
4,654,000	8.000%, 11/01/2026(d)	4,740,099
4,938,000	7.500%, 09/15/2027(d)	4,961,678
	VeriSign, Inc.
5,140,000	4.750%, 07/15/2027	5,411,418
	ViacomCBS, Inc.
1,125,000	4.950%, 01/15/2031	1,331,224
935,000	4.200%, 05/19/2032	1,053,765
325,000	4.375%, 03/15/2043	340,348
	ViaSat, Inc.
460,000	5.625%, 09/15/2025(d)	441,648
	Virgin Media Finance Plc
285,000	5.000%, 07/15/2030(d)	280,072
	Virgin Media Secured Finance Plc
680,000	5.500%, 08/15/2026(d)	697,575
	Ziggo B.V.
300,000	5.500%, 01/15/2027(d)	304,321
440,000	4.875%, 01/15/2030(d)	443,388

		73,524,671

Consumer, Cyclical: 5.4%
	1011778 BC ULC / New Red Finance, Inc.
120,000	3.875%, 01/15/2028(d)	116,623
1,500,000	4.375%, 01/15/2028(d)	1,472,820
	Allison Transmission, Inc.
3,317,000	4.750%, 10/01/2027(d)	3,303,931
587,000	5.875%, 06/01/2029(d)	612,185
	AutoNation, Inc.
135,000	4.750%, 06/01/2030	146,567
	Boyd Gaming Corp.
990,000	4.750%, 12/01/2027(d)	853,538
	Carnival Corp.
622,000	11.500%, 04/01/2023(d)	676,425
	Carvana Co.
3,400,000	8.875%, 10/01/2023(d)	3,420,179
	Century Communities, Inc.
1,400,000	6.750%, 06/01/2027	1,411,067
	Churchill Downs, Inc.
948,000	5.500%, 04/01/2027(d)	930,097
4,669,000	4.750%, 01/15/2028(d)	4,516,394
	FCE Bank Plc
3,195,000 (EUR)	1.134%, 02/10/2022	3,467,565
	Ford Motor Co.
850,000	8.500%, 04/21/2023	900,469
1,000,000	9.000%, 04/22/2025	1,084,075
220,000	9.625%, 04/22/2030	260,958
	General Motors Co.
615,000	6.800%, 10/01/2027	717,663
	Hilton Domestic Operating Co., Inc.
4,423,000	4.875%, 01/15/2030	4,366,739

Principal Amount^		Value

Consumer, Cyclical (continued)
	Hyatt Hotels Corp.
$ 195,000	5.375%, 04/23/2025	$206,849
355,000	5.750%, 04/23/2030	391,056
	Hyundai Capital America
1,730,000	3.950%, 02/01/2022(d)	1,780,266
710,000	2.375%, 02/10/2023(d)	716,184
	Installed Building Products, Inc.
1,100,000	5.750%, 02/01/2028(d)	1,103,916
	KB Home
1,563,000	6.875%, 06/15/2027	1,709,234
979,000	4.800%, 11/15/2029	964,927
	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
2,406,000	4.750%, 06/01/2027(d)	2,473,139
	Latam Airlines 2015-1 Pass Through Trust
1,435,309	4.500%, 11/15/2023	742,772
	Latam Finance Ltd.
550,000	7.000%, 03/01/2026(i)	152,625
	Levi Strauss & Co.
565,000	5.000%, 05/01/2025(d)	569,184
	M/I Homes, Inc.
1,802,000	4.950%, 02/01/2028	1,796,369
	Marriott International, Inc.
165,000	5.750%, 05/01/2025	179,436
275,000	4.625%, 06/15/2030	285,902
	Mobile Mini, Inc.
2,685,000	5.875%, 07/01/2024	2,765,349
	Murphy Oil USA, Inc.
2,780,000	4.750%, 09/15/2029	2,848,986
	Nissan Motor Acceptance Corp.
960,000	3.650%, 09/21/2021(d)	962,705
	Penn National Gaming, Inc.
1,480,000	5.625%, 01/15/2027(d)	1,385,931
	PulteGroup, Inc.
2,550,000	5.000%, 01/15/2027	2,735,908
	Royal Caribbean Cruises Ltd.
814,000	11.500%, 06/01/2025(d)	850,030
	Sabre GLBL, Inc.
130,000	9.250%, 04/15/2025(d)	137,556
	Scientific Games International, Inc.
5,024,000	6.625%, 05/15/2021	5,048,241
	Scotts Miracle-Gro Co. (The)
1,572,000	4.500%, 10/15/2029	1,622,155
	Stars Group Holdings B.V. / Stars Group US Co-Borrower LLC
4,194,000	7.000%, 07/15/2026(d)	4,430,688
	Taylor Morrison Communities, Inc.
2,031,000	5.875%, 06/15/2027(d)	2,108,219
1,695,000	6.625%, 07/15/2027(d)	1,753,800
637,000	5.750%, 01/15/2028(d)	658,378
	Tesla, Inc.
5,365,000	5.300%, 08/15/2025(d)	5,371,143
	United Airlines Pass Through Trust
1,755,000	Series 2019-2-B 3.500%, 05/01/2028	1,254,413
	Vista Outdoor, Inc.
769,000	5.875%, 10/01/2023	754,501
	Yum! Brands, Inc.
1,000,000	3.875%, 11/01/2023	1,027,645
220,000	7.750%, 04/01/2025(d)	237,737
2,546,000	4.750%, 01/15/2030(d)	2,591,102

		79,873,641

The accompanying notes are an integral part of these financial statements.

56	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Non-cyclical: 4.6%
	Ajecorp B.V.
$ 150,000	6.500%, 05/14/2022	$148,277
	AMN Healthcare, Inc.
1,500,000	4.625%, 10/01/2027(d)	1,465,027
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
125,000	4.900%, 02/01/2046	153,435
	Anheuser-Busch InBev Worldwide, Inc.
240,000	4.600%, 04/15/2048	281,410
	ASGN, Inc.
1,560,000	4.625%, 05/15/2028(d)	1,526,164
	B&G Foods, Inc.
1,250,000	5.250%, 09/15/2027	1,254,300
	Bausch Health Cos., Inc.
2,185,000 (EUR)	4.500%, 05/15/2023	2,437,824
320,000	6.250%, 02/15/2029(d)	322,200
352,000	7.250%, 05/30/2029(d)	370,193
868,000	5.250%, 01/30/2030(d)	824,487
	Carriage Services, Inc.
1,090,000	6.625%, 06/01/2026(d)	1,149,743
	Charles River Laboratories International, Inc.
1,500,000	4.250%, 05/01/2028(d)	1,501,770
	Cott Holdings, Inc.
500,000	5.500%, 04/01/2025(d)	503,847
	Encompass Health Corp.
4,069,000	4.750%, 02/01/2030	3,892,772
	Fomento Economico Mexicano SAB de C.V.
858,000	3.500%, 01/16/2050	888,305
	HCA, Inc.
870,000	3.500%, 09/01/2030	839,021
	Herbalife Nutrition Ltd. / HLF Financing, Inc.
1,630,000	7.875%, 09/01/2025(d)	1,686,031
	Hologic, Inc.
3,750,000	4.625%, 02/01/2028(d)	3,903,975
	Horizon Therapeutics USA, Inc.
2,780,000	5.500%, 08/01/2027(d)	2,896,927
	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
95,000	5.500%, 01/15/2030(d)	97,536
	Kimberly-Clark de Mexico SAB de C.V.
245,000	2.431%, 07/01/2031(d)(j)	248,553
	Kraft Heinz Foods Co.
195,000	5.000%, 06/04/2042	205,730
750,000	5.200%, 07/15/2045	814,511
400,000	4.375%, 06/01/2046	393,840
1,885,000	4.875%, 10/01/2049(d)	1,922,504
	NBM US Holdings, Inc.
1,200,000	7.000%, 05/14/2026(d)	1,204,980
	Nielsen Co. Luxembourg S.A.R.L. (The)
3,174,000	5.500%, 10/01/2021(a)(d)	3,185,157
	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics S.A.
85,000	7.375%, 06/01/2025(d)	86,647
275,000	7.250%, 02/01/2028(d)	280,220

Principal Amount^		Value

Consumer, Non-cyclical (continued)
	Perrigo Finance Unlimited Co.
$ 265,000	3.150%, 06/15/2030	$268,397
	Post Holdings, Inc.
1,650,000	5.750%, 03/01/2027(d)	1,708,418
1,600,000	5.625%, 01/15/2028(d)	1,659,704
1,850,000	5.500%, 12/15/2029(d)	1,916,248
	Prestige Brands, Inc.
209,000	5.125%, 01/15/2028(d)	206,388
	Pyxus International, Inc.
240,000	8.500%, 04/15/2021(d)(i)	231,600
	Radiology Partners, Inc.
590,000	9.250%, 02/01/2028(d)	557,550
	Rede D’or Finance S.A.R.L.
950,000	4.500%, 01/22/2030(d)	837,482
	Refinitiv US Holdings, Inc.
1,568,000	6.250%, 05/15/2026(d)	1,665,710
	Service Corp. International
3,080,000	4.625%, 12/15/2027	3,219,847
1,000,000	5.125%, 06/01/2029	1,077,690
	Teleflex, Inc.
3,700,000	4.625%, 11/15/2027	3,920,242
	Tenet Healthcare Corp.
2,905,000	5.125%, 05/01/2025	2,806,840
	Teva Pharmaceutical Finance Netherlands II B.V.
805,000 (EUR)	6.000%, 01/31/2025	958,294
650,000 (EUR)	6.000%, 01/31/2025(d)	773,778
	Teva Pharmaceutical Finance Netherlands III B.V.
725,000	7.125%, 01/31/2025(d)	773,191
925,000	3.150%, 10/01/2026	829,383
4,795,000	4.100%, 10/01/2046	4,043,384
	United Rentals North America, Inc.
2,990,000	4.000%, 07/15/2030	2,895,710
	Upjohn, Inc.
655,000	4.000%, 06/22/2050(d)	699,727
	Vector Group Ltd.
1,791,000	10.500%, 11/01/2026(d)	1,802,525
	Walnut Bidco Plc
200,000	9.125%, 08/01/2024	204,432

		67,541,926

Energy: 2.5%
	AI Candelaria Spain SLU
500,000	7.500%, 12/15/2028	506,780
	Aker BP ASA
1,175,000	3.750%, 01/15/2030(d)	1,107,941
	Bayan Resources Tbk PT
400,000	6.125%, 01/24/2023	376,781
	Bruin E&P Partners LLC
2,820,000	8.875%, 08/01/2023(d)	98,700
	California Resources Corp.
4,067,000	8.000%, 12/15/2022(d)	152,533
23,000	6.000%, 11/15/2024	311
	Canacol Energy Ltd.
300,000	7.250%, 05/03/2025	304,096
	Cheniere Corpus Christi Holdings LLC
1,405,000	3.700%, 11/15/2029(d)	1,436,185
	CNX Resources Corp.
1,530,000	7.250%, 03/14/2027(d)	1,409,543
	Energy Transfer Operating L.P.
1,225,000	5.000%, 05/15/2050	1,167,850

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	57

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Energy (continued)
	Enviva Partners L.P. / Enviva Partners Finance Corp.
$ 1,710,000	6.500%, 01/15/2026(d)	$1,781,606
	EQT Corp.
230,000	3.900%, 10/01/2027	187,796
	Geopark Ltd.
550,000	6.500%, 09/21/2024	507,675
	Gran Tierra Energy, Inc.
550,000	7.750%, 05/23/2027(d)	249,906
	Gulfport Energy Corp.
145,000	6.625%, 05/01/2023	86,784
287,000	6.000%, 10/15/2024	147,267
137,000	6.375%, 05/15/2025	68,836
144,000	6.375%, 01/15/2026	69,813
	Hess Midstream Operations L.P.
750,000	5.625%, 02/15/2026(d)	743,827
	Hunt Oil Co. of Peru LLC Sucursal Del Peru
450,000	6.375%, 06/01/2028	438,750
	Indo Energy Finance II B.V.
228,000	6.375%, 01/24/2023	214,229
	Kinder Morgan, Inc.
2,000,000	4.300%, 03/01/2028	2,269,540
165,000	5.050%, 02/15/2046	189,663
	Kosmos Energy Ltd.
400,000	7.125%, 04/04/2026	352,936
	Lonestar Resources America, Inc.
380,000	11.250%, 01/01/2023(d)	39,900
	Matador Resources Co.
1,880,000	5.875%, 09/15/2026	1,395,656
	Medco Oak Tree Pte Ltd.
550,000	7.375%, 05/14/2026	513,805
	MEG Energy Corp.
1,010,000	7.125%, 02/01/2027(d)	842,087
	Montage Resources Corp.
1,990,000	8.875%, 07/15/2023	1,578,299
	Northern Oil and Gas, Inc.
971,000	8.500%, 05/15/2023(k) PIK rate 9.500%	832,948
	NuStar Logistics L.P.
1,240,000	6.000%, 06/01/2026	1,204,927
	Parkland Fuel Corp.
3,137,000	5.875%, 07/15/2027(d)	3,261,900
	PBF Holding Co. LLC / PBF Finance Corp.
160,000	9.250%, 05/15/2025(d)	171,100
	Peru LNG Srl
700,000	5.375%, 03/22/2030	552,867
	Petroleos Mexicanos
3,235,000	5.950%, 01/28/2031(d)	2,673,582
1,420,000	6.625%, 06/15/2035	1,159,522
	Range Resources Corp.
746,000	9.250%, 02/01/2026(d)	671,982
	Sabine Pass Liquefaction LLC
985,000	4.500%, 05/15/2030(d)	1,095,666
	Southwestern Energy Co.
1,850,000	7.750%, 10/01/2027	1,615,337

Principal Amount^		Value

Energy (continued)
	Sunoco L.P. / Sunoco Finance Corp.
$ 3,400,000	6.000%, 04/15/2027	$3,373,752
	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
750,000	6.875%, 01/15/2029	787,969
	Tennessee Gas Pipeline Co. LLC
325,000	7.000%, 03/15/2027	397,336
	Whiting Petroleum Corp.
2,260,000	6.625%, 01/15/2026(i)	405,161
	YPF S.A.
780,000	32.229%, 07/07/2020(d)(e) BADLARPP + 4.000%	163,870
450,000	6.950%, 07/21/2027(d)	316,602

		36,923,616

Financial: 4.5%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
705,000	4.500%, 09/15/2023(j)	705,603
300,000	6.500%, 07/15/2025	314,884
245,000	3.650%, 07/21/2027	217,064
665,000	3.875%, 01/23/2028	601,029
	Agile Group Holdings Ltd.
200,000	6.875%, 03/07/2023(c)(g) -1*5 year CMT + 9.216%	193,492
200,000	7.750%, 05/25/2025(c)(g) -1*5 year CMT + 11.083%	194,464
	Air Lease Corp.
740,000	3.375%, 07/01/2025	742,099
	Aircastle Ltd.
1,295,000	4.250%, 06/15/2026	1,190,330
	Ally Financial, Inc.
125,000	4.625%, 03/30/2025	133,557
1,170,000	5.800%, 05/01/2025	1,304,930
	Alpha Holding S.A. de C.V.
600,000	9.000%, 02/10/2025(d)	537,000
	American International Group, Inc.
1,380,000	4.375%, 06/30/2050	1,602,872
	American Tower Corp.
620,000	2.100%, 06/15/2030	622,884
	Ares Capital Corp.
1,260,000	3.250%, 07/15/2025	1,224,249
	Assurant, Inc.
1,960,000	3.700%, 02/22/2030	1,978,133
	Banco BTG Pactual S.A.
550,000	7.750%, 02/15/2029(g) 5 year CMT + 5.257%	558,256
	Banco Hipotecario S.A.
12,020,000 (ARS)	33.625%, 11/07/2022(d)(e) BADLARPP + 4.000%	137,900
	Banco Macro S.A.
7,805,000 (ARS)	17.500%, 05/08/2022(d)	72,562
250,000	6.750%, 11/04/2026(g) 5 year USD Swap + 5.463%	205,163
	Banco Mercantil del Norte S.A.
500,000	7.625%, 01/10/2028(c)(g) 10 year CMT + 5.353%	477,820
	Banco Santander Mexico S.A.
500,000	8.500%, 01/20/2022(c)(g) 7 year CMT + 6.472%	481,765

The accompanying notes are an integral part of these financial statements.

58	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	Banco Supervielle S.A.
$ 7,500,000 (ARS)	24.833%, 08/09/2020(d)(e) BADLARPP + 4.500%	$104,918
	Barclays Plc
400,000	5.088%, 06/20/2030(g) 3 mo. USD LIBOR + 3.054%	454,418
	Brixmor Operating Partnership L.P.
1,475,000	4.050%, 07/01/2030	1,511,605
	Central China Real Estate Ltd.
200,000	7.250%, 07/16/2024	193,225
	CIFI Holdings Group Co. Ltd.
450,000	5.375%, 08/24/2022(c)(g) 5 year CMT + 8.571%	440,419
	Credito Real SAB de C.V.
550,000	9.125%, 11/29/2022(c)(g) 5 year CMT + 7.026%	471,900
	Credivalores-Crediservicios SAS
300,000	9.750%, 07/27/2022	246,371
300,000	8.875%, 02/07/2025(d)	239,250
	Crown Castle International Corp.
1,905,000	2.250%, 01/15/2031	1,926,777
35,000	4.150%, 07/01/2050	41,202
	Deutsche Bank AG
500,000	4.500%, 04/01/2025	490,750
	Docuformas SAPI de C.V.
550,000	10.250%, 07/24/2024(d)	469,568
	Enova International, Inc.
1,120,000	8.500%, 09/01/2024(d)	1,003,682
580,000	8.500%, 09/15/2025(d)	525,263
	Equinix, Inc.
1,015,000	2.150%, 07/15/2030	1,009,905
	Financiera de Desarrollo Territorial S.A.
6,675,000,000 (COP)	7.875%, 08/12/2024(d)	1,897,702
	GE Capital Funding LLC
1,485,000	4.400%, 05/15/2030(d)	1,547,115
	Gilex Holding S.A.R.L.
510,000	8.500%, 05/02/2023	503,449
	goeasy Ltd.
2,100,000	5.375%, 12/01/2024(d)	2,041,158
	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
3,569,000	4.750%, 09/15/2024	3,361,159
3,575,000	6.250%, 05/15/2026	3,585,868
1,037,000	5.250%, 05/15/2027	1,003,946
	Intesa Sanpaolo SpA
368,000	5.710%, 01/15/2026(d)	388,058
	Iron Mountain, Inc.
740,000	5.000%, 07/15/2028(d)	727,290
740,000	5.250%, 07/15/2030(d)	731,212
	iStar, Inc.
5,272,000	4.750%, 10/01/2024	4,933,169
750,000	4.250%, 08/01/2025	680,625
	Kaisa Group Holdings Ltd.
390,000	11.950%, 10/22/2022(d)	405,980
	Kennedy-Wilson, Inc.
370,000	5.875%, 04/01/2024	369,303

Principal Amount^		Value

Financial (continued)
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
$ 165,000	5.250%, 03/15/2022(d)	$157,264
450,000	5.250%, 10/01/2025(d)	389,630
1,755,000	4.250%, 02/01/2027(d)	1,408,387
	MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc.
1,390,000	5.625%, 05/01/2024	1,442,299
2,069,000	5.750%, 02/01/2027	2,123,963
	MPT Operating Partnership L.P. / MPT Finance Corp.
3,325,000	5.000%, 10/15/2027	3,426,928
1,000,000	4.625%, 08/01/2029	1,006,720
	Navient Corp.
45,000	7.250%, 01/25/2022	45,213
10,000	6.500%, 06/15/2022	9,856
105,000	7.250%, 09/25/2023	102,953
5,000	6.125%, 03/25/2024	4,766
15,000	5.875%, 10/25/2024	14,137
35,000	6.750%, 06/15/2026	32,456
860,000	5.000%, 03/15/2027	724,288
	Operadora de Servicios Mega S.A. de C.V. Sofom ER
400,000	8.250%, 02/11/2025(d)	371,550
	Quicken Loans LLC
2,015,000	5.250%, 01/15/2028(d)	2,085,092
	Radian Group, Inc.
2,000,000	4.875%, 03/15/2027	1,885,870
	RKP Overseas Finance 2016 A Ltd.
200,000	7.950%, 02/17/2022(c)	182,906
	RKPF Overseas 2019 E Ltd.
300,000	7.750%, 11/18/2024(c)(g) 5 year CMT + 6.003%	285,000
	SBA Communications Corp.
1,057,000	3.875%, 02/15/2027(d)	1,055,367
	Springleaf Finance Corp.
50,000	6.875%, 03/15/2025	51,413
545,000	8.875%, 06/01/2025	583,654
445,000	7.125%, 03/15/2026	461,129
205,000	6.625%, 01/15/2028	203,296
1,055,000	5.375%, 11/15/2029	992,966
	Starwood Property Trust, Inc.
2,100,000	4.750%, 03/15/2025	1,918,654
	Unifin Financiera SAB de C.V.
600,000	8.875%, 01/29/2025(c)(g) 5 year CMT + 6.308%	394,506
	Yuzhou Properties Co. Ltd.
300,000	8.300%, 05/27/2025	297,749
200,000	7.375%, 01/13/2026	188,461

		66,647,816

Industrial: 2.2%
	Aeropuertos Dominicanos Siglo XXI S.A.
350,000	6.750%, 03/30/2029	316,841
	Ball Corp.
3,888,000	4.875%, 03/15/2026	4,234,693
	Boeing Co. (The)
640,000	2.700%, 05/01/2022	648,177
460,000	2.250%, 06/15/2026	444,953
195,000	2.950%, 02/01/2030	192,343

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	59

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Industrial (continued)
	Boeing Co. (The) (Continued)
$ 850,000	5.150%, 05/01/2030	$949,592
5,000	3.500%, 03/01/2039	4,459
5,000	3.375%, 06/15/2046	4,165
70,000	3.750%, 02/01/2050	62,961
850,000	5.805%, 05/01/2050	1,006,132
455,000	3.950%, 08/01/2059	399,466
	Bombardier, Inc.
768,000	7.500%, 03/15/2025(d)	503,597
	Builders FirstSource, Inc.
410,000	6.750%, 06/01/2027(d)	420,941
	C10 Capital SPV Ltd.
300,000	5.018%, 09/30/2020(c)(g) 3 mo. USD LIBOR + 4.710%	277,800
	C5 Capital SPV Ltd.
200,000	4.585%, 09/30/2020(c)(g) 3 mo. USD LIBOR + 4.277%	155,000
	Cemex SAB de C.V.
400,000	5.450%, 11/19/2029(d)	369,856
	Embraer Netherlands Finance B.V.
340,000	5.050%, 06/15/2025	302,309
	FedEx Corp.
265,000	4.100%, 02/01/2045	270,327
30,000	4.050%, 02/15/2048	30,883
330,000	5.250%, 05/15/2050	406,346
	General Electric Co.
363,000	5.000%, 01/21/2021(c)(g) 3 mo. USD LIBOR + 3.330%	284,088
420,000	3.625%, 05/01/2030	421,339
200,000	4.350%, 05/01/2050	198,128
	GMR Hyderabad International Airport Ltd.
735,000	5.375%, 04/10/2024	716,542
	Hornbeck Offshore Services, Inc.
186,000	5.875%, 04/01/2020(i)	5,115
	HTA Group Ltd.
1,030,000	7.000%, 12/18/2025(d)	1,045,404
	IHS Netherlands Holdco B.V.
500,000	7.125%, 03/18/2025(d)	508,795
	JSL Europe S.A.
550,000	7.750%, 07/26/2024	547,525
	Leonardo US Holdings, Inc.
438,000	6.250%, 01/15/2040(d)	511,212
	Masonite International Corp.
40,000	5.375%, 02/01/2028(d)	40,968
	Patrick Industries, Inc.
250,000	7.500%, 10/15/2027(d)	258,234
	Sensata Technologies, Inc.
3,191,000	4.375%, 02/15/2030(d)	3,167,163
	Silgan Holdings, Inc.
4,261,000	4.125%, 02/01/2028(d)	4,234,369
	Spirit AeroSystems, Inc.
1,465,000	7.500%, 04/15/2025(d)	1,451,266
80,000	4.600%, 06/15/2028	64,906
	Standard Industries, Inc.
1,065,000	4.375%, 07/15/2030(d)	1,065,000
	Stericycle, Inc.
419,000	5.375%, 07/15/2024(d)	430,522

Principal Amount^		Value

Industrial (continued)
	Stoneway Capital Corp.
$ 177,117	10.000%, 03/01/2027(i)	$60,662
	Tecnoglass, Inc.
200,000	8.200%, 01/31/2022	195,103
	TransDigm, Inc.
1,300,000	6.250%, 03/15/2026(d)	1,299,018
2,401,000	7.500%, 03/15/2027	2,307,817
3,002,000	5.500%, 11/15/2027	2,628,176
	Vulcan Materials Co.
210,000	3.500%, 06/01/2030	229,042

		32,671,235

Technology: 1.5%
	Amkor Technology, Inc.
1,900,000	6.625%, 09/15/2027(d)	2,038,102
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
70,000	3.875%, 01/15/2027	75,707
20,000	3.500%, 01/15/2028	21,185
	Broadcom, Inc.
25,000	4.250%, 04/15/2026(d)	27,844
1,640,000	4.750%, 04/15/2029(d)	1,862,946
470,000	5.000%, 04/15/2030(d)	541,250
1,735,000	4.300%, 11/15/2032(d)	1,908,156
	CDW LLC / CDW Finance Corp.
500,000	4.125%, 05/01/2025	502,813
	Entegris, Inc.
1,000,000	4.625%, 02/10/2026(d)	1,017,310
	Fair Isaac Corp.
4,061,000	5.250%, 05/15/2026(d)	4,440,947
160,000	4.000%, 06/15/2028(d)	160,800
	Flexential Intermediate Corp.
585,000	11.250%, 08/01/2024(d)	583,903
	MSCI, Inc.
4,096,000	4.000%, 11/15/2029(d)	4,184,842
140,000	3.625%, 09/01/2030(d)	139,541
	Nuance Communications, Inc.
1,870,000	5.625%, 12/15/2026	1,950,232
	NXP B.V. / NXP Funding LLC / NXP USA, Inc.
155,000	3.150%, 05/01/2027(d)	164,659
90,000	3.400%, 05/01/2030(d)	97,034
	PTC, Inc.
796,000	4.000%, 02/15/2028(d)	790,126
	Seagate HDD Cayman
285,000	4.125%, 01/15/2031(d)	300,100
	SS&C Technologies, Inc.
750,000	5.500%, 09/30/2027(d)	764,396

		21,571,893

Utilities: 0.7%
	AES Andres B.V. / Dominican Power Partners / Empresa Generadora de Electricidad It
450,000	7.950%, 05/11/2026	456,750
	AES Argentina Generacion S.A.
150,000	7.750%, 02/02/2024	109,125
	AES Corp. (The)
60,000	6.000%, 05/15/2026	62,464
260,000	3.950%, 07/15/2030(d)	275,438

The accompanying notes are an integral part of these financial statements.

60	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Utilities (continued)
	AES Gener S.A.
$ 200,000	7.125%, 03/26/2079(g) 5 year USD Swap + 4.644%	$207,250
400,000	6.350%, 10/07/2079(d)(g) 5 year CMT + 4.917%	400,250
	Calpine Corp.
260,000	4.500%, 02/15/2028(d)	253,937
65,000	5.125%, 03/15/2028(d)	63,838
	Capex S.A.
150,000	6.875%, 05/15/2024	111,172
	Edison International
75,000	4.950%, 04/15/2025	82,326
	Empresa Electrica Guacolda S.A.
300,000	4.560%, 04/30/2025	248,543
	Enel SpA
740,000	8.750%, 09/24/2073(d)(g) 5 year USD Swap + 5.880%	843,200
	IPALCO Enterprises, Inc.
110,000	4.250%, 05/01/2030(d)	119,645
	NextEra Energy Operating Partners L.P.
3,748,000	3.875%, 10/15/2026(d)	3,751,354
	Pacific Gas and Electric Co.
685,000	3.500%, 08/01/2050	663,751
	Pampa Energia S.A.
150,000	9.125%, 04/15/2029(d)	121,811
	Vistra Operations Co. LLC
2,845,000	3.700%, 01/30/2027(d)	2,931,414

		10,702,268

TOTAL CORPORATE BONDS (Cost $420,722,020)		413,626,465

GOVERNMENT SECURITIES & AGENCY ISSUE: 0.6%
	Dominican Republic International Bond
550,000	6.400%, 06/05/2049(d)	506,000
	Export-Import Bank of Korea
895,000	0.822%, 06/25/2022(e) 3 mo. USD LIBOR + 0.525%	894,084
	Provincia de Buenos Aires Government Bonds
72,825,000 (ARS)	32.817%, 05/31/2022(e) BADLARPP + 3.830%	882,514
15,545,000 (ARS)	28.192%, 04/12/2025(d)(e) BADLARPP + 3.750%	173,656
	United States Treasury Note
6,500,000	2.750%, 09/30/2020(a)	6,541,659

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $13,287,840)		8,997,913

LIMITED PARTNERSHIPS: 0.2%
35,594	GACP II L.P.	1,707,999
1,300,000	U.S. Farming Realty Trust II L.P.(b)	896,626

TOTAL LIMITED PARTNERSHIPS (Cost $2,850,984)		2,604,625

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES: 18.4%
	Adjustable Rate Mortgage Trust
$ 1,886,706	Series 2005-2-6M2 1.165%, 06/25/2035(e) 1 mo. USD LIBOR + 0.980%	$1,839,747
322,024	Series 2006-1-2A1 4.079%, 03/25/2036(g)	230,475
	American Home Mortgage Investment Trust
324,831	Series 2006-1-11A1 0.465%, 03/25/2046(b)(e) 1 mo. USD LIBOR + 0.280%	281,183
	AREIT Trust
1,000,000	Series 2019-CRE3-D 2.845%, 09/14/2036(d)(e) 1 mo. USD LIBOR + 2.650%	833,860
	Banc of America Alternative Loan Trust
66,227	Series 2003-8-1CB1 5.500%, 10/25/2033	66,721
625,530	Series 2006-7-A4 5.998%, 10/25/2036(f)	284,186
	Banc of America Funding Trust
61,976	Series 2005-7-3A1 5.750%, 11/25/2035	67,236
111,228	Series 2006-6-1A2 6.250%, 08/25/2036	108,033
669,475	Series 2006-7-T2A3 5.695%, 10/25/2036(g)	646,957
350,835	Series 2006-B-7A1 3.563%, 03/20/2036(g)	313,143
3,135,877	Series 2007-1-TA4 6.090%, 01/25/2037(f)	3,237,576
59,553	Series 2007-4-5A1 5.500%, 11/25/2034	58,844
2,658,345	Series 2010-R5-1A3 6.000%, 10/26/2037(d)(g)	2,557,711
	Banc of America Merrill Lynch Commercial Mortgage Securities Trust
1,474,000	Series 2019-AHT-D 2.685%, 03/15/2034(d)(e) 1 mo. USD LIBOR + 2.500%	1,281,689
	Banc of America Mortgage Trust
19,610	Series 2005-A-2A1 3.709%, 02/25/2035(b)(g)	18,844
	Bancorp Commercial Mortgage Trust
665,000	Series 2019-CRE5-D 2.535%, 03/15/2036(d)(e) 1 mo. USD LIBOR + 2.350%	590,377
	BBCMS Trust
750,000	Series 2018-CBM-E 3.735%, 07/15/2037(d)(e) 1 mo. USD LIBOR + 3.550%	612,025
	BCAP LLC Trust
210,727	Series 2010-RR6-6A2 9.300%, 07/26/2037(d)(g)	165,339
2,871,586	Series 2011-R11-2A4 5.500%, 12/26/2035(d)	2,444,391
	Bear Stearns Adjustable Rate Mortgage Trust
3,856,042	Series 2005-12-25A1 2.986%, 02/25/2036(g)	2,987,289

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	61

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Bear Stearns Asset-Backed Securities I Trust
$ 516,552	Series 2006-AC1-1A1 6.250%, 02/25/2036(f)	$355,671
	BF Mortgage Trust
666,000	Series 2019-NYT-F 3.185%, 12/15/2035(d)(e) 1 mo. USD LIBOR + 3.000%	580,324
	BHP Trust
710,000	Series 2019-BXHP-E 2.752%, 08/15/2036(d)(e) 1 mo. USD LIBOR + 2.568%	590,618
	BX Commercial Mortgage Trust
1,517,000	Series 2019-IMC-G 3.785%, 04/15/2034(d)(e) 1 mo. USD LIBOR + 3.600%	1,113,012
	BX Trust
709,000	Series 2019-MMP-F 2.977%, 08/15/2036(d)(e) 1 mo. USD LIBOR + 2.792%	663,059
	Carbon Capital VI Commercial Mortgage Trust
649,000	Series 2019-FL2-B 3.035%, 10/15/2035(d)(e) 1 mo. USD LIBOR + 2.850%	559,350
	CF Trust
1,420,000	Series 2019-MF1-F 3.950%, 08/21/2032(d)(e) 1 mo. USD LIBOR + 2.950%	1,270,250
	CFCRE Commercial Mortgage Trust
16,323,000	Series 2016-C7-XE 1.122%, 12/10/2054(d)(g)(l)	900,656
7,346,000	Series 2016-C7-XF 1.122%, 12/10/2054(d)(g)(l)	392,592
	CG-CCRE Commercial Mortgage Trust
105,000	Series 2014-FL2-COL1 3.685%, 11/15/2031(d)(e) 1 mo. USD LIBOR + 3.500%	73,735
205,000	Series 2014-FL2-COL2 4.685%, 11/15/2031(d)(e) 1 mo. USD LIBOR + 4.500%	128,828
	Chase Mortgage Finance Trust
3,270,029	Series 2007-S2-1A9 6.000%, 03/25/2037	2,494,617
1,616,828	Series 2007-S3-1A15 6.000%, 05/25/2037	1,151,153
	ChaseFlex Trust
1,172,086	Series 2007-3-2A1 0.485%, 07/25/2037(e) 1 mo. USD LIBOR + 0.300%	999,685
	CIM Trust
6,000,000	Series 2016-1RR-B2 6.762%, 07/26/2055(d)(g)	5,482,772
10,000,000	Series 2016-2RR-B2 6.933%, 02/25/2056(d)(g)	9,199,200
10,000,000	Series 2016-3RR-B2 6.586%, 02/27/2056(d)(g)	9,147,099
7,860,000	Series 2017-3RR-B2 12.057%, 01/27/2057(d)(g)	7,693,296

Principal Amount^		Value
	Citicorp Mortgage Securities Trust
$ 2,447,880	Series 2006-7-1A1 6.000%, 12/25/2036	$2,323,190
	Citigroup Commercial Mortgage Trust
668,000	Series 2015-GC27-D 4.569%, 02/10/2048(d)(g)	441,927
	Citigroup COmmercial Mortgage Trust
800,000	Series 2018-C6-D 5.235%, 11/10/2051(d)(g)	701,810
	Citigroup Commercial Mortgage Trust
1,497,000	Series 2018-TBR-F 3.835%, 12/15/2036(d)(e) 1 mo. USD LIBOR + 3.650%	1,216,758
	Citigroup Mortgage Loan Trust, Inc.
206,296	Series 2005-5-2A2 5.750%, 08/25/2035	166,637
2,912,832	Series 2005-5-3A2A 3.507%, 10/25/2035(g)	2,038,970
299,319	Series 2009-6-8A2 6.000%, 08/25/2022(d)(g)	311,111
2,916,636	Series 2011-12-1A2 3.685%, 04/25/2036(d)(g)	2,122,366
325,377	Series 2018-A-A1 4.000%, 01/25/2068(d)(g)	330,968
751,845	Series 2018-C-A1 4.125%, 03/25/2059(d)(f)	761,366
	CitiMortgage Alternative Loan Trust
258,182	Series 2006-A5-1A13 0.635%, 10/25/2036(e) 1 mo. USD LIBOR + 0.450%	199,617
254,076	Series 2006-A5-1A2 6.366%, 10/25/2036(e)(l) -1*1 mo. USD LIBOR + 6.550%	41,853
451,034	Series 2007-A4-1A13 5.750%, 04/25/2037	435,843
230,943	Series 2007-A4-1A6 5.750%, 04/25/2037	222,931
2,232,080	Series 2007-A6-1A5 6.000%, 06/25/2037	2,188,853
	COMM Mortgage Trust
40,000	Series 2012-LC4-C 5.721%, 12/10/2044(g)	32,996
1,868,035	Series 2014-UBS4-F 3.750%, 08/10/2047(d)	436,302
3,345,369	Series 2014-UBS4-G 3.750%, 08/10/2047(d)	344,021
7,000	Series 2014-UBS4-V 0.000%, 08/10/2047(d)(g)	1
537,000	Series 2015-CR25-C 4.690%, 08/10/2048(g)	503,287
1,989,000	Series 2018-HCLV-D 2.361%, 09/15/2033(d)(e) 1 mo. USD LIBOR + 2.177%	1,805,130
	Connecticut Avenue Securities Trust
345,000	Series 2020-R01-1M2 2.235%, 01/25/2040(d)(e) 1 mo. USD LIBOR + 2.050%	331,947
	Countrywide Alternative Loan Trust
123,522	Series 2003-22CB-1A1 5.750%, 12/25/2033	129,236
479,984	Series 2004-13CB-A4 0.000%, 07/25/2034(m)	404,019

The accompanying notes are an integral part of these financial statements.

62	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Countrywide Alternative Loan Trust (Continued)
$ 89,734	Series 2004-16CB-1A1 5.500%, 07/25/2034	$93,193
97,042	Series 2004-16CB-3A1 5.500%, 08/25/2034	100,904
216,766	Series 2004-J10-2CB1 6.000%, 09/25/2034	228,814
4,782,567	Series 2005-64CB-1A10 5.750%, 12/25/2035	4,696,345
69,107	Series 2005-J1-2A1 5.500%, 02/25/2025(b)	70,524
2,452,832	Series 2006-13T1-A13 6.000%, 05/25/2036	1,766,289
412,352	Series 2006-31CB-A7 6.000%, 11/25/2036	335,617
4,106,343	Series 2006-36T2-2A1 6.250%, 12/25/2036	2,690,720
435,746	Series 2006-J1-2A1 7.000%, 02/25/2036	99,533
215,510	Series 2007-16CB-2A1 0.635%, 08/25/2037(e) 1 mo. USD LIBOR + 0.450%	79,765
62,406	Series 2007-16CB-2A2 53.046%, 08/25/2037(e) -8.3333*1 mo. USD LIBOR + 54.583%	171,300
411,349	Series 2007-19-1A34 6.000%, 08/25/2037	307,975
1,217,217	Series 2007-20-A12 6.250%, 08/25/2047	953,163
423,765	Series 2007-22-2A16 6.500%, 09/25/2037	256,559
2,743,865	Series 2007-HY2-1A 3.584%, 03/25/2047(g)	2,564,965
1,897,366	Series 2007-HY7C-A4 0.415%, 08/25/2037(e) 1 mo. USD LIBOR + 0.230%	1,547,620
	Countrywide Alternative Loan Trust Resecuritization
532,291	Series 2008-2R-2A1 6.000%, 08/25/2037(g)	352,910
3,703,627	Series 2008-2R-4A1 6.250%, 08/25/2037(g)	3,060,433
	Countrywide Home Loan GMSR Issuer Trust
1,980,000	Series 2018-GT1-A 2.935%, 05/25/2023(d)(e) 1 mo. USD LIBOR + 2.750%	1,912,437
	Countrywide Home Loan Mortgage Pass-Through Trust
8,126	Series 2004-HYB4-2A1 3.870%, 09/20/2034(b)(g)	7,567
607,937	Series 2005-23-A1 5.500%, 11/25/2035	481,896
356,895	Series 2005-HYB8-4A1 3.637%, 12/20/2035(g)	330,483
3,014,449	Series 2006-9-A1 6.000%, 05/25/2036	2,191,140
172,494	Series 2007-10-A5 6.000%, 07/25/2037	133,407

Principal Amount^		Value
$ 685,098	Series 2007-13-A5 6.000%, 08/25/2037	$534,944
	Credit Suisse Commercial Mortgage Securities Corp.
175,000	Series 2019-SKLZ-D 3.785%, 01/15/2034(d)(e) 1 mo. USD LIBOR + 3.600%	156,101
	Credit Suisse First Boston Mortgage Securities Corp.
1,269,766	Series 2005-11-7A1 6.000%, 12/25/2035	971,664
	Credit Suisse First Boston Mortgage- Backed Pass-Through Certificates
48,779	Series 2003-27-4A4 5.750%, 11/25/2033	51,259
2,454,184	Series 2005-10-10A3 6.000%, 11/25/2035	1,122,014
	Credit Suisse Mortgage-Backed Trust
780,472	Series 2006-6-1A10 6.000%, 07/25/2036	627,262
653,008	Series 2007-1-4A1 6.500%, 02/25/2022	139,763
65,027	Series 2007-2-2A5 5.000%, 03/25/2037	62,477
1,580,779	Series 2011-17R-1A2 5.750%, 02/27/2037(d)	1,532,928
630,000	Series 2014-USA-A2 3.953%, 09/15/2037(d)	619,156
635,000	Series 2014-USA-D 4.373%, 09/15/2037(d)	502,580
1,475,000	Series 2014-USA-E 4.373%, 09/15/2037(d)	1,137,954
770,272	Series 2018-RPL2-A1 4.303%, 08/25/2062(d)(f)	783,096
302,031	Series 2018-RPL7-A1 4.000%, 08/26/2058(d)	307,514
662,484	Series 2019-RP10-A1 3.135%, 12/26/2059(d)(g)	685,426
	DBUBS Mortgage Trust
310,000	Series 2017-BRBK-D 3.648%, 10/10/2034(d)(g)	316,862
	Deutsche Mortgage and Asset Receiving Corp.
2,916,218	Series 2014-RS1-1A2 6.497%, 07/27/2037(d)(g)	2,877,229
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
101,629	Series 2006-PR1-3A1 11.865%, 04/15/2036(d)(e) -1.4*1 mo. USD LIBOR + 12.124%	95,180
	DSLA Mortgage Loan Trust
126,099	Series 2005-AR5-2A1A 0.524%, 09/19/2045(e) 1 mo. USD LIBOR + 0.330%	93,004
	Dukinfield II Plc
372,336 (GBP)	Series 2-A 1.432%, 12/20/2052(e) 3 mo. GBP LIBOR + 1.250%	460,636
	Federal Home Loan Mortgage Corp. REMICS
584,021	Series 3118-SD 6.515%, 02/15/2036(e)(l) -1*1 mo. USD LIBOR + 6.700%	110,493

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	63

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal Home Loan Mortgage Corp. REMICS (Continued)
$ 241,471	Series 3301-MS 5.915%, 04/15/2037(e)(l) -1*1 mo. USD LIBOR + 6.100%	$49,196
298,577	Series 3303-SE 5.895%, 04/15/2037(e)(l) -1*1 mo. USD LIBOR + 6.080%	57,656
194,075	Series 3303-SG 5.915%, 04/15/2037(e)(l) -1*1 mo. USD LIBOR + 6.100%	41,513
61,753	Series 3382-SB 5.815%, 11/15/2037(e)(l) -1*1 mo. USD LIBOR + 6.000%	9,511
268,224	Series 3382-SW 6.115%, 11/15/2037(e)(l) -1*1 mo. USD LIBOR + 6.300%	54,202
83,450	Series 3384-S 6.205%, 11/15/2037(e)(l) -1*1 mo. USD LIBOR + 6.390%	9,417
172,802	Series 3384-SG 6.125%, 08/15/2036(e)(l) -1*1 mo. USD LIBOR + 6.310%	37,477
1,989,277	Series 3404-SA 5.815%, 01/15/2038(e)(l) -1*1 mo. USD LIBOR + 6.000%	423,512
105,227	Series 3417-SX 5.995%, 02/15/2038(e)(l) -1*1 mo. USD LIBOR + 6.180%	14,279
59,529	Series 3423-GS 5.465%, 03/15/2038(e)(l) -1*1 mo. USD LIBOR + 5.650%	7,353
525,857	Series 3423-TG 0.350%, 03/15/2038(e)(l) -1*1 mo. USD LIBOR + 6.000%	4,309
2,541,922	Series 3435-S 5.795%, 04/15/2038(e)(l) -1*1 mo. USD LIBOR + 5.980%	562,738
80,727	Series 3445-ES 5.815%, 05/15/2038(e)(l) -1*1 mo. USD LIBOR + 6.000%	11,376
353,418	Series 3523-SM 5.815%, 04/15/2039(e)(l) -1*1 mo. USD LIBOR + 6.000%	66,512
205,516	Series 3560-KS 6.215%, 11/15/2036(e)(l) -1*1 mo. USD LIBOR + 6.400%	32,342
118,390	Series 3598-SA 6.165%, 11/15/2039(e)(l) -1*1 mo. USD LIBOR + 6.350%	19,221
150,498	Series 3641-TB 4.500%, 03/15/2040	171,910
513,794	Series 3728-SV 4.265%, 09/15/2040(e)(l) -1*1 mo. USD LIBOR + 4.450%	68,111
213,111	Series 3758-S 5.845%, 11/15/2040(e)(l) -1*1 mo. USD LIBOR + 6.030%	41,185
714,495	Series 3770-SP 6.315%, 11/15/2040(e)(l) -1*1 mo. USD LIBOR + 6.500%	79,994

Principal Amount^		Value
$ 274,194	Series 3815-ST 5.665%, 02/15/2041(e)(l) -1*1 mo. USD LIBOR + 5.850%	$55,513
596,637	Series 3859-SI 6.415%, 05/15/2041(e)(l) -1*1 mo. USD LIBOR + 6.600%	142,458
182,244	Series 3872-SL 5.765%, 06/15/2041(e)(l) -1*1 mo. USD LIBOR + 5.950%	31,932
144,345	Series 3900-SB 5.785%, 07/15/2041(e)(l) -1*1 mo. USD LIBOR + 5.970%	23,867
30,651	Series 3946-SM 14.146%, 10/15/2041(e) -3*1 mo. USD LIBOR + 14.700%	52,224
1,044,970	Series 3957-DZ 3.500%, 11/15/2041	1,097,807
1,007,796	Series 3972-AZ 3.500%, 12/15/2041	1,100,103
2,847,360	Series 3984-DS 5.765%, 01/15/2042(e)(l) -1*1 mo. USD LIBOR + 5.950%	530,469
6,808,992	Series 4080-DS 6.515%, 03/15/2041(e)(l) -1*1 mo. USD LIBOR + 6.700%	989,417
1,870,008	Series 4229-MS 7.377%, 07/15/2043(e) -1.75*1 mo. USD LIBOR + 7.700%	2,049,655
4,253,505	Series 4239-OU 0.000%, 07/15/2043(m)	3,876,570
2,885,321	Series 4291-MS 5.715%, 01/15/2054(e)(l) -1*1 mo. USD LIBOR + 5.900%	598,509
2,606,325	Series 4314-MS 5.915%, 07/15/2043(e)(l) -1*1 mo. USD LIBOR + 6.100%	296,400
	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
131,643	Series 2015-DNA1-M2 2.035%, 10/25/2027(e) 1 mo. USD LIBOR + 1.850%	131,604
35,148	Series 2018-DNA1-M2 1.985%, 07/25/2030(e) 1 mo. USD LIBOR + 1.800%	34,687
	Federal National Mortgage Association
22,370,489	Series 2020-M6-X 1.348%, 10/25/2024(g)(l)	1,043,449
	Federal National Mortgage Association Connecticut Avenue Securities
370,763	Series 2017-C05-1M2 2.385%, 01/25/2030(e) 1 mo. USD LIBOR + 2.200%	366,289
	Federal National Mortgage Association REMICS
302,915	Series 2003-84-PZ 5.000%, 09/25/2033	348,605
590,505	Series 2005-42-SA 6.616%, 05/25/2035(e)(l) -1*1 mo. USD LIBOR + 6.800%	69,591
2,186,858	Series 2006-92-LI 6.396%, 10/25/2036(e)(l) -1*1 mo. USD LIBOR + 6.580%	467,250

The accompanying notes are an integral part of these financial statements.

64	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Federal National Mortgage Association REMICS (Continued)
$ 553,654	Series 2007-39-AI 5.936%, 05/25/2037(e)(l) -1*1 mo. USD LIBOR + 6.120%	$127,961
162,810	Series 2007-57-SX 6.436%, 10/25/2036(e)(l) -1*1 mo. USD LIBOR + 6.620%	33,702
28,203	Series 2007-68-SA 6.466%, 07/25/2037(e)(l) -1*1 mo. USD LIBOR + 6.650%	4,614
31,834	Series 2008-1-CI 6.116%, 02/25/2038(e)(l) -1*1 mo. USD LIBOR + 6.300%	5,069
1,623,453	Series 2008-33-SA 5.816%, 04/25/2038(e)(l) -1*1 mo. USD LIBOR + 6.000%	345,180
53,492	Series 2008-56-SB 5.876%, 07/25/2038(e)(l) -1*1 mo. USD LIBOR + 6.060%	7,283
3,392,811	Series 2009-110-SD 6.066%, 01/25/2040(e)(l) -1*1 mo. USD LIBOR + 6.250%	653,756
41,945	Series 2009-111-SE 6.066%, 01/25/2040(e)(l) -1*1 mo. USD LIBOR + 6.250%	6,655
231,426	Series 2009-86-CI 5.616%, 09/25/2036(e)(l) -1*1 mo. USD LIBOR + 5.800%	32,555
145,742	Series 2009-87-SA 5.816%, 11/25/2049(e)(l) -1*1 mo. USD LIBOR + 6.000%	27,651
63,055	Series 2009-90-IB 5.536%, 04/25/2037(e)(l) -1*1 mo. USD LIBOR + 5.720%	9,671
56,132	Series 2010-11-SC 4.616%, 02/25/2040(e)(l) -1*1 mo. USD LIBOR + 4.800%	7,134
38,545	Series 2010-115-SD 6.416%, 11/25/2039(e)(l) -1*1 mo. USD LIBOR + 6.600%	5,114
3,448,701	Series 2010-123-SK 5.866%, 11/25/2040(e)(l) -1*1 mo. USD LIBOR + 6.050%	721,595
765,226	Series 2010-134-SE 6.466%, 12/25/2025(e)(l) -1*1 mo. USD LIBOR + 6.650%	72,423
214,996	Series 2010-15-SL 4.766%, 03/25/2040(e)(l) -1*1 mo. USD LIBOR + 4.950%	33,365
65,809	Series 2010-9-GS 4.566%, 02/25/2040(e)(l) -1*1 mo. USD LIBOR + 4.750%	6,933
6,420	Series 2011-110-LS 9.755%, 11/25/2041(e) -2*1 mo. USD LIBOR + 10.100%	9,613
264,246	Series 2011-111-VZ 4.000%, 11/25/2041	293,716
1,123,596	Series 2011-141-PZ 4.000%, 01/25/2042	1,215,230

Principal Amount^		Value
$ 116,281	Series 2011-5-PS 6.216%, 11/25/2040(e)(l) -1*1 mo. USD LIBOR + 6.400%	$11,093
2,038,513	Series 2011-93-ES 6.316%, 09/25/2041(e)(l) -1*1 mo. USD LIBOR + 6.500%	435,187
1,383,572	Series 2012-106-SA 5.976%, 10/25/2042(e)(l) -1*1 mo. USD LIBOR + 6.160%	295,447
2,994,607	Series 2012-131-BS 5.193%, 12/25/2042(e) -1.2*1 mo. USD LIBOR + 5.400%	3,207,230
11,100,940	Series 2013-109-BO 0.000%, 07/25/2043(m)	10,097,860
1,954,279	Series 2013-15-SC 5.253%, 03/25/2033(e) -1.2*1 mo. USD LIBOR + 5.460%	2,151,287
3,388,108	Series 2014-50-WS 6.016%, 08/25/2044(e)(l) -1*1 mo. USD LIBOR + 6.200%	612,745
	First Horizon Alternative Mortgage Securities Trust
767,796	Series 2006-FA6-1A4 6.250%, 11/25/2036	531,179
292,235	Series 2007-FA4-1A7 6.000%, 08/25/2037	196,231
	First Horizon Mortgage Pass-Through Trust
164,237	Series 2006-1-1A10 6.000%, 05/25/2036	124,376
	Fontainebleau Miami Beach Trust
693,000	Series 2019-FBLU H 4.095%, 12/10/2036(d)(g)	516,587
	GCAT LLC
365,503	Series 2020-1-A1 2.981%, 01/26/2060(d)(f)	357,004
	Government National Mortgage Association
611,718	Series 2007-21-S 6.005%, 04/16/2037(e)(l) -1*1 mo. USD LIBOR + 6.200%	112,899
220,046	Series 2008-69-SB 7.440%, 08/20/2038(e)(l) -1*1 mo. USD LIBOR + 7.630%	50,951
254,982	Series 2009-104-SD 6.155%, 11/16/2039(e)(l) -1*1 mo. USD LIBOR + 6.350%	52,167
876,385	Series 2010-134-EI 4.500%, 11/20/2039(l)	39,922
37,103	Series 2010-98-IA 5.665%, 03/20/2039(g)(l)	4,364
579,816	Series 2011-45-GZ 4.500%, 03/20/2041	621,857
148,281	Series 2011-69-OC 0.000%, 05/20/2041(m)	145,284
3,009,586	Series 2011-69-SC 5.190%, 05/20/2041(e)(l) -1*1 mo. USD LIBOR + 5.380%	519,586
507,177	Series 2011-89-SA 5.260%, 06/20/2041(e)(l) -1*1 mo. USD LIBOR + 5.450%	86,814

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	65

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Government National Mortgage Association (Continued)
$ 2,390,419	Series 2013-102-BS 5.960%, 03/20/2043(e)(l) -1*1 mo. USD LIBOR + 6.150%	$374,333
40,501,831	Series 2013-155-IB 0.197%, 09/16/2053(g)(l)	414,164
4,042,428	Series 2014-145-CS 5.405%, 05/16/2044(e)(l) -1*1 mo. USD LIBOR + 5.600%	710,315
2,610,166	Series 2014-156-PS 6.060%, 10/20/2044(e)(l) -1*1 mo. USD LIBOR + 6.250%	489,893
5,764,426	Series 2014-4-SA 5.905%, 01/16/2044(e)(l) -1*1 mo. USD LIBOR + 6.100%	1,145,944
10,175,589	Series 2014-41-SA 5.910%, 03/20/2044(e)(l) -1*1 mo. USD LIBOR + 6.100%	2,129,547
4,325,333	Series 2014-5-SA 5.360%, 01/20/2044(e)(l) -1*1 mo. USD LIBOR + 5.550%	790,007
4,443,018	Series 2014-58-SG 5.405%, 04/16/2044(e)(l) -1*1 mo. USD LIBOR + 5.600%	780,231
4,312,274	Series 2014-76-SA 5.410%, 01/20/2040(e)(l) -1*1 mo. USD LIBOR + 5.600%	789,563
4,926,266	Series 2014-95-CS 6.055%, 06/16/2044(e)(l) -1*1 mo. USD LIBOR + 6.250%	1,040,767
5,711,863	Series 2018-105-SH 6.060%, 08/20/2048(e)(l) -1*1 mo. USD LIBOR + 6.250%	805,894
72,973,231	Series 2018-111-SA 4.360%, 08/20/2048(e)(l) -1*1 mo. USD LIBOR + 4.550%	7,565,106
23,267,125	Series 2018-134-CS 6.010%, 10/20/2048(e)(l) -1*1 mo. USD LIBOR + 6.200%	3,384,466
12,907,516	Series 2019-22-SA 5.410%, 02/20/2045(e)(l) -1*1 mo. USD LIBOR + 5.600%	2,661,197
7,965,974	Series 2019-61-NS 5.910%, 02/20/2049(e)(l) -1*1 mo. USD LIBOR + 6.100%	1,523,879
19,176,644	Series 2020-47-SA 5.810%, 05/20/2044(e)(l) -1*1 mo. USD LIBOR + 6.000%	3,654,710
11,479,902	Series 2020-47-SL 5.180%, 07/20/2044(e)(l) -1*1 mo. USD LIBOR + 5.370%	1,981,545
	GPMT Ltd.
1,507,000	Series 2018-FL1-D 3.144%, 11/21/2035(d)(e) 1 mo. USD LIBOR + 2.950%	1,240,740
	GS Mortgage Securities Corp. Trust
1,503,000	Series 2018-TWR-G 4.109%, 07/15/2031(d)(e) 1 mo. USD LIBOR + 3.925%	1,311,223

Principal Amount^		Value
	GS Mortgage Securities Trust
$ 1,010,000	Series 2011-GC5-D 5.555%, 08/10/2044(d)(g)	$753,037
2,216,000	Series 2014-GC26-D 4.662%, 11/10/2047(d)(g)	1,410,215
	GSCG Trust
710,000	Series 2019-600C-H 4.118%, 09/06/2034(d)(g)	535,505
	GSR Mortgage Loan Trust
41,103	Series 2005-4F-6A1 6.500%, 02/25/2035(b)	40,746
724,832	Series 2005-9F-2A1 6.000%, 01/25/2036	538,264
107,526	Series 2005-AR4-6A1 3.337%, 07/25/2035(g)	105,852
172,044	Series 2005-AR6-4A5 4.148%, 09/25/2035(g)	169,785
265,942	Series 2006-7F-3A4 6.250%, 08/25/2036	145,825
	HarborView Mortgage Loan Trust
282,560	Series 2004-11-2A2A 0.834%, 01/19/2035(b)(e) 1 mo. USD LIBOR + 0.640%	253,090
4,247,591	Series 2007-7-2A1B 1.185%, 10/25/2037(e) 1 mo. USD LIBOR + 1.000%	3,302,346
	Hawaii Hotel Trust
1,297,000	Series 2019-MAUI-F 2.935%, 05/15/2038(d)(e) 1 mo. USD LIBOR + 2.750%	1,080,302
	Hilton USA Trust
1,073,000	Series 2016-SFP-E 5.519%, 11/05/2035(d)	1,030,296
	Hospitality Mortgage Trust
1,063,012	Series 2019-HIT-G 4.085%, 11/15/2036(d)(e) 1 mo. USD LIBOR + 3.900%	708,673
	Impac Secured Assets Trust
6,829,818	Series 2007-2-1A1C 0.565%, 05/25/2037(e) 1 mo. USD LIBOR + 0.380%	5,673,676
	IndyMac INDA Mortgage Loan Trust
261,901	Series 2006-AR3-1A1 3.810%, 12/25/2036(g)	233,492
	IndyMac INDX Mortgage Loan Trust
183,535	Series 2004-AR7-A5 1.405%, 09/25/2034(e) 1 mo. USD LIBOR + 1.220%	164,714
297,810	Series 2005-AR11-A3 3.512%, 08/25/2035(g)	258,321
691,780	Series 2006-AR2-2A1 0.395%, 02/25/2046(e) 1 mo. USD LIBOR + 0.210%	550,513
2,150,334	Series 2006-AR5-2A1 3.545%, 05/25/2036(g)	1,909,634
3,881,979	Series 2006-R1-A3 3.313%, 12/25/2035(g)	3,439,732
1,409,530	Series 2007-AR5-2A1 3.436%, 05/25/2037(g)	1,265,522
	JP Morgan Chase Commercial Mortgage Securities Trust
1,285,000	Series 2011-C3-E 5.853%, 02/15/2046(d)(g)	490,362

The accompanying notes are an integral part of these financial statements.

66	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	JP Morgan Chase Commercial Mortgage Securities Trust (Continued)
$ 1,531,000	Series 2019-MFP-F 3.185%, 07/15/2036(d)(e) 1 mo. USD LIBOR + 3.000%	$1,379,677
219,000	Series 2019-UES-C 4.343%, 05/05/2032(d)	217,249
224,000	Series 2019-UES-D 4.601%, 05/05/2032(d)(g)	216,957
261,000	Series 2019-UES-E 4.601%, 05/05/2032(d)(g)	248,913
274,000	Series 2019-UES-F 4.601%, 05/05/2032(d)(g)	244,499
299,000	Series 2019-UES-G 4.601%, 05/05/2032(d)(g)	248,946
	JP Morgan Mortgage Trust
369,387	Series 2004-S1-2A1 6.000%, 09/25/2034	393,626
2,401,126	Series 2005-ALT1-3A1 3.643%, 10/25/2035(g)	2,007,782
50,269	Series 2007-A1-4A2 3.995%, 07/25/2035(b)(g)	48,092
14,994	Series 2007-S1-1A2 5.500%, 03/25/2022	14,028
751,252	Series 2007-S3-1A97 6.000%, 08/25/2037	561,558
353,483	Series 2008-R2-2A 5.500%, 12/27/2035(d)(g)	355,818
	JP Morgan Resecuritization Trust
7,314,074	Series 2015-4-1A7 0.358%, 06/26/2047(d)(e) 1 mo. USD LIBOR + 0.190%	4,769,347
	JPMBB Commercial Mortgage Securities Trust
1,616,000	Series 2014-C23-D 4.122%, 09/15/2047(d)(g)	1,304,357
300,000	Series 2014-C23-E 3.364%, 09/15/2047(d)(g)	172,310
78,000	Series 2015-C27-D 3.945%, 02/15/2048(d)(g)	61,309
4,749,500	Series 2015-C27-XFG 1.445%, 02/15/2048(d)(g)(l)	249,353
	Legacy Mortgage Asset Trust
1,091,773	Series 2020-GS1-A1 2.882%, 10/25/2059(d)(f)	1,092,273
	Lehman Mortgage Trust
1,679,833	Series 2006-2-2A3 5.750%, 04/25/2036	1,764,147
	Lehman XS Trust
124,219	Series 2006-2N-1A1 0.445%, 02/25/2046(e) 1 mo. USD LIBOR + 0.260%	107,733
	LoanCore Issuer Ltd.
1,296,000	Series 2019-CRE3-D 2.685%, 04/15/2034(d)(e) 1 mo. USD LIBOR + 2.500%	1,190,450
	Master Alternative Loan Trust
33,220	Series 2003-9-4A1 5.250%, 11/25/2033	34,423
29,396	Series 2004-5-1A1 5.500%, 06/25/2034	30,422

Principal Amount^		Value
$ 35,952	Series 2004-5-2A1 6.000%, 06/25/2034	$37,580
158,820	Series 2004-8-2A1 6.000%, 09/25/2034	165,090
	Merrill Lynch Alternative Note Asset Trust
387,588	Series 2007-AF1-1AF2 5.750%, 05/25/2037	372,020
	Merrill Lynch Mortgage Investors Trust
9,550	Series 2006-2-2A 3.236%, 05/25/2036(b)(g)	9,139
	Morgan Stanley Capital Barclays Bank Trust
551,000	Series 2016-MART-D 3.309%, 09/13/2031(d)	522,209
	Morgan Stanley Capital I Trust
687,000	Series 2007-IQ15-C 6.338%, 06/11/2049(d)(g)	677,703
285,000	Series 2011-C2-D 5.661%, 06/15/2044(d)(g)	198,191
235,000	Series 2011-C2-E 5.661%, 06/15/2044(d)(g)	142,486
1,508,000	Series 2019-PLND-F 2.985%, 05/15/2036(d)(e) 1 mo. USD LIBOR + 2.800%	1,254,121
	Morgan Stanley Mortgage Loan Trust
2,414,205	Series 2005-9AR-2A 3.755%, 12/25/2035(g)	2,226,805
2,915,625	Series 2006-11-2A2 6.000%, 08/25/2036	2,093,011
367,722	Series 2006-7-3A 5.002%, 06/25/2036(g)	304,578
260,618	Series 2007-13-6A1 6.000%, 10/25/2037	207,159
	Morgan Stanley Re-REMIC Trust
351,211	Series 2010-R9-3C 6.000%, 11/26/2036(d)(g)	360,939
	Motel 6 Trust
1,018,209	Series 2017-M6MZ-M 7.111%, 08/15/2024(d)(e) 1 mo. USD LIBOR + 6.927%	807,014
	Prime Mortgage Trust
1,342,071	Series 2006-DR1-2A1 5.500%, 05/25/2035(d)	1,105,093
	Residential Accredit Loans, Inc.
938,999	Series 2006-QS10-A9 6.500%, 08/25/2036	942,686
591,091	Series 2006-QS14-A18 6.250%, 11/25/2036	526,250
443,233	Series 2006-QS17-A5 6.000%, 12/25/2036	406,607
454,910	Series 2006-QS2-1A4 5.500%, 02/25/2036	435,758
526,096	Series 2006-QS7-A3 6.000%, 06/25/2036	483,576
573,269	Series 2007-QS1-2A10 6.000%, 01/25/2037	523,916
876,823	Series 2007-QS3-A1 6.500%, 02/25/2037	823,004
1,998,786	Series 2007-QS6-A6 6.250%, 04/25/2037	1,913,463

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	67

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Residential Accredit Loans, Inc. (Continued)
$ 498,364	Series 2007-QS8-A8 6.000%, 06/25/2037	$456,885
1,506,430	Series 2007-QS9-A33 6.500%, 07/25/2037	1,365,387
	Residential Asset Securitization Trust
169,631	Series 2005-A8CB-A9 5.375%, 07/25/2035	143,204
286,380	Series 2006-A8-1A1 6.000%, 08/25/2036	237,471
253,007	Series 2007-A1-A8 6.000%, 03/25/2037	145,055
482,714	Series 2007-A5-2A5 6.000%, 05/25/2037	390,580
16,143,476	Series 2007-A9-A1 0.735%, 09/25/2037(e) 1 mo. USD LIBOR + 0.550%	3,631,034
16,143,476	Series 2007-A9-A2 6.266%, 09/25/2037(e)(l) -1*1 mo. USD LIBOR + 6.450%	6,129,767
	Residential Funding Mortgage Securities I Trust
528,860	Series 2006-S4-A5 6.000%, 04/25/2036	506,641
	Starwood Retail Property Trust
235,000	Series 2014-STAR-C 2.935%, 11/15/2027(d)(e) 1 mo. USD LIBOR + 2.750%	161,715
980,000	Series 2014-STAR-D 3.685%, 11/15/2027(d)(e) 1 mo. USD LIBOR + 3.500%	620,216
950,000	Series 2014-STAR-E 4.585%, 11/15/2027(b)(d)(e) 1 mo. USD LIBOR + 4.400%	431,322
	Structured Adjustable Rate Mortgage Loan Trust
747,169	Series 2005-14-A1 0.495%, 07/25/2035(e) 1 mo. USD LIBOR + 0.310%	542,775
316,642	Series 2005-15-1A1 3.610%, 07/25/2035(g)	233,254
415,274	Series 2005-22-3A1 4.108%, 12/25/2035(g)	343,654
887,838	Series 2008-1-A2 3.488%, 10/25/2037(g)	758,504
	Structured Asset Securities Corp. Trust
662,332	Series 2005-5-2A2 5.500%, 04/25/2035	636,963
8,441,270	Series 2007-4-1A3 6.066%, 03/28/2045(d)(e)(l) -1*1 mo. LIBOR + 6.250%	1,609,651
	Tharaldson Hotel Portfolio Trust
1,382,807	Series 2018-THL-F 4.128%, 11/11/2034(d)(e) 1 mo. USD LIBOR + 3.952%	1,019,034
	UBS-Barclays Commercial Mortgage Trust
305,000	Series 2012-C2-E 5.046%, 05/10/2063(d)(g)	114,761

Principal Amount^		Value
	Washington Mutual Mortgage Pass-Through Certificates Trust
$ 416,257	Series 2005-1-5A1 6.000%, 03/25/2035	$419,563
607,069	Series 2006-5-1A5 6.000%, 07/25/2036	564,984
460,253	Series 2006-8-A6 4.266%, 10/25/2036(f)	243,985
2,750,437	Series 2007-5-A3 7.000%, 06/25/2037	1,910,782
	Wells Fargo Alternative Loan Trust
109,677	Series 2007-PA2-3A1 0.535%, 06/25/2037(e) 1 mo. USD LIBOR + 0.350%	147,964
256,716	Series 2007-PA2-3A2 6.466%, 06/25/2037(e)(l) -1*1 mo. USD LIBOR + 6.650%	41,099
	Wells Fargo Commercial Mortgage Trust
19,971,000	Series 2015-C28-XE 1.240%, 05/15/2048(d)(g)(l)	967,229
398,000	Series 2015-NXS4-D 3.825%, 12/15/2048(g)	332,819
750,000	Series 2016-C33-D 3.123%, 03/15/2059(d)	527,065
1,225,000	Series 2019-JWDR-C 3.139%, 09/15/2031(d)(g)	1,150,910
	Wells Fargo Mortgage-Backed Securities Trust
174,263	Series 2006-AR19-A1 4.334%, 12/25/2036(g)	100,679
	WFRBS Commercial Mortgage Trust
155,000	Series 2011-C2-D 5.850%, 02/15/2044(d)(g)	152,372
510,000	Series 2011-C3-D 5.852%, 03/15/2044(d)(g)	247,784
500,000	Series 2012-C6-D 5.766%, 04/15/2045(d)(g)	486,871
160,000	Series 2012-C7-C 4.966%, 06/15/2045(g)	111,275
290,000	Series 2012-C7-E 4.966%, 06/15/2045(d)(g)	121,526

TOTAL MORTGAGE-BACKED SECURITIES (Cost $259,622,527)		272,501,159

MUNICIPAL BONDS: 0.2%

Puerto Rico: 0.2%
	Commonwealth of Puerto Rico
1,330,000	Series A 8.000%, 07/01/2035(i)	801,325
	Puerto Rico Commonwealth Aqueduct & Sewer Authority
100,000	Series A 5.250%, 07/01/2029	104,250
311,000	Series A 5.125%, 07/01/2037	317,997
280,000	Series A 6.000%, 07/01/2047	291,200
	Puerto Rico Public Buildings Authority
675,000	Series U 5.250%, 07/01/2042(i)	469,125

The accompanying notes are an integral part of these financial statements.

68	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value
MUNICIPAL BONDS(CONTINUED)

Puerto Rico (continued)
	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
$ 21,000	Series A-1 0.000%, 07/01/2024(n)	$18,948
40,000	Series A-1 0.000%, 07/01/2027(n)	32,972
39,000	Series A-1 0.000%, 07/01/2029(n)	29,820
50,000	Series A-1 0.000%, 07/01/2031(n)	35,265
56,000	Series A-1 0.000%, 07/01/2033(n)	36,270
41,000	Series A-1 4.500%, 07/01/2034	42,807
21,000	Series A-1 4.550%, 07/01/2040	21,462
536,000	Series A-1 0.000%, 07/01/2046(n)	151,849
437,000	Series A-1 0.000%, 07/01/2051(n)	89,253
151,000	Series A-1 4.750%, 07/01/2053	155,554
383,000	Series A-1 5.000%, 07/01/2058	401,403
210,000	Series A-2 4.329%, 07/01/2040	211,497
7,000	Series A-2 4.536%, 07/01/2053	7,111
84,000	Series A-2 4.784%, 07/01/2058	86,818

TOTAL MUNICIPAL BONDS (Cost $2,119,356)		3,304,926

SHORT-TERM INVESTMENTS: 10.9%

TREASURY BILLS: 3.0%
	United States Treasury Bill
2,190,000	1.986%, 07/16/2020(a)(o)	2,188,246
2,000,000	0.094%, 08/13/2020(a)(o)	1,999,701
27,050,000	1.398%, 11/05/2020(a)(o)	27,035,686
5,670,000	0.163%, 11/27/2020(o)	5,666,222
7,000,000	0.165%, 02/25/2021(o)	6,993,029

TOTAL TREASURY BILLS (Cost $43,760,972)		43,882,884

Principal Amount^		Value

REPURCHASE AGREEMENTS: 7.9%
$115,969,000	Fixed Income Clearing Corp. 0.000%, 6/30/2020, due 07/01/2020 [collateral: par value $40,000,000 U.S. Treasury Bond, 3.000%, due 05/15/2047, value $54,898,599; par value $21,023,000 U.S. Treasury Note, 2.250%, due 11/15/2027, value $23,761,392; par value $2,187,400 U.S. Treasury Note, 0.500%, due 03/15/2023, value $2,210,432; par value $34,803,300 U.S. Treasury Note, 0.625%, due 04/15/2023, value $37,423,445] (proceeds $115,969,000)	$115,969,000

TOTAL REPURCHASE AGREEMENTS (Cost $115,969,000)		115,969,000

TOTAL SHORT-TERM INVESTMENTS (Cost $159,729,972)		159,851,884

TOTAL PURCHASED OPTIONS (Cost $29,687): 0.0%		38,663

TOTAL INVESTMENTS BEFORE INVESTMENTS SOLD SHORT (Cost: $1,469,420,624): 99.2%		1,465,172,459

Other Assets in Excess of Liabilities: 0.8%		12,416,047

NET ASSETS: 100.0%		$1,477,588,506

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
BADLARPP	Argentina Badlar Floating Rate Notes
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury Index
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
L.P.	Limited Partnership
PIK	Payment-in-kind
REMICS	Real Estate Mortgage Investment Conduit
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Securities with an aggregate fair value of $161,495,830 have been pledged as collateral for options, total return swaps, credit default swaps, securities sold short and futures positions.
(b)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.
(c)	Perpetual Call.
(d)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	69

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

(e)	Floating Interest Rate at June 30, 2020.
(f)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2020.
(g)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2020.
(h)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(i)	Security is currently in default and/or non-income producing.
(j)	When issued security.
(k)	Pay-in-kind securities.
(l)	Interest Only security. Security with a notional or nominal principal amount.
(m)	Principal Only security.
(n)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(o)	The rate shown represents yield-to-maturity.

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
NZD	New Zealand Dollar
SEK	Swedish Krona
THB	Thai Baht
USD	U.S. Dollar

UNFUNDED LOAN COMMITMENTS—At June 30, 2020, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
McDermott Technology Americas, Inc., 0.500%, 10/23/2020	$294,000	$292,530	$(1,470)

The accompanying notes are an integral part of these financial statements.

70	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF PURCHASED OPTIONS at June 30, 2020 (Unaudited)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Cincinnati Bell, Inc.	Goldman Sachs & Co.	$12.50	8/21/2020	151	$224,235	$22,650	$5,707	$16,943
Put
Forescout Technologies, Inc.	Goldman Sachs & Co.	20.00	8/21/2020	105	222,600	16,013	23,980	(7,967)

Total Purchased Options						$38,663	$29,687	$8,976

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	71

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF SECURITIES SOLD SHORT at June 30, 2020 (Unaudited)

Shares		Value

COMMON STOCKS: (4.2)%
(3,596)	American Homes 4 Rent Class A	$(96,732)
(39,242)	ANGI Homeservices, Inc. Class A*	(476,790)
(39,302)	Aon Plc Class A	(7,569,565)
(4,312)	Bayerische Motoren Werke AG	(275,340)
(2,108)	Booz Allen Hamilton Holding Corp.	(163,981)
(16,366)	BorgWarner, Inc.	(577,720)
(601)	CACI International, Inc. Class A*	(130,345)
(472,753)	Charles Schwab Corp. (The)	(15,950,686)
(47,034)	Cincinnati Bell, Inc.*	(698,455)
(5,517)	Daimler AG	(224,099)
(44,418)	El Paso Electric Co.	(2,976,006)
(204,412)	Eldorado Resorts, Inc.*	(8,188,745)
(12,551)	Evolution Gaming Group AB(d)	(749,237)
(16,825)	Fiat Chrysler Automobiles N.V.*	(169,113)
(34,023)	Ford Motor Co.	(206,860)
(10,301)	General Motors Co.	(260,615)
(2,405)	Jacobs Engineering Group, Inc.	(203,944)
(22,936)	Just Eat Takeaway.com N.V.*(d)	(2,390,933)
(381,916)	Morgan Stanley	(18,446,543)
(1,749)	Science Applications International Corp.	(135,862)
(20,860)	Softbank Corp.	(266,059)
(7,598)	Stantec, Inc.	(234,398)
(618)	Tesla, Inc.*	(667,323)
(2,546)	Tetra Tech, Inc.	(201,440)
(7,260)	Toyota Motor Corp.	(455,379)
(5,321)	Uber Technologies, Inc.*	(165,377)
(3,156)	WSP Global, Inc.	(192,992)
(195)	WW Grainger, Inc.	(61,261)

TOTAL COMMON STOCKS (Proceeds $57,520,457)		(62,135,800)

EXCHANGE-TRADED FUNDS: (0.2)%
(1,175)	Consumer Discretionary Select Sector SPDR Fund	(150,059)
(68,630)	Financial Select Sector SPDR Fund	(1,588,098)
(1,827)	iShares Russell Mid-Cap Growth ETF	(288,885)
(2,219)	iShares U.S. Real Estate ETF	(174,880)
(9,629)	VanEck Vectors Oil Services ETF	(1,173,583)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $3,073,997)		(3,375,505)

Principal Amount^		Value

CORPORATE BONDS: (0.2)%
	Dell International LLC / EMC Corp.
$(450,000)	7.125%, 06/15/2024(d)	$(466,622)
	Gray Television, Inc.
(556,000)	5.125%, 10/15/2024(d)	(557,448)
	Gray Television, Inc.
(362,000)	5.875%, 07/15/2026(d)	(361,162)
	Western Digital Corp.
(848,000)	4.750%, 02/15/2026	(877,672)

TOTAL CORPORATE BONDS (Proceeds $2,257,404)		(2,262,904)

TOTAL SECURITIES SOLD SHORT (Proceeds $62,851,858)		$(67,774,209)

The accompanying notes are an integral part of these financial statements.

72	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2020 (Unaudited)

At June 30, 2020, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2020	Fund Delivering	U.S. $ Value at June 30, 2020	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	7/23/2020	USD	$461,188	CAD	$481,097	$—	$(19,909)
	7/23/2020	USD	1,597,305	EUR	1,652,732	—	(55,427)
Barclays Bank Plc	7/23/2020	USD	537,871	EUR	556,532	—	(18,661)
Deutsche Bank AG	7/31/2020	USD	501,288	GBP	498,586	2,702	—
Goldman Sachs & Co.	9/15/2020	CAD	21,449	USD	21,364	85	—
	9/15/2020	CAD	5,069	USD	5,054	15	—
	9/15/2020	CAD	6,097	USD	6,082	15	—
	9/15/2020	CAD	8,815	USD	8,823	—	(8)
	9/15/2020	CAD	3,159	USD	3,171	—	(12)
	9/15/2020	CAD	43,046	USD	43,116	—	(70)
	9/15/2020	CAD	36,214	USD	36,389	—	(175)
	9/15/2020	CAD	34,965	USD	35,165	—	(200)
	9/15/2020	CAD	200,684	USD	202,410	—	(1,726)
	9/15/2020	EUR	1,482,266	USD	1,476,625	5,641	—
	9/15/2020	EUR	1,996,917	USD	1,996,908	9	—
	9/15/2020	NZD	4,447	USD	4,437	10	—
	9/15/2020	NZD	157,698	USD	158,762	—	(1,064)
	9/15/2020	SEK	7,646	USD	7,634	12	—
	9/15/2020	SEK	1,720	USD	1,718	2	—
	9/15/2020	SEK	1,237	USD	1,236	1	—
	9/15/2020	SEK	2,872	USD	2,875	—	(3)
	9/15/2020	USD	640,350	CAD	638,119	2,231	—
	9/15/2020	USD	18,725	CAD	18,585	140	—
	9/15/2020	USD	19,863	CAD	19,833	30	—
	9/15/2020	USD	6,559	CAD	6,538	21	—
	9/15/2020	USD	1,985	CAD	1,983	2	—
	9/15/2020	USD	72,206	CAD	72,208	—	(2)
	9/15/2020	USD	7,242,344	EUR	7,158,509	83,835	—
	9/15/2020	USD	98,577	EUR	98,045	532	—
	9/15/2020	USD	79,828	EUR	79,471	357	—
	9/15/2020	USD	565,117	NZD	562,866	2,251	—
	9/15/2020	USD	7,992	NZD	7,991	1	—
	9/15/2020	USD	9,593	NZD	9,602	—	(9)
	9/15/2020	USD	5,972	NZD	5,993	—	(21)
	9/15/2020	USD	8,793	NZD	8,829	—	(36)
	9/15/2020	USD	20,305	NZD	20,365	—	(60)
HSBC Holdings Plc	8/13/2020	USD	178,742	EUR	185,596	—	(6,854)
JPMorgan Chase Bank N.A.	8/25/2020	EUR	460,749	USD	454,263	6,486	—
	8/25/2020	EUR	679,482	USD	677,733	1,749	—
	8/25/2020	EUR	403,111	USD	403,396	—	(285)
	8/25/2020	EUR	544,094	USD	545,029	—	(935)
	8/25/2020	USD	7,861,658	EUR	7,816,391	45,267	—
Morgan Stanley & Co.	7/8/2020	USD	1,619,423	COP	1,753,049	—	(133,626)
	9/16/2020	USD	2,287,691	EUR	2,273,882	13,809	—
	9/30/2020	USD	483,243	EUR	484,201	—	(958)
Standard Chartered Bank	7/2/2020	EUR	3,079,212	USD	3,074,554	4,658	—
	7/2/2020	USD	3,028,330	EUR	3,079,212	—	(50,882)
	10/2/2020	USD	3,080,787	EUR	3,085,514	—	(4,727)
UBS AG	7/22/2020	THB	3,529,063	USD	3,402,371	126,692	—
	7/22/2020	USD	3,352,903	THB	3,529,062	—	(176,159)

			$46,498,650		$46,673,906	$296,553	$(471,809)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	73

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF FINANCIAL FUTURES CONTRACTS at June 30, 2020 (Unaudited)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
2YR U.S. Treasury Notes	604	$120,800,000	$133,380,188	9/30/2020	$22,943

Total Long					$22,943

Futures Contracts – Short
5YR U.S. Treasury Notes	(617)	$(61,700,000)	$(77,582,930)	9/30/2020	$(176,168)
10YR U.S. Treasury Notes	(114)	(11,400,000)	(15,865,594)	9/21/2020	(54,598)
Ultra-Long U.S. Treasury Bonds	(19)	(1,900,000)	(4,144,969)	9/21/2020	(750)
Ultra 10YR U.S. Treasury Notes	(148)	(14,800,000)	(23,307,687)	9/21/2020	(144,146)

Total Short					$(375,662)

Total Futures Contracts					$(352,719)

SCHEDULE OF SWAPS at June 30, 2020 (Unaudited)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
Accor S.A. 2.625%, 02/05/2021	6/20/2025	(1.000%)	2.188%	EUR	(5,850,000)	Quarterly	$363,233	$482,601	$(119,368)
Aegon N.V. 6.125%, 12/15/2031	6/20/2025	(1.000%)	0.854%		(2,950,000)	Quarterly	(23,859)	47,741	(71,600)
AES Corp. (The) 4.875%, 05/15/2023	12/20/2024	(5.000%)	2.000%		$(5,550,000)	Quarterly	(696,856)	(828,098)	131,242
Airbus Finance B.V. 2.375%, 04/02/2024	6/20/2025	(1.000%)	1.150%	EUR	(6,600,000)	Quarterly	53,845	448,506	(394,661)
American Axle & Manufacturing, Inc. 6.625%, 10/15/2022	6/20/2025	(5.000%)	5.010%		$(10,200,000)	Quarterly	4,070	1,938,000	(1,933,930)
American International Group, Inc. 6.250%, 05/01/2036	6/20/2025	(1.000%)	0.793%		(1,950,000)	Quarterly	(19,550)	—	(19,550)
Amgen, Inc. 3.625%, 05/22/2024	6/20/2025	(1.000%)	0.313%		(2,700,000)	Quarterly	(91,652)	(86,105)	(5,547)
Anglo American Capital Plc 4.125%, 04/15/2021	6/20/2025	(5.000%)	1.211%	EUR	(2,350,000)	Quarterly	(484,470)	(435,739)	(48,731)
Anheuser-Busch InBev S.A. 4.000%, 06/02/2021	6/20/2025	(1.000%)	0.768%		(6,250,000)	Quarterly	(80,444)	26,184	(106,628)
ArcelorMittal S.A. 1.000%, 05/19/2023	6/20/2025	(5.000%)	2.658%		(4,600,000)	Quarterly	(552,532)	(340,152)	(212,380)
Assicurazioni Generali SpA 5.125%, 09/16/2024	6/20/2025	(1.000%)	0.882%		(2,900,000)	Quarterly	(18,810)	65,042	(83,852)
AT&T, Inc. 3.800%, 02/15/2027	6/20/2025	(1.000%)	1.146%		$(3,600,000)	Quarterly	25,159	134,017	(108,858)
AutoZone, Inc. 2.500%, 04/15/2021	6/20/2025	(1.000%)	0.270%		(2,150,000)	Quarterly	(77,710)	(80,049)	2,339
Avnet, Inc. 4.875%, 12/01/2022	6/20/2025	(1.000%)	0.600%		(8,050,000)	Quarterly	(157,459)	(204,132)	46,673
Banco Santander S.A. 1.375%, 02/09/2022	6/20/2025	(1.000%)	1.007%	EUR	(6,450,000)	Quarterly	2,537	126,545	(124,008)

The accompanying notes are an integral part of these financial statements.

74	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF SWAPS at June 30, 2020 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
BAT International Finance Plc 2.375%, 01/19/2023	6/20/2025	(1.000%)	0.758%	EUR	(2,850,000)	Quarterly	$(38,276)	$12,536	$(50,812)
Bayer AG 1.875%, 01/25/2021	6/20/2025	(1.000%)	0.549%		(150,000)	Quarterly	(3,781)	(3,796)	15
Block Financial LLC 5.500%, 11/01/2022	6/20/2025	(5.000%)	0.855%		$(8,500,000)	Quarterly	(1,702,389)	(1,660,639)	(41,750)
BMW Finance N.V. 0.125%, 01/12/2021	6/20/2025	(1.000%)	0.721%	EUR	(2,550,000)	Quarterly	(39,458)	7,232	(46,690)
Bouygues S.A. 3.625%, 01/16/2023	6/20/2025	(1.000%)	0.384%		(5,950,000)	Quarterly	(206,377)	(188,063)	(18,314)
BP Capital Markets Plc 3.161%, 03/17/2021	6/20/2025	(1.000%)	0.886%		(950,000)	Quarterly	(5,959)	(4,710)	(1,249)
British Telecommunications Plc 5.750%, 12/07/2028	6/20/2025	(1.000%)	0.992%		(8,900,000)	Quarterly	(4,114)	73,693	(77,807)
Campbell Soup Co. 4.150%, 03/15/2028	6/20/2025	(1.000%)	0.331%		$(2,600,000)	Quarterly	(85,872)	(104,289)	18,417
Carrefour S.A. 1.250%, 06/03/2025	6/20/2025	(1.000%)	0.683%	EUR	(2,350,000)	Quarterly	(41,485)	(21,401)	(20,084)
CDX North America HIgh Yield Index Series 34 5.000%, 06/20/2025	6/20/2025	(5.000%)	5.165%		$(73,150,000)	Quarterly	532,876	6,729,800	(6,196,924)
Centrica Plc 6.375%, 03/10/2022	6/20/2025	(1.000%)	1.512%	EUR	(9,750,000)	Quarterly	268,330	490,506	(222,176)
CenturyLink, Inc. 7.500%, 04/01/2024	6/20/2025	(1.000%)	3.661%		$(650,000)	Quarterly	74,583	73,384	1,199
CIT Group, Inc. 5.000%, 08/15/2022	6/20/2025	(5.000%)	2.498%		(8,700,000)	Quarterly	(983,330)	(593,223)	(390,107)
Citigroup, Inc. 2.876%, 07/24/2023	6/20/2025	(1.000%)	0.723%		(3,750,000)	Quarterly	(50,536)	(22,087)	(28,449)
Clariant AG 1.125%, 04/15/2026	6/20/2025	(1.000%)	0.696%	EUR	(2,800,000)	Quarterly	(47,389)	(18,455)	(28,934)
Compass Group Plc 1.875%, 01/27/2023	6/20/2025	(1.000%)	0.574%		(5,300,000)	Quarterly	(126,219)	(65,431)	(60,788)
Credit Agricole S.A. 3.375%, 01/10/2022	6/20/2025	(1.000%)	0.658%		(4,150,000)	Quarterly	(79,099)	(20,590)	(58,509)
CSC Holdings LLC 10.875%, 10/15/2025	6/20/2025	(5.000%)	1.888%		$(850,000)	Quarterly	(122,536)	(117,703)	(4,833)
CVS Health Corp. 2.125%, 06/01/2021	6/20/2025	(1.000%)	0.460%		(2,250,000)	Quarterly	(59,685)	(49,624)	(10,061)
Darden Restaurants, Inc. 3.850%, 05/01/2027	6/20/2025	(1.000%)	0.813%		(10,000,000)	Quarterly	(90,537)	242,490	(333,027)
Deutsche Bank AG 0.148%, 12/07/2020	6/20/2025	(1.000%)	1.739%	EUR	(3,500,000)	Quarterly	137,760	253,992	(116,232)
Devon Energy Corp. 7.950%, 04/15/2032	6/20/2025	(1.000%)	1.591%		$(11,200,000)	Quarterly	310,358	1,138,930	(828,572)
DISH DBS Corp. 6.750%, 06/01/2021	6/20/2025	(5.000%)	4.405%		(350,000)	Quarterly	(8,727)	(15,003)	6,276
Domtar Corp. 4.400%, 04/01/2022	6/20/2025	(1.000%)	0.618%		(9,750,000)	Quarterly	(181,906)	(97,444)	(84,462)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	75

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF SWAPS at June 30, 2020 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
DR Horton, Inc. 4.750%, 02/15/2023	6/20/2025	(1.000%)	0.332%		$(3,450,000)	Quarterly	$(113,871)	$(81,687)	$(32,184)
Electrolux AB 1.000%, 12/05/2019	6/20/2025	(1.000%)	0.308%	EUR	(8,800,000)	Quarterly	(344,180)	(338,446)	(5,734)
Enbridge, Inc. 3.500%, 06/10/2024	6/20/2025	(1.000%)	0.980%		$(5,100,000)	Quarterly	(5,024)	39,340	(44,364)
Eni SpA 2.625%, 11/22/2021	6/20/2025	(1.000%)	0.881%	EUR	(1,000,000)	Quarterly	(6,552)	(10,628)	4,076
Expedia Group, Inc. 4.500%, 08/15/2024	6/20/2025	(1.000%)	2.315%		$(200,000)	Quarterly	11,974	8,560	3,414
Experian Finance Plc 3.500%, 10/15/2021	6/20/2025	(1.000%)	0.288%	EUR	(2,800,000)	Quarterly	(112,685)	(108,251)	(4,434)
Fiat Chrysler Automobiles N.V. 5.250%, 04/15/2023	6/20/2025	(5.000%)	3.250%		(5,950,000)	Quarterly	(521,281)	(264,524)	(256,757)
Ford Motor Co. 4.346%, 12/08/2026	6/20/2025	(5.000%)	5.303%		$(4,800,000)	Quarterly	58,790	691,125	(632,335)
General Electric Co. 2.700%, 10/09/2022	6/20/2025	(1.000%)	1.792%		(7,050,000)	Quarterly	259,490	399,817	(140,327)
Glencore Finance Europe Ltd. 1.875%, 09/13/2023	6/20/2025	(5.000%)	1.823%	EUR	(8,300,000)	Quarterly	(1,398,783)	(710,912)	(687,871)
Goldman Sachs Group, Inc. (The) 2.908%, 06/05/2023	6/20/2025	(1.000%)	0.815%		$(3,250,000)	Quarterly	(29,086)	(6,423)	(22,663)
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/2026	6/20/2025	(5.000%)	4.647%		(9,650,000)	Quarterly	(141,257)	499,361	(640,618)
Halliburton Co. 8.750%, 02/15/2021	6/20/2025	(1.000%)	1.266%		(9,600,000)	Quarterly	121,427	876,112	(754,685)
HCA, Inc. 5.875%, 02/15/2026	6/20/2025	(5.000%)	2.148%		(5,150,000)	Quarterly	(673,092)	(881,011)	207,919
Host Hotels & Resorts L.P. 4.750%, 03/01/2023	6/20/2025	(1.000%)	1.426%		(6,100,000)	Quarterly	122,664	276,882	(154,218)
Howmet Aerospace, Inc. 5.125%, 10/01/2024	12/20/2024	(1.000%)	2.714%		(3,500,000)	Quarterly	244,629	361,758	(117,129)
HP, Inc. 4.650%, 12/09/2021	6/20/2025	(1.000%)	0.513%		(6,550,000)	Quarterly	(156,514)	(165,308)	8,794
HSBC Holdings Plc 0.875%, 09/06/2024	6/20/2025	(1.000%)	0.635%	EUR	(9,300,000)	Quarterly	(189,303)	(25,709)	(163,594)
ING Groep N.V. 0.750%, 03/09/2022	6/20/2025	(1.000%)	0.637%		(9,500,000)	Quarterly	(191,992)	41,684	(233,676)
International Lease Finance Corp. 8.250%, 12/15/2020	6/20/2025	(5.000%)	1.493%		$(700,000)	Quarterly	(115,533)	(113,543)	(1,990)
International Paper Co. 7.500%, 08/15/2021	6/20/2025	(1.000%)	0.380%		(7,950,000)	Quarterly	(242,937)	(242,509)	(428)
ITV Plc 2.125%, 09/21/2022	6/20/2025	(5.000%)	1.737%	EUR	(2,450,000)	Quarterly	(425,680)	(346,686)	(78,994)
Kinder Morgan, Inc. 4.300%, 03/01/2028	6/20/2025	(1.000%)	0.616%		$(3,300,000)	Quarterly	(61,790)	(96,106)	34,316
Kohl’s Corp. 4.250%, 07/17/2025	6/20/2025	(1.000%)	3.599%		(11,000,000)	Quarterly	1,235,923	1,845,763	(609,840)

The accompanying notes are an integral part of these financial statements.

76	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF SWAPS at June 30, 2020 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Koninklijke KPN N.V. 5.625%, 09/30/2024	6/20/2025	(1.000%)	0.751%	EUR	(2,300,000)	Quarterly	$(31,719)	$(40,175)	$8,456
LafargeHolcim Ltd. 3.000%, 11/22/2022	6/20/2025	(1.000%)	0.815%		(2,800,000)	Quarterly	(28,714)	18,229	(46,943)
Lennar Corp. 4.750%, 04/01/2021	6/20/2025	(5.000%)	1.570%		$(2,500,000)	Quarterly	(402,382)	(401,385)	(997)
Lloyds Banking Group Plc 3.100%, 07/06/2021	6/20/2025	(1.000%)	0.739%	EUR	(8,100,000)	Quarterly	(117,442)	21,807	(139,249)
Loews Corp. 6.000%, 02/01/2035	6/20/2025	(1.000%)	0.229%		$(3,600,000)	Quarterly	(137,623)	(117,819)	(19,804)
Macy’s Retail Holdings, Inc. 3.450%, 01/15/2021	6/20/2025	(1.000%)	11.186%		(10,000,000)	Quarterly	3,310,338	3,100,000	210,338
Marks & Spencer Plc 3.000%, 12/08/2023	6/20/2025	(1.000%)	3.271%	EUR	(10,350,000)	Quarterly	1,175,912	1,800,011	(624,099)
Marriott International, Inc. 2.300%, 01/15/2022	6/20/2025	(1.000%)	1.733%		$(750,000)	Quarterly	25,611	29,606	(3,995)
MBIA, Inc. 6.625%, 10/01/2028	6/20/2025	(5.000%)	5.450%		(1,600,000)	Quarterly	28,940	19,449	9,491
McKesson Corp. 7.650%, 03/01/2027	6/20/2025	(1.000%)	0.483%		(9,200,000)	Quarterly	(233,660)	(305,390)	71,730
METRO AG 1.375%, 10/28/2021	6/20/2025	(1.000%)	1.833%	EUR	(9,950,000)	Quarterly	439,476	1,001,748	(562,272)
MGIC Investment Corp. 5.750%, 08/15/2023	6/20/2025	(5.000%)	2.957%		$(4,650,000)	Quarterly	(421,432)	(319,056)	(102,376)
Motorola Solutions, Inc. 7.500%, 05/15/2025	6/20/2025	(1.000%)	0.408%		(4,100,000)	Quarterly	(119,422)	(130,809)	11,387
Naturgy Capital Markets S.A. 5.125%, 11/02/2021	6/20/2025	(1.000%)	0.576%	EUR	(4,050,000)	Quarterly	(96,019)	(103,253)	7,234
Navient Corp. 5.500%, 01/25/2023	6/20/2025	(5.000%)	5.917%		$(2,850,000)	Quarterly	103,143	97,112	6,031
Next Group Plc 5.375%, 10/26/2021	6/20/2025	(1.000%)	1.989%	EUR	(3,100,000)	Quarterly	161,602	279,131	(117,529)
Nokia Oyj 1.000%, 03/15/2021	6/20/2025	(5.000%)	1.195%		(100,000)	Quarterly	(20,717)	(20,872)	155
Nordstrom, Inc. 6.950%, 03/15/2028	6/20/2025	(1.000%)	5.116%		$(7,550,000)	Quarterly	1,265,523	1,160,159	105,364
NRG Energy, Inc. 7.250%, 05/15/2026	6/20/2025	(5.000%)	2.030%		(2,100,000)	Quarterly	(287,203)	(328,574)	41,371
Olin Corp. 5.500%, 08/15/2022	6/20/2025	(1.000%)	4.291%		(8,900,000)	Quarterly	1,232,011	850,472	381,539
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.650%, 11/01/2024	6/20/2025	(1.000%)	0.343%		(8,650,000)	Quarterly	(280,382)	(301,095)	20,713
Pearson Funding Plc 1.375%, 05/06/2025	6/20/2025	(1.000%)	0.962%	EUR	(1,700,000)	Quarterly	(3,537)	2,783	(6,320)
Peugeot S.A. 2.375%, 04/14/2023	6/20/2025	(5.000%)	2.322%		(3,150,000)	Quarterly	(438,562)	(394,165)	(44,397)
PostNL N.V. 1.000%, 11/21/2024	6/20/2025	(1.000%)	0.576%		(9,000,000)	Quarterly	(213,039)	(57,299)	(155,740)
Publicis Groupe S.A. 1.125%, 12/16/2021	6/20/2025	(1.000%)	1.252%		(8,000,000)	Quarterly	109,370	215,656	(106,286)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	77

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF SWAPS at June 30, 2020 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
PulteGroup, Inc. 7.875%, 06/15/2032	6/20/2025	(5.000%)	1.363%		$(2,050,000)	Quarterly	$(352,845)	$(307,632)	$(45,213)
Renault S.A. 3.125%, 03/05/2021	6/20/2025	(1.000%)	2.722%	EUR	(9,950,000)	Quarterly	876,213	1,153,027	(276,814)
Repsol International Finance B.V. 2.250%, 12/10/2026	6/20/2025	(1.000%)	0.958%		(4,400,000)	Quarterly	(10,247)	129,078	(139,325)
Rexel S.A. 2.125%, 06/15/2025	6/20/2025	(5.000%)	1.576%		(1,250,000)	Quarterly	(229,395)	(138,072)	(91,323)
Rolls-Royce Plc 2.125%, 06/18/2021	6/20/2025	(1.000%)	4.279%		(10,050,000)	Quarterly	1,583,420	1,753,772	(170,352)
Royal Bank of Scotland Group Plc 2.000%, 03/04/2025	6/20/2025	(1.000%)	0.829%		(9,450,000)	Quarterly	(89,534)	181,601	(271,135)
RR Donnelley & Sons Co. 7.875%, 03/15/2021	6/20/2025	(5.000%)	11.392%		$(6,000,000)	Quarterly	1,237,260	1,347,500	(110,240)
Ryder System, Inc. 3.875%, 12/01/2023	6/20/2025	(1.000%)	0.836%		(10,000,000)	Quarterly	(79,271)	336,614	(415,885)
SES S.A. 4.750%, 03/11/2021	6/20/2025	(1.000%)	1.251%	EUR	(6,700,000)	Quarterly	91,492	195,867	(104,375)
Shell International Finance B.V. 0.750%, 05/12/2024	6/20/2025	(1.000%)	0.675%		(6,400,000)	Quarterly	(115,731)	21,464	(137,195)
Sherwin-Williams Co. (The) 7.375%, 02/01/2027	6/20/2025	(1.000%)	0.385%		$(2,600,000)	Quarterly	(78,794)	(76,172)	(2,622)
Simon Property Group L.P. 2.750%, 06/01/2023	6/20/2025	(1.000%)	1.645%		(10,500,000)	Quarterly	316,774	822,335	(505,561)
Societe Generale S.A. 3.250%, 01/12/2022	6/20/2025	(1.000%)	0.894%	EUR	(5,250,000)	Quarterly	(30,549)	7,753	(38,302)
Springleaf Finance Corp. 7.750%, 10/01/2021	6/20/2025	(5.000%)	4.331%		$(1,350,000)	Quarterly	(37,954)	(33,924)	(4,030)
Standard Chartered Plc 2.250%, 04/17/2020	6/20/2025	(1.000%)	0.682%	EUR	(4,300,000)	Quarterly	(76,013)	47,601	(123,614)
Standard Chartered Plc 1.510%, 09/10/2022	6/20/2025	(1.000%)	0.682%		(1,900,000)	Quarterly	(33,587)	(4,157)	(29,430)
Stora Enso Oyj 2.125%, 06/16/2023	6/20/2025	(5.000%)	0.789%		(200,000)	Quarterly	(46,642)	(47,711)	1,069
Sudzucker International Finance B.V. 1.250%, 11/29/2023	6/20/2025	(1.000%)	1.052%		(2,950,000)	Quarterly	8,463	76,865	(68,402)
Teck Resources Ltd. 6.125%, 10/01/2035	6/20/2025	(5.000%)	1.414%		$(7,100,000)	Quarterly	(1,202,398)	(800,436)	(401,962)
Telecom Italia SpA 3.625%, 01/19/2024	6/20/2025	(1.000%)	2.126%	EUR	(3,050,000)	Quarterly	179,955	267,932	(87,977)
Telefonaktiebolaget LM Ericsson 4.125%, 05/15/2022	6/20/2025	(1.000%)	0.876%		(250,000)	Quarterly	(1,705)	(689)	(1,016)
Telefonica Emisiones S.A. 1.528%, 01/17/2025	6/20/2025	(1.000%)	0.884%		(8,350,000)	Quarterly	(53,249)	107,553	(160,802)
Tesco Plc 6.125%, 02/24/2022	6/20/2025	(1.000%)	0.822%		(3,050,000)	Quarterly	(29,997)	1,799	(31,796)
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/2021	6/20/2025	(1.000%)	4.146%		$(250,000)	Quarterly	33,265	35,000	(1,735)

The accompanying notes are an integral part of these financial statements.

78	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF SWAPS at June 30, 2020 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
thyssenkrupp AG 2.500%, 02/25/2025	6/20/2025	(1.000%)	3.431%	EUR	(11,250,000)	Quarterly	$1,359,452	$2,141,541	$(782,089)
UniCredit SpA 2.125%, 10/24/2026	6/20/2025	(1.000%)	1.253%		(6,600,000)	Quarterly	90,764	251,474	(160,710)
Universal Health Services, Inc. 5.000%, 06/01/2026	6/20/2025	(5.000%)	0.756%		$(1,050,000)	Quarterly	(216,240)	(227,020)	10,780
Valeo S.A. 3.250%, 01/22/2024	6/20/2025	(1.000%)	2.093%	EUR	(300,000)	Quarterly	17,207	17,439	(232)
Verizon Communications, Inc. 4.125%, 03/16/2027	6/20/2025	(1.000%)	0.690%		$(2,500,000)	Quarterly	(37,729)	(9,889)	(27,840)
Volkswagen International Finance N.V. 0.500%, 03/30/2021	6/20/2025	(1.000%)	1.247%	EUR	(3,900,000)	Quarterly	52,298	126,322	(74,024)
Wells Fargo & Co. 3.069%, 01/24/2023	6/20/2025	(1.000%)	0.750%		$(6,800,000)	Quarterly	(82,375)	(55,151)	(27,224)
Wendel SE 2.750%, 10/02/2024	6/20/2025	(5.000%)	0.729%	EUR	(900,000)	Quarterly	(213,397)	(214,558)	1,161
Weyerhaeuser Co. 7.125%, 07/15/2023	6/20/2025	(1.000%)	0.343%		$(1,500,000)	Quarterly	(48,680)	(37,588)	(11,092)
WPP Finance S.A. 2.250%, 09/22/2026	6/20/2025	(1.000%)	1.216%	EUR	(4,100,000)	Quarterly	48,107	228,775	(180,668)
Xerox Corp. 3.800%, 05/15/2024	6/20/2025	(1.000%)	3.463%		$(4,800,000)	Quarterly	513,713	405,063	108,650

Total Buy Protection							$1,379,195	$22,762,772	$(21,383,577)

Sell Protection
Accor S.A. 2.625%, 02/05/2021	6/20/2025	1.000%	2.188%	EUR	9,850,000	Quarterly	$(611,598)	$(787,162)	$175,564
Aegon N.V. 6.125%, 12/15/2031	6/20/2025	1.000%	0.854%		9,200,000	Quarterly	74,410	(169,339)	243,749
AES Corp. (The) 4.875%, 05/15/2023	12/20/2024	5.000%	2.000%		$6,250,000	Quarterly	784,747	1,311,626	(526,879)
Airbus Finance B.V. 2.375%, 04/02/2024	6/20/2025	1.000%	1.150%	EUR	250,000	Quarterly	(2,039)	(1,377)	(662)
American Axle & Manufacturing, Inc. 6.625%, 10/15/2022	6/20/2025	5.000%	5.010%		$3,050,000	Quarterly	(1,216)	(224,718)	223,502
Amgen, Inc. 3.625%, 05/22/2024	6/20/2025	1.000%	0.313%		9,550,000	Quarterly	324,178	321,168	3,010
Amkor Technology, Inc. 6.625%, 09/15/2027	6/20/2025	5.000%	1.140%		1,000,000	Quarterly	184,327	176,882	7,445
Anglo American Capital Plc 4.125%, 04/15/2021	6/20/2025	5.000%	1.211%	EUR	7,700,000	Quarterly	1,587,412	1,322,696	264,716
Apache Corp. 3.250%, 04/15/2022	6/20/2025	1.000%	3.118%		$7,050,000	Quarterly	(657,947)	(705,500)	47,553
ArcelorMittal S.A. 1.000%, 05/19/2023	6/20/2025	5.000%	2.658%	EUR	6,350,000	Quarterly	762,735	(49,831)	812,566
Assicurazioni Generali SpA 5.125%, 09/16/2024	6/20/2025	1.000%	0.882%		9,250,000	Quarterly	59,999	(224,182)	284,181

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	79

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF SWAPS at June 30, 2020 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
AT&T, Inc. 3.800%, 02/15/2027	6/20/2025	1.000%	1.146%		$10,700,000	Quarterly	$(74,778)	$(534,032)	$459,254
AutoZone, Inc. 2.500%, 04/15/2021	6/20/2025	1.000%	0.270%		4,400,000	Quarterly	159,036	90,003	69,033
Avnet, Inc. 4.875%, 12/01/2022	6/20/2025	1.000%	0.600%		1,500,000	Quarterly	29,341	39,032	(9,691)
Banco Santander S.A. 1.375%, 02/09/2022	6/20/2025	1.000%	1.007%	EUR	100,000	Quarterly	(39)	831	(870)
Barclays Plc 1.500%, 04/01/2022	6/20/2025	1.000%	0.937%		1,650,000	Quarterly	5,731	(2,721)	8,452
BAT International Finance Plc 2.375%, 01/19/2023	6/20/2025	1.000%	0.758%		9,150,000	Quarterly	122,887	(117,121)	240,008
Bayer AG 1.875%, 01/25/2021	6/20/2025	1.000%	0.549%		6,400,000	Quarterly	161,338	86,905	74,433
Beazer Homes USA, Inc. 6.750%, 03/15/2025	6/20/2025	5.000%	4.407%		$5,400,000	Quarterly	134,034	(999,000)	1,133,034
Best Buy Co., Inc. 5.500%, 03/15/2021	6/20/2025	5.000%	0.606%		5,800,000	Quarterly	1,244,206	1,208,440	35,766
Block Financial LLC 5.500%, 11/01/2022	6/20/2025	5.000%	0.855%		2,600,000	Quarterly	520,730	550,715	(29,985)
BMW Finance N.V. 0.125%, 01/12/2021	6/20/2025	1.000%	0.721%	EUR	8,350,000	Quarterly	129,207	(122,358)	251,565
Boston Scientific Corp. 3.450%, 03/01/2024	6/20/2025	1.000%	0.376%		$1,500,000	Quarterly	46,140	43,048	3,092
British Telecommunications Plc 5.750%, 12/07/2028	6/20/2025	1.000%	0.992%	EUR	2,550,000	Quarterly	1,179	(20,363)	21,542
Campbell Soup Co. 4.150%, 03/15/2028	6/20/2025	1.000%	0.331%		$9,500,000	Quarterly	313,762	309,537	4,225
Canadian Natural Resources Ltd. 3.450%, 11/15/2021	6/20/2025	1.000%	0.931%		6,050,000	Quarterly	20,043	(574,212)	594,255
Carrefour S.A. 1.250%, 06/03/2025	6/20/2025	1.000%	0.683%	EUR	8,600,000	Quarterly	151,820	(9,833)	161,653
CDX North America HIgh Yield Index Series 34 5.000%, 06/20/2025	6/20/2025	5.000%	5.165%		$89,813,000	Quarterly	(632,094)	(5,797,128)	5,165,034
Centrica Plc 6.375%, 03/10/2022	6/20/2025	1.000%	1.512%	EUR	3,200,000	Quarterly	(88,068)	(138,474)	50,406
CenturyLink, Inc. 7.500%, 04/01/2024	6/20/2025	1.000%	3.661%		$3,300,000	Quarterly	(378,653)	(420,805)	42,152
Cie de Saint-Gobain 0.875%, 09/21/2023	6/20/2025	1.000%	0.605%	EUR	1,600,000	Quarterly	35,231	13,153	22,078
CIT Group, Inc. 5.000%, 08/15/2022	6/20/2025	5.000%	2.498%		$2,400,000	Quarterly	271,263	189,123	82,140
Clariant AG 1.125%, 04/15/2026	6/20/2025	1.000%	0.696%	EUR	9,050,000	Quarterly	153,170	61,385	91,785
Conagra Brands, Inc. 7.000%, 10/01/2028	6/20/2025	1.000%	0.364%		$2,050,000	Quarterly	64,329	61,246	3,083
CSC Holdings LLC 10.875%, 10/15/2025	6/20/2025	5.000%	1.888%		850,000	Quarterly	122,537	125,229	(2,692)

The accompanying notes are an integral part of these financial statements.

80	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF SWAPS at June 30, 2020 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
CVS Health Corp. 2.125%, 06/01/2021	6/20/2025	1.000%	0.460%		$8,700,000	Quarterly	$230,781	$175,343	$55,438
Daimler AG 1.400%, 01/12/2024	6/20/2025	1.000%	1.014%	EUR	5,150,000	Quarterly	(4,026)	(129,345)	125,319
Danske Bank A/S 0.875%, 05/22/2023	6/20/2025	1.000%	0.867%		950,000	Quarterly	6,952	4,709	2,243
Darden Restaurants, Inc. 3.850%, 05/01/2027	6/20/2025	1.000%	0.813%		$4,600,000	Quarterly	41,647	(22,621)	64,268
Deutsche Bank AG 0.148%, 12/07/2020	6/20/2025	1.000%	1.739%	EUR	10,100,000	Quarterly	(397,538)	(871,089)	473,551
Devon Energy Corp. 7.950%, 04/15/2032	6/20/2025	1.000%	1.591%		$6,650,000	Quarterly	(184,275)	(293,503)	109,228
DISH DBS Corp. 6.750%, 06/01/2021	6/20/2025	5.000%	4.405%		7,000,000	Quarterly	174,530	(168,616)	343,146
Domtar Corp. 4.400%, 04/01/2022	6/20/2025	1.000%	0.618%		2,950,000	Quarterly	55,038	66,750	(11,712)
Dow Chemical Co. (The) 7.375%, 11/01/2029	6/20/2025	1.000%	0.901%		2,150,000	Quarterly	10,250	7,073	3,177
DR Horton, Inc. 4.750%, 02/15/2023	6/20/2025	1.000%	0.332%		9,700,000	Quarterly	320,160	175,645	144,515
Electricite de France S.A. 5.625%, 02/21/2033	6/20/2025	1.000%	0.592%	EUR	6,200,000	Quarterly	141,405	100,919	40,486
Electrolux AB 1.995%, 04/06/2023	6/20/2025	1.000%	0.308%		2,750,000	Quarterly	107,556	112,215	(4,659)
Enbridge, Inc. 3.500%, 06/10/2024	6/20/2025	1.000%	0.980%		$10,300,000	Quarterly	10,147	(521,580)	531,727
Enel SpA 5.250%, 05/20/2024	6/20/2025	1.000%	0.642%	EUR	1,850,000	Quarterly	36,942	26,578	10,364
Eni SpA 2.625%, 11/22/2021	6/20/2025	1.000%	0.881%		5,300,000	Quarterly	34,724	(112,624)	147,348
Expedia Group, Inc. 4.500%, 08/15/2024	6/20/2025	1.000%	2.315%		$7,750,000	Quarterly	(463,979)	(855,583)	391,604
Experian Finance Plc 3.500%, 10/15/2021	6/20/2025	1.000%	0.288%	EUR	8,100,000	Quarterly	325,980	330,696	(4,716)
Fiat Chrysler Automobiles N.V. 5.250%, 04/15/2023	6/20/2025	5.000%	3.250%		300,000	Quarterly	26,283	37,973	(11,690)
Freeport-McMoRan, Inc. 3.550%, 03/01/2022	6/20/2025	1.000%	2.719%		$3,250,000	Quarterly	(250,097)	(321,885)	71,788
General Electric Co. 2.700%, 10/09/2022	6/20/2025	1.000%	1.792%		9,350,000	Quarterly	(344,146)	(349,471)	5,325
General Motors Co. 4.875%, 10/02/2023	6/20/2025	5.000%	2.014%		3,600,000	Quarterly	495,216	254,626	240,590
Glencore Finance Europe Ltd. 1.875%, 09/13/2023	6/20/2025	5.000%	1.823%	EUR	2,700,000	Quarterly	455,026	346,341	108,685
Goldman Sachs Group, Inc. (The) 2.908%, 06/05/2023	6/20/2025	1.000%	0.815%		$10,100,000	Quarterly	90,390	(198,721)	289,111
Goodyear Tire & Rubber Co. (The) 5.000%, 05/31/2026	6/20/2025	5.000%	4.647%		5,750,000	Quarterly	84,169	(104,109)	188,278

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	81

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF SWAPS at June 30, 2020 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Halliburton Co. 8.750%, 02/15/2021	6/20/2025	1.000%	1.266%		$11,450,000	Quarterly	$(144,830)	$(460,693)	$315,863
Hess Corp. 3.500%, 07/15/2024	6/20/2025	1.000%	1.394%		5,600,000	Quarterly	(104,343)	(490,965)	386,622
Howmet Aerospace, Inc. 5.125%, 10/01/2024	12/20/2024	1.000%	2.714%		8,400,000	Quarterly	(587,113)	(7,798)	(579,315)
HSBC Holdings Plc 0.875%, 09/06/2024	6/20/2025	1.000%	0.635%	EUR	3,000,000	Quarterly	61,065	29,830	31,235
Iberdrola International B.V. 2.875%, 11/11/2020	6/20/2025	1.000%	0.459%		1,500,000	Quarterly	45,585	43,093	2,492
Imperial Brands Finance Plc 1.375%, 01/27/2025	6/20/2025	1.000%	0.866%		6,350,000	Quarterly	46,881	(8,650)	55,531
ING Groep N.V. 0.750%, 03/09/2022	6/20/2025	1.000%	0.637%		3,600,000	Quarterly	72,755	64,268	8,487
International Paper Co. 7.500%, 08/15/2021	6/20/2025	1.000%	0.380%		$1,100,000	Quarterly	33,614	39,095	(5,481)
Intesa Sanpaolo SpA 1.750%, 03/20/2028	6/20/2025	1.000%	1.204%	EUR	900,000	Quarterly	(10,006)	(6,009)	(3,997)
KB Home 7.000%, 12/15/2021	6/20/2025	5.000%	2.375%		$3,750,000	Quarterly	446,974	388,343	58,631
Kohl’s Corp. 4.250%, 07/17/2025	6/20/2025	1.000%	3.599%		3,000,000	Quarterly	(337,070)	(278,481)	(58,589)
Koninklijke KPN N.V. 5.625%, 09/30/2024	6/20/2025	1.000%	0.751%	EUR	8,250,000	Quarterly	113,778	186,555	(72,777)
Kraft Heinz Foods Co. 6.375%, 07/15/2028	6/20/2025	1.000%	1.129%		$6,850,000	Quarterly	(42,186)	28,348	(70,534)
LafargeHolcim Ltd. 3.000%, 11/22/2022	6/20/2025	1.000%	0.815%	EUR	9,100,000	Quarterly	93,323	(148,117)	241,440
Lennar Corp. 4.750%, 04/01/2021	6/20/2025	5.000%	1.570%		$8,200,000	Quarterly	1,319,811	952,809	367,002
Lloyds Banking Group Plc 3.100%, 07/06/2021	6/20/2025	1.000%	0.739%	EUR	1,800,000	Quarterly	26,098	4,949	21,149
Macy’s Retail Holdings, Inc. 3.450%, 01/15/2021	6/20/2025	1.000%	11.186%		$5,750,000	Quarterly	(1,903,443)	(1,809,000)	(94,443)
Marathon Petroleum Corp. 3.625%, 09/15/2024	6/20/2025	5.000%	0.899%		5,850,000	Quarterly	1,157,338	824,281	333,057
Marks & Spencer Plc 3.000%, 12/08/2023	6/20/2025	1.000%	3.271%	EUR	3,500,000	Quarterly	(397,652)	(540,233)	142,581
Marriott International, Inc. 2.300%, 01/15/2022	6/20/2025	1.000%	1.733%		$5,850,000	Quarterly	(199,771)	(358,422)	158,651
MBIA, Inc. 6.625%, 10/01/2028	6/20/2025	5.000%	5.450%		8,800,000	Quarterly	(159,168)	868,039	(1,027,207)
McDonald’s Corp. 2.750%, 12/09/2020	6/20/2025	1.000%	0.260%		4,350,000	Quarterly	159,448	115,785	43,663
McKesson Corp. 7.650%, 03/01/2027	6/20/2025	1.000%	0.483%		2,300,000	Quarterly	58,415	78,140	(19,725)
MDC Holdings, Inc. 5.500%, 01/15/2024	6/20/2025	1.000%	1.282%		1,750,000	Quarterly	(23,440)	(58,560)	35,120

The accompanying notes are an integral part of these financial statements.

82	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF SWAPS at June 30, 2020 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Meritor, Inc. 6.250%, 02/15/2024	6/20/2025	5.000%	2.667%		$4,950,000	Quarterly	$518,308	$483,008	$35,300
METRO AG 1.375%, 10/28/2021	6/20/2025	1.000%	1.833%	EUR	3,250,000	Quarterly	(143,547)	(267,034)	123,487
Michelin Luxembourg SCS 1.125%, 05/28/2022	6/20/2025	1.000%	0.444%		4,200,000	Quarterly	131,152	67,765	63,387
Motorola Solutions, Inc. 7.500%, 05/15/2025	6/20/2025	1.000%	0.408%		$9,200,000	Quarterly	267,969	305,390	(37,421)
Next Group Plc 5.375%, 10/26/2021	6/20/2025	1.000%	1.989%	EUR	9,800,000	Quarterly	(510,870)	(1,000,003)	489,133
Nokia Oyj 1.000%, 03/15/2021	6/20/2025	5.000%	1.195%		5,400,000	Quarterly	1,118,700	993,523	125,177
NRG Energy, Inc. 7.250%, 05/15/2026	6/20/2025	5.000%	2.030%		$5,100,000	Quarterly	697,494	796,410	(98,916)
Occidental Petroleum Corp. 5.550%, 03/15/2026	6/20/2025	1.000%	6.454%		1,150,000	Quarterly	(242,573)	(327,750)	85,177
Olin Corp. 5.500%, 08/15/2022	6/20/2025	1.000%	4.291%		1,800,000	Quarterly	(249,170)	(232,380)	(16,790)
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.650%, 11/01/2024	6/20/2025	1.000%	0.343%		2,000,000	Quarterly	64,828	74,791	(9,963)
Ovintiv, Inc. 3.900%, 11/15/2021	6/20/2025	1.000%	3.258%		4,950,000	Quarterly	(489,860)	(809,375)	319,515
Peugeot S.A. 2.375%, 04/14/2023	6/20/2025	5.000%	2.322%	EUR	5,400,000	Quarterly	751,822	586,909	164,913
PostNL N.V. 1.000%, 11/21/2024	6/20/2025	1.000%	0.576%		6,200,000	Quarterly	146,761	133,961	12,800
Publicis Groupe S.A. 1.125%, 12/16/2021	6/20/2025	1.000%	1.252%		1,500,000	Quarterly	(20,507)	(51,394)	30,887
Renault S.A. 3.125%, 03/05/2021	6/20/2025	1.000%	2.722%		3,200,000	Quarterly	(281,798)	(318,515)	36,717
Rite Aid Corp. 7.700%, 02/15/2027	6/20/2025	5.000%	7.307%		$4,550,000	Quarterly	(393,001)	(819,000)	425,999
Rolls-Royce Plc 2.125%, 06/18/2021	6/20/2025	1.000%	4.279%	EUR	2,700,000	Quarterly	(425,396)	(485,630)	60,234
Royal Bank of Scotland Group Plc 2.000%, 03/04/2025	6/20/2025	1.000%	0.829%		3,150,000	Quarterly	29,846	(11,441)	41,287
RR Donnelley & Sons Co. 7.875%, 03/15/2021	6/20/2025	5.000%	11.392%		$1,250,000	Quarterly	(257,763)	(381,250)	123,487
Ryder System, Inc. 3.875%, 12/01/2023	6/20/2025	1.000%	0.836%		4,350,000	Quarterly	34,482	(63,516)	97,998
SES S.A. 4.750%, 03/11/2021	6/20/2025	1.000%	1.251%	EUR	250,000	Quarterly	(3,414)	(4,103)	689
Shell International Finance B.V. 0.750%, 05/12/2024	6/20/2025	1.000%	0.675%		150,000	Quarterly	2,712	3,524	(812)
Sherwin-Williams Co. (The) 7.375%, 02/01/2027	6/20/2025	1.000%	0.385%		$9,500,000	Quarterly	287,899	250,285	37,614
Simon Property Group L.P. 2.750%, 06/01/2023	6/20/2025	1.000%	1.645%		3,100,000	Quarterly	(93,524)	(228,716)	135,192

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	83

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF SWAPS at June 30, 2020 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2020	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Southwest Airlines Co. 2.650%, 11/05/2020	6/20/2025	1.000%	2.194%		$750,000	Quarterly	$(40,964)	$(64,167)	$23,203
Springleaf Finance Corp. 7.750%, 10/01/2021	6/20/2025	5.000%	4.331%		6,000,000	Quarterly	168,686	(570,000)	738,686
Stora Enso Oyj 2.125%, 06/16/2023	6/20/2025	5.000%	0.789%	EUR	5,400,000	Quarterly	1,259,332	1,103,461	155,871
Sudzucker International Finance B.V. 1.250%, 11/29/2023	6/20/2025	1.000%	1.052%		9,350,000	Quarterly	(26,821)	(249,581)	222,760
Teck Resources Ltd. 6.125%, 10/01/2035	6/20/2025	5.000%	1.414%		$2,950,000	Quarterly	499,588	496,595	2,993
Telecom Italia SpA 3.625%, 01/19/2024	6/20/2025	1.000%	2.126%	EUR	9,700,000	Quarterly	(572,319)	(702,348)	130,029
Telefonaktiebolaget LM Ericsson 4.125%, 05/15/2022	6/20/2025	1.000%	0.876%		6,450,000	Quarterly	43,996	(130,599)	174,595
Telefonica Emisiones S.A. 1.528%, 01/17/2025	6/20/2025	1.000%	0.884%		2,100,000	Quarterly	13,392	3,438	9,954
Tesco Plc 6.125%, 02/24/2022	6/20/2025	1.000%	0.822%		9,300,000	Quarterly	91,467	(51,354)	142,821
thyssenkrupp AG 2.500%, 02/25/2025	6/20/2025	1.000%	3.431%		4,250,000	Quarterly	(513,571)	(770,408)	256,837
Toll Brothers Finance Corp. 4.375%, 04/15/2023	6/20/2025	1.000%	1.825%		$4,500,000	Quarterly	(172,372)	(360,765)	188,393
UniCredit SpA 2.125%, 10/24/2026	6/20/2025	1.000%	1.253%	EUR	400,000	Quarterly	(5,501)	(2,431)	(3,070)
United Rentals North America, Inc. 5.500%, 07/15/2025	6/20/2025	5.000%	1.465%		$1,000,000	Quarterly	166,582	167,398	(816)
United States Steel Corp. 6.650%, 06/01/2037	6/20/2025	5.000%	16.480%		3,300,000	Quarterly	(1,028,482)	(862,188)	(166,294)
Valeo S.A. 3.250%, 01/22/2024	6/20/2025	1.000%	2.093%	EUR	6,950,000	Quarterly	(398,642)	(743,460)	344,818
Verizon Communications, Inc. 4.125%, 03/16/2027	6/20/2025	1.000%	0.690%		$9,500,000	Quarterly	143,369	119,207	24,162
Vivendi S.A. 0.750%, 05/26/2021	6/20/2025	1.000%	0.566%	EUR	1,150,000	Quarterly	27,874	27,659	215
Vodafone Group Plc 1.750%, 08/25/2023	6/20/2025	1.000%	0.687%		6,200,000	Quarterly	107,814	57,166	50,648
Volkswagen International Finance N.V. 0.500%, 03/30/2021	6/20/2025	1.000%	1.247%		9,900,000	Quarterly	(132,754)	(720,028)	587,274
Volvo Treasury AB 0.254%, 02/08/2021	6/20/2025	1.000%	0.617%		1,950,000	Quarterly	41,705	32,511	9,194
Williams Cos., Inc. (The) 4.550%, 06/24/2024	6/20/2025	1.000%	0.848%		$2,150,000	Quarterly	15,854	(117,028)	132,882
Yum! Brands, Inc. 3.875%, 11/01/2020	6/20/2025	1.000%	1.342%		1,250,000	Quarterly	(20,224)	(30,283)	10,059

Total Sell Protection							$6,355,117	$(12,512,555)	$18,867,672

Total							$7,734,312	$10,250,217	$(2,515,905)

(1)

For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

The accompanying notes are an integral part of these financial statements.

84	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF SWAPS at June 30, 2020 (Unaudited) (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)

(2)

For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)

For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America High Yield Index Series 34.

(4)	Notional amounts are denominated in foreign currency where indicated.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS
Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2020	Notional Amount(1)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
Mexico Government International Bond 4.150%, 03/28/2027	6/20/2025	Bank of America N.A.	(1.000%)	1.547%		$(5,710,000)	Quarterly	$155,738	$534,002	$(378,264)
China Government International Bond 7.500%, 10/28/2027	6/20/2025	Morgan Stanley & Co.	(1.000%)	0.499%		(5,600,000)	Quarterly	(138,723)	(120,342)	(18,381)
Enel SpA 5.250%, 05/20/2024	12/20/2023	Morgan Stanley & Co.	(1.000%)	0.480%	EUR	(1,660,000)	Quarterly	(34,094)	11,424	(45,518)

Total Buy Protection								$(17,079)	$425,084	$(442,163)

Sell Protection
ADLER Real Estate AG 1.500%, 12/06/2021	6/20/2025	JPMorgan Chase Bank N.A.	5.000%	2.664%	EUR	3,600,000	Quarterly	$431,075	$268,363	$162,712
Altice Finco S.A. 4.750%, 01/15/2028	6/20/2025	JPMorgan Chase Bank N.A.	5.000%	3.799%		5,950,000	Quarterly	349,878	184,101	165,777
EDP Finance B.V. 1.875%, 09/29/2023	6/20/2025	JPMorgan Chase Bank N.A.	1.000%	0.623%		6,100,000	Quarterly	128,265	101,891	26,374
Elis S.A. 1.750%, 04/11/2024	6/20/2025	JPMorgan Chase Bank N.A.	5.000%	3.387%		4,650,000	Quarterly	373,319	61,216	312,103
Intrum AB 3.125%, 07/15/2024	6/20/2025	JPMorgan Chase Bank N.A.	5.000%	7.228%		1,950,000	Quarterly	(186,138)	(301,090)	114,952
Netflix, Inc. 4.875%, 06/15/2030	6/20/2025	JPMorgan Chase Bank N.A.	5.000%	1.487%		$5,800,000	Quarterly	959,267	1,198,753	(239,486)
Premier Foods Finance Plc 5.668%, 07/15/2022	6/20/2025	JPMorgan Chase Bank N.A.	5.000%	1.775%	EUR	800,000	Quarterly	137,169	102,339	34,830
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/2021	6/20/2025	JPMorgan Chase Bank N.A.	1.000%	4.146%		$5,450,000	Quarterly	(725,182)	(763,000)	37,818

Total Sell Protection								$1,467,653	$852,573	$615,080

Total								$1,450,574	$1,277,657	$172,917

(1)	Notional amounts are denominated in foreign currency where indicated.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	85

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF SWAPS at June 30, 2020 (Unaudited) (Continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Referenced Obligation	Maturity Date	Counterparty	Fund Pays/ Receives Floating Rate	Floating Rate Index and Spread	Notional Amount	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid (Received)	Unrealized Apreciation
iBoxx USD Liquid High Yield Index USD	9/20/2020	JPMorgan Chase Bank N.A.	Receives	3 Month USD LIBOR + 0.000%	$140,000,000	Quarterly	$3,340,202	$—	$3,340,202
BorgWarner, Inc. USD	1/31/2021	Morgan Stanley & Co.	Receives	1 Month USD LIBOR - 0.400%	7,184,327	Monthly	—	—	—
Match Group, Inc. USD	5/31/2021	Morgan Stanley & Co.	Receives	1 Month USD LIBOR - 0.400%	2,688,775	Monthly	—	—	—

Total							$3,340,202	$—	$3,340,202

SCHEDULE OF WRITTEN OPTIONS at June 30, 2020 (Unaudited)
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Abbvie, Inc.	Morgan Stanley & Co.	$105.00	8/21/2020	(3)	$(29,454)	$(456)	$(392)	$(64)
Accenture Plc	Morgan Stanley & Co.	215.00	8/21/2020	(1)	(21,472)	(850)	(423)	(427)
Activision Blizzard, Inc.	Morgan Stanley & Co.	82.50	8/21/2020	(4)	(30,360)	(696)	(955)	259
AES Corp. (The)	Morgan Stanley & Co.	16.00	8/21/2020	(8)	(11,592)	(320)	(196)	(124)
Allstate Corp. (The)	Morgan Stanley & Co.	105.00	8/21/2020	(2)	(19,398)	(340)	(495)	155
Altria Group, Inc.	Morgan Stanley & Co.	45.00	8/21/2020	(4)	(15,700)	(132)	(231)	99
American Tower Corp.	Morgan Stanley & Co.	280.00	8/21/2020	(1)	(25,854)	(428)	(707)	279
Amerisourcebergen Corp.	Morgan Stanley & Co.	110.00	8/21/2020	(2)	(20,154)	(330)	(433)	103
Amgen, Inc.	Morgan Stanley & Co.	250.00	8/21/2020	(1)	(23,586)	(515)	(587)	72
Anthem, Inc.	Morgan Stanley & Co.	300.00	8/21/2020	(1)	(26,298)	(310)	(387)	77
Applied Materials, Inc.	Morgan Stanley & Co.	70.00	8/21/2020	(6)	(36,270)	(504)	(772)	268
AT&T, Inc.	Morgan Stanley & Co.	33.00	8/21/2020	(9)	(27,207)	(315)	(375)	60
Best Buy Co., Inc.	Morgan Stanley & Co.	90.00	8/21/2020	(4)	(34,908)	(1,740)	(1,123)	(617)
Bristol-Myers Squibb Co.	Morgan Stanley & Co.	62.50	8/21/2020	(3)	(17,640)	(396)	(245)	(151)
Broadcom, Inc.	Morgan Stanley & Co.	350.00	8/21/2020	(1)	(31,561)	(354)	(387)	33
Cisco Systems, Inc.	Morgan Stanley & Co.	50.00	8/21/2020	(4)	(18,656)	(336)	(267)	(69)
CSX Corp.	Morgan Stanley & Co.	80.00	8/21/2020	(2)	(13,948)	(128)	(91)	(37)
Dollar General Corp.	Morgan Stanley & Co.	200.00	8/21/2020	(1)	(19,051)	(279)	(367)	88
DR Horton, Inc.	Morgan Stanley & Co.	65.00	8/21/2020	(6)	(33,270)	(468)	(616)	148
Duke Energy Corp.	Morgan Stanley & Co.	92.50	8/21/2020	(2)	(15,978)	(32)	(117)	85
Ebay, Inc.	Morgan Stanley & Co.	50.00	8/21/2020	(3)	(15,735)	(1,320)	(704)	(616)
Eli Lilly And Co.	Morgan Stanley & Co.	170.00	8/21/2020	(1)	(16,418)	(535)	(382)	(153)
Fox Corp.	Morgan Stanley & Co.	33.00	8/21/2020	(4)	(10,728)	(110)	(155)	45
Home Depot Inc. (The)	Morgan Stanley & Co.	275.00	8/21/2020	(1)	(25,051)	(255)	(302)	47
Honeywell International, Inc.	Morgan Stanley & Co.	165.00	8/21/2020	(1)	(14,459)	(100)	(89)	(11)
HP, Inc.	Morgan Stanley & Co.	20.00	8/21/2020	(21)	(36,603)	(735)	(609)	(126)
Intel Corp.	Morgan Stanley & Co.	67.50	8/21/2020	(3)	(17,949)	(165)	(248)	83
Intercontinental Exchange, Inc.	Morgan Stanley & Co.	100.00	8/21/2020	(3)	(27,480)	(240)	(563)	323
Intuit, Inc.	Morgan Stanley & Co.	310.00	8/21/2020	(1)	(29,619)	(895)	(717)	(178)
Johnson & Johnson	Morgan Stanley & Co.	155.00	8/21/2020	(2)	(28,126)	(150)	(281)	131
Johnson Controls International	Morgan Stanley & Co.	39.00	8/21/2020	(7)	(23,898)	(326)	(376)	50

The accompanying notes are an integral part of these financial statements.

86	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund)

SCHEDULE OF WRITTEN OPTIONS at June 30, 2020 (Unaudited) (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
Kimberly-Clark Corp.	Morgan Stanley & Co.	$150.00	8/21/2020	(1)	$(14,135)	$(175)	$(252)	$77
Kinder Morgan, Inc.	Morgan Stanley & Co.	18.00	8/21/2020	(11)	(16,687)	(66)	(140)	74
Lam Research Corp.	Morgan Stanley & Co.	375.00	8/21/2020	(1)	(32,346)	(600)	(617)	17
Leidos Holdings, Inc.	Morgan Stanley & Co.	110.00	8/21/2020	(1)	(9,367)	(62)	(138)	76
Lincoln National Corp.	Morgan Stanley & Co.	50.00	8/21/2020	(2)	(7,358)	(78)	(177)	99
Lowe’s Cos., Inc.	Morgan Stanley & Co.	150.00	8/21/2020	(3)	(40,536)	(489)	(551)	62
Mastercard, Inc.	Morgan Stanley & Co.	340.00	8/21/2020	(1)	(29,570)	(120)	(337)	217
Merck & Co., Inc.	Morgan Stanley & Co.	82.50	8/21/2020	(3)	(23,199)	(372)	(386)	14
Microsoft Corp.	Morgan Stanley & Co.	220.00	8/21/2020	(1)	(20,351)	(320)	(273)	(47)
Newmont Corp.	Morgan Stanley & Co.	65.00	8/21/2020	(4)	(24,696)	(1,176)	(851)	(325)
NVIDIA Corp.	Morgan Stanley & Co.	435.00	8/21/2020	(1)	(37,991)	(825)	(932)	107
Omnicom Group, Inc.	Morgan Stanley & Co.	62.50	8/21/2020	(3)	(16,380)	(300)	(161)	(139)
Oracle Corp.	Morgan Stanley & Co.	57.50	8/21/2020	(6)	(33,162)	(750)	(628)	(122)
Philip Morris International, Inc.	Morgan Stanley & Co.	80.00	8/21/2020	(3)	(21,018)	(138)	(266)	128
Procter & Gamble Co. (The)	Morgan Stanley & Co.	130.00	8/21/2020	(3)	(35,871)	(225)	(218)	(7)
Progressive Corp. (The)	Morgan Stanley & Co.	85.00	8/21/2020	(3)	(24,033)	(480)	(770)	290
Qualcomm, Inc.	Morgan Stanley & Co.	100.00	8/21/2020	(4)	(36,484)	(840)	(739)	(101)
Truist Financial Corp.	Morgan Stanley & Co.	47.50	8/21/2020	(5)	(18,775)	(125)	(368)	243
Union Pacific Corp.	Morgan Stanley & Co.	185.00	8/21/2020	(1)	(16,907)	(260)	(327)	67
Unum Group	Morgan Stanley & Co.	20.00	8/21/2020	(10)	(16,590)	(370)	(387)	17
Verizon Communications, Inc.	Morgan Stanley & Co.	60.00	8/21/2020	(5)	(27,565)	(125)	(203)	78
Williams Cos., Inc. (The)	Morgan Stanley & Co.	23.00	8/21/2020	(9)	(17,118)	(135)	(213)	78
Yum! Brands, Inc.	Morgan Stanley & Co.	100.00	8/21/2020	(1)	(8,691)	(47)	(89)	42

Total Written Options						$(21,838)	$(22,615)	$777

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	87

PartnerSelect High Income Alternatives Fund

The PartnerSelect High Income Alternatives Fund declined 5.05% in the six-month period, compared to the 6.14% gain for the Bloomberg Barclays U.S. Aggregate Bond Index (Agg) and 4.78% loss for high-yield bonds (BofA Merrill Lynch U.S. High-Yield Cash Pay Index). Since the fund’s inception in September 2018, the fund is essentially flat (-0.15%) compared to a 9.50% gain for the Agg and a 2.20% gain for high-yield bonds.

QUARTER END PERFORMANCE – 6/30/2020
	One- Month	Three- Month	Year-to- Date	One Year	Since Inception (9/28/2018)
PartnerSelect High Income Alternatives Fund INSTITUTIONAL	2.04%	10.14%	-5.05%	-2.65%	-0.15%
PartnerSelect High Income Alternatives Fund INVESTOR	2.02%	10.07%	-5.25%	-2.92%	-0.38%
Barclays Aggregate Bond Index	0.63%	2.90%	6.14%	8.74%	9.50%
ICE BofAML U.S. High Yield TR USD Index	0.97%	9.61%	-4.78%	-1.10%	2.20%
HFRX Fixed Income – Credit Index	2.06%	8.61%	1.67%	4.98%	2.66%
SEC 30-Day Yield[1] as of 6/30/2020 Institutional: 3.67% Investor: 3.42%
Unsubsidized SEC 30-Day Yield[2] as of 6/30/2020 Institutional: 3.04% Investor: 2.79%

1. The 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements, and it would be lower without those reimbursements.

2. The unsubsidized 30-day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

Distribution Yield: Trailing 12-Month as of 6/30/2020 Institutional: 3.91% Investor: 3.65%
The trailing twelve month (TTM) distribution yield is the sum of a fund’s total trailing 12-month interest and dividend payments divided by the last month’s ending share price (NAV) plus any capital gains distributed over the same period. 12-Month Yield gives you a good idea of the yield (interest and dividend payments) the fund is currently paying.

Expense Ratios	MAHIX	MAHNX
Gross Expense Ratio	1.98%	2.17%
Net Expense Ratio	1.48%	1.73%
The Net Expense Ratio reflects a contractual fee waiver and/or expense reimbursement, which is in place through 4/30/2021. See the Fund’s prospectus for more information.
Adjusted Expense Ratio	0.98%	1.23%
The Adjusted Expense Ratio is the same as the Net Expense Ratio exclusive of certain investment expenses, such as interest expense from borrowings and repurchase agreements, dividend expense from investments on short sales, and acquired fund fees and expenses.

Past performance does not guarantee future results. Index performance is not illustrative of fund performance. An investment cannot be made directly in an index. Short-term performance in particular is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.partnerselectfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Semi-Annual Review

The first six months of 2020 were eventful and turbulent to say the least. After entering the year with arguably rich credit valuations, COVID-19 fears resulted in a sharp and indiscriminate selloff of most assets, even short-term high-quality assets. But prompt and aggressive actions by the Federal Reserve and Congress helped to push risky assets higher, almost as fast as they declined.

Although the fund’s managers had a relatively conservative posture prior to COVID-19, the portfolio’s safer, higher-quality assets were not insulated from the selloff. But in the second quarter, we are pleased to report a strong gain. The fund rose more than 10% in the three-month period, edging out high-yield (up 9.61%) and making up significant ground versus the Agg benchmark (up 2.90%).

Our flexible credit managers Brown Brothers Harriman and Guggenheim were down -1.91% and -1.08%, respectively, this year through June, beating the high-yield index, which declined -4.78%. This relative outperformance is consistent with our expectations of these managers protecting capital better than high-yield bonds on the downside. Both managers are also ahead for the trailing one-year period, up slightly, while high-yield is down close to 1%. Since inception (September 2018), Brown Brothers is ahead of high-yield, while Guggenheim slightly trails.

88	Litman Gregory Funds Trust

Neuberger Berman’s strategy is down a shade more than 3% year to date, a very respectable result given the unprecedented volatility spike experienced in March of this year amid COVID-19. Their strategy is now benefiting from higher-than-average option premia in the aftermath of the stock market plunge, which should benefit future returns.

The Ares sleeve was down sharply (-20.36%) in the six-month period. The strategy invests primarily in business development companies (BDCs,) mortgage REITS, and master limited partnerships (MLPs)/midstream energy. That sleeve generated extremely strong performance in 2019 and during the rebound in the second quarter of this year but suffered a dramatic decline in the first quarter (down close to 40%) as the market worried about credit quality and leverage in mortgage REITs and BDCs, as well as the collapse in energy prices. Despite that result, we think Ares managed the portfolio well through the period, considering the environment and their mandate. They entered the year conservatively positioned relative to their mandate and outperformed their benchmark quite significantly. But even with double-digit levels of cash and a tilt toward higher quality, there was nowhere to hide. The market carnage in their target universe was reminiscent of the 2008 financial crisis, despite generally better fundamentals and more responsible use of leverage by the management teams of the companies in Ares’s portfolio.

During the fund’s brief life, it has lived through two sharp declines and two sharp rebounds. It was launched into a mini-meltdown in the fourth quarter of 2018 that saw high-yield down almost 5%. This was followed by a “risk-on” year of mid-teens gains for high-yield, leading into the meltdown in the first quarter of 2020 that saw high-yield lose essentially all of 2019’s gains (and significantly more than that) before a sharp rally in the last week of the quarter.

Throughout all of this, the Agg index has rallied pretty continuously (aside from a stretch of less than two weeks in March 2020 that saw it experience its own shocking drawdown of nearly 10 percentage points—truly a sign of how incredibly dysfunctional markets were during that period). The Agg’s high-teens gain during that time is a surprise to us given what seemed like an unattractive combination of high duration (about 6.0 years) and relatively low yield (3.5%) when the fund launched. Little did we (or anyone) know that owning as much duration as possible would be the winning formula for total return in fixed-income over the next six to eight quarters. All the features we thought would generate attractive returns relative to core investment-grade bonds—namely, partnering with managers who excel at credit selection, targeting less efficient and niche market segments, and diversifying beyond bonds for income—would prove ineffective in that pursuit. We are hard pressed to believe the current characteristics for core bonds—a 1.3% yield and duration of 5.5 years—will produce a similarly compelling relative performance story over the next 18–24 months. We could of course be wrong, but the odds seem stacked in the fund’s favor at this point.

As a reminder, the fund is intended to be a complement to traditional fixed-income allocations, seeking long-term returns that are significantly higher than core fixed-income with a low correlation to core bonds and less interest-rate sensitivity, but almost certainly higher volatility. Over the long term, we believe returns will be comparable to high-yield bonds, but with lower volatility and downside risk because of the diversified sources of return and manager flexibility.

Performance of Managers

During the first six months of the year, each of the four managers performed in line with our expectations. The fund’s two flexible credit managers Brown Brothers Harriman and Guggenheim were conservatively positioned heading into COVID-19, and both repositioned their portfolios, selectively adding to their credit exposure. Brown Brothers slipped 1.91%, and Guggenheim 1.08%, compared to a loss of 4.78% for high-yield. Ares Management’s Alternative Equity Income sleeve generated a 29.81% gain in the second quarter, benefiting from becoming more aggressively positioned during the market decline in March. Unfortunately, it was not enough to offset the sharp first quarter decline. Ares ended the first half of the year down 20.36%. Neuberger Berman’s Option Income strategy fell 3.29% this year through June. (These returns are net of the management fees that each sub-advisor charges the fund.)

Manager Commentaries

Ares: The Ares sleeve of the PartnerSelect High Income Alternatives Fund experienced significant volatility in the first half of 2020. In early 2020, the strategy continued strong 2019 performance until mid-February when valuation declines persisted through early April before rebounding significantly into mid-year. Our strategy focuses on stocks that generate strong current income from investments via consistent cash flows, such as private commercial loans, commercial and residential mortgages, and midstream energy assets. Year to date through June 30, 2020, performance of the strategy was approximately -20% versus the benchmark of -29.96%.

The biggest driver of outperformance versus the benchmark was our portfolio allocation to the three target asset classes: business development companies (“BDCs”), mortgage REITs, and midstream energy. In late 2019 and early 2020, strong performance resulted in our sale of investments that hit our target valuations; however, this also limited new investment opportunities. As a result, our cash balance continued to grow and as of February 19 (S&P 500 peak), the portfolio was sitting on 20% cash and the remaining portfolio was defensively positioned, including moving into preferred equity investments, especially in the mortgage REIT space. This defensive positioning, with the exception of mortgage REITs, which we will discuss in greater detail below, allowed the portfolio to outperform the benchmark during the historical market declines in February and March. During the third week of March, we deployed our cash balances and while we were a week ahead of the market bottom, we believe our active portfolio rotation helped generate meaningful alpha relative to the target benchmark.

Fund Summary	89

BDCs—The BDC market traded off sharply as the equity and credit markets declined in March. BDCs provide loans to private U.S. businesses and mark-to-market the value of their loans each quarter. A full economic shutdown and historically wide credit spreads at the March 31 fair value date resulted in BDC book values declining 15% on average for the first quarter. In addition to book values declining, BDC valuation multiples went from trading above book value (105% of book value in February) to 80% of book value at the end of June. While we believe that credit issues will continue to arise as the economy struggles to regain its footing, we believe mark-to-market book values and the current discount to those values have priced in more credit losses than we believe will be the long-term case. As a result, we are bullish on the BDC industry and increased our portfolio weighting from 35% BDCs in mid-February to 75% of the portfolio today. Given the improvements in the liquid credit markets in the second quarter and better than expected credit performance in the portfolios, we believe book values will improve c. 5% on average for the second quarter.

Mortgage REITs—The mortgage REIT market fared the worst during the downturn in March. Many of the companies used short-term repo debt for liabilities on their balance sheet. During the worst weeks of March, lenders began making margin calls on repo debt and forcing some mortgage REITs to fire-sale assets. As a result, we saw some instances where book values fell by 50% or more. While not all REITs experienced liability issues, we are still concerned about the long-term performance of commercial real estate as hotel, retail, and vertical office properties could be under pressure well into 2021 as the COVID-19 pandemic continues. The mortgage REIT portion of our portfolio was the most disappointing as we had previously viewed the real estate properties as more resilient in a typical downturn. Unfortunately, the impacts from COVID-19 are going to have a much more dramatic and deeper impact than what we were expecting from a traditional recession. In particular, we had roughly 10% of our portfolio in mortgage REIT preferred stocks, which we viewed as defensive and a more stable source of capital than common stock; however, in the midst of the market dislocation, fear and limited liquidity caused significant pressure on preferred stock and we experienced similar price declines in preferreds as we saw in common stock.

Midstream Energy—The first half of 2020 saw a whirlwind of expectations for midstream energy, and the industry continues to manage the shifting environment to meet customer needs. Entering the year, the United States was producing approximately 13 million barrels per day (MMBpd) of oil with modest growth expected to continue. Today, however, volumes are approximately 11 MMBpd as producers react to the one-two punch of both supply (e.g., Saudi-Russia oil price war) and demand shocks (e.g., global economic shutdown from COVID-19). We sought to actively manage our midstream investments during the first half of 2020 as we cut our exposure to midstream in half (now c. 10% of the portfolio) as the demand side of the equation began to erode in early March. We also “high-graded” our exposure to operators with large, diversified footprints that we believe can best benefit from geographical pricing differences. In addition, the larger, more diversified midstream operators have a broader customer base and thus are less exposed to contract renegotiation risk from struggling producers. While the near-term outlook remains uncertain for the pace of domestic energy production, we remain confident in both the cash flow generation and value of midstream assets (transportation-focused, not production). One of the added benefits from the drop in domestic production has been a significant cut in capex plans which, in turn, creates excess cash flow potential. Additionally, the regulatory hurdle for new projects remains elevated further providing value for existing assets in the ground. We highlight Berkshire Hathaway’s recent decision to acquire $9.7 billion of regulated natural gas pipelines in the Northeast as a sign of the long-term value for midstream assets. We anticipate the second half of 2020 will be volatile but look for continued focus on free cash flow while meeting the marketplace demand as domestic and global economies recover.

Brown Brothers Harriman: Entering the first quarter of this year, valuations for credit were quite expensive and there were few new ideas that met our valuation requirements. Opportunities began to slowly emerge as bond prices began to fall in the middle of February. The speed of the sell-off over the following 30 days was so severe that almost the entire credit universe would pass our valuation hurdles and be flagged as a “buy” in our valuation framework as we exited the quarter. Through this volatility we slowly added more corporate exposure to the portfolio.

The extraordinary drawdown in credit prices was driven by massive spread widening (amidst bond selling) at a speed that was worse than what occurred during the great financial crisis of 2008. For context, investment-grade BBB-rated credit suffered a -10.3% performance decline in March, with high-yield BB-rated credit falling a similar -9.7%.

As the spread widening storm of March became more intense, we continued to lean into the wind and add slowly to our existing credit positions at lower prices. We expect these additions will be additive to future performance as economic activity begins to recover, albeit with very uncertain timing. The market also gave us the ability to add new opportunities across floating-rate secured loans, corporate bonds, and ABS.

We purchased the secured term loan of Allen Media at a coupon of 562 bps over 3-month London Interbank Offering Rate (LIBOR) for a 7.1% yield. The company is a diversified media company that owns the Weather Channel, seven television networks, and 15 broadcast television stations that reach 150 million U.S. subscribers. The loan has low starting leverage, a significant unsecured debt cushion beneath our debt, plus an engaged CEO that owns 100% of the business.

We initiated a position in Kraft Heinz after the company was downgraded to high-yield in February. The company’s stable product portfolio of well-known brands in the packaged food category produces significant recurring revenues and industry leading margins. A new management team has been brought in to re-invigorate product innovation and lower the leverage on the business, with a target of regaining its investment-grade credit profile. We purchased long-dated 2039 bonds at a spread of 320 bps for a yield of 5.5%.

90	Litman Gregory Funds Trust

Stericycle is an industrial services company whose primary business line is the collection and disposal of regulated medical waste. The company was seeking to reduce leverage via asset sales the past two quarters, with slow progress. We were able to purchase a secondary piece of the two-year senior secured term loan at discount to par, which offered 380 bps of spread over 3-month LIBOR or a 6.3% yield to maturity. Shortly thereafter, the company announced a large asset sale that was just completed after the end of this quarter and should significantly pay down the discounted term loan at par.

Trinity Capital is well-established venture debt lender that specializes in making loans to late-stage technology venture firms. With a conservative underwriting process as their foundation, the management team has a solid history of producing strong loan performance and low loss experience. The company also has a low leverage profile that will continue as it completes the process of shifting to a Business Development Company (“BDC”). The five-year notes were purchased at an attractive spread of 535 bps for a 7% yield.

In structured products, we purchased an aircraft engine lease ABS from seasoned Asian issuer Total Engine Asset Management. SUNBD 2020-1A B finances a portfolio of long-term spare engine leases to global airlines that are critical to the operation of aircraft fleets. Spare engines are utilized to keep aircraft flying when installed engines are removed for repair and overhaul. The engine collateral for this deal service the most popular and current generation of narrow-body aircraft. Aircraft engines are the most valuable part of an airframe and hold their value over time due to their constant refurbishment. We were able to purchase the 5.7-year BBB-rated bonds at a spread of 330 bps for a 5.2% yield.

Capital Automotive REIT is a specialty finance company investing in commercial real estate leased primarily to automobile dealerships. The company has issued multiple triple-net lease ABS over the years, which we have purchased across accounts at BBH. In January, the company brought another series of notes to market from its sizable $3 billion master trust. CAUTO 2020-1A B1 is a 4.4-year BBB-rated bond that was purchased at a spread of 260 bps for a 3.5% yield.

After the unprecedented first quarter sell-off in credit markets, the second quarter began a remarkable turnaround that combined strong performance for credit, with record issuance of new credit into the markets. As the tide turned through the quarter, we were pleased to see the recovery reflected in positive changes to the prices of our credits. Performance of the BBH sleeve in the second quarter was a solid 8.09%, which also pulled year-to-date performance up to -1.91%. Economic activity is increasing across the country in these first two weeks of July and the rebound in credit is continuing. We expect credit prices to remain firm and credit availability to incrementally improve as the economy begins to regain some momentum.

The second quarter began with attractive valuations across credit markets reflecting the pandemic risks roiling the economy exacerbated by a liquidity problem in short term credit. Noting these economic headwinds, we continued assessing attractive opportunities during the quarter anchored by our disciplined credit approach. The focus for the team was sifting through the broad opportunity set and adding positions in credits that would be capable of surviving an economic downcycle of this scale through business model flexibility, adequate liquidity buffers or collateral protection. Although the rebound in credit markets was strong during the quarter, there is still ground to be recovered over time as the market has not returned to normal levels. As the timing of a lasting economic rebound is far from a certainty at this juncture, we continue to invest at a measured pace. Fortunately, we still see ample opportunities to deploy capital in new issuance and the secondary markets, while being mindful that additional pandemic related volatility could still be on the horizon.

The Federal Reserve put an enormous and credible bid under the corporate bond market in the quarter. These governmental actions were assisted by a recovery in oil prices from the negative levels in early April, and a seeming stabilization of pandemic health risks. Such factors helped drive credit valuations significantly tighter in the quarter—but they were not a panacea for markets. ABS and CMBS compensation remain at or near the most attractive levels seen since the Great Financial Crisis of 2008–2009. As we look forward from today, we still see a broad opportunity set for disciplined investors to acquire durable credits at attractive valuations.

As the aerospace industry shook from the turbulence of COVID-19 airline disruptions we added exposure away from the center of the stress in an aircraft manufacturer and a lessor at attractive spreads in the second quarter. The Boeing Company has endured multiple business issues recently on different fronts. However, its formidable commercial aviation franchise, significant backlog, and nationally important business position allowed the company to issue $25 billion of notes for liquidity purposes in April. We participated in both the 3-year and 5-year tenors that were rated BBB and offered spreads of 425 bps and 450 bps, respectively, for yields of 4.4% and 4.9%. The bonds rallied quickly into our “Sell” zone and we began to exit the positions prior to the end of the quarter. We built a short-dated position in a leading aircraft lessor, AerCap. Aercap is a world-class lessor with significant multi-cycle experience dealing with both manufacturers and airlines customers. Although the management team of this company will be busy managing both new purchases with suppliers and leasing terms with customers for the next few months, the fact that the company retains broad options pertaining to accessing the capital markets supports our investment thesis in these short-dated bonds. Another travel-related credit we purchased in the quarter was Expedia, a global-scale online travel agent. Although the disruption to travel bookings was severe in the first quarter, an eventual return to travel is expected as countries lift pandemic restrictions. Expedia took swift action to shore up its capital base and liquidity by issuing equity and debt. With a significant equity injection and deep liquidity cushion, we felt very comfortable adding exposure to the new five-year BBB-rated bonds at a spread of 588 bps for a 6.25% yield.

We initiated a new position in the bonds of Austrian sensor manufacturer ams AG (“AMS”). The company is a world leader in sensors and photonics having completed the acquisition of OSRAM Licht AG. The combined business now has a more diversified product line and a

Fund Summary	91

flexible manufacturing model. The financial model is also a solid combination of low steady-state leverage bolstered by significant liquidity to support the company through this period of COVID-19 disruptions. The five-year senior notes are rated BB- and were priced at a very attractive spread level of 695 bps for a yield of 7.24%.

Another new credit to the portfolio is Hillenbrand, which is a diversified industrial business that derives sales from its three diverse segments of materials handling, deathcare, and plastic extrusion equipment. A high percentage of revenues is derived from repeatable aftermarket sales that produce stable and significant free cash flow to repay debt. The company issued five-year bonds with a rating of BB+ and at a solid spread level of 532 bps for a 5.75% yield.

Owl Rock Technology Finance is a private business development company (“BDC”) managed by the same experienced team at Owl Rock Capital that we have invested with before. This BDC is focused on originating first lien private credit loans to technology and software companies with business essential applications. The technology loan portfolio has a low loan-to-value at 35% and zero non-accruals since inception. The BDC has low leverage with a debt-to-asset ratio below 50% and benefits from being part of the larger $17 Billion credit platform at Owl Rock. The first-time issuance of five-year bonds from this entity was rated BBB- and came very attractively priced at 682 bps for a 7.1% yield.

The new-issue market for ABS was slower to re-open in April and May but returned to normal levels in June. Nonetheless, we added new structured product offerings from issuers we know well from previous investments. West River Group is a venture debt lender to late-stage biotech and technology firms. Loans are co-originated by Silicon Valley Bank (SVB), which has an impressive underwriting history, with minimal credit losses and high returns on lending. The 2.3-year BBB-rated privately-placed tranche has 32% credit enhancement and was issued at a spread of 642 bps to yield 6.6%.

We were pleased to see the strong rebound in portfolio performance during the 2nd quarter, with a strong basis for future performance. However, COVID-19 still weighs on the global economy, and we remain alert for second wave effects on our investments. We will be closely evaluating the second quarter financial reports of our investments in the coming weeks and assessing the continuing durability and valuations of each credit.

Guggenheim: The portfolio returned -1.08 percent for the six-month period ending 6/30/2020. Credit spreads widened to levels not seen since the financial crisis as COVID-19 spiraled into a global pandemic before partially retracing as the Federal Reserve cushioned the economy through massive asset purchases and launching an array of lending facilities.

The portfolio had roughly half the drawdown of below-investment-grade credit indices in the first quarter as our focus on downside mitigation limited mark-to-market losses, while also capturing upside from the rebound in risk assets during the second quarter. The portfolio returned +7.05% in the second quarter, aided by the portfolio’s re-risking trades that began in March.

Our conservative positioning before the downturn allowed us to aggressively take advantage of market dislocations and significantly add credit exposure beginning in March. This environment played into our long-term strategy to add to credit when sufficiently compensated for the risk.

While we acknowledge the long list of inherent unknowns in this current environment the resetting of valuations across most asset classes has presented significant opportunities and prompted us to meaningfully increase credit exposure. As spreads swung from cycle tights to near historical wide levels, the portfolio unwound its credit protection on the IG CDX index, which had added to performance over the period. The portfolio increased net exposure to corporate credit to over 60% at period’s end from nearly 0% at the beginning of the period given very attractive valuations and the total return upside from further spread normalization. This has been accretive to performance and further enhances our carry which helps drive long-term total returns.

Investment-grade corporate bonds, 18% of the portfolio at period’s end, positively contributed to performance as the IG index spread tightened 128 bps over the second quarter to 150 bps. The Federal Reserve’s Secondary Market Corporate Credit Facility (SMCCF) not only provided a backstop to further credit spread widening but spurred a substantial retracement in spreads over the second quarter, despite historic primary issuance over the first half of the year. The Fed’s transparency and follow through to their proposed purchase programs have increased liquidity and provided a sense of security in the corporate bond market.

High-yield corporate bonds, 24% of the portfolio at period’s end, was a top contributor to performance as index spreads tightened 254 bps over the second quarter to 626 bps. The Federal Reserve’s Secondary Market Corporate Credit Facility (SMCCF) began purchasing high-yield corporate credit ETFs in May and very limited HY corporate bonds in June, both of which have helped drive spreads tighter. June was one of the largest months of new issuance on record at $60 billion. Heading into July and August where primary new issuance is seasonally lighter, we are actively looking for attractive relative value opportunities in the secondary market.

Bank loans, 16% of the portfolio at period’s end, detracted over the period as spread widening outpaced carry, in line with broader loan indices. The primary market picked up in June, with net issuance more than double May’s total; however, issuance in the second quarter total was still down year over year.

Structured credit, which totaled approximately 50% of the portfolio at period’s end, detracted from performance over the period while significantly outperforming most corporate credit indices. The portfolio’s allocation in CLOs and non-Agency RMBS is mostly senior in the

92	Litman Gregory Funds Trust

capital structure and should remain substantially loss remote even in a severe economic downturn. That did not mean the holdings were immune from broader spread widening, however. In March, we saw spreads widen and prices fall mainly as a function of liquidity as investors looked to convert shorter duration/higher credit quality securities to cash.

Aircraft ABS, an 8% allocation at period’s end, was the largest detractor as travel has been one of the hardest hit sectors of the economy. Consistent with our focus on preservation of capital, the majority of exposure is single-A rated, senior in the capital structure, and still returns full par even under very stringent stress tests that reflect a very prolonged impact on global travel resulting from COVID-19. With current prices reflecting some of the worst-case outcomes, we are optimistic about this sector’s total return potential going forward.

Spreads rallied across all sub-sectors in the second quarter following the announcement of the Fed’s expanded Term Asset-Backed Securities Loan Facility (TALF) helped further stabilize valuations across structured credit even though the facility has been largely unused since inception. There is a clear bifurcation between senior structures vs subordinated positions as subordinated positions may encounter credit losses not yet priced in should the economic impact of the COVID-19 disruption persist.

As such, we do not believe it is time to add significant subordinated risk, as negative credit performance and disruptions in cash flows are possible. We have opportunistically sourced senior CLOs and esoteric ABS via the secondary market. We expect the opportunity set to expand further should liquidity issues or downgrades create more forced selling in the market.

Duration positioning contributed to performance. Overall duration increased from 1.5 years to 3.4 years at period’s end. With the Fed set for a protracted period at the zero bound, Treasury yields may have room to fall further.

We have opportunistically rotated into securities that offer compelling risk/return profiles. Despite our substantial repositioning into credit, the portfolio still maintains dry powder to take advantage of any forthcoming opportunities.

Neuberger Berman: COVID-19 set fire to global volatility markets during the first three months of the year. Rich or poor, capitalist or socialist, efficient or dysfunctional, the modern global economy was not prepared for the scope and scale of what is required (or will be required) to contain a global contagion. Option markets simply reacted accordingly and VIX jumped to a record close of just over 82 on March 16, 2020. But it’s important to keep in mind that the sudden movement is actually a market defense mechanism. Although, once again, a move of this magnitude ended up wiping out some rather seasoned volatility strategies. March 2020 was the most volatile month on record for the S&P 500. Yes, all the way back to 1928. In contrast, during the next three months U.S. equity markets ended one of their best quarters dating back to 1998, which helped push global equity markets to their best quarter since 2009. Despite plenty of negative headlines, equity markets seem to be impervious to bad news, in our view likely due to the extraordinary commitments made by the U.S. Federal Reserve.

Year to date, U.S. equity markets finished the first half of the year having suffered only minor losses, while non-U.S. equity market indexes remain well behind their start of year levels. The S&P 500 Index (“S&P 500”) has lost -3.08% and the Russell 2000 Index (“R2000”) has fallen -12.98%. In conjunction, the CBOE S&P 500 2% OTM PutWrite (“PUTY”) has dropped -13.07%, outperforming the CBOE Russell 2000 PutWrite (“PUTR”) return of -17.84%.

In the first half of the year, our sleeve of the portfolio suffered a moderate loss of slightly more than 3%, substantially outperforming the benchmark return of -12.91%. Year to date, the S&P 500 Index put writing component of the strategy has lost -2.79%, avoiding most of the PUTY loss of -12.91% and holding up significantly better than the CBOE S&P 500 One-Week PutWrite Index (“WPUT”) return of -15.40%. Meanwhile, over the same time period the Russell 2000 Index put writing component of the strategy has dropped -8.38%, outperforming the PUTR return of -17.84% and more resilient than the CBOE Russell 2000 One-Week PutWrite Index (“WPTR”) return of -27.13%. Year to date, the CBOE S&P 500 Volatility Index (“VIX”) is up 16.7 pts with an average 30-day implied volatility premium of -7.3. Similarly, the CBOE Russell 2000 Volatility Index (“RVX”) is up 22.1 pts with an average 30-day implied volatility premium of -11.9.

Central banks around the world remain committed to their efforts to keep rates at or below zero for the foreseeable future. After dropping rates to zero, the U.S. Fed has gone as far as discussing further “yield curve” control measures in the event they need to address a prolonged recovery. After a rollercoaster-like start to the first six months of the year, short-term rates remain near zero. The collateral portfolio has generated a modestly positive 1.95%, surpassing the T-Bill Index return of 0.48% by 147 bps. 30-Day U.S. T-Bill rates decreased 133 bps while 2-Year U.S. Treasury rates rallied 142 bps.

Our closing point is simply that beyond a single observation period, we believe option-writing strategies require both time and volatility to deliver their structured return profiles. For years, our strategy has performed across long stretches of time that have lacked elevated levels of volatility—remember VIX’s long-term median is 17. The first half of 2020 has finally given us the prospect of sustained elevated levels of implied volatility. However, it has obviously been light on time (six months). So, with the calamity of the first six months of 2020 behind us, we believe that higher levels of volatility for longer will lead to either an attractive total return for 2020 in the event equity markets continue to rally or a hard fought relative excess return if equity markets end the year in the manner they started.

Strategy Allocations

The fund’s allocation across the four managers are as follows: 32.5% to both Brown Brothers Harriman and Guggenheim Investments, 20% to Neuberger Berman, and 15% to Ares Management. We use the fund’s daily cash flows to bring each manager’s allocation toward their targets should differences in shorter-term relative performance cause divergences.

Fund Summary	93

Sub-Advisor Portfolio Composition as of June 30, 2020

Ares Alternative Equity Income Strategy

BDCs	70.5%
MLPs/midstream	9.8%
Mortgage REITs	13.4%
CEFs	0.0%
Preferred/Other	2.1%
Cash & Equivalents	4.3%

Brown Brothers Harriman Credit Value Strategy

ABS	27%
Bank Loans	27%
Corporate Bonds	36%
CMBS	5%
Cash & Equivalents	5%

Guggenheim Multi-Credit Strategy

ABS	31.6%
Bank Loans	16.2%
Corporate Bonds	43.4%
CMBS	4.2%
RMBS	16.1%
Other	5.6%
Interest Rate Swap	-0.5%
Reverse Repo	-8.1%
Net Credit Derivatives	-9.7%
Cash & Equivalents	0.3%

Neuberger Berman Option Income Strategy

Equity Index Put Writing	100%

CURRENT TARGET STRATEGY ALLOCATIONS AS OF JUNE 30, 2020

Source: Litman Gregory

PORTFOLIO CHARACTERISTICS – 6/30/2020

Total Net Assets:	$81,997,091
Total Holdings:	373
Weighted Average Duration:	2.13 Years
30-Day SEC Yield:	3.67%
TTM Distribution Yield:	3.91%

SECTOR EXPOSURE – 6/30/2020

Corporate	24.0%
Asset Backed	22.6%
Options & Swaps	19.0%
Bank Loan	14.7%
BDC	8.9%
CMO	6.5%
REIT	1.6%
Closed End Funds	1.1%
Preferred Stock	0.9%
MLP	0.7%
Governments	0.1%
Cash & Short Term	-0.1%

CREDIT QUALITY BREAKDOWN* – 6/30/2020

AAA:	24.6%
AA:	3.3%
A:	11.2%
BBB:	23.4%
BB:	10.7%
B:	14.3%
CCC and Lower:	8.5%
Not Rated:	3.9%
Average Credit Quality:	BBB+

*	Does not include Neuberger Berman’s collateral

All bond ratings shown are provided by Moody’s Investor Services, Inc. or Standard & Poor’s Corporation

Credit ratings apply the underlying holdings of the fund, and not to the fund itself. S&P and Moody s study the financial condition of an entity to ascertain its creditworthiness. The credit ratings reflect the rating agency’s opinion of the holdings financial condition and histories. The ratings shown are all considered investment grade.

94	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Greg Mason Troy Ward	Ares Management, LLC	15%	Equity Income
Andrew P. Hofer Neil Hohmann Paul Kunz	Brown Brothers Harriman & Co.	33%	Credit Value
Scott Minerd Anne Walsh Steven Brown Adam Bloch	Guggenheim Partners Investment Management, LLC	33%	Multi-Credit
Derek Devens	Neuberger Berman Investment Advisers LLC	20%	Option Income

High Income Alternatives Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the PartnerSelect High Income Alternatives Fund from September 28, 2018 to June 30, 2020 compared with the Bloomberg Barclays U.S. Aggregate Bond Index.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Fund Summary	95

PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited)

Shares		Value

COMMON STOCKS: 11.2%

Consumer Staples: 0.0%
648	Moran Foods LLC	$0

Energy: 1.2%
31,777	Energy Transfer L.P.	226,252
20,187	Enterprise Products Partners L.P.	366,798
7,165	Kinder Morgan, Inc.	108,693
13,443	Williams Cos., Inc. (The)	255,686

		957,429

Financials: 10.0%
56,058	Ares Capital Corp.	810,038
5,636	Bain Capital Specialty Finance, Inc.	62,447
83,175	Barings BDC, Inc.	660,409
58,290	BlackRock Capital Investment Corp.	155,634
40,873	Capital Southwest Corp.	550,968
7,534	Ellington Financial, Inc.	88,750
18,053	Ellington Residential Mortgage REIT	185,946
1	FS KKR Capital Corp.	14
33,935	FS KKR Capital Corp. II*	437,422
76,558	Golub Capital BDC, Inc.	891,901
19,267	Granite Point Mortgage Trust, Inc.	138,337
1,729	KKR Real Estate Finance Trust, Inc.	28,667
31,085	New Residential Investment Corp.	230,962
133,156	Oaktree Specialty Lending Corp.	595,207
94,611	Oaktree Strategic Income Corp.	599,834
27,442	Ready Capital Corp.	238,471
7,942	Saratoga Investment Corp.	125,484
43,347	Solar Capital Ltd.	693,985
8,800	Starwood Property Trust, Inc.	131,648
10,856	Stellus Capital Investment Corp.	79,032
22,113	TPG RE Finance Trust, Inc.	190,172
66,673	TriplePoint Venture Growth BDC Corp. - Class B	685,398
15,703	Two Harbors Investment Corp.	79,143
54,892	WhiteHorse Finance, Inc.	565,388

		8,225,257

TOTAL COMMON STOCKS (Cost $9,995,431)		9,182,686

PREFERRED STOCKS: 1.0%

Energy: 0.1%
	NuStar Energy L.P.
3,000	7.625%, 06/15/2022(a)(b)	48,660

Financials: 0.7%
	AG Mortgage Investment Trust, Inc.
2,350	8.000%, 09/17/2024(a)(b)	33,699
	Federal Agricultural Mortgage Corp.
2,000	5.750%, 07/17/2025(b)	51,200
	Investcorp Credit Management BDC, Inc.
5,650	6.125%, 07/01/2023	123,339
	Trinity Capital, Inc.
17,000	7.000%, 01/16/2023(c)	391,425

		599,663

Real Estate: 0.2%
	Public Storage
6,000	4.625%, 06/17/2025(b)	152,520

TOTAL PREFERRED STOCKS (Cost $891,069)		800,843

Shares		Value

CLOSED-END FUNDS: 0.5%
2,794	Ares Dynamic Credit Allocation Fund, Inc.	$33,332
15,974	BlackRock Corporate High Yield Fund, Inc.	162,456
5,180	BlackRock Credit Allocation Income Trust	68,376
2,112	BlackRock Debt Strategies Fund, Inc.	19,705
5,599	Blackstone / GSO Strategic Credit Fund	63,941
4,463	Eaton Vance Ltd. Duration Income Fund	50,298
3,370	Guggenheim Strategic Opportunities Fund	56,953

TOTAL CLOSED-END FUNDS (Cost $380,670)		455,061

Principal Amount^

ASSET-BACKED SECURITIES: 22.9%
	AASET Trust
$241,088	Series 2019-2-B 4.458%, 10/16/2039(c)	140,930
244,877	Series 2020-1A-B 4.335%, 01/16/2040(c)	142,089
	AASET US Ltd.
217,386	Series 2018-2A-A 4.454%, 11/18/2038(c)	197,111
	Adams Outdoor Advertising L.P.
388,436	Series 2018-1-A 4.810%, 11/15/2048(c)	396,297
	AIM Aviation Finance Ltd.
157,627	Series 2015-1A-A1 4.213%, 02/15/2040(c)(d)	116,171
	Atlas Senior Loan Fund Ltd.
350,000	Series 2018-9A-C 2.935%, 04/20/2028(c)(e) 3 mo. USD LIBOR + 1.800%	325,136
	Capital Automotive LLC
329,363	Series 2017-1A-A1 3.870%, 04/15/2047(c)	330,369
	CARS-DB4 L.P.
220,000	Series 2020-1A-B1 4.170%, 02/15/2050(c)	207,362
100,000	Series 2020-1A-B3 4.950%, 02/15/2050(c)	90,208
	Castlelake Aircraft Securitization Trust
317,186	Series 2017-1A 3.967%, 07/15/2042	286,484
202,723	Series 2018-1-A 4.125%, 06/15/2043(c)	191,277
	CFG Investments Ltd.
400,000	Series 2019-1-B 7.620%, 08/15/2029(c)	364,652
	Drug Royalty III L.P.
336,043	Series 2018-1A-A1 2.819%, 10/15/2031(c)(e) 3 mo. USD LIBOR + 1.600%	330,229
	Elm Trust
300,000	Series 2018-2A-A2 4.605%, 10/20/2027(c)	300,012
100,000	Series 2018-2A-B 5.584%, 10/20/2027(c)	99,086
	Falcon Aerospace Ltd.
366,115	Series 2017-1-B 6.300%, 02/15/2042(c)	274,593

The accompanying notes are an integral part of these financial statements.

96	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Firstkey Revolving Trust
$ 250,000	5.470%, 07/31/2023	$249,475
	FREED ABS Trust
400,000	Series 2018-2-B 4.610%, 10/20/2025(c)	397,272
	GAIA Aviation Ltd.
212,542	Series 2019-1-A 3.967%, 12/15/2044(c)(d)	183,178
	Global SC Finance II SRL
245,000	Series 2014-1A-A1 3.190%, 07/17/2029(c)	244,355
	GoldentTree Loan Management US CLO 1 Ltd.
250,000	Series 2017-1A-CR 2.985%, 04/20/2029(c)(e) 3 mo. USD LIBOR + 1.850%	243,380
	GSAMP Trust
277,425	Series 2007-NC1-A1 0.315%, 12/25/2046(e) 1 mo. USD LIBOR + 0.130%	164,109
	Hercules Capital Funding Trust
400,000	Series 2018-1A-A 4.605%, 11/22/2027(c)	404,455
100,000	Series 2019-1A-A 4.703%, 02/20/2028(c)	101,128
	Highbridge Loan Management Ltd.
500,000	Series 7A-2015-BR 1.572%, 03/15/2027(c)(e) 3 mo. USD LIBOR + 1.180%	480,261
	Hull Street CLO Ltd.
300,000	Series 2014-1A-CR 3.835%, 10/18/2026(c)(e) 3 mo. USD LIBOR + 2.700%	291,286
	InSite Issuer LLC
480,000	Series 2018-1A-C 6.115%, 12/15/2048(c)	467,333
	KREF Ltd.
400,000	Series 2018-FL1-A 1.294%, 06/15/2036(c)(e) 1 mo. USD LIBOR + 1.100%	395,835
	LoanCore Issuer Ltd.
250,000	Series 2018-CRE1-AS 1.685%, 05/15/2028(c)(e) 1 mo. USD LIBOR + 1.500%	245,621
100,000	Series 2019-CRE2-AS 1.685%, 05/15/2036(c)(e) 1 mo. USD LIBOR + 1.500%	91,634
	Marathon CLO V Ltd.
500,000	Series 2013-5A-A2R 1.824%, 11/21/2027(c)(e) 3 mo. USD LIBOR + 1.450%	465,755
252,216	Series 2013-5A-BR 2.224%, 11/21/2027(c)(e) 3 mo. USD LIBOR + 1.850%	234,115
	Marathon CRE Ltd.
100,000	Series 2018-FL1-C 2.785%, 06/15/2028(c)(e) 1 mo. USD LIBOR + 2.600%	96,745

Principal Amount^		Value
	MidOcean Credit CLO VII
$ 500,000	Series 2017-7A-CR 3.419%, 07/15/2029(c)(e) 3 mo. USD LIBOR + 2.200%	$471,444
	Monroe Capital CLO Ltd.
250,000	Series 2014-1A-CR 3.498%, 10/22/2026(c)(e) 1 mo. USD LIBOR + 2.400%	239,170
	Morgan Stanley ABS Capital I, Inc. Trust
336,579	Series 2006-HE8-A2D 0.405%, 10/25/2036(e) 1 mo. USD LIBOR + 0.220%	177,806
399,175	Series 2007-HE4-A2C 0.415%, 02/25/2037(e) 1 mo. USD LIBOR + 0.230%	172,711
	Morgan Stanley IXIS Real Estate Capital Trust
406,173	Series 2006-2-A4 0.405%, 11/25/2036(e) 1 mo. USD LIBOR + 0.220%	187,259
	NADG NNN Operating L.P.
159,600	Series 2019-1-A 3.368%, 12/28/2049(c)	154,457
	Nassau CFO LLC
235,959	Series 2019-1-A 3.980%, 08/15/2034(c)	223,422
	Nationstar HECM Loan Trust
460,000	Series 2018-3A-M1 3.903%, 11/25/2028(a)(c)	460,363
	Neuberger Berman CLO XVI-S Ltd.
500,000	Series 2017-16SA-B 2.469%, 01/15/2028(c)(e) 3 mo. USD LIBOR + 1.250%	491,220
	Neuberger Berman Loan Advisers CLO 36 Ltd.
250,000	Series 2020-36A-C 3.525%, 04/20/2033(c)(e) 3 mo. USD LIBOR + 2.350%	245,107
	New Residential Advance Receivables Trust
600,000	Series 2019-T3-DT3 3.055%, 09/15/2052(c)	578,821
300,000	Series 2019-T4-DT4 2.804%, 10/15/2051(c)	290,765
	NewStar Clarendon Fund CLO LLC
250,000	Series 2014-1A-BR 3.041%, 01/25/2027(c)(e) 3 mo. USD LIBOR + 2.050%	244,865
300,000	Series 2014-1A-CR 4.041%, 01/25/2027(c)(e) 3 mo. USD LIBOR + 3.050%	292,209
	Newtek Small Business Loan Trust
160,535	Series 2018-1-A 1.885%, 02/25/2044(c)(e) 1 mo. USD LIBOR + 1.700%	156,681
72,971	Series 2018-1-B 3.185%, 02/25/2044(c)(e) 1 mo. USD LIBOR + 3.000%	68,201
	Ocwen Master Advance Receivables Trust
100,000	Series 2019-T1-BT1 2.662%, 08/15/2050(c)	99,771
100,000	Series 2019-T1-CT1 2.811%, 08/15/2050(c)	99,771
100,000	Series 2019-T1-DT1 3.107%, 08/15/2050(c)	99,772

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	97

PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Oportun Funding X LLC
$ 400,000	Series 2018-C-B 4.590%, 10/08/2024(c)	$385,530
	Oxford Finance Funding LLC
260,000	Series 2019-1A-A2 4.459%, 02/15/2027(c)	268,147
430,000	Series 2020-1A-B 4.037%, 02/15/2028(c)	424,625
	Raspro Trust
493,339	Series 2005-1A-B 2.891%, 03/23/2024(c)(e) 3 mo. USD LIBOR + 0.925%	470,258
	ReadyCap Lending Small Business Loan Trust
188,873	Series 2019-2-A 2.750%, 12/27/2044(c)(e) 3 mo. PRIME-0.500%	175,981
	Regional Management Issuance Trust
480,000	Series 2018-2-B 4.940%, 01/18/2028(c)	451,731
	Republic FInance Issuance Trust
240,000	Series 2019-A-A 3.430%, 11/22/2027(c)	239,001
	Saganaw Insurance Recievables LLC
145,370	Series 2019-1A-A 5.125%, 12/01/2023(c)	146,087
	Sapphire Aviation Finance I Ltd.
182,034	Series 2018-1A-A 4.250%, 03/15/2040(c)	164,386
	Sapphire Aviation Finance II Ltd.
250,000	Series 2020-1A-B 4.335%, 03/15/2040(c)	128,696
	Secured Tenant Site Contract Revenue Notes
120,647	Series 2018-1A-C 3.970%, 06/15/2048(c)	121,357
	SPS Servicer Advance Receivables Trust
150,000	Series 2019-T1-DT1 2.630%, 10/15/2051(c)	149,250
	Stack Infrastructure Issuer LLC
453,867	Series 2019-1A-A2 4.540%, 02/25/2044(c)	476,889
	STWD Ltd.
150,000	Series 2019-FL1-B 1.785%, 07/15/2038(c)(e) 1 mo. USD LIBOR + 1.600%	143,411
	Sunbird Engine Finance LLC
$248,274	Series 2020-1A-B 4.703%, 02/15/2045(c)	166,382
	Textainer Marine Containers V Ltd.
71,566	Series 2017-1A-A 3.720%, 05/20/2042(c)	71,203
	TPG Real Estate Finance Issuer Ltd.
470,000	Series 2018-FL2-A 1.324%, 11/15/2037(c)(e) 1 mo. USD LIBOR + 1.130%	464,588
	VB-S1 Issuer LLC
100,000	Series 2020-1A-D 4.090%, 06/15/2050(c)	101,360
150,000	Series 2020-1A-F 6.657%, 06/15/2050(c)	153,548

Principal Amount^		Value
	Venture XIII CLO Ltd.
$ 250,000	Series 2013-13A-SUB 0.000%, 09/10/2029(a)(c)	$30,000
	Veros Automobile Receivables Trust
2,695	Series 2018-1-A 3.630%, 05/15/2023(c)	2,697
	Wachovia Asset Securitization Issuance II LLC Trust
263,644	Series 2007-HE2A-A 0.617%, 07/25/2037(c)(e) 1 mo. USD LIBOR + 0.130%	235,564
	Wingstop Funding LLC
99,000	Series 2018-1-A2 4.970%, 12/05/2048(c)	103,321
	WRG Debt Funding IV LLC
400,000	Series 2020-1-B 6.535%, 07/15/2028(c)	399,818

TOTAL ASSET-BACKED SECURITIES (Cost $19,903,410)		18,775,588

BANK LOANS: 14.5%
	Accuride Corp.
49,235	6.250%, 11/17/2023(e) 3 mo. LIBOR + 5.250%	31,486
	Allen Media LLC
528,591	5.808%, 02/10/2027(e) 3 mo. LIBOR + 5.500%	506,568
	Alpha 3 B.V.
49,856	0.000%, 01/31/2024(f)	48,180
	Alterra Mountain Co.
99,750	5.500%, 08/01/2026(e) 1 mo. LIBOR + 4.500%	98,254
	Amerilife Holdings LLC
40,000	4.173%, 03/18/2027(e) 1 mo. LIBOR + 4.000%	38,200
	Anchor Packaging, Inc.
17,986	3.928%, 07/18/2026(e) 3 mo. LIBOR + 1.000%	17,311
81,603	3.928%, 07/18/2026(e) 1 mo. LIBOR + 3.750%	78,543
	API Technologies Corp.
99,000	4.428%, 05/09/2026(e) 1 mo. LIBOR + 4.250%	87,120
	Arctic Glacier U.S.A., Inc.
100,000	4.500%, 03/20/2024(e) 3 mo. LIBOR + 3.500%	85,094
	Aria Energy Operating LLC
291,853	5.500%, 05/27/2022(e) 1 mo. LIBOR + 4.500%	275,801
	Aston FinCo S.A.R.L.
$99,750	4.438%, 10/09/2026(e) 1 mo. LIBOR + 4.250%	95,479
	Avolon TLB Borrower 1 (US) LLC
252,009	2.500%, 01/15/2025(e) 1 mo. LIBOR + 1.750%	235,455
	BCP Renaissance Parent LLC
680,678	4.500%, 10/31/2024(e) 3 mo. LIBOR + 3.500%	574,203
	BCPE Empire Holdings, Inc.
13,031	4.142%-4.180%, 06/11/2026(e) 1 mo. LIBOR + 4.000%	12,656
82,918	4.178%, 06/11/2026(e) 1 mo. LIBOR + 4.000%	80,534

The accompanying notes are an integral part of these financial statements.

98	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Berlin Packaging LLC
$ 99,746	3.180%-3.310%, 11/07/2025(e) 1 mo. LIBOR + 3.000%	$94,883
	BIFM CA Buyer, Inc.
99,748	4.113%, 06/01/2026(e) 3 mo. LIBOR + 3.750%	96,257
	Blue Ribbon LLC
10,000	5.000%, 11/15/2021(e) 3 mo. LIBOR + 4.000%	8,614
	Bombardier Recreational Products, Inc.
150,000	6.000%, 05/24/2027(e) 3 mo. LIBOR + 5.000%	151,624
	Buckeye Partners L.P.
299,250	2.923%, 11/01/2026(e) 1 mo. LIBOR + 2.750%	287,654
	BWAY Holding Co.
58,433	4.561%, 04/03/2024(e) 3 mo. LIBOR + 3.250%	52,882
	Cast and Crew Payroll LLC
99,622	3.930%, 02/09/2026(e) 1 mo. LIBOR + 3.750%	91,777
	CD&R Hydra Buyer, Inc.
98,985	5.250%, 12/11/2024(e) 1 mo. LIBOR + 4.250%	91,999
	CenturyLink, Inc.
316,875	2.178%, 01/31/2025(e) 1 mo. LIBOR + 2.000%	304,200
	CHG Healthcare Services, Inc.
99,743	4.072%, 06/07/2023(e) 3 mo. LIBOR + 3.000%	96,431
	Cologix, Inc.
100,000	4.750%, 03/20/2024(e) 1 mo. LIBOR + 3.750%	96,323
	Comet Acquisition, Inc.
98,500	3.808%, 10/24/2025(e) 3 mo. LIBOR + 3.500%	92,098
	CPM Holdings, Inc.
98,500	3.962%, 11/17/2025(e) 3 mo. LIBOR + 3.750%	90,140
	Cvent, Inc.
88,267	3.928%, 11/29/2024(e) 1 mo. LIBOR + 3.750%	76,571
	Deerfield Dakota Holding LLC
100,000	0.000%, 04/09/2027(f)	97,458
	Diamond (BC) B.V.
98,237	3.760%, 09/06/2024(e) 3 mo. LIBOR + 3.000%	90,705
	Eastern Power LLC
680,516	4.750%, 10/02/2025(e) 3 mo. LIBOR + 3.750%	661,972
	Emerald TopCo, Inc.
99,250	4.260%, 07/24/2026(e) 3 mo. LIBOR + 3.500%	96,273
	EyeCare Partners LLC
80,878	4.058%, 02/18/2027(e) 3 mo. LIBOR + 3.750%	73,498
	Frontera Generation Holdings LLC
491,228	5.385%, 05/02/2025(e) 1 mo. LIBOR + 4.250%	305,053

Principal Amount^		Value
	Gardner Denver, Inc.
$ 100,000	0.000%, 03/01/2027(f)	$97,438
	GlobalFoundries, Inc.
99,000	5.063%, 06/05/2026(e)(g) 3 mo. LIBOR + 4.750%	96,030
	GrafTech Finance, Inc.
48,334	0.000%, 02/12/2025(f)	47,226
	Hamilton Projects Acquiror LLC
100,000	5.750%, 06/17/2027(e) 3 mo. LIBOR + 4.750%	98,166
	Helix Gen Funding LLC
590,503	4.750%, 06/03/2024(e) 1 mo. LIBOR + 3.750%	570,621
	IBC Capital Ltd.
80,300	4.058%, 09/11/2023(e) 3 mo. LIBOR + 3.750%	76,887
	Illuminate Buyer LLC
50,000	0.000%, 06/16/2027(f)	49,338
	Informatica LLC
99,750	3.428%, 02/25/2027(e) 1 mo. LIBOR + 3.250%	95,810
	Jefferies Finance LLC
99,497	3.188%, 06/03/2026(e) 1 mo. LIBOR + 3.000%	94,336
	JetBlue Airways Corp.
50,000	6.250%, 06/12/2024(e) 3 mo. LIBOR + 5.250%	49,075
	LTI Holdings, Inc.
98,250	3.678%, 09/06/2025(e) 1 mo. LIBOR + 3.500%	84,021
	Mileage Plus Holdings LLC
100,000	0.000%, 06/25/2027(f)	99,385
	MMM Holdings, Inc.
760,500	6.750%, 12/24/2026(e) 6 mo. LIBOR + 5.750%	726,277
	Moran Foods LLC
10,659	7.000%, 04/01/2024(e) 3 mo. LIBOR + 6.000%	9,659
12,741	12.183%, 10/01/2024(e) 3 mo. LIBOR + 10.750%	6,052
	NFP Corp.
49,240	3.428%, 02/15/2027(e) 1 mo. LIBOR + 3.250%	46,040
	NorthRiver Midstream Finance L.P.
589,746	4.683%, 10/01/2025(e) 3 mo. LIBOR + 3.250%	559,616
	Panther BF Aggregator 2 L.P.
779,436	3.678%, 04/30/2026(e) 1 mo. LIBOR + 3.500%	745,336
	Pelican Products, Inc.
49,873	0.000%, 05/01/2025(f)	46,049
	Playpower, Inc.
97,548	5.808%, 05/08/2026(e) 3 mo. LIBOR + 5.500%	86,574
	Playtika Holding Corp.
49,367	7.072%, 12/10/2024(e) 3 mo. LIBOR + 6.000%	49,444
	PQ Corp.
50,000	0.000%, 02/07/2027(f)	48,406
	Samsonite International S.A.
150,000	5.500%, 04/25/2025(e) 1 mo. LIBOR + 4.500%	146,062

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	99

PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	ScribeAmerica Intermediate Holdco LLC
$ 49,121	4.690%, 04/03/2025(e) 1 mo. LIBOR + 4.500%	$41,016
	Stericycle, Inc.
438,270	2.053%-2.070%, 11/17/2022(e) 3 mo. LIBOR + 1.875%	416,357
	Summit Midstream Partners Holdings LLC
15,341	7.000%, 05/13/2022(e) 3 mo. LIBOR + 6.000%	3,728
	Tech Data Corp.
100,000	0.000%, 06/30/2025(f)	99,250
	Teneo Holdings LLC
49,625	6.250%, 07/11/2025(e) 1 mo. LIBOR + 5.250%	47,330
	Tibco Software, Inc.
100,000	3.930%, 06/30/2026(e) 1 mo. LIBOR + 3.750%	94,750
	Tivity Health, Inc.
728,313	5.428%, 03/06/2026(e) 1 mo. LIBOR + 5.250%	660,227
	TransDigm, Inc.
99,749	0.000%, 05/30/2025(f)	90,286
	TVC Albany, Inc.
98,250	3.680%, 07/23/2025(e) 1 mo. LIBOR + 3.500%	93,890
	U.S. Foods, Inc.
149,063	4.250%, 04/21/2027(e) 3 mo. LIBOR + 3.250%	144,591
	U.S. Renal Care, Inc.
471,438	5.178%, 06/26/2026(e) 1 mo. LIBOR + 5.000%	454,871
	UGI Energy Services LLC
237,600	3.928%, 08/13/2026(e) 1 mo. LIBOR + 3.750%	230,769
	USI, Inc.
50,000	4.500%, 12/02/2026(e) 3 mo. LIBOR + 4.000%	48,703
	Vertical U.S. Newco, Inc.
100,000	0.000%, 07/01/2027(f)	98,000
	Xplornet Communications, Inc.
150,000	4.928%, 05/29/2027(e) 1 mo. LIBOR + 4.750%	143,775
	Zayo Group Holdings, Inc.
99,750	3.178%, 03/09/2027(e) 1 mo. LIBOR + 3.000%	95,007

TOTAL BANK LOANS (Cost $12,549,279)		11,911,694

CORPORATE BONDS: 24.0%

Basic Materials: 0.8%
	Arconic Corp.
100,000	6.000%, 05/15/2025(c)	103,563
	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
50,000	9.000%, 07/01/2028(c)	52,250
	Kaiser Aluminum Corp.
50,000	6.500%, 05/01/2025(c)	51,844

Principal Amount^		Value

Basic Materials (continued)
	Minerals Technologies, Inc.
$ 75,000	5.000%, 07/01/2028(c)	$76,313
	Neon Holdings, Inc.
16,000	10.125%, 04/01/2026(c)	15,960
	Newcrest Finance Pty Ltd.
100,000	3.250%, 05/13/2030(c)	107,633
	Steel Dynamics, Inc.
10,000	3.250%, 01/15/2031	10,222
	United States Steel Corp.
140,000	12.000%, 06/01/2025(c)	143,762
	WR Grace & Co-Conn
75,000	4.875%, 06/15/2027(c)	76,352

		637,899

Communications: 1.5%
	Charter Communications Operating LLC / Charter Communications Operating Capital
50,000	2.800%, 04/01/2031	50,789
	Dolya Holdco 18 DAC
200,000	5.000%, 07/15/2028(c)	198,440
	Lamar Media Corp.
30,000	4.875%, 01/15/2029(c)	30,281
	Level 3 Financing, Inc.
200,000	4.250%, 07/01/2028(c)	200,770
	Match Group, Inc.
50,000	4.625%, 06/01/2028(c)	50,656
	Sirius XM Radio, Inc.
80,000	4.125%, 07/01/2030(c)	79,417
	T-Mobile USA, Inc.
85,000	3.875%, 04/15/2030(c)	94,761
	TEGNA, Inc.
260,000	5.000%, 09/15/2029(c)	243,649
	ViacomCBS, Inc.
127,000	4.950%, 01/15/2031(h)	150,281
60,000	4.950%, 05/19/2050	67,100
	Walt Disney Co. (The)
50,000	3.800%, 05/13/2060	57,972

		1,224,116

Consumer, Cyclical: 2.1%
	Aramark Services, Inc.
100,000	6.375%, 05/01/2025(c)	103,450
5,000	5.000%, 02/01/2028(c)	4,761
	Boyd Gaming Corp.
25,000	8.625%, 06/01/2025(c)	26,172
	Boyne USA, Inc.
25,000	7.250%, 05/01/2025(c)	26,279
	CD&R Smokey Buyer, Inc.
25,000	6.750%, 07/15/2025(c)(i)	26,055
	Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Corp.
$50,000	5.500%, 05/01/2025(c)	50,469
	Delta Air Lines, Inc.
350,000	7.000%, 05/01/2025(c)(h)	361,662
	Hanesbrands, Inc.
25,000	5.375%, 05/15/2025(c)	25,328
	Hyatt Hotels Corp.
95,000	5.750%, 04/23/2030	104,649
	Live Nation Entertainment, Inc.
100,000	6.500%, 05/15/2027(c)	103,187

The accompanying notes are an integral part of these financial statements.

100	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Cyclical (continued)
	Marriott International, Inc.
$ 50,000	5.750%, 05/01/2025	$54,375
70,000	4.625%, 06/15/2030	72,775
	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
100,000	6.500%, 06/20/2027(c)(i)	100,282
	Nordstrom, Inc.
160,000	4.375%, 04/01/2030	125,767
	Panther BF Aggregator 2 L.P. / Panther Finance Co., Inc.
10,000	8.500%, 05/15/2027(c)	10,075
	Performance Food Group, Inc.
50,000	6.875%, 05/01/2025(c)	51,844
	Picasso Finance Sub, Inc.
100,000	6.125%, 06/15/2025(c)	102,500
	Six Flags Theme Parks, Inc.
55,000	7.000%, 07/01/2025(c)	57,097
	Suburban Propane Partners L.P. / Suburban Energy Finance Corp.
25,000	5.750%, 03/01/2025	25,091
	Superior Plus L.P. / Superior General Partner, Inc.
20,000	7.000%, 07/15/2026(c)	21,021
	Walgreens Boots Alliance, Inc.
100,000	3.200%, 04/15/2030	103,608
	Whirlpool Corp.
10,000	4.600%, 05/15/2050	11,433
	Williams Scotsman International, Inc.
40,000	7.875%, 12/15/2022(c)	41,575
10,000	6.875%, 08/15/2023(c)	10,301
	WMG Acquisition Corp.
30,000	3.875%, 07/15/2030(c)	30,376
	Wolverine World Wide, Inc.
100,000	6.375%, 05/15/2025(c)	105,187

		1,755,319

Consumer, Non-cyclical: 3.1%
	Acadia Healthcare Co., Inc.
50,000	5.500%, 07/01/2028(c)	50,312
	Altria Group, Inc.
40,000	3.400%, 05/06/2030	43,127
10,000	4.450%, 05/06/2050	10,985
	Ashtead Capital, Inc.
260,000	4.250%, 11/01/2029(c)	260,650
	Avanos Medical, Inc.
32,000	6.250%, 10/15/2022	32,040
	Carriage Services, Inc.
10,000	6.625%, 06/01/2026(c)	10,548
	Constellation Brands, Inc.
30,000	3.750%, 05/01/2050	32,936
	CVS Pass-Through Trust
151,687	5.926%, 01/10/2034(c)	169,743
	DaVita, Inc.
160,000	4.625%, 06/01/2030(c)	159,332
	Gartner, Inc.
75,000	4.500%, 07/01/2028(c)	76,065
	Ingredion, Inc.
70,000	4.625%, 11/01/2020	70,781

Principal Amount^		Value

Consumer, Non-cyclical (continued)
	Jaguar Holding Co. II / Pharmaceutical Product Development LLC
$ 75,000	4.625%, 06/15/2025(c)	$76,468
	KeHE Distributors LLC / KeHE Finance Corp.
10,000	8.625%, 10/15/2026(c)	10,673
	Kraft Heinz Foods Co.
25,000	4.250%, 03/01/2031(c)	26,563
160,000	4.625%, 10/01/2039(c)	161,167
50,000	5.000%, 06/04/2042	52,751
80,000	4.375%, 06/01/2046	78,768
25,000	5.500%, 06/01/2050(c)	26,749
	MEDNAX, Inc.
450,000	6.250%, 01/15/2027(c)	451,555
	Nathan’s Famous, Inc.
50,000	6.625%, 11/01/2025(c)	50,625
	Sotheby’s
50,000	7.375%, 10/15/2027(c)	47,335
	Spectrum Brands, Inc.
50,000	5.500%, 07/15/2030(c)	50,188
	Sysco Corp.
260,000	5.950%, 04/01/2030(h)	327,204
	Tenet Healthcare Corp.
25,000	4.625%, 06/15/2028(c)	24,418
	US Foods, Inc.
100,000	6.250%, 04/15/2025(c)	102,187
	Vector Group Ltd.
50,000	6.125%, 02/01/2025(c)	48,156
	Zimmer Biomet Holdings, Inc.
50,000	3.550%, 03/20/2030	54,109

		2,505,435

Energy: 1.4%
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
10,000	4.486%, 05/01/2030	11,558
	Bayan Resources Tbk PT
200,000	6.125%, 01/24/2023	188,391
	BP Capital Markets Plc
250,000	4.875%, 03/22/2030(a)(b) 5 year CMT + 4.398%	258,750
	Enable Midstream Partners L.P.
405,000	4.150%, 09/15/2029	355,718
	Energy Transfer Operating L.P.
320,000	6.250%, 02/15/2023(a)(b) 3 mo. USD LIBOR + 4.028%	246,158
	Sabine Pass Liquefaction LLC
100,000	4.500%, 05/15/2030(c)	111,235

		1,171,810

Financial: 12.3%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
560,000	4.500%, 09/15/2023(i)	560,479
	Alleghany Corp.
80,000	3.625%, 05/15/2030	85,064
	Alliance Data Systems Corp.
375,000	4.750%, 12/15/2024(c)	338,672
	American Equity Investment Life Holding Co.
25,000	5.000%, 06/15/2027	27,182

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	101

PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	American International Group, Inc.
$ 140,000	3.400%, 06/30/2030(h)	$151,679
120,000	4.375%, 06/30/2050(h)	139,380
	Apollo Management Holdings L.P.
500,000	4.950%, 01/14/2050(a)(c) 5 year CMT + 3.266%	449,955
	Ares Finance Co. II LLC
50,000	3.250%, 06/15/2030(c)	50,931
	Assurant, Inc.
17,000	1.534%, 03/26/2021(e) 3 mo. USD LIBOR + 1.250%	17,000
	Bank of New York Mellon Corp. (The)
30,000	4.700%, 09/20/2025(a)(b) 5 year CMT + 4.358%	31,275
	Brazilian Merchant Voucher Receivables Ltd.
200,000	4.180%, 04/07/2028	201,716
	Business Development Corp. of America
375,000	4.750%, 12/30/2022(c)	336,525
225,000	4.850%, 12/15/2024(c)	199,439
	Charles Schwab Corp. (The)
100,000	5.375%, 06/01/2025(a)(b) 5 year CMT + 4.971%	107,082
	CIT Group, Inc.
50,000	3.929%, 06/19/2024(a) SOFRRATE + 3.827%	48,568
	Credit Acceptance Corp.
285,000	6.625%, 03/15/2026	287,401
	Credit Suisse Group AG
250,000	4.194%, 04/01/2031(a)(c)(h) SOFRRATE + 3.730%	285,775
	Cushman & Wakefield US Borrower LLC
150,000	6.750%, 05/15/2028(c)	157,031
	Drawbridge Special Opportunities Fund L.P. / Drawbridge Special Opportunities Finance
465,000	5.000%, 08/01/2021(c)	465,373
	Enstar Group Ltd.
500,000	4.950%, 06/01/2029	528,450
	Fairfax Financial Holdings Ltd.
545,000	4.625%, 04/29/2030(c)	588,438
	Fidelis Insurance Holdings Ltd.
540,000	4.875%, 06/30/2030(c)	535,945
	Fidelity National Financial, Inc.
50,000	3.400%, 06/15/2030	52,160
	First American Financial Corp.
70,000	4.000%, 05/15/2030	76,909
	FS KKR Capital Corp. II
325,000	4.250%, 02/14/2025(c)	290,623
	GLP Capital L.P. / GLP Financing II, Inc.
90,000	4.000%, 01/15/2031	89,573
	HSBC Holdings Plc
200,000	4.950%, 03/31/2030(h)	240,886
	Iron Mountain, Inc.
150,000	5.625%, 07/15/2032(c)	150,154
	Lincoln National Corp.
80,000	3.400%, 01/15/2031	87,022
30,000	4.375%, 06/15/2050	33,593

Principal Amount^		Value

Financial (continued)
	Macquarie Bank Ltd.
$ 200,000	3.624%, 06/03/2030(c)	$210,140
	Main Street Capital Corp.
200,000	5.200%, 05/01/2024	205,894
	Markel Corp.
210,000	6.000%, 06/01/2025(a)(b) 5 year CMT + 5.662%	214,200
	Nasdaq, Inc.
20,000	3.250%, 04/28/2050	21,035
	Nationwide Mutual Insurance Co.
130,000	4.350%, 04/30/2050(c)	139,000
	NFP Corp.
100,000	7.000%, 05/15/2025(c)	105,438
	Owl Rock Capital Corp.
100,000	4.000%, 03/30/2025	98,891
	Owl Rock Capital Corp. II
120,000	4.625%, 11/26/2024(c)	118,564
	Owl Rock Technology Finance Corp.
475,000	6.750%, 06/30/2025(c)	490,374
	Prudential Plc
44,000	3.125%, 04/14/2030	47,373
	Reinsurance Group of America, Inc.
40,000	3.150%, 06/15/2030	41,586
	SBA Communications Corp.
25,000	3.875%, 02/15/2027(c)	24,961
	Sirius International Group Ltd.
700,000	4.600%, 11/01/2026(c)	634,568
	Solar Capital Ltd.
400,000	4.500%, 01/20/2023	385,247
	Standard Chartered Plc
200,000	4.644%, 04/01/2031(a)(c)(h) 5 year CMT + 3.850%	227,408
	United Insurance Holdings Corp.
530,000	6.250%, 12/15/2027	508,800
	Weyerhaeuser Co.
9,000	4.000%, 04/15/2030	10,197

		10,097,956

Industrial: 1.8%
	BAE Systems Plc
200,000	3.400%, 04/15/2030(c)(h)	218,280
	Boeing Co. (The)
200,000	5.150%, 05/01/2030(h)	223,433
100,000	5.705%, 05/01/2040(h)	114,188
100,000	5.805%, 05/01/2050	118,368
	BWX Technologies, Inc.
100,000	4.125%, 06/30/2028(c)	100,125
	Cleaver-Brooks, Inc.
25,000	7.875%, 03/01/2023(c)	21,279
	GATX Corp.
$20,000	4.000%, 06/30/2030	21,452
	Great Lakes Dredge & Dock Corp.
50,000	8.000%, 05/15/2022	51,426
	Grinding Media, Inc./ Moly-Cop AltaSteel Ltd.
50,000	7.375%, 12/15/2023(c)	49,906
	Hillenbrand, Inc.
190,000	5.750%, 06/15/2025	196,888
	Howmet Aerospace, Inc.
25,000	6.875%, 05/01/2025	27,149
	Mauser Packaging Solutions Holding Co.
50,000	8.500%, 04/15/2024(c)	52,563

The accompanying notes are an integral part of these financial statements.

102	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Industrial (continued)
	Owens Corning
$ 60,000	3.875%, 06/01/2030	$64,142
	PowerTeam Services LLC
60,000	9.033%, 12/04/2025(c)	61,463
	Ryder System, Inc.
35,000	3.350%, 09/01/2025	37,317
	Standard Industries, Inc.
25,000	5.000%, 02/15/2027(c)	25,385
50,000	4.375%, 07/15/2030(c)	50,000
	Textron, Inc.
10,000	3.000%, 06/01/2030	9,977

		1,443,341

Technology: 0.9%
	AMS AG
265,000	7.000%, 07/31/2025	262,350
	Boxer Parent Co., Inc.
50,000	7.125%, 10/02/2025(c)	52,519
	Broadcom, Inc.
110,000	4.150%, 11/15/2030(c)(h)	119,784
	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
25,000	5.750%, 03/01/2025(c)	24,746
	Leidos, Inc.
50,000	4.375%, 05/15/2030(c)	56,447
	MSCI, Inc.
100,000	3.875%, 02/15/2031(c)	102,187
	NCR Corp.
50,000	8.125%, 04/15/2025(c)	53,219
	Qorvo, Inc.
70,000	4.375%, 10/15/2029(c)	71,806

		743,058

Utilities: 0.1%
	AES Corp. (The)
60,000	3.950%, 07/15/2030(c)	63,562
	Clearway Energy Operating LLC
25,000	4.750%, 03/15/2028(c)	25,522
	Terraform Global Operating LLC
25,000	6.125%, 03/01/2026(c)	24,714

		113,798

TOTAL CORPORATE BONDS (Cost $19,254,025)		19,692,732

GOVERNMENT SECURITIES & AGENCY ISSUE: 19.0%
	United States Treasury Note
1,500,000	1.375%, 09/15/2020	1,503,729
1,800,000	1.875%, 12/15/2020	1,814,027
1,600,000	2.375%, 03/15/2021	1,624,813
1,600,000	2.625%, 06/15/2021	1,637,531
1,600,000	2.750%, 09/15/2021	1,649,813
1,800,000	2.625%, 12/15/2021	1,864,406
1,500,000	2.375%, 03/15/2022(j)	1,556,397
1,500,000	1.750%, 06/15/2022(j)	1,546,641
1,500,000	1.500%, 09/15/2022(j)	1,544,443
800,000	1.625%, 12/15/2022(j)	828,703

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $15,198,276)		15,570,503

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES: 6.4%
	Alternative Loan Trust
$ 186,840	Series 2007-OA4-A1 0.355%, 05/25/2047(e) 1 mo. USD LIBOR + 0.170%	$167,310
201,235	Series 2007-OA7-A1A 0.365%, 05/25/2047(e) 1 mo. USD LIBOR + 0.180%	175,701
	BX Commercial Mortgage Trust
238,850	Series 2019-XL-F 2.185%, 10/15/2036(c)(e) 1 mo. USD LIBOR + 2.000%	230,902
238,850	Series 2019-XL-G 2.485%, 10/15/2036(c)(e) 1 mo. USD LIBOR + 2.300%	230,396
	BXMT Ltd.
250,000	Series 2020-FL2-D 2.144%, 02/16/2037(c)(e) 1 mo. USD LIBOR + 1.950%	231,504
	Cascade Funding Mortgage Trust
277,755	Series 2018-RM2-A 4.000%, 10/25/2068(a)(c)	290,432
	CD Mortgage Trust
1,019,988	Series 2017-CD4-XA 1.457%, 05/10/2050(a)(k)	59,545
	CGMS Commercial Mortgage Trust
260,000	Series 2017-MDRC-E 3.585%, 07/15/2030(c)(e) 1 mo. USD LIBOR + 3.400%	222,310
	COLT Mortgage Loan Trust
86,112	Series 2018-3-A1 3.692%, 10/26/2048(a)(c)	88,015
	Credit Suisse Mortgage Trust
144,172	Series 2018-RPL9-A1 3.850%, 09/25/2057(a)(c)	153,950
480,000	Series 2018-SITE-C 4.941%, 04/15/2036(a)(c)	440,277
	Exantas Capital Corp. Ltd.
150,000	Series 2018-RSO6-B 1.344%, 06/15/2035(c)(e) 1 mo. USD LIBOR + 1.150%	144,333
	Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2,847,785	Series 2015-R1-XA1 0.700%, 11/25/2055(a)(c)(k)	209,307
4,619,355	Series 2015-R1-XA3 0.700%, 11/25/2052(a)(c)(k)	289,837
	GPMT Ltd.
200,000	Series 2018-FL1-C 2.344%, 11/19/2035(c)(e) 1 mo. USD LIBOR + 2.150%	183,277
	GS Mortgage Securities Corp. Trust
250,000	Series 2020-DUNE-E 2.685%, 12/15/2036(c)(e) 1 mo. USD LIBOR + 2.500%	213,946
250,000	Series 2020-UPTN-E 3.246%, 02/10/2037(a)(c)	231,545
	HarborView Mortgage Loan Trust
327,562	Series 2006-12-2A2A 0.384%, 01/19/2038(e) 1 mo. USD LIBOR + 0.190%	290,376

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	103

PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	JP Morgan Chase Commercial Mortgage Securities Trust
$ 1,802,566	Series 2016-JP2-XA 1.951%, 08/15/2049(a)(k)	$151,124
	JPMDB Commercial Mortgage Securities Trust
213,236	Series 2017-C5-XA 1.087%, 03/15/2050(a)(k)	9,802
	LSTAR Securities Investment Ltd.
780,242	Series 2019-5-A1 1.673%, 11/01/2024(c)(e) 1 mo. USD LIBOR + 1.500%	772,453
	LSTAR Securities Investment Trust
283,695	Series 2019-1-A1 1.873%, 03/01/2024(c)(e) 1 mo. USD LIBOR + 1.700%	285,392
	Residential Accredit Loans, Inc. Trust
429,733	Series 2006-QO6-A1 0.365%, 06/25/2046(e) 1 mo. USD LIBOR + 0.180%	150,904
	Wells Fargo Commercial Mortgage Trust
956,533	Series 2016-BNK1-XA 1.894%, 08/15/2049(a)(k)	75,775

TOTAL MORTGAGE-BACKED SECURITIES (Cost $5,637,377)		5,298,413

MUNICIPAL BOND: 0.0%

Indiana: 0.0%
	Knox County Industry Economic Development Revenue
5,000	Series B 5.900%, 04/01/2034	4,904

TOTAL MUNICIPAL BOND (Cost $4,678)		4,904

Shares

SHORT-TERM INVESTMENTS: 2.7%

MONEY MARKET FUND: 0.6%
466,353	State Street Institutional Treasury Money Market Fund - Premier Class, 0.110%(l)	466,353

TOTAL MONEY MARKET FUND (Cost $466,353)		466,353

Principal Amount^

REPURCHASE AGREEMENTS: 2.0%
$1,611,000	Fixed Income Clearing Corp. 0.000%, 6/30/2020, due 07/01/2020 [collateral: par value $1,528,400, U.S. Treasury Note, 0.625%, due 04/15/2023, value $1,643,465] (proceeds $1,611,000)	1,611,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,611,000)		1,611,000

Principal Amount^		Value

TREASURY BILLS: 0.1%
	United States Treasury Bill
$ 10,000	0.157%, 02/25/2021(j)(m)	$9,990
50,000	0.150%, 04/22/2021(j)(m)	49,937

TOTAL TREASURY BILLS (Cost $59,929)		59,927

TOTAL SHORT-TERM INVESTMENTS (Cost $2,137,282)		2,137,280

TOTAL INTEREST RATE SWAPTIONS (Cost $61,700): 0.1%		80,750

TOTAL INVESTMENTS (Cost: $86,013,197): 102.3%		83,910,454

Liabilities in Excess of Other Assets: (2.3)%		(1,867,115)

NET ASSETS: 100.0%		$82,043,339

Percentages are stated as a percent of net assets.

CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury Index
ETF	Exchange Traded Fund
LIBOR	London Interbank Offered Rate
L.P.	Limited Partnership
SOFRRATE	Secured Overnight Financing Rate
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2020.
(b)	Perpetual Call.
(c)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(d)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2020.
(e)	Floating Interest Rate at June 30, 2020.
(f)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(g)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.
(h)	All or a portion of the security has been pledged as collateral against open reverse repurchase agreements. As of June 30, 2020 , the market value of securities pledged amounted to $2,430,481.
(i)	When issued security.
(j)	Securities with an aggregate fair value of $5,536,111 have been pledged as collateral for options, total return swaps, credit default swaps, interest rate swaps, and futures positions.
(k)	Interest Only security. Security with a notional or nominal principal amount.

The accompanying notes are an integral part of these financial statements.

104	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2020 (Unaudited) (Continued)

(l)	The rate disclosed is the 7 day net yield as of June 30, 2020.
(m)	The rate shown represents yield-to-maturity.

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
EUR	Euro
ILS	Israeli New Shekel
USD	U.S. Dollar

UNFUNDED LOAN COMMITMENTS — At June 30, 2020, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
BCPE Empire Holdings, Inc., 4.142%, 06/11/2026	$3,354	$3,258	$(96)
EyeCare Partners LLC, 3.750%, 02/18/2027	18,919	17,193	(1,726)
Amerilife Holdings LLC, 4.000%, 03/18/2027	10,000	9,550	(450)
TOTAL		$30,001	$(2,272)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	105

PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund)

SCHEDULE OF PURCHASED OPTIONS at June 30, 2020 (Unaudited)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
INTEREST RATE SWAPTIONS
Call
Two Year Ten Year USD Constant Maturity Swaption	Bank of America N.A.	$0.40	7/29/2022	11,000,000	$11,000,000	$33,487	$25,410	$8,077
Two Year Ten Year USD Constant Maturity Swaption	Goldman Sachs International	0.40	7/29/2022	2,000,000	2,000,000	6,089	4,540	1,549
Two Year Ten Year USD Constant Maturity Swaption	Goldman Sachs International	0.61	7/29/2022	7,000,000	7,000,000	13,775	10,150	3,625
Two Year Ten Year USD Constant Maturity Swaption	Morgan Stanley & Co.	0.40	7/29/2022	9,000,000	9,000,000	27,399	21,600	5,799

Total Purchased Options						$80,750	$61,700	$19,050

The accompanying notes are an integral part of these financial statements.

106	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund)

REVERSE REPURCHASE AGREEMENTS at June 30, 2020 (Unaudited)

Principal Amount^		Value
$(1,022,250)	Barclays Capital Plc 0.850%, 5/26/2020, due 07/27/2020	$(1,022,250)
(404,469)	BMO Capital Markets Corp. 0.750%, 5/13/2020, due 07/13/2020	(404,469)
(222,309)	BMO Capital Markets Corp. 0.850%, 5/13/2020, due 08/13/2020	(222,309)
(425,744)	BNP Paribas 0.750%, 5/13/2020, due 07/13/2020	(425,744)
(215,896)	BNP Paribas 0.850%, 5/13/2020, due 08/13/2020	(215,896)

TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds $2,290,668)		$(2,290,668)

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	107

PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund)

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at June 30, 2020 (Unaudited)

At June 30, 2020, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2020	Fund Delivering	U.S. $ Value at June 30, 2020	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	2/1/2021	USD	$4,821	ILS	$4,799	$22	$—
	4/30/2021	USD	29,953	ILS	29,454	499	—
	1/31/2022	USD	93,834	ILS	92,860	974	—
Citibank N.A.	7/1/2020	BRL	364,654	USD	367,539	—	(2,885)
	7/1/2020	BRL	182,327	USD	195,065	—	(12,738)
	7/1/2020	USD	495,761	BRL	364,654	131,107	—
	7/1/2020	USD	183,769	BRL	182,327	1,442	—
	2/1/2021	USD	13	ILS	13	—	—
	4/30/2021	USD	406,848	ILS	400,572	6,276	—
	7/1/2021	BRL	35,908	USD	38,193	—	(2,285)
	7/1/2021	BRL	35,908	USD	38,664	—	(2,756)
Goldman Sachs International	7/30/2020	USD	1,450	EUR	1,434	16	—
	2/1/2021	ILS	343,463	USD	330,597	12,866	—
	2/1/2021	ILS	343,463	USD	331,515	11,948	—
	2/1/2021	ILS	5,534	USD	5,138	396	—
	2/1/2021	ILS	5,534	USD	5,185	349	—
	2/1/2021	USD	593,208	ILS	584,618	8,590	—
	2/1/2021	USD	102,448	ILS	102,308	140	—
	2/1/2021	USD	6,282	ILS	6,256	26	—
	4/30/2021	ILS	310,738	USD	298,557	12,181	—
	4/30/2021	ILS	310,738	USD	298,892	11,846	—
	4/30/2021	USD	94,794	ILS	94,252	542	—
	4/30/2021	USD	97,471	ILS	97,198	273	—
	7/30/2021	USD	198,957	EUR	194,255	4,702	—
	1/31/2022	ILS	106,789	USD	98,692	8,097	—
	1/31/2022	ILS	106,789	USD	99,610	7,179	—
	1/31/2022	USD	121,980	ILS	120,718	1,262	—
JPMorgan Chase Bank N.A.	7/30/2020	EUR	2,952	USD	2,918	34	—
	7/30/2020	USD	1,525	EUR	1,518	7	—
	7/1/2021	USD	95,023	BRL	71,817	23,206	—
	7/30/2021	EUR	399,938	USD	399,948	—	(10)
	7/30/2021	USD	209,308	EUR	205,682	3,626	—
Morgan Stanley & Co.	7/1/2020	BRL	182,327	USD	199,489	—	(17,162)
	7/1/2020	USD	183,769	BRL	182,327	1,442	—

			$5,658,276		$5,447,064	$249,048	$(37,836)

SCHEDULE OF FINANCIAL FUTURES CONTRACTS at June 30, 2020 (Unaudited)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
Ultra 10YR U.S. Treasury Notes	1	$100,000	$157,484	9/21/2020	$310

Total Long					$310

Futures Contracts – Short
5YR U.S. Treasury Notes	(16)	$(1,600,000)	$(2,011,875)	9/30/2020	$(4,258)
10YR U.S. Treasury Notes	(12)	(1,200,000)	(1,670,062)	9/21/2020	(3,406)

Total Short					$(7,664)

Total Futures Contracts					$(7,354)

The accompanying notes are an integral part of these financial statements.

108	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund)

SCHEDULE OF SWAPS at June 30, 2020 (Unaudited)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS
		Rates Exchanged
Notional Amount	Maturity Date	Payment Received	Payment Made	Periodic Payment Frequency	Fair Value	Upfront Payment Made (Received)	Unrealized Appreciation/ (Depreciation)
$2,600,000	11/06/2021	3 Month LIBOR	3.144%	Quarterly	$(101,831)	$965	$(102,796)
$350,000	11/07/2023	3 Month LIBOR	3.180%	Quarterly	(34,349)	80	(34,429)

					$(136,180)	$1,045	$(137,225)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at June 30, 2020	Notional Amount	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid	Unrealized Depreciation
Sell Protection
CDX North America HIgh Yield Index Series 34 5.000%, 06/20/2025	6/20/2025	5.000%	4.720%	$1,102,000	Quarterly	$(7,602)	$9,690	$(17,292)

Total Sell Protection						$(7,602)	$9,690	$(17,292)

(1)

For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)

For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)

For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America High Yield Index Series 34.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS
Referenced Obligation	Maturity Date	Counterparty	Fund Pays/ Receives Floating Rate	Floating Rate Index and Spread	Notional Amount	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
iShares iBoxx High Yield Corporate Bond ETF USD	8/3/2020	Goldman Sachs International	Pays	3 Month USD LIBOR + 0.000%	$(1,645,199)	Quarterly	$61,475	$—	$61,475

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	109

PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund)

SCHEDULE OF WRITTEN OPTIONS at June 30, 2020 (Unaudited)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
INDEX OPTIONS
Put
Russell 2000 Index	UBS Securities LLC	$1,380.00	7/2/2020	(3)	$(432,411)	$(1,050)	$(14,098)	$13,048
Russell 2000 Index	UBS Securities LLC	1,385.00	7/2/2020	(1)	(144,137)	(406)	(4,609)	4,203
Russell 2000 Index	UBS Securities LLC	1,420.00	7/2/2020	(1)	(144,137)	(1,067)	(4,270)	3,203
Russell 2000 Index	UBS Securities LLC	1,350.00	7/10/2020	(1)	(144,137)	(943)	(3,590)	2,647
Russell 2000 Index	UBS Securities LLC	1,410.00	7/10/2020	(2)	(288,274)	(4,442)	(9,729)	5,287
Russell 2000 Index	UBS Securities LLC	1,420.00	7/10/2020	(1)	(144,137)	(2,462)	(4,859)	2,397
Russell 2000 Index	UBS Securities LLC	1,340.00	7/17/2020	(1)	(144,137)	(1,447)	(6,809)	5,362
Russell 2000 Index	UBS Securities LLC	1,350.00	7/17/2020	(1)	(144,137)	(1,584)	(6,549)	4,965
Russell 2000 Index	UBS Securities LLC	1,385.00	7/17/2020	(2)	(288,274)	(6,442)	(11,459)	5,017
Russell 2000 Index	UBS Securities LLC	1,350.00	7/24/2020	(4)	(576,548)	(9,572)	(20,248)	10,676
Russell 2000 Index	UBS Securities LLC	1,385.00	7/24/2020	(1)	(144,137)	(3,770)	(4,519)	749
S&P 500 Index	UBS Securities LLC	2,935.00	7/2/2020	(1)	(310,029)	(155)	(6,755)	6,600
S&P 500 Index	UBS Securities LLC	2,980.00	7/2/2020	(7)	(2,170,203)	(2,275)	(43,571)	41,296
S&P 500 Index	UBS Securities LLC	2,990.00	7/2/2020	(3)	(930,087)	(1,200)	(16,914)	15,714
S&P 500 Index	UBS Securities LLC	3,040.00	7/2/2020	(1)	(310,029)	(1,013)	(5,193)	4,180
S&P 500 Index	UBS Securities LLC	2,950.00	7/10/2020	(2)	(620,058)	(3,132)	(9,279)	6,147
S&P 500 Index	UBS Securities LLC	3,030.00	7/10/2020	(3)	(930,087)	(9,060)	(17,876)	8,816
S&P 500 Index	UBS Securities LLC	3,040.00	7/10/2020	(6)	(1,860,174)	(18,720)	(37,358)	18,638
S&P 500 Index	UBS Securities LLC	3,120.00	7/10/2020	(1)	(310,029)	(5,900)	(5,415)	(485)
S&P 500 Index	UBS Securities LLC	2,950.00	7/17/2020	(2)	(620,058)	(5,600)	(12,099)	6,499
S&P 500 Index	UBS Securities LLC	2,955.00	7/17/2020	(3)	(930,087)	(9,966)	(30,650)	20,684
S&P 500 Index	UBS Securities LLC	3,020.00	7/17/2020	(3)	(930,087)	(12,150)	(20,298)	8,148
S&P 500 Index	UBS Securities LLC	3,120.00	7/17/2020	(1)	(310,029)	(7,700)	(6,543)	(1,157)
S&P 500 Index	UBS Securities LLC	3,130.00	7/17/2020	(2)	(620,058)	(16,378)	(11,928)	(4,450)
S&P 500 Index	UBS Securities LLC	2,950.00	7/24/2020	(2)	(620,058)	(6,960)	(14,759)	7,799
S&P 500 Index	UBS Securities LLC	2,970.00	7/24/2020	(2)	(620,058)	(8,934)	(14,469)	5,535
S&P 500 Index	UBS Securities LLC	3,035.00	7/24/2020	(2)	(620,058)	(11,700)	(14,705)	3,005
S&P 500 Index	UBS Securities LLC	3,070.00	7/24/2020	(5)	(1,550,145)	(40,050)	(32,285)	(7,765)

Total Written Options						$(194,078)	$(390,836)	$196,758

The accompanying notes are an integral part of these financial statements.

110	Litman Gregory Funds Trust

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period* (1/1/20 to 6/30/20)	Expenses Ratio During Period* (1/1/20 to 6/30/20)
PartnerSelect Equity Fund ** – Institutional Actual	$1,000.00	$924.80	$5.84	1.22%
PartnerSelect Equity Fund** – Institutional Hypothetical – (5% return before expenses)	$1,000.00	$1,018.83	$6.12	1.22%
PartnerSelect International Fund** – Institutional Actual	$1,000.00	$771.70	$5.15	1.17%
PartnerSelect International Fund** – Institutional Hypothetical – (5% return before expenses)	$1,000.00	$1,019.08	$5.87	1.17%
PartnerSelect Smaller Companies Fund** – Institutional Actual	$1,000.00	$813.40	$7.48	1.66%
PartnerSelect Smaller Companies Fund** – Institutional Hypothetical – (5% return before expenses)	$1,000.00	$1,016.65	$8.32	1.66%
PartnerSelect Alternative Strategies Fund** – Institutional Actual	$1,000.00	$975.70	$7.12	1.45%
PartnerSelect Alternative Strategies Fund** – Investor Actual	$1,000.00	$974.90	$8.30	1.69%
PartnerSelect Alternative Strategies Fund** – Institutional Hypothetical – (5% return before expenses)	$1,000.00	$1,017.69	$7.27	1.45%
PartnerSelect Alternative Strategies Fund** – Investor Hypothetical – (5% return before expenses)	$1,000.00	$1,016.50	$8.47	1.69%
PartnerSelect High Income Alternatives Fund** – Institutional Actual	$1,000.00	$949.50	$4.85	1.00%
PartnerSelect High Income Alternatives Fund** – Investor Actual	$1,000.00	$947.50	$6.05	1.25%
PartnerSelect High Income Alternatives Fund** – Institutional Hypothetical – (5% return before expenses)	$1,000.00	$1,019.93	$5.02	1.00%
PartnerSelect High Income Alternatives Fund** – Investor Hypothetical – (5% return before expenses)	$1,000.00	$1,018.68	$6.27	1.25%

* Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (182), then divided by the number of days in the fiscal year (366) (to reflect the one-half-year period).

** Formerly Litman Gregory Masters Equity Fund, Litman Gregory Masters International Fund, Litman Gregory Masters Smaller Companies Fund, Litman Gregory Masters Alternative Strategies Fund, and Litman Gregory Masters High Income Alternatives Fund, respectively.

Expense Examples	111

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2020 – (Unaudited)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund
ASSETS:
Investments in securities at cost	$161,123,909	$287,966,089	$19,577,387	$1,353,451,624	$84,402,197
Repurchase agreements at cost	6,566,000	3,559,000	1,511,000	115,969,000	1,611,000

Total investments at cost	$167,689,909	$291,525,089	$21,088,387	$1,469,420,624	$86,013,197

Investments in securities at value	$218,186,386	$264,950,148	$17,465,327	$1,349,203,459	$82,299,454
Repurchase agreements at value	6,566,000	3,559,000	1,511,000	115,969,000	1,611,000

Total investments at value	$224,752,386	$268,509,148	$18,976,327	$1,465,172,459	$83,910,454

Cash	5,564	42,930	5,955	—	364,658
Cash, denominated in foreign currency (cost of $323,780, $90,305, $0, $6,512,525 and $0, respectively)	314,748	91,260	—	6,518,435	—
Deposits at brokers for securities sold short	—	—	—	59,256,494	—
Deposits at brokers for futures	—	—	—	425,000	2,376
Deposits at brokers for written options	—	—	—	3,282,471	—
Deposits at brokers for swaps	—	—	—	19,890,012	117,968
Receivables:
Securities sold	506,228	—	142,310	14,100,307	2,095,405
Dividends and interest	148,950	198,961	2,099	9,824,867	397,505
Fund shares sold	979	36,180	686	5,245,161	131,303
Foreign tax reclaims	28,461	805,700	—	195,902	—
Variation margin - Centrally Cleared Swaps	—	—	—	581,752	—
Other Receivables	—	—	—	141,418	—
Dividend and interest for swap resets	—	—	—	101,875	—
Variation margin - Futures	—	—	—	82,272	2,110
Net swap premiums paid	—	—	—	1,277,657	—
Unrealized gain on forward foreign currency exchange contracts	—	—	—	296,553	249,048
Unrealized gain on swaps	—	—	—	4,194,768	61,475
Prepaid expenses	11,131	7,108	15,923	10,502	69,899

Total Assets	225,768,447	269,691,287	19,143,300	1,590,597,905	87,402,201

LIABILITIES:
Written options (premium received, $0, $0, $0, $22,615 and $390,836, respectively)	—	—	—	21,838	194,078
Securities sold short (proceeds, $0, $0, $0, $62,851,858 and $0, respectively)	—	—	—	67,774,209	—
Reverse repurchase agreements	—	—	—	—	2,290,668
Payables:
Advisory fees	188,007	201,347	11,673	1,372,589	21,370
Securities purchased	528,733	—	12,475	22,551,981	2,342,513
Fund shares redeemed	649,738	255,982	125,351	9,327,687	348,166
Foreign taxes withheld	—	22,979	—	4,366	—
Trustees fees	1,772	2,283	1,746	858	620
Professional fees	8,709	18,356	6,591	—	5,917
Custodian	—	—	—	9,394,087	—
Distributions payable	—	—	—	468,439	646
Line of credit interest	—	1,064	—	1,026	389
Dividend and interest for swap resets	—	—	—	6,001	1,353
Variation margin – Centrally Cleared Swaps	—	—	—	180,899	106
Variation margin – Futures	—	—	—	25,561	—
Short dividend	—	—	—	33,337	2,293
Chief Compliance Officer fees	6,824	6,824	6,824	6,824	6,824
Unrealized loss on unfunded loan commitment	—	—	—	1,470	2,272
Unrealized loss on forward foreign currency exchange contracts	—	3,015	—	471,809	37,836
Unrealized loss on swaps	—	—	—	681,649	—
Distribution fees payable for investor class (see Note 4)	—	—	—	16,571	192
Accrued other expenses	125,931	261,583	32,623	668,198	103,619

Total Liabilities	1,509,714	773,433	197,283	113,009,399	5,358,862

NET ASSETS	$224,258,733	$268,917,854	$18,946,017	$1,477,588,506	$82,043,339

The accompanying notes are an integral part of these financial statements.

112	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2020 – (Unaudited) (Continued)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund
Institutional Class:
Net Assets	$224,258,733	$268,917,854	$18,946,017	$1,399,095,948	$81,113,091
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	13,818,178	19,742,833	983,090	124,799,078	8,650,539
Net asset value, offering price and redemption price per share	$16.23	$13.62	$19.27	$11.21	$9.38

Investor Class:
Net Assets	$—	$—	$—	$78,492,558	$930,248
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	—	—	—	6,988,010	99,176
Net asset value, offering price and redemption price per share	$—	$—	$—	$11.23	$9.38

COMPONENTS OF NET ASSETS
Paid-in capital	$146,549,707	$352,486,891	$23,359,585	$1,505,086,029	$88,320,888
Accumulated distributable earnings (deficit)	77,709,026	(83,569,037)	(4,413,568)	(27,497,523)	(6,277,549)

Net assets	$224,258,733	$268,917,854	$18,946,017	$1,477,588,506	$82,043,339

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	113

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2020 – (Unaudited)

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $22,969, $292,293, $457, $79,320 and $0, respectively)	$1,365,149	$3,538,458	$144,822	$5,423,355	$561,856
Interest	2,035	6,220	734	29,858,769	1,481,383

Total income	1,367,184	3,544,678	145,556	35,282,124	2,043,239

Expenses
Advisory fees	1,321,105	1,664,329	123,808	11,479,375	414,285
Transfer agent fees	77,102	94,491	24,526	515,712	43,097
Fund accounting fees	49,232	41,957	17,080	111,432	62,575
Administration fees	31,167	40,151	5,072	178,628	16,880
Professional fees	18,184	23,033	7,441	98,926	21,488
Trustee fees	25,474	27,708	19,708	61,027	20,884
Custody fees	25,765	163,742	3,200	328,803	55,855
Reports to shareholders	22,084	26,226	5,478	80,951	3,060
Registration expense	12,319	13,084	10,665	37,404	17,396
Miscellaneous	6,613	8,994	1,202	35,187	1,009
Insurance expense	1,616	2,194	16	10,553	546
Dividend & interest expense	4,454	13,860	460	1,169,283	8,832
Chief Compliance Officer fees	6,824	6,824	6,824	6,824	6,824
Distribution fees for investor class (see Note 4)	—	—	—	141,111	1,364

Total expenses	1,601,939	2,126,593	225,480	14,255,216	674,095
Less: fees waived (see Note 3)	(134,262)	(352,559)	(45,177)	(2,261,294)	(237,795)

Net expenses	1,467,677	1,774,034	180,303	11,993,922	436,300

Net investment income (loss)	(100,493)	1,770,644	(34,747)	23,288,202	1,606,939

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, excluding purchased options	13,853,876	(24,585,503)	(2,231,787)	(20,684,603)	(3,412,734)
Purchased options	—	—	—	(123,058)	—
Short sales	—	—	—	5,321,646	—
Written options	—	—	—	10,051	(1,371,811)
Forward foreign currency exchange contracts	—	(543,048)	—	566,706	54,886
Foreign currency transactions	4,499	(181,645)	(151)	(36,414)	4,846
Futures	—	—	—	(4,508,458)	17,241
Swap contracts	—	—	—	28,082,884	(42,982)

Net realized gain (loss)	13,858,375	(25,310,196)	(2,231,938)	8,628,754	(4,750,554)

Net change in unrealized appreciation/depreciation on:
Investments, excluding purchased options	(38,708,886)	(68,922,619)	(3,395,412)	(101,866,248)	(2,955,628)
Purchased options	—	—	—	115,504	41,263
Unfunded loan commitment	—	—	—	(2,930)	(2,330)
Short sales	—	—	—	934,959	—
Written options	—	—	—	(1,233)	160,856
Forward foreign currency exchange contracts	—	793,827	—	438,238	185,786
Foreign currency transactions	534	2,782	—	(127,596)	(342)
Futures	—	—	—	(865,023)	(5,464)
Swap contracts	—	—	—	6,293,276	76,006

Net change in unrealized appreciation/depreciation	(38,708,352)	(68,126,010)	(3,395,412)	(95,081,053)	(2,499,853)

Net realized and unrealized gain (loss) on investments, short sales, purchased options, written options, foreign currency transactions, futures and swap contracts	(24,849,977)	(93,436,206)	(5,627,350)	(86,452,299)	(7,250,407)

Net decrease in net assets resulting from operations	$(24,950,470)	$(91,665,562)	$(5,662,097)	$(63,164,097)	$(5,643,468)

The accompanying notes are an integral part of these financial statements.

114	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS June 30, 2020

	Equity Fund		International Fund
	Six Months Ended June 30, 2020#	Year Ended December 31, 2019	Six Months Ended June 30, 2020#	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(100,493)	$1,280,426	$1,770,644	$6,517,078
Net realized gain (loss) on investments and foreign currency transactions	13,858,375	27,043,201	(25,310,196)	6,003,396
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(38,708,352)	40,476,950	(68,126,010)	92,027,592

Net increase (decrease) in net assets resulting from operations	(24,950,470)	68,800,577	(91,665,562)	104,548,066

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	—	(24,810,637)	—	(11,877,156)

Total distributions	—	(24,810,637)	—	(11,877,156)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	2,734,143	4,590,067	19,454,113	16,743,369
Institutional Class – converted from Investor Class[1]	—	42,826	—	2,006,996
Investor Class	—	3,120 [1]	—	25,814 [1]
Reinvested distributions
Institutional Class	—	23,832,073	—	7,581,793
Payment for shares redeemed
Institutional Class	(39,823,712)	(45,991,133)	(60,341,232)	(85,762,289)
Investor Class	—	(7,274)[1]	—	(147,075)[1]
Investor Class – converted to Institutional Class[1]	—	(42,826)	—	(2,006,996)

Net decrease in net assets from capital share transactions	(37,089,569)	(17,573,147)	(40,887,119)	(61,558,388)

Total increase (decrease) in net assets	(62,040,039)	26,416,793	(132,552,681)	31,112,522
NET ASSETS:
Beginning of period	286,298,772	259,881,979	401,470,535	370,358,013

End of period	$224,258,733	$286,298,772	$268,917,854	$401,470,535

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	200,878	274,851	1,597,341	1,038,091
Sold – shares converted from Investor Class[1]	—	2,358	—	118,128
Reinvested distributions	—	1,372,025	—	436,932
Redeemed	(2,701,490)	(2,633,304)	(4,597,059)	(5,293,166)

Net decrease from capital share transactions	(2,500,612)	(984,070)	(2,999,718)	(3,700,015)

Investor Class:[1]
Sold	—	194	—	1,540
Redeemed	—	(449)	—	(9,216)
Redeemed – shares converted to Institutional Class[1]	—	(2,410)	—	(117,437)

Net increase (decrease) from capital share transactions	—	(2,665)	—	(125,113)

#	Unaudited.
[1]	Investor Class shares were converted into Institutional Class shares at the close of business on April 29, 2019.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	115

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS June 30, 2020 – (Continued)

	Smaller Companies Fund		Alternative Strategies Fund
	Six Months Ended June 30, 2020#	Year Ended December 31, 2019	Six Months Ended June 30, 2020#	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(34,747)	$(11,143)	$23,288,202	$50,034,681
Net realized gain (loss) on investments, short sales, purchased options, written options, foreign currency transactions, futures and swap contracts	(2,231,938)	(111,060)	8,628,754	12,540,535
Net change in unrealized appreciation/depreciation on investments, short sales, purchased options, written options, foreign currency transactions, futures and swap contracts	(3,395,412)	6,252,526	(95,081,053)	89,739,585

Net increase (decrease) in net assets resulting from operations	(5,662,097)	6,130,323	(63,164,097)	152,314,801

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	—	(2,865,902)	(25,506,629)	(48,108,938)
Investor Class	—	—	(1,516,431)	(4,103,947)

Total distributions	—	(2,865,902)	(27,023,060)	(52,212,885)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	226,975	332,714	211,043,954	380,044,054
Investor Class	—	—	19,148,495	57,502,328
Reinvested distributions
Institutional Class	—	2,760,296	24,571,550	46,210,824
Investor Class	—	—	1,509,797	4,089,226
Payment for shares redeemed
Institutional Class	(4,313,255)	(4,221,689)	(478,322,911)	(456,504,482)
Investor Class	—	—	(78,492,676)	(102,127,722)

Net decrease in net assets from capital share transactions	(4,086,280)	(1,128,679)	(300,541,791)	(70,785,772)

Total increase (decrease) in net assets	(9,748,377)	2,135,742	(390,728,948)	29,316,144
NET ASSETS:
Beginning of period	28,694,394	26,558,652	1,868,317,454	1,839,001,310

End of period	$18,946,017	$28,694,394	$1,477,588,506	$1,868,317,454

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	11,895	13,497	18,738,582	32,905,314
Reinvested distributions	—	117,610	2,264,714	3,991,976
Redeemed	(239,966)	(172,227)	(43,611,358)	(39,585,504)

Net decrease from capital share transactions	(228,071)	(41,120)	(22,608,062)	(2,688,214)

Investor Class:
Sold	—	—	1,699,857	4,974,613
Reinvested distributions	—	—	139,602	353,030
Redeemed	—	—	(7,149,829)	(8,826,653)

Net increase (decrease) from capital share transactions	—	—	(5,310,370)	(3,499,010)

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

116	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS June 30, 2020 – (Continued)

	High Income Alternatives Fund
	Six Months Ended June 30, 2020#	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,606,939	$3,181,317
Net realized gain (loss) on investments, purchased options, written options, foreign currency transactions, futures and swap contracts	(4,750,554)	1,644,953
Net change in unrealized appreciation/depreciation on investments, purchased options, written options, foreign currency transactions, futures and swap contracts	(2,499,853)	2,155,215

Net increase (decrease) in net assets resulting from operations	(5,643,468)	6,981,485

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(1,519,032)	(3,275,492)
Investor Class	(17,367)	(45,215)

Total distributions	(1,536,399)	(3,320,707)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	12,465,290	19,271,514
Investor Class	97,421	1,244,466
Reinvested distributions
Institutional Class	1,516,036	3,274,704
Investor Class	17,367	45,215
Payment for shares redeemed
Institutional Class	(19,621,573)	(9,571,817)
Investor Class	(484,255)	(456,372)

Net increase (decrease) in net assets from capital share transactions	(6,009,714)	13,807,710

Total increase (decrease) in net assets	(13,189,581)	17,468,488
NET ASSETS:
Beginning of period	95,232,920	77,764,432

End of period	$82,043,339	$95,232,920

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	1,318,174	1,934,350
Reinvested distributions	164,046	327,520
Redeemed	(2,157,677)	(957,650)

Net increase (decrease) from capital share transactions	(675,457)	1,304,220

Investor Class:
Sold	10,132	124,893
Reinvested distributions	1,871	4,519
Redeemed	(51,954)	(45,564)

Net increase (decrease) from capital share transactions	(39,951)	83,848

#	Unaudited.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	117

PartnerSelect Equity Fund – Institutional Class (formerly Litman Gregory Masters Equity Fund – Institutional Class)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2020#		Year Ended December 31,
			2019	2018	2017	2016	2015
Net asset value, beginning of period	$17.54		$15.02	$19.10	$17.02	$16.08	$18.01

Income from investment operations:
Net investment income (loss)[1]	(0.01)		0.08 [2]	(0.01)	(0.01)	0.13	0.07

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(1.30)		4.03	(1.90)	3.61	1.81	(0.41)

Total income (loss) from investment operations	(1.31)		4.11	(1.91)	3.60	1.94	(0.34)

Less distributions:
From net investment income	—		(0.08)	—	—	(0.14)	(0.06)

From net realized gains	—		(1.51)	(2.17)	(1.52)	(0.86)	(1.53)

Total distributions	—		(1.59)	(2.17)	(1.52)	(1.00)	(1.59)

Net asset value, end of period	$16.23		$17.54	$15.02	$19.10	$17.02	$16.08

Total return	(7.52	)%+	27.55%	(9.91)%	21.15%	11.98%	(1.87)%

Ratios/supplemental data:
Net assets, end of period (millions)	$224.3		$286.3	$259.8	$339.5	$313.5	$321.2

Ratios of total expenses to average net assets:

Before fees waived	1.33	%*,3	1.35%[4]	1.29%[3]	1.27%[3]	1.27%[3]	1.28%[3]

After fees waived	1.22	%*,3,5	1.24%[4,5]	1.17%[3,5]	1.15%[3,5]	1.17%[3,5]	1.18%[3,5]

Ratio of net investment income (loss) to average net assets	(0.08	)%*,3	0.44%[2,4]	(0.08)%[3]	(0.07)%[3]	0.78%[3]	0.37%[3]

Portfolio turnover rate	28.87	%+	25.02%[6]	41.68%[6]	33.49%[6]	26.98%[6]	33.94%[6]

#	Unaudited.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.33% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes Interest & Dividend expense of 0.03% of average net assets.
[5]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[6]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

118	Litman Gregory Funds Trust

PartnerSelect International Fund—Institutional Class

(formerly Litman Gregory Masters International Fund – Institutional Class)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2020#		Year Ended December 31,
			2019	2018	2017	2016	2015
Net asset value, beginning of period	$17.65		$13.94	$17.73	$14.77	$16.13	$17.36

Income from investment operations:
Net investment income[1]	0.08		0.27 [4]	0.30 [3]	0.20 [2]	0.23	0.22

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(4.11)		3.97	(3.99)	3.28	(0.98)	(1.18)

Total income (loss) from investment operations	(4.03)		4.24	(3.69)	3.48	(0.75)	(0.96)

Less distributions:
From net investment income	—		(0.53)	(0.10)	(0.52)	(0.61)	(0.27)

From net realized gains	—		—	—	—	—	—

Total distributions	—		(0.53)	(0.10)	(0.52)	(0.61)	(0.27)

Redemption fee proceeds	—		—	—	—	—	— ^

Net asset value, end of period	$13.62		$17.65	$13.94	$17.73	$14.77	$16.13

Total return	(22.83	)%+	30.45%	(20.80)%	23.61%	(4.61)%	(5.52)%

Ratios/supplemental data:
Net assets, end of period (millions)	$268.9		$401.5	$368.6	$681.1	$621.3	$1,021.1

Ratios of total expenses to average net assets:

Before fees waived	1.41	%*,6	1.36%[6]	1.33%[6]	1.26%[5]	1.28%[6]	1.24%[5]

After fees waived	1.17	%*,6,7	1.12%[6,7]	1.09%[6,7]	0.98%[5,7]	1.00%[6,7]	0.99%[5,7]

Ratio of net investment income to average net assets	1.17	%*,6	1.65%[4,6]	1.74%[3,6]	1.18%[2,5]	1.51%[6]	1.22%[5]

Portfolio turnover rate	43.08	%+	45.48%[8]	35.15%[8]	41.90%[8]	43.84%[8]	51.68%[8]

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.05 per share and 0.29% of average daily net assets.
[4]	Include non-cash distributions amounting to $0.10 per share and 0.60% of average daily net assets.
[5]	Includes Interest & Dividend expense of 0.00% of average net assets.
[6]	Includes Interest & Dividend expense of 0.01% of average net assets.
[7]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	119

PartnerSelect Smaller Companies Fund – Institutional Class (formerly Litman Gregory Masters Smaller Companies Fund – Institutional Class)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2020#		Year Ended December 31,
			2019	2018	2017	2016	2015
Net asset value, beginning of period	$23.69		$21.21	$23.70	$20.71	$17.43	$20.09

Income from investment operations:
Net investment income (loss)[1]	(0.03)		(0.01)	0.02	(0.07)	(0.01)	(0.15)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	(4.39)		5.01	(2.51)	3.06	3.29	(2.51)

Total income (loss) from investment operations	(4.42)		5.00	(2.49)	2.99	3.28	(2.66)

Less distributions:
From net investment income	—		— ^	—	—	—	—

From net realized gains	—		(2.52)	—	—	—	—

Total distributions	—		(2.52)	—	—	—	—

Net asset value, end of period	$19.27		$23.69	$21.21	$23.70	$20.71	$17.43

Total return	(18.66	)%+	23.72%	(10.51)%	14.44%	18.82%	(13.24)%

Ratios/supplemental data:
Net assets, end of period (millions)	$18.9		$28.7	$26.6	$33.4	$37.2	$41.0

Ratios of total expenses to average net assets:

Before fees waived	2.08	%*,2	1.88%[2]	1.80%[2]	1.74%[2]	1.66%[2]	1.69%[2]

After fees waived	1.66	%*,2,3	1.46%[2,3]	1.38%[2,3]	1.32%[2,3]	1.24%[2,3]	1.59%[2,3]

Ratio of net investment income (loss) to average net assets	(0.32	)%*,2	(0.04)%[2]	0.10%[2]	(0.30)%[2]	(0.06)%[2]	(0.75)%[2]

Portfolio turnover rate	59.89	%+	64.88%	75.00%	107.51%	51.32%	60.73%

#	Unaudited.
^	Amount represents less than $0.01 per share.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

120	Litman Gregory Funds Trust

PartnerSelect Alternative Strategies Fund – Institutional Class (formerly Litman Gregory Masters Alternative Strategies Fund – Institutional Class)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2020#		Year Ended December 31,
			2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.70		$11.08	$11.69	$11.45	$10.99	$11.44

Income from investment operations:
Net investment income[1]	0.16		0.31 [2]	0.26	0.26	0.31	0.30

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	(0.45)		0.64	(0.51)	0.25	0.44	(0.40)

Total income (loss) from investment operations	(0.29)		0.95	(0.25)	0.51	0.75	(0.10)

Less distributions:
From net investment income	(0.20)		(0.33)	(0.36)	(0.27)	(0.29)	(0.32)

From net realized gains	—		—	—	—	—	(0.03)

Total distributions	(0.20)		(0.33)	(0.36)	(0.27)	(0.29)	(0.35)

Net asset value, end of period	$11.21		$11.70	$11.08	$11.69	$11.45	$10.99

Total return	(2.43	)%+	8.52%	(2.08)%	4.51%	6.87%	(0.77)%

Ratios/supplemental data:
Net assets, end of period (millions)	$1,399.1		$1,724.2	$1,663.7	$1,828.1	$1,368.9	$1,176.9

Ratios of total expenses to average net assets:

Before fees waived	1.72	%*,8	1.63%[7]	1.63%[6]	1.75%[5]	1.83%[4]	1.94%[3]

After fees waived	1.45	%*,8,9	1.51%[7,9]	1.53%[6,9]	1.66%[5,9]	1.75%[4,9]	1.85%[3,9]

Ratio of net investment income to average net assets	2.86	%*,8	2.70%[2,7]	2.26%[6]	2.25%[5]	2.78%[4]	2.62%[3]

Portfolio turnover rate[10]	96.23	%+	190.21%	197.04%	169.34%	142.24%	145.97%

#	Unaudited.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.36% of average net assets.
[4]	Includes Interest & Dividend expense of 0.28% of average net assets.
[5]	Includes Interest & Dividend expense of 0.20% of average net assets.
[6]	Includes Interest & Dividend expense of 0.07% of average net assets.
[7]	Includes Interest & Dividend expense of 0.05% of average net assets.
[8]	Includes Interest & Dividend expense of 0.14% of average net assets.
[9]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[10]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	121

PartnerSelect Alternative Strategies Fund – Investor Class (formerly Litman Gregory Masters Alternative Strategies Fund – Investor Class)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2020#		Year Ended December 31,
			2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.71		$11.10	$11.70	$11.46	$11.00	$11.45

Income from investment operations:
Net investment income[1]	0.15		0.28 [2]	0.23	0.23	0.28	0.28

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	(0.45)		0.63	(0.50)	0.25	0.44	(0.40)

Total income (loss) from investment operations	(0.30)		0.91	(0.27)	0.48	0.72	(0.12)

Less distributions:
From net investment income	(0.18)		(0.30)	(0.33)	(0.24)	(0.26)	(0.30)

From net realized gains	—		—	—	—	—	(0.03)

Total distributions	(0.18)		(0.30)	(0.33)	(0.24)	(0.26)	(0.33)

Net asset value, end of period	$11.23		$11.71	$11.10	$11.70	$11.46	$11.00

Total return	(2.51	)%+	8.22%	(2.32)%	4.14%	6.67%	(0.95)%

Ratios/supplemental data:
Net assets, end of period (millions)	$78.5		$144.1	$175.3	$206.0	$179.8	$190.6

Ratios of total expenses to average net assets:

Before fees waived	1.96	%*,8	1.88%[7]	1.88%[6]	2.00%[5]	2.08%[4]	2.18%[3]

After fees waived	1.69	%*,8,9	1.76%[7,9]	1.78%[6,9]	1.90%[5,9]	2.00%[4,9]	2.03%[3,9]

Ratio of net investment income to average net assets	2.59	%*,8	2.44%[2,7]	2.01%[6]	2.01%[5]	2.54%[4]	2.44%[3]

Portfolio turnover rate[10]	96.23	%+	190.21%	197.04%	169.34%	142.24%	145.97%

#	Unaudited.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.36% of average net assets.
[4]	Includes Interest & Dividend expense of 0.28% of average net assets.
[5]	Includes Interest & Dividend expense of 0.20% of average net assets.
[6]	Includes Interest & Dividend expense of 0.07% of average net assets.
[7]	Includes Interest & Dividend expense of 0.05% of average net assets.
[8]	Includes Interest & Dividend expense of 0.14% of average net assets.
[9]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[10]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

122	Litman Gregory Funds Trust

PartnerSelect High Income Alternatives Fund – Institutional Class (formerly Litman Gregory Masters High Income Alternatives Fund – Institutional Class)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2020#		Year Ended December 31, 2019	Period Ended December 31, 2018**
Net asset value, beginning of period	$10.06		$9.63	$10.00

Income from investment operations:
Net investment income[1]	0.17		0.36	0.07

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, futures, options and swap contracts	(0.68)		0.44	(0.38)

Total income (loss) from investment operations	(0.51)		0.80	(0.31)

Less distributions:
From net investment income	(0.17)		(0.33)	(0.06)

From net realized gains	—		(0.04)	—

Total distributions	(0.17)		(0.37)	(0.06)

Net asset value, end of period	$9.38		$10.06	$9.63

Total return	(5.05	)%+	8.37%	(3.08	)%+

Ratios/supplemental data:
Net assets, end of period (millions)	$81.1		$93.8	$77.2

Ratios of total expenses to average net assets:

Before fees waived	1.54	%*,3	1.39%[2]	1.34	%*

After fees waived	1.00	%*,3,4	0.98%[2,4]	0.98	%*,4

Ratio of net investment income to average net assets	3.69	%*,3	3.56%[2]	2.89	%*

Portfolio turnover rate[5]	69.22	%+	90.51%	125.92	%+

#	Unaudited.
**	Commenced operations on September 28, 2018.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Includes Interest & Dividend expense of 0.02% of average net assets.
[4]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[5]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	123

PartnerSelect High Income Alternatives Fund – Investor Class (formerly Litman Gregory Masters High Income Alternatives Fund – Investor Class)

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Six Months Ended June 30, 2020#		Year Ended December 31, 2019	Period Ended December 31, 2018**
Net asset value, beginning of period	$10.07		$9.63	$10.00

Income from investment operations:
Net investment income[1]	0.16		0.34	0.08

Net realized gain (loss) and net change in unrealzied appreciation/depreciation on investments, foreign currency, futures, options and swap contracts	(0.69)		0.44	(0.39)

Total income (loss) from investment operations	(0.53)		0.78	(0.31)

Less distributions:
From net investment income	(0.16)		(0.30)	(0.06)

From net realized gains	—		(0.04)	—

Total distributions	(0.16)		(0.34)	(0.06)

Net asset value, end of period	$9.38		$10.07	$9.63

Total return	(5.25	)%+	8.18%	(3.09	)%+

Ratios/supplemental data:
Net assets, end of period (millions)	$0.9		$1.4	$0.5

Ratios of total expenses to average net assets:

Before fees waived	1.78	%*,3	1.67%[2]	1.62	%*

After fees waived	1.25	%*,3,4	1.23%[2,4]	1.23	%*,4

Ratio of net investment income to average net assets	3.35	%*,3	3.36%[2]	3.25	%*

Portfolio turnover rate[5]	69.22	%+	90.51%	125.92	%+

#	Unaudited.
**	Commenced operations on September 28, 2018.
+	Not annualized.
*	Annualized.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Includes Interest & Dividend expense of 0.02% of average net assets.
[4]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[5]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

124	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited)

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of five separate series: PartnerSelect Equity Fund (formerly Litman Gregory Masters Equity Fund), PartnerSelect International Fund (formerly Litman Gregory Masters International Fund), PartnerSelect Smaller Companies Fund (formerly Litman Gregory Masters Smaller Companies Fund), PartnerSelect Alternative Strategies Fund (formerly Litman Gregory Masters Alternative Strategies Fund), and PartnerSelect High Income Alternatives Fund (formerly Litman Gregory Masters High Income Alternatives Fund) (each a “Fund” and collectively the “Funds”). Each Fund is diversified.

PartnerSelect Equity Fund (“Equity Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers (each “Managers” or “Sub-Advisors”). The Equity Fund offers one class of shares: Institutional Class. Investor Class shares were converted into Institutional Class shares at the close of business on April 29, 2019.

PartnerSelect International Fund (“International Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers. The International Fund offers one class of shares: Institutional Class. Investor Class shares were converted into Institutional Class shares at the close of business on April 29, 2019.

PartnerSelect Smaller Companies Fund (“Smaller Companies Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded smaller company portfolio managers. The Smaller Companies Fund offers one class of shares: Institutional Class.

PartnerSelect Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes by using the combined talents and favorite stock and bond market indexes-picking ideas of five highly regarded portfolio managers. The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

PartnerSelect High Income Alternatives Fund (“High Income Alternatives Fund”) seeks to generate a high level of current income from diverse sources, consistent with capital preservation over time, with capital appreciation a secondary objective, by using the combined talents and favorite stock and bond market indexes-picking ideas of four highly regarded portfolio managers. The High Income Alternatives Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A

Accounting Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

B

Security Valuation. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the New York Stock Exchange (“NYSE”), the securities are valued at fair value as determined in good faith by the Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees (the “Board”). In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different

Notes to Financial Statements	125

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

C

Senior Term Loans. The Alternative Strategies Fund and the High Income Alternatives Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Alternative Strategies Fund’s and the High Income Alternatives Fund’s investments may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

D

Unfunded Loan Commitments. The Alternative Strategies Fund and the High Income Alternatives Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments.

E

Short Sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

F

Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later

126	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Trust’s policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited. At June 30, 2020, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedules of Investments.

G

Reverse repurchase agreements. The High Income Alternatives Fund may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are shown on the Schedules of Investments. Cash received in exchange for securities transferred under reverse repurchase agreements are reflected as reverse repurchase agreements on the Statements of Assets and Liabilities.

H

Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

I

Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency transactions. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on foreign currency transactions. Counterparties to these forward contracts are major U.S. financial institutions (see Note 7).

J

Futures Contracts. The Alternative Strategies Fund and the High Income Alternatives Fund invest in financial futures contracts primarily for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Each Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets (see Note 7).

K

Interest Rate Swaps. During the period ended June 30, 2020, the Alternative Strategies Fund and the High Income Alternatives Fund invested in interest rate swaps. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through

Notes to Financial Statements	127

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Statements of Assets and Liabilities (see Note 7).

L

Credit Default Swaps. During the period ended June 30, 2020, the Alternative Strategies Fund and the High Income Alternatives Fund entered into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which they are not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where a Fund is selling protection, the notional amount approximates the maximum loss (see Note 7). For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Statements of Assets and Liabilities (see Note 7).

M

Total Return Swaps. During the period ended June 30, 2020, the Alternative Strategies Fund and the High Income Alternatives Fund invested in total return swaps. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the Statement of Assets and Liabilities. The other leg of the swap, usually LIBOR, is a spread to reflect the non-Statement of Assets and Liabilities nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure—that is, both market and credit exposure—to the reference asset. The total return payer—often the owner of the reference obligation—gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset (see Note 7).

N

Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a portfolio manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

128	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions (see Note 7).

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund (see Note 7).

Writing Put Options. Each Fund may write put options. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is able to close out its written put options, it may result in substantial losses to the Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

O

Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

Notes to Financial Statements	129

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

P

Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required. The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years (as applicable) and as of December 31, 2019, and have determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. During the period ended June 30, 2020, the Funds did not incur any interest or penalties. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the period ended June 30, 2020, if any, are reflected as part of net realized gain (loss) in the Statements of Operations.

Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

The Funds may have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as foreign tax reclaims receivable in the Statements of Assets and Liabilities. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Q

Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, related foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method and reflected within interest income on the Statements of Operations. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Class specific expenses, such as 12b-1 expenses, are directly attributed to that specific class.

R

Restricted Cash. At June 30, 2020, the Alternative Strategies Fund and the High Income Alternatives Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Alternative Strategies Fund’s and the High Income Alternatives Fund’s Custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as deposits at brokers for securities sold short, futures, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

The Funds consider their investment in an Federal Deposits Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

S

Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of June 30, 2020, there were no restricted securities held in the Funds.

T

Illiquid Securities. Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisors. The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from

130	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

U

Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

	Contractual Management Rate
Fund	First $450 million	Excess of $450 million	First $750 million	Excess of $750 million	First $1 billion	Excess of $1 billion	Between $1 and $2 billion	First $2 billion	Between $2 and $3 billion	Between $3 and $4 billion	Excess of $4 billion
Equity	—	—	1.10%	1.00%	—	—	—	—	—	—	—
International	—	—	—	—	1.10%	1.00%	—	—	—	—	—
Smaller Companies	1.14%	1.04%	—	—	—	—	—	—	—	—	—
Alternative Strategies	—	—	—	—	—	—	—	1.40%	1.30%	1.25%	1.20%
High Income Alternatives	—	—	—	—	0.95%	—	0.925%	—	0.90%	0.875%	0.85%

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2021, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.99% of the average daily net assets of the Equity Fund, 0.87% of the average daily net assets of the International Fund, 0.72% of the average daily net assets of the Smaller Companies Fund, 1.12% of the average daily net assets of the Alternative Strategies Fund, and 0.80% of the average daily net assets of the High Income Alternatives Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the six months ended June 30, 2020, the amount waived, contractual and voluntary, was $134,262, $352,559, $45,177, $2,261,294, and $237,795 for Equity Fund, International Fund, Smaller Companies Fund, Alternative Strategies Fund, and High Income Alternatives Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2021, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the High Income Alternatives Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional and Investor Classes will not exceed 0.98% and 1.23% of the average daily net assets, respectively. During the six months ended June 30, 2020, the amount waived contractually pursuant to an Expense Limitation Agreement was $172,765 for the High Income Alternatives Fund. The Advisor may be reimbursed by the Fund no later than the end of the third fiscal year following the year of the waiver provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. The Advisor is waiving its right to recoup these fees and any fees waived in prior years.

State Street Bank and Trust Company (“State Street”) serves as the Administrator, Custodian and Fund Accountant to the Funds.

DST Asset Manager Solutions, Inc. (“DST”) serves as the Funds’ Transfer Agent. The Funds’ principal underwriter is ALPS Distributors, Inc.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $34,120 for the six months ended June 30, 2020 for the services of the CCO.

Loomis Sayles & Company, L.P. used their respective affiliated entity for purchases and sales of the Alternative Strategies Fund’s portfolio securities for the six months ended June 30, 2020. There was no commissions paid for these transactions.

Wells Capital Management, Inc. used their respective affiliated entity for purchases of the Equity Fund and Smaller Companies Fund’s portfolio securities for the six months ended June 30, 2020. There was no commissions paid for these transactions.

Notes to Financial Statements	131

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

During the six months ended June 30, 2020, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $50,000.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Note 4 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Alternative Strategies Fund and High Income Alternatives Fund will compensate broker dealers or qualified institutions with whom each Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Investor Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the six months ended June 30, 2020, the Alternative Strategies, and High Income Funds’ Investor Classes incurred $141,111, and $1,364, respectively, pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of each Fund’s outstanding shares.

Note 5 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2020, excluding short-term investments and U.S. government obligations, were as follows:

Fund	Purchases	Sales
Equity Fund	$67,391,013	$97,603,086
International Fund	127,424,896	157,900,499
Smaller Companies Fund	11,926,528	14,325,350
Alternative Strategies Fund	1,035,760,371	1,152,174,894
High Income Alternatives Fund	58,105,362	54,945,571

During the six months ended June 30, 2020, there were several sales transactions made in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain purchase or sale transactions between an investment company and certain affiliated persons thereof), arranged by DCI, LLC, on behalf of the Alternative Strategies Fund. The total of such sales transactions were $24,036,385.

During the six months ended June 30, 2020, there were several purchases and sales transactions made in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain sale transactions between an investment company and certain affiliated persons thereof), arranged by Guggenheim Partners Investment Management, LLC, on behalf of the High Income Alternatives Fund. The total of such purchases transactions were $88,088, and sales transactions were $449,175.

Note 6 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, U.S. Treasury inflation protected securities, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

132	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Shares of the unregistered Underlying Funds are valued at their closing net asset value (“NAV”) as reported on each business day, as a practical expedient for fair value. Each of the unregistered Underlying Funds is daily valued and offer daily liquidity and hold no unfunded commitments. The shares of the open-end registered Underlying Funds are valued at NAV each business day. If the Underlying Funds’ designated representative to the Trustee determines, based on its own due diligence and investment monitoring procedures, that the reported NAV per share does not represent fair value, Underlying Funds’ designated representative to the Trustee shall estimate the fair value of the Underlying Funds in good faith and in a manner that it reasonably chooses.

Financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of June 30, 2020. These assets and liabilities are measured on a recurring basis.

Equity Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$214,900,440	$—	$—	$214,900,440
Preferred Stock	3,285,946	—	—	3,285,946

Total Equity	218,186,386	—	—	218,186,386

Short-Term Investments
Repurchase Agreements	—	6,566,000	—	6,566,000

Total Investments in Securities	$218,186,386	$6,566,000	$—	$224,752,386

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

Notes to Financial Statements	133

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

International Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity
Common Stocks
Australia	$—	$3,581,916	$—		$3,581,916
Austria	—	5,113,450	—		5,113,450
Belgium	—	5,965,940	—		5,965,940
Bermuda	5,517,439	4,747,140	—		10,264,579
Canada	3,723,095	—	—		3,723,095
Cayman Islands	6,151,360	—	—		6,151,360
Denmark	—	3,448,272	—		3,448,272
Finland	—	5,999,569	—		5,999,569
France	1,598,676	46,714,291	—		48,312,967
Germany	—	10,799,068	—		10,799,068
Ireland	3,129,855	—	—		3,129,855
Israel	—	5,714,958	—		5,714,958
Japan	—	35,960,096	—		35,960,096
Mexico	4,731,437	—	—		4,731,437
Monaco	2,491,211	—	—		2,491,211
Netherlands	—	18,679,522	—		18,679,522
Norway	—	2,266,388	—		2,266,388
South Africa	—	3,194,798	—		3,194,798
South Korea	—	1,015,930	—		1,015,930
Spain	—	6,906,686	1,805,397	**	8,712,083
Sweden	—	14,948,604	—		14,948,604
Switzerland	—	17,306,707	—		17,306,707
United Kingdom	—	41,345,301	—		41,345,301
United States	2,093,042	—	—		2,093,042

Total Equity	29,436,115	233,708,636	1,805,397	**	264,950,148

Short-Term Investments
Repurchase Agreements	—	3,559,000	—		3,559,000

Total Short-Term Investments	—	3,559,000	—		3,559,000

Total Investments in Securities	$29,436,115	$237,267,636	$1,805,397	**	$268,509,148

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(3,015)	$—	$—		$(3,015)

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the International Fund.

Smaller Companies Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$17,465,327	$—	$—	$17,465,327

Total Equity	17,465,327	—	—	17,465,327

Short-Term Investments
Repurchase Agreements	—	1,511,000	—	1,511,000

Total Investments in Securities	$17,465,327	$1,511,000	$—	$18,976,327

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

134	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

Alternative Strategies Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$417,096,158	$5,808,026	$2,766,380	**	$425,670,564
Limited Partnerships	—	—	896,626	**	896,626
Preferred Stocks	1,835,808	—	213,350	**	2,049,158

Total Equity	418,931,966	5,808,026	3,876,356	**	428,616,348

Rights/Warrants	427,871	21,227	—		449,098
Fixed Income
Asset-Backed Securities	—	134,932,872	273,470	**	135,206,342
Bank Loans	—	27,235,829	3,500,741	**	30,736,570
Convertible Bonds	—	10,135,092	—		10,135,092
Corporate Bonds	—	413,626,465	—		413,626,465
Government Securities & Agency Issue	—	8,997,913	—		8,997,913
Mortgage-Backed Securities	—	271,340,652	1,160,507	(1)	272,501,159
Municipal Bonds	—	3,304,926	—		3,304,926

Total Fixed Income	—	869,573,749	4,934,718	**	874,508,467

Short-Term Investments
Treasury Bills	—	43,882,884	—		43,882,884
Repurchase Agreements	—	115,969,000	—		115,969,000

Total Short-Term Investments	—	159,851,884	—		159,851,884

Purchased Options	38,663	—	—		38,663

Investments Valued at NAV(2)	—	—	—		1,707,999

Total Investments in Securities	$419,398,500	$1,035,254,886	$8,811,074	**	$1,465,172,459

Fixed Income
Unfunded Loan Commitments	—	292,530	—		292,530

Total Investments in Securities in Assets	$419,398,500	$1,035,547,416	$8,811,074	**	$1,465,464,989

Short Sales
Common Stocks	(62,135,800)	—	—		(62,135,800)
Exchange-Traded Funds	(3,375,505)	—	—		(3,375,505)
Corporate Bonds	—	(2,262,904)	—		(2,262,904)

Total Short Sales	(65,511,305)	(2,262,904)	—		(67,774,209)

Total Investments in Securities in Liabilities	$(65,511,305)	$(2,262,904)	$—		$(67,774,209)

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(175,256)	$—	$—		$(175,256)
Futures	(352,719)	—	—		(352,719)
Swaps - Credit Default	—	(2,342,988)	—		(2,342,988)
Swaps - Total Return	—	3,340,202	—		3,340,202
Written Options	(21,838)	—	—		(21,838)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund.

(1)

These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

(2)	As of June 30, 2020, certain of the Portfolio’s investments were valued using net asset value per unit as practical expedient (“NAV”) and have been excluded from the fair value hierarchy.

Notes to Financial Statements	135

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

In Alternative Strategies Fund, securities valued at $103,730 were transferred from Level 1 to Level 3 because prices were not available from approved pricing sources.

In Alternative Strategies Fund, securities valued at $427,205 were transferred from Level 2 to Level 3 due to application of a liquidity discount to vendor provided prices.

In Alternative Strategies Fund, securities valued at $2,139 were transferred from Level 2 to Level 3 because prices were not available from approved pricing sources.

In Alternative Strategies Fund, securities valued at $269,820 were transferred from Level 3 to Level 1 as prices from approved vendors became available.

High Income Alternatives Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$9,182,686	$—	$—		$9,182,686
Preferred Stocks	800,843	—	—		800,843
Closed-End Funds	455,061	—	—		455,061

Total Equity	10,438,590	—	—		10,438,590

Fixed Income
Asset-Backed Securities	—	18,775,588	—		18,775,588
Bank Loans	—	11,815,664	96,030	**	11,911,694
Corporate Bonds	—	19,692,732	—		19,692,732
Government Securities & Agency Issue	—	15,570,503	—		15,570,503
Mortgage-Backed Securities	—	5,298,413	—		5,298,413
Municipal Bond	—	4,904	—		4,904

Total Fixed Income	—	71,157,804	96,030	**	71,253,834

Short-Term Investments
Money Market Fund	466,353	—	—		466,353
Repurchase Agreements	—	1,611,000	—		1,611,000
Treasury Bills	—	59,927	—		59,927

Total Short-Term Investments	466,353	1,670,927	—		2,137,280

Interest Rate Swaptions	—	80,750	—		80,750

Total Investments in Securities	$10,904,943	$72,909,481	$96,030	**	$83,910,454

Fixed Income
Unfunded Loan Commitments	—	30,001	—		30,001

Total Investments in Securities in Assets	$10,904,943	$72,939,482	$96,030	**	$83,940,455

Reverse Repurchase Agreements	—	(2,290,668)	—		(2,290,668)

Total Investments in Securities in Liabilities	$—	$(2,290,668)	$—		$(2,290,668)

Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$211,212	$—	$—		$211,212
Futures	(7,354)	—	—		(7,354)
Swaps - Interest Rate	—	(137,225)	—		(137,225)
Swaps - Credit Default	—	(17,292)	—		(17,292)
Swaps - Total Return	—	61,475	—		61,475
Written Options	(194,078)	—	—		(194,078)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the High Income Alternatives Fund.

136	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

In High Income Alternatives Fund, securities valued at $96,030 were transferred from Level 2 to Level 3 when pricing from approved pricing sources became unavailable.

In High Income Alternatives Fund, securities valued at $206,510 were transferred from Level 3 to Level 2 because pricing from approved pricing sources became available.

Note 7 – Other Derivative Information

At June 30, 2020, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

International Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$—	Unrealized loss on forward foreign currency exchange contracts	$(3,015)

Alternative Strategies Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$296,553	Unrealized loss on forward foreign currency exchange contracts	$(471,809)
Interest rate		Unrealized gain on futures contracts*	22,943	Unrealized loss on futures contracts*	(375,662)
Credit		Unrealized gain on swap contracts**	24,052,093	Unrealized loss on swap contracts**	(26,395,081)
Equity		Unrealized gain on swap contracts	3,340,202	Unrealized loss on swap contracts	—
		Investments in securities(1)	38,663	Written options	(21,838)

	Total		$27,750,454		$(27,264,390)

*  Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

**  Includes cumulative appreciation/depreciation on centrally cleared swaps.

(1)  The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

Notes to Financial Statements	137

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

High Income Alternatives Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$249,048	Unrealized loss on forward foreign currency exchange contracts	$(37,836)
Interest rate		Unrealized gain on swap contracts	—	Unrealized loss on swap contracts**	(137,225)
		Unrealized gain on futures contracts*	310	Unrealized loss on futures contracts*	(7,664)
		Investments in securities(1)	80,750	Written options	—
Credit		Unrealized gain on swap contracts	—	Unrealized loss on swap contracts**	(17,292)
Equity		Unrealized gain on swap contracts	61,475	Unrealized loss on swap contracts	—
		Investments in securities(1)	—	Written options	(194,078)

	Total		$391,583		$(394,095)

**  Includes cumulative appreciation/depreciation on centrally cleared swaps.

*  Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(1)   The Statements of Assets and Liabilities location for “Interest Rate Swaptions” is “Investments in securities”.

For the six months ended June 30, 2020, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

International Fund
	Statements of Operations
Risk	Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency	Forward foreign currency exchange contracts	$(543,048)	$793,827	971,948	(a)

(a)	Average notional values are based on the average of monthly end contract values for the period ended June 30, 2020.

Alternative Strategies Fund
	Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$566,706	$438,238	101,122,719	(a)
Interest rate		Future contracts	(6,501,617)	(865,023)	300,138,417	(b)
Credit		Swap contracts	18,744,314	1,970,603	1,606,810,408	(b)(c)
Equity		Swap contracts	9,338,570	4,322,673	158,040,236	(b)(c)
		Future contracts	1,993,159	—	4,273,748	(b)
		Purchased option contracts	(123,058)	115,504	1,270	(d)
		Written option contracts	10,051	(1,233)	143	(d)

	Total		$24,028,125	$5,980,762

(a)	Average notional values are based on the average of monthly end contract values for the period ended June 30, 2020.

138	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

(b)	Average notional values are based on the average of monthly end notional balances for the period ended June 30, 2020.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end contracts for the period ended June 30, 2020.

High Income Alternatives Fund
	Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$54,886	$185,786	5,308,376	(a)
Interest rate		Swap contracts	(25,728)	(48,275)	2,950,000	(b)(c)
		Future contracts	17,241	(5,464)	2,635,842	(b)
		Interest rate swaption contracts	—	41,263	29,000,000	(b)
Credit		Swap contracts	(47,706)	63,319	1,951,067	(b)(c)
Equity		Swap contracts	30,452	60,962	452,903	(b)(c)
		Written option contracts	(1,371,811)	160,856	71	(d)

	Total		$(1,342,666)	$458,447

(a)	Average notional values are based on the average of monthly end contract values for the period ended June 30, 2020.

(b)	Average notional values are based on the average of monthly end notional balances for the period ended June 30, 2020.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end contracts for the period ended June 30, 2020.

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

At June 30, 2020, Equity Fund, International Fund, Smaller Companies Fund, Alternative Strategies Fund, and High Income Alternatives Fund had investments in repurchase agreements with a gross value of $6,566,000, $3,559,000, $1,511,000, $115,969,000, and $1,611,000, respectively, which are reflected as repurchase agreements on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2020.

For the period ended June 30, 2020, the High Income Alternatives Fund had outstanding reverse repurchase agreement balance for 63 days. The average amount of borrowings was $1,675,025 and the average interest rate was 1.63% during the 63 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under MRA on a net basis as of June 30, 2020:

Counterparty	Reverse Repurchase Agreement	Collateral Pledged(1)	Net Amount(2)
Barclays Capital Plc	$(1,022,250)	$1,205,948	$183,698
BMO Capital Markets Corp.	(626,778)	583,253	(43,525)
BNP Paribas	(641,640)	641,280	(360)

	$(2,290,668)	$2,430,481	$139,813

(1)	Collateral with a value of $2,430,481 has been pledged in connection with open reverse repurchase agreements

(2)	Net amount represents the net amount payable due to the counterparty in the event of default.

Notes to Financial Statements	139

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements as of June 30, 2020
	Overnight and Continuous	Up to 30 Days	31- 90 Days	Greater than 90 Days	Total
Reverse Repurchase Agreements Corporate Bonds			$(1,852,463)	$(438,205)	$(2,290,668)
Gross amount of recognized liabilities for secured borrowing transactions					$(2,290,668)

The following tables represent the disclosure for derivative instruments related to offsetting assets and liabilities for each of the Funds as of June 30, 2020:

International Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures	Swaps	Forward Currency Contracts	Total	Futures	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
State Street Bank and Trust Company	$—	$—	$—	$—	$—	$—	$—	$(3,015)	$—	$(3,015)	$(3,015)	$—	$(3,015)

Alternative Strategies Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$—	$—	$—	$—	$—	$—	$(378,264)	$(75,336)	$—	$(453,600)	$(453,600)	$—	$(453,600)
Barclays Bank Plc	—	—	—	—	—	—	—	(18,661)	—	(18,661)	(18,661)	—	(18,661)
Citigroup Global Markets, Inc.	—	22,943	—	—	22,943	(374,912)	—	—	—	(374,912)	(351,969)	—	(351,969)
Deutsche Bank AG	—	—	—	2,702	2,702	—	—	—	—	—	2,702	—	2,702
Goldman Sachs & Co.	38,663	—	—	95,190	133,853	—	—	(3,386)	—	(3,386)	130,467	—	130,467
HSBC Holdings Plc	—	—	—	—	—	—	—	(6,854)	—	(6,854)	(6,854)	—	(6,854)
JPMorgan Chase Bank N.A.	—	—	4,194,768	53,502	4,248,270	(750)	(239,486)	(1,220)	—	(241,456)	4,006,814	—	4,006,814
Morgan Stanley & Co.	—	—	—	13,809	13,809	—	(63,899)	(134,584)	(21,838)	(220,321)	(206,512)	206,512	—
Standard Chartered Bank	—	—	—	4,658	4,658	—	—	(55,609)	—	(55,609)	(50,951)	—	(50,951)
UBS AG	—	—	—	126,692	126,692	—	—	(176,159)	—	(176,159)	(49,467)	—	(49,467)

Total	$38,663	$22,943	$4,194,768	$296,553	$4,552,927	$(375,662)	$(681,649)	$(471,809)	$(21,838)	$(1,550,958)	$3,001,969	$206,512	$3,208,481

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilites.

(2)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Notes to Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

140	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

High Income Alternatives Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Bank of America N.A.	$33,487	$—	$—	$1,495	$34,982	$—	$—	$—	$—	$—	$34,982	$—	$34,982
Citibank N.A.	—	—	—	138,825	138,825	—	—	(20,664)	—	(20,664)	118,161	—	118,161
Goldman Sachs & Co.	—	310	—	—	310	(7,664)	—	—	—	(7,664)	(7,354)	—	(7,354)
Goldman Sachs International	19,864	—	61,475	80,413	161,752	—	—	—	—	—	161,752	—	161,752
JPMorgan Chase Bank N.A.	—	—	—	26,873	26,873	—	—	(10)	—	(10)	26,863	—	26,863
Morgan Stanley & Co.	27,399	—	—	1,442	28,841	—	—	(17,162)	—	(17,162)	11,679	—	11,679
UBS Securities LLC	—	—	—	—	—	—	—	—	(194,078)	(194,078)	(194,078)	—	(194,078)

Total	$80,750	$310	$61,475	$249,048	$391,583	$(7,664)	$—	$(37,836)	$(194,078)	$(239,578)	$152,005	$—	$152,005

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilites.

(2)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Notes to Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

Note 8 – Income Taxes and Distributions to Shareholders

As of December 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund
Tax cost of investments and derivatives	$190,137,872	$360,898,068	$27,375,334	$1,700,025,333	$93,122,783
Gross Tax Unrealized Appreciation	99,557,660	64,085,060	3,400,353	215,318,986	1,715,134
Gross Tax Unrealized Depreciation	(3,830,040)	(23,379,680)	(2,063,255)	(128,978,449)	(854,769)

Net Tax unrealized appreciation (depreciation) on investments and derivatives	95,727,620	40,705,380	1,337,098	86,340,537	860,365
Net Tax unrealized appreciation (depreciation) on foreign currency	(9,927)	(7,243)	—	12,768	343

Net Tax unrealized appreciation (depreciation)	95,717,693	40,698,137	1,337,098	86,353,305	860,708

Undistributed Ordinary Income	—	5,705,081	—	—	—

Undistributed Long-Term Capital Gains	6,941,803	—	—	—	86,867

Capital Loss Carry Forward	—	(38,306,691)	(88,569)	(20,608,143)	—

Current Year Ordinay Late Year Losses	—	—	—	(2,197,867)	(45,315)

Straddle Loss Deferral and Reversal	—	—	—	(842,831)	—

Other Accumulated Gains/(Losses)	—	(2)	—	(14,830)	58

Total accumulated earnings	$102,659,496	$8,096,525	$1,248,529	$62,689,634	$902,318

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales, forward foreign currency exchange contracts, futures contracts, options contracts, swap contracts, passive foreign investment company adjustments, partnership basis adjustments, organizational expenses, and constructive sales.

For the year ended December 31, 2019, capital loss carry over used in current year was as follows:

Fund	Capital Loss Carryover Utilized
International Fund	$4,721,435
Alternative Strategies Fund	4,871,907
High Income Alternatives Fund	1,190,910

Notes to Financial Statements	141

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

The capital loss carry forwards for each Fund were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund
Capital Loss Carryforwards
Perpetual Short-Term	$—	$(38,306,691)	$(88,569)	$(16,075,806)	$—
Perpetual Long-Term	—	—	—	(4,532,337)	—

Total	$—	$(38,306,691)	$(88,569)	$(20,608,143)	$—

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, the following table shows the reclassifications made:

Fund	Accumulated Distributable Earnings (Deficit)	Paid In Capital
Equity Fund *	$(83,389)	$83,389
International Fund *	—	—
Smaller Companies Fund *	(167,000)	167,000
Alternative Strategies Fund *	61	(61)
High Income Alternatives Fund *	(6,603)	6,603

*	The permanent differences primarily relate to net operating losses,equalization adjustments, and tax treatment of partnerships.

The tax composition of dividends (other than return of capital dividends), for the six months ended June 30, 2020 and the year ended December 31, 2019 were as follows:

	Six Months Ended June 30, 2020		2019
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Equity Fund	$—	$—	$1,231,485	$23,579,152
International Fund	—	—	11,877,156	—
Smaller Companies Fund	—	—	2,238,440	627,462
Alternative Strategies Fund	27,023,060	—	52,212,885	—
High Income Alternatives Fund	1,536,399	—	3,055,538	265,169

The Funds did not have any unrecognized tax benefits at December 31, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year ended December 31, 2019. The Funds are subject to examination by the U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 9 – Line of Credit

The Trust has an unsecured, uncommitted $75,000,000 line of credit with the Custodian, for the Equity Fund, International Fund, Smaller Companies Fund and High Income Alternatives Fund (the “Four Funds”) expiring on April 30, 2021. Borrowings under this agreement bear interest at the higher of the overnight federal funds rate and daily one month LIBOR plus a spread of 1.00% per annum. There is no annual commitment fee on the uncommitted line of credit. The Trust also has a secured, uncommitted $125,000,000 line of credit for the Alternative Strategies Fund with the Custodian, expiring on July 22, 2021. There is no annual commitment fee but, a non-refundable up-front fee of $50,000. The line of credit is secured by a general security interest in substantially all of the Alternative Strategies Fund’s assets. Borrowings under this agreement bear interest at the higher of the overnight federal funds rate and one-month LIBOR plus a spread of 1.25% per annum.

Amounts outstanding to the Four Funds under the Facility at no time shall exceed in the aggregate at any time the least of (a) $75,000,000; (b) 10% of the value of the total assets of each Fund less such Fund’s total liabilities not represented by senior securities less the value of any assets of the Fund pledged to, or otherwise segregated for the benefit of a party other than the Bank and in connection with a liability not reflected in the calculation of the Fund’s total liabilities. Amounts outstanding for the Alternative Strategies Fund at no time shall exceed in the aggregate at any time the lesser of the (a) Borrowing Base, (b) the Facility amount of $125,000,000 and (c) should not have an aggregate amount of outstanding senior securities representing indebtedness the least of (i) 33 1/3% of the Alternative Strategies Fund’s net assets and (ii) the maximum amount that the Fund would be permitted to incur pursuant to applicable law.

142	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

For the six months ended June 30, 2020, the interest expense was $6,333 for International Fund, $161,634 for Alternative Strategies Fund, and $2,528 for High Income Alternatives Fund. For the six months ended June 30, 2020, there were no borrowings for the Equity Fund and Smaller Companies Fund, and there was no balance outstanding at the end of the period. There was no balance outstanding at June 30, 2020 for the International Fund, Alternative Strategies Fund, and High Income Alternatives Fund. The average borrowing for the six months ended June 30, 2020 for the International Fund for the period the line was drawn was $7,944,444, at an average borrowing rate of 1.5267%. The average borrowing for the six months ended June 30, 2020 for the Alternative Strategies Fund for the period the line was drawn was $49,050,847, at an average borrowing rate of 1.9080%. The average borrowing for the six months ended June 30, 2020 for the High Income Alternatives Fund for the period the line was drawn was $2,000,000, at an average borrowing rate of 1.9781%. During the six months ended June 30, 2020, the maximum borrowing was $9,500,000, $64,000,000, and $2,000,000 for the International Fund, Alternative Strategies Fund and High Income Alternatives Fund, respectively.

Note 10 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

Asset-Backed Securities Risk. This is the risk that the impairment of the value of the collateral underlying a security in which the High Income Alternatives Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

•

Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•

Collateral Risk. If the Alternative Strategies Fund and High Income Alternatives Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated, including for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non-affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.

•

Collateralized Loan Obligations and Collateralized Debt Obligations Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Alternative Strategies Fund and High Income Alternatives Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

•

Communications Services Sector Risk. A Fund may invest a portion of its assets in the communications services sector. Media and communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures, substantial capital requirements, fluctuating demand and changes in regulation.

Notes to Financial Statements	143

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

•

Consumer Discretionary Sector Risk. A Fund may invest a portion of its assets in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

•

Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•

Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•

Credit Risk. This is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•

Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes. All of the Funds may invest in foreign currencies for hedging purposes.

•

Cybersecurity Risk. Information and technology systems relied upon by the Funds, the Advisor, the sub-advisors, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Advisor has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

•

Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•

Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•

Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

•

Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Fund’s net asset value to greater volatility.

•

P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

•

Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

144	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

•

Distressed Companies Risk. A Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may be difficult to value accurately or may become worthless.

•

Emerging Markets Risk. A Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•

Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•

Event-Driven Risk. Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.

•

Financial Sector Risk. A Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

•

Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Funds to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•

Healthcare Sector Risk. A Fund may invest a portion of its assets in the healthcare sector. The profitability of companies in the healthcare sector may be adversely affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

•

Industrial Sector Risk. A Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

•

Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

•

Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•

Investment in Investment Companies Risk. This is the risk that investing in other investment companies, including ETFs, CEFs, BDCs, unit investment trusts and open-end funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the High Income Alternatives Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the

Notes to Financial Statements	145

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

shareholder and they may trade in the market at a discount to their net asset value. BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. Shares of CEFs also frequently trade at a discount to their net asset value for those and other reasons.

•

Investments in Loan Risk. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The High Income Alternatives Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. In addition, many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

•

Large Shareholder Purchase and Redemption Risk. This is the risk that a Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•

Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing. Under normal circumstances, the Alternative Strategies Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.

•

LIBOR Risk. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR.

•

Market Risk. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in a Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in a Fund.

•

Market Volatility Associated with COVID-19. The financial markets have recently been impacted by the outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19, which was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in international border closings, enhanced health screenings, expanded healthcare services and expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

•

Materials Sector Risk. A Fund may invest a portion of its assets in the materials sector. Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

146	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

•

MLP Risk. Investing in MLP units involves some risks that differ from an investment in the equity securities of a company. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

•

Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•

Mortgage REIT Risk. Investing in mREITs involves certain risks related to investing in real property mortgages. In addition, mREITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Internal Revenue Code of 1986 (the “Code”). No assurances can be given that a mREIT in which the High Income Alternatives Fund invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan.

•

Multi-Style Management Risk. Because portions of a Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•

Municipal Securities Risk. Municipal securities can be significantly affected by litigation, political or economic events, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from specific projects or assets can be negatively affected by the inability of the issuer to collect revenues for the projects or from the assets.

•

Portfolio Turnover Risk. This is the risk that a Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of a Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders as compared to shares in investment companies that hold investments for a longer period.

•

Short Sale Risk. This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•

Smaller Companies Risk. A Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•

Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments a Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

•

Technology Investment Risk. A Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

•

Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

Notes to Financial Statements	147

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Unaudited) – (Continued)

•

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by a manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

148	Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Holdings Information

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You can find the filings on the Securities and Exchange Commission’s website at http://www.sec.gov. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.partnerselectfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Review of Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the Trust’s Liquidity Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on June 1, 2020, the Trustees received a report from the Trust’s Chief Liquidity Officer, who serves as chair of the Trust’s Liquidity Committee, addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Liquidity Committee determined, and the Chief Liquidity Officer reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented in August 2018. The Chief Liquidity Officer reported that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Chief Liquidity Officer further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Trust’s prospectuses for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Other Information	149

Litman Gregory Funds Trust

INDEX DEFINITIONS

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

The CBOE Russell 2000 PutWrite Index (PUTR) is designed to track the performance of a hypothetical strategy that sells a monthly at-the-money (ATM) Russell 2000 Index put option.

The CBOE Russell 2000 Volatility Index (RVX) is a key measure of market expectations of near-term volatility conveyed by Russell 2000® Index (RUT) option prices. The RVX Index measures the market’s expectation of 30-day volatility implicit in the prices of near-term RUT options traded at CBOE.

The CBOE S&P 500 PutWrite Index (ticker symbol PUT) is a benchmark index that measures the performance of a hypothetical portfolio that sells S&P 500 Index (SPX) put options against collateralized cash reserves held in a money market account.

The CBOE S&P 500 2% OTM PutWrite Index (PUTYSM Index) is designed to track the performance of a hypothetical passive investment strategy that collects option premiums from writing a 2% Out-of-the Money (OTM) SPX Put option on a monthly basis and holds a rolling money market account invested in one-month T-bills to cover the liability from the short SPX Put option position.

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The Citigroup Economic Surprise Indices are objective and quantitative measures of economic news. They are defined as weighted historical standard deviations of data surprises.

FTSE Emerging Markets Index – ETF Tracker. The Index is a market capitalization index, adjusted based on the free-float of potential index constituents, and designed to measure the performance of large-, medium- and small-capitalization companies located in emerging market countries throughout the world.

The FTSE Emerging Markets All Cap China A Inclusion Index is a market-capitalization weighted index representing the performance of large, mid and small cap stocks in emerging markets.

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

The HFRI Event Driven Index: Consists of investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.

The HFRI Event Driven Merger Arbitrage Index: Consists of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

The HFRX Fixed Income – Credit Index is an unmanaged index that includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

ICE BofAML 0-3 Year U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with maturities less than three years.

ICE BofA Merrill Lynch 1-3 US Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The ICE BofAML U.S. High Yield Cash Pay TR USD Index is an unmanaged index that measures the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

150	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDEX DEFINITIONS – (Continued)

The S&P/LSTA U.S. Leveraged Loan Index is a market-weighted index that tracks the performance of institutional leveraged loans, and represents the 100 largest and most liquid issues of the institutional loan universe.

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages: Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index captures large and mid-cap representation across 23 Emerging Markets (EM) countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The SPDR S&P 500 ETF consists of 500 of the largest U.S. companies, and it is one of the most heavily traded securities in the world. It tracks the S&P 500 Index, and fund follows a full replication strategy, holding every stock in the index.

The SPDR Financials Sector Index seeks to provide an effective representation of the financial sector of the S&P 500 Index. The Index includes companies from the following industries: diversified financial services; insurance; banks; capital markets; mortgage real estate investment trusts (“REITs”); consumer finance; and thrifts and mortgage finance.

The Vanguard 500 Index Fund invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. This fund tracks the S&P 500 Index as closely as possible.

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

Index Definitions	151

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.

The Basel Accords are three sets of banking regulations (Basel I, II and III) set by the Basel Committee on Bank Supervision (BCBS), which provides recommendations on banking regulations in regards to capital risk, market risk and operational risk.

5.	A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

6.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

7.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

8.	Brexit is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union.

9.	Business development company (BDC) is an organization that invests in and helps small- and medium-size companies grow in the initial stages of their development.

10.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

11.

Cash flow yield (or free cash flow yield) is a financial solvency ratio that compares the free cash flow per share a company is expected to earn against its market value per share. The ratio is calculated by taking the free cash flow per share divided by the current share price.

12.	Capex (capital expenditures) are expenditures creating future benefits.

13.

Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

14.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

15.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

16.	Conditional pre-payment rate is a loan prepayment rate that is equal to the proportion of the principal of a pool of loans that is assumed to be paid off prematurely in each period.

17.

The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Changes in the CPI are used to assess price changes associated with the cost of living; the CPI is one of the most frequently used statistics for identifying periods of inflation or deflation.

18.	Correlation is a statistical measure of how two securities move in relation to each other.

19.	A coupon or coupon payment is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

20.

Credit default swaps are swaps designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan.

21.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

22.	Diversification is the spreading of risk by putting assets in several categories of investments.

23.

Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

24.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

25.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

152	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

26.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

27.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

28.	EBIT is a company’s earnings before interest and taxes, and measures the profit a company generates from its operations, making it synonymous with “operating profit”.

29.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

30.	E-Mini Futures Are an electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

31.

Enterprise value is a measure of a company’s total value, calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

32.

Enterprise value/adjusted target operating profit (or Enterprise Value/adjusted target EBIT) is a financial ratio that compares the total valuation of the company with its profitability, adjusting for various special circumstances.

33.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

34.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

35.

Floating interest rate, also known as a variable or adjustable rate, refers to any type of debt instrument, such as a loan, bond, mortgage, or credit, that does not have a fixed rate of interest over the life of the instrument.

36.	Forex (FX) is the market in which currencies are traded.

37.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

38.

Futures are financial contracts obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

39.

The G20 (or G-20 or Group of Twenty) is an international forum for the governments and central bank governors from 20 major economies. It was founded in 1999 with the aim of studying, reviewing, and promoting high-level discussion of policy issues pertaining to the promotion of international financial stability.

40.	Gross merchandise volume or GMV is a term used in online retailing to indicate a total sales dollar value for merchandise sold through a particular marketplace over a certain time frame.

41.

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

42.

Industry cost curve is the standard microeconomic graph that shows how much output suppliers can produce at a given cost per unit. As a strategic tool, the cost curve applies most directly to commodity or near commodity industries, in which buyers get roughly the same value from a product regardless of who produces it.

43.

An interest rate future is a financial derivative (a futures contract) with an interest-bearing instrument as the underlying asset. It is a particular type of interest rate derivative. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.

44.	An interest rate swap is a forward contract in which one stream of future interest payments is exchanged for another based on a specified principal amount.

45.	Internal Rate of Return (IRR) is the discount rate often used in capital budgeting that makes the net present value of all cash flows from a particular project equal to zero.

46.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

47.

Inverse interest-only security is a security that pays a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates), instead of paying a coupon corresponding to the interest payments homeowners (mortgagors) actually make.

48.	An Investment Grade bond is a bond with a rating of AAA to BBB; a Below Investment Grade bond is a bond with a rating lower than BBB

Industry Terms and Definitions	153

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

49.	A Leveraged Buyout (LBO) is the acquisition of another company using a significant amount of borrowed money to meet the cost of acquisition.

50.	Loss adjusted yields are those that already reflect the impact of assumed economic losses.

51.

Margin of safety is a principle of investing in which an analyst only purchases securities when the market price is below the analyst’s estimation of intrinsic value. It does not guarantee a successful investment.

52.

Market capitalization (or market cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. MBA Refinance index is a weekly measurement put together by the Mortgage Bankers Association, a national real estate finance industry association, to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

53.

The Merrill Option Volatility Expectations Index (MOVE©) reflects a market estimate of future Treasury bond yield volatility. The MOVE index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options. The MOVE Index reports the average implied volatility across a wide range of outstanding options on the two-year, five-year, 10-year, and 30-year U.S. Treasury securities.

54.	Net operating profit after tax (NOPAT): A company’s potential cash earnings if its capitalization were unleveraged (that is, if it had no debt).

55.	Normalized earnings are earnings adjusted for cyclical ups and downs of the economy. Also, on the balance sheet, earnings adjusted to remove unusual or one-time influences.

56.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

57.

Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

58.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

59.

Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

60.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

61.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

62.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

63.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

64.

Price to tangible book value (PTBV) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

65.	Prime is a classification of borrowers, rates, or holdings in the lending market that are considered to be of high quality.

66.

Principal only securities are a type of fixed-income security where the holder is only entitled to receive regular cash flows that are derived from incoming principal repayments on an underlying loan pool.

67.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

68.

Prospective earnings growth ratio (PEG ratio): The projected one-year annual growth rate, determined by taking the consensus forecast of next year’s earnings, less this year’s earnings, and dividing the result by this year’s earnings.

69.

Put writing is a family of options trading strategies that involve the selling of put options to earn premiums. One can either write a covered put or a naked put. Utilizing a combination of covered puts and naked puts, one can also implement the ratio put write, which is a neutral strategy.

154	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDUSTRY TERMS AND DEFINITIONS – (Continued)

70.

Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

71.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

72.

Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

73.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

74.	Sequential growth is a measure of a company’s short-term financial performance that compares the results achieved in a recent period to those of the period immediately preceding it.

75.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

76.	Short (or short position) is the sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

77.

Sortino Ratio is a modification of the Sharpe ratio that differentiates harmful volatility from general volatility by taking into account the standard deviation of negative asset returns, called downside deviation.

78.	A sovereign bond is a debt security issued by a national government.

79.

A special situation is a particular circumstance involving a security that would compel investors to trade the security based on the special situation, rather than the underlying fundamentals of the security or some other investment rationale. A spin-off is an example of a special situation.

80.	Spot price is the current price at which a particular security can be bought or sold at a specified time and place.

81.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

82.

Subprime refers to the credit quality of particular borrowers, who have weakened credit histories and a greater risk of loan default than prime borrowers. The market for lenders and borrowers of subprime credit includes the business of subprime mortgages, subprime auto loans and subprime credit cards, as well as various securitization products that use subprime debt as collateral.

83.

Swaps, traditionally, are the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

84.

Swaption (swap option): The option to enter into an interest rate swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.

85.	Tangible Book Value Per Share – TBVPS is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

86.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

87.

Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than--a broad market benchmark during periods of market strength and weakness, and if so, by how much.

88.

Yield Curve: A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

89.	Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

90.	Yield to Worst is the lowest potential yield that can be received on a callable bond without the issuer actually defaulting.

91.

Z Bonds, or Z Tranches, are the final tranche in a series of mortgage-backed securities, that is the last one to receive payment. Used in some collateralized mortgage obligations (CMO), Z-bonds pay no coupon payments while principal is being paid on earlier bonds.

Industry Terms and Definitions	155

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the PartnerSelect Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	#of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council and Policy Committee, Independent Directors Council (education for investment company independent directors) since 2014; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	6	Forward Funds (4 portfolios); Salient MS Trust (4 portfolios); Salient Midstream & MLP Fund (1 portfolio)
Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	6	None
Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	6	SA Funds – Investment Trust (10 portfolios)

156	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	#of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeremy DeGroot** 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1963)	Chairman of the Board, Trustee and President	Open-ended term; served as Chairman since March 2017, Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	6	None
Stephen Savage 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1961)	Secretary	Open-ended term; served since 2014	Chief Executive Officer of the Advisor since 2015; Managing Partner of the Advisor since 2010; Partner of the Advisor since 2003.	N/A	None
John Coughlan 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent
Trustees”).

**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their
relationship	with the Advisor (the “Interested Trustees”).

In addition, Jack Chee, Rajat Jain and Jason Steuerwalt, each a Portfolio Manager and Senior Research Analyst at the Advisor, are

each an Assistant Secretary of the Trust.

Trustee and Officer Information	157

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you.

We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

158	Litman Gregory Funds Trust

Advisor:

Litman Gregory Fund Advisors, LLC

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Distributor:

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent:

DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

PartnerSelect Funds

C/O DST Asset Manager Solutions, Inc.

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-254-8999.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call
1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, DST Asset Manager Solutions, Inc., at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call
1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund	MSEFX	53700T108	305
International Fund	MSILX	53700T207	306
Smaller Companies Fund	MSSFX	53700T306	308
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447
High Income Alternatives Fund
Institutional Class	MAHIX	53700T876	1478
Investor Class	MAHNX	53700T868	1479

Website:

www.partnerselectfunds.com

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Item 6.	Investments.

(a)    The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11.	Controls and Procedures.

(a)    The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)    Not applicable for semi-annual reports.

(a)(2)    Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(a)(3)    Not applicable to open-end investment companies.

(a)(4)    Not applicable.

(b)    Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy L. DeGroot
Jeremy L. DeGroot
President and Chief Executive Officer

Date:	September 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy L. DeGroot
Jeremy L. DeGroot
President and Chief Executive Officer

Date:	September 1, 2020

By:	/s/ John M. Coughlan
John M. Coughlan
Treasurer and Principal Financial Officer

Date:	September 1, 2020